                             [LOGO] Consulting Group

                               Consulting Group
                             Capital Markets Funds

                 Large Capitalization Value Equity Investments
                    Large Capitalization Growth Investments
                           S&P 500 Index Investments
                     Intermediate Fixed Income Investments
                          Long-Term Bond Investments
                          Municipal Bond Investments
                          Mortgage Backed Investments
                            High Yield Investments
                     Multi-Sector Fixed Income Investments
                         Government Money Investments


         Annual Report
         August 31, 2002
                                     [LOGO] TRAK(R)
                                     Personalized Investment Advisory Service

         -------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
         -------------------------------------------------------------

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Table of Contents



SHAREHOLDER LETTER........................................   1

CONSULTING GROUP CAPITAL MARKETS FUNDS PERFORMANCE SUMMARY

    LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS.........   4

    LARGE CAPITALIZATION GROWTH INVESTMENTS...............   6

    S&P 500 INDEX INVESTMENTS.............................   8

    INTERMEDIATE FIXED INCOME INVESTMENTS.................  10

    LONG-TERM BOND INVESTMENTS............................  12

    MUNICIPAL BOND INVESTMENTS............................  14

    MORTGAGE BACKED INVESTMENTS...........................  16

    HIGH YIELD INVESTMENTS................................  18

    MULTI-SECTOR FIXED INCOME INVESTMENTS.................  20

    GOVERNMENT MONEY INVESTMENTS..........................  22

SCHEDULES OF INVESTMENTS..................................  26

RATINGS AND SECURITY DESCRIPTIONS.........................  90

STATEMENTS OF ASSETS AND LIABILITIES......................  92

STATEMENTS OF OPERATIONS..................................  94

STATEMENTS OF CHANGES IN NET ASSETS.......................  96

NOTES TO FINANCIAL STATEMENTS............................. 100

FINANCIAL HIGHLIGHTS...................................... 111

INDEPENDENT AUDITORS' REPORT.............................. 117

ADDITIONAL INFORMATION.................................... 118

TAX INFORMATION........................................... 121

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Consulting Group
Capital Markets Funds


DEAR SHAREHOLDER:

The Consulting Group Capital Markets Funds' ("Fund") fiscal year ended August 31, 2002 closed the second consecutive year with significant equity market declines. Positive returns from fixed-income markets cushioned the total portfolio decline for diversified investors. Equity investors arrived at an emotional low tide during the summer of 2002, however, the question is: have global equity prices reached low tide? While the ocean's tides can be determined from a chart, the stock market's low water mark cannot. We can only use guidelines and keys from the past to estimate the market's direction.

We assess equity prices on both a relative and absolute basis. Relative analysis compares the valuations of stocks to bonds. Two and one-half years of equity prices falling produce equity market valuations that seem to be relatively attractive compared to fixed-income yields. On an absolute valuation comparison, the stock market retreated from the record valuations set in early 2000, but the current data shows the market is not as low as the valuation levels that were set at other bear market bottoms.

Lower valuations signal less risk in equities compared to the market peak. However, the uncertainty of the economic and market fundamentals, combined with large losses, are driving investors to their psychological low point. The commitment to remain invested, even in diversified strategies that combine fixed-income and equity, was tested during the summer.

The total decline for the U.S. equity market, as measured by the S&P 500 Index, was 17.99% for the year ended August 31, 2002. Separated into six-month segments, the returns show how much of the damage occurred during the spring and summer months. The six months ended February 28, 2002 produced a total return on the S&P 500 Index of negative 1.67%. The March to August period produced a return of negative 16.59%. As we write this letter in early October, the market has just passed the two and one-half year anniversary of the start of the bear market. Sharp declines in September produced a total S&P 500 Index fall of 43.75% from the end of March 2000 through the end of September 2002.

The U.S. equity market and the international equity markets have behaved similarly. Both generated significant negative returns over the fiscal year of the Fund. The U.S. return, negative 17.99%, as represented by the S&P 500 Index, is very similar to the return of the Morgan Stanley Capital International Europe, Australasia and the Far East Capitalization Weighted Index ("MSCI EAFE Capitalization Weighted Index") in both local currency terms and when translated into U.S. dollars. The net total return of the MSCI EAFE Capitalization Weighted Index based on local currency was negative 19.70%, and the return based in U.S. dollars was negative 14.95%. The weakness of the dollar compared to other currencies improved the return for U.S. dollar based investors.

Through the first two years of the bear market the most significant damage was in the information technology sector, the telecommunication sector, the stocks with the highest valuations and the stocks with the loftiest expectations. These were the stocks and sectors that had disconnected from traditional fundamental and valuation analysis in the late 1990s. While many of these companies were collapsing as businesses, or merely experiencing sharp declines in their stock prices, relative opportunity was still to be found in other equity styles, such as value investing and small-cap value in particular. Diversified investors were protected as the tech wreck did its most severe damage in the most aggressive and riskiest parts of the equity market.

In the spring and summer of 2002, however, there was no place to hide as an equity investor. From March through August, each of the four Russell domestic equity styles used as fund benchmarks produced double-digit negative returns. Every economic sector in the S&P 500 Index produced negative returns. The reasons for the weakness are many, and several are continuations of the trends detailed in our last letter. When we review the style and sector return data we find several trends emerge:

.. Investors' fears of a renewed economic slowdown negatively impacted the economically sensitive sectors such as materials and industrials. A very large part of the small-cap value asset class is composed of companies that are sensitive to changes in economic growth. Small-cap value performed very well as the economy began to improve in the very early part of 2002. As the economy seemed to slow again in the summer, this asset class was hurt.

.. Information technology fundamentals continue to erode. Unfortunately for the optimistic forecasters that believed the sector would begin to have improving fundamentals in the second half of 2001, it now appears that 2003 or 2004 will be the estimated time of arrival for more favorable conditions in this sector. This was by far the most expensive sector in valuation terms, such as price-to-earnings and price-to-sales ratios. The sector is suffering from bad business conditions, which produce falling earnings and sales. The price collapse in the sector is stunning. From the market peak in March 2000 through the end of September 2002, the information technology sector declined 81.6% in the S&P 500 Index. Two-thirds of the market decline can be directly attributed to the IT sector.

.. Technology sector weakness hurt the small-cap growth assets harder than large-cap growth in the summer. Of course, many of these companies used to be considered mid-cap or large-cap. Broadly, the collapse of technology negatively impacted both large-cap and small-cap growth similarly during the bear market.

.. During the spring and summer market decline, every economic sector produced negative returns, but the best relative performance was in economic sectors that are less sensitive to the economic cycle. Many of these relative successes were connected to the continued strength that the consumer sector provided the economy.

.. The many economically sensitive companies hurt large-cap value assets.
  Troubles at larger financial firms and collapsing technology stocks that moved into the value universe also hurt performance.

.. The number of extremely large losses in individual issues has been great.
  Using the S&P 500 Index as constructed, as the fiscal year began on September 1, 2001, one out of every seven stocks fell by 50% or more. Ten of the stocks fell 90% or more. These losses had a major impact on the indices, and often an even greater impact on the individual portfolios.

No review of the market conditions since our last letter is complete without discussing the impact that the WorldCom, Inc. default, bankruptcy and fraud charges had on the fixed-income and equity markets and the investing public. Corporate governance issues (the broad heading for accounting and compensation issues) have been a large part of the negative investor psychology. In late June, the WorldCom announcement that their accounting statements were fraudulently prepared was the final piece of news that broke investors' trust and willingness to remain invested. It was at that point that investors began to withdraw equity assets from mutual funds at a pace not seen since the market crash of 1987. These withdrawals contributed to the summer sell-off, as portfolio managers had to raise cash to meet clients' redemption demands.

Equity markets' sharp drop caused many to reallocate assets to fixed-income securities. The fixed-income markets had their own unique returns and structural shifts over the last year. In broad descriptive terms, investors shifted their preference to the lowest risk assets. Shorter-term interest rates fell more than longer-term interest rates, causing a steep upward sloping yield curve. The yields on Treasury notes and bonds reached lows not recorded since the late 1950s and early 1960s. During the Fund's fiscal year, the yield on the 2-year Treasury note began at 3.62% and ended at 2.16%. The 10-year note dropped from 4.82% to 4.14%. Falling interest rates were the reason the indices, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index, used to measure the bond funds posted positive returns of 8.11%, 7.90% and 7.74% respectively, for the year ended August 31, 2002.

2

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The economic slowdown concerns that hurt the equity markets and the demand for less risky assets increased the spread, or difference in yield between Treasury and corporate bonds, to higher levels during the year. The extra yield which investors demanded for credit, or default, risk soared in the high-yield market. Telecommunication companies are a significant part of the high-yield sector of the market. These bonds are sensitive to changes in the strength of the economy. The slowing economy and the WorldCom default produced the worst one-month return ever for the index in June. For the fiscal year, the Credit Suisse First Boston Global High Yield Index returned negative 2.43%, the only bond index used as a Fund benchmark to post a negative return.

To long term investors using a diversified approach, the opportunity still exists to invest wisely for the long term. At all low points of the market through history, investor psychology was damaged. Poor current fundamentals add to the short-term anxiety. Eventually, the prices of securities will be low enough to reflect all these uncertainties. There is not going to be one factor or event that turns all these around causing a new bull market to begin. Eventually, many small bits of data and information will turn the tide. We are optimistic that positive events will slowly reveal themselves and the benefits of long term diversified investing will reappear. We thank you for your continued support and encourage you to contact your Financial Consultant for further assistance and guidance.

Sincerely,

/s/ R. Jay Gerken   /s/ Frank L. Campanale

R. Jay Gerken       Frank L. Campanale
Chairman            Investment Officer

October 1, 2002

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[GRAPHIC]

Large Capitalization
Value Equity Investments

 ABOUT THE SUB-ADVISERS

.. The Boston Company Asset Management, LLC ("Boston Company")

 Seeks total return by investing in portfolios of highly liquid common stocks that in its opinion have above average appreciation potential. The sub-adviser employs an active portfolio management style using a proprietary quantitative model to identify those companies which demonstrate characteristics of both value and positive market momentum.

.. Chartwell Investment Partners ("Chartwell")

 Employs "top-down" and "bottom-up" management techniques in managing its portion of the Portfolio's assets. Chartwell focuses on a combination of low price-to-sales, price-to-earnings, price-to-cash flow and price-to-book ratios, along with a preference for premium yielding issues. The sub-adviser then shifts its focus to identifying those companies with evidence of a major catalyst for change.

.. Alliance Capital Management L.P., through its Bernstein Investment Research and Management unit ("Alliance")
 Seeks to exploit security mispricings and the opportunities this creates. The screening process begins by searching for undervalued securities within a universe of stocks comprising the S&P 500 Index and 200 additional large/mid-cap stocks not contained in the S&P 500 Index. Quantitative ranks in quintiles are then applied based on a stock's expected return and risk considerations. Alliance also takes into consideration earnings estimate revisions and relative price trend determinations in attempting to avoid the classic value trap of buying too early.


During the year September 1, 2001 through August 31, 2002, there were two changes with respect to the sub-advisers of Large Capitalization Value Equity Investments ("Portfolio"). Consulting Group recommended, and the Board of Trustees approved, the termination of Barclays Global Fund Advisors and Parametric Portfolio Associates, eliminating all passive management from the Portfolio. As of June 28, 2002, the Portfolio's allocation was Alliance 33%, Chartwell 33% and Boston Company 33%. The Portfolio underperformed its benchmark, the Russell 1000 Value Index, while outperforming its Lipper peer group average. The underperformance resulted from months of equity market volatility caused by fear of tension in the Middle East, possible attacks on Iraq, accounting quality/integrity concerns and ongoing anxiety about deteriorating corporate profits. The worst performing sectors were utilities and financials, while consumer discretionary and consumer staples were the best performing. Going forward, each of the sub-advisers intends to remain focused on its disciplined investment strategy.

The following graphs depict the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000 Value Index/1 /and the Lipper Large-Cap Value Funds Average./2/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Average

                                      [CHART]

                 Large              Large        Russell    Lipper
            Capitalization     Capitalization     1000     Large-Cap
            Value Equity       Value Equity       Value      Value
             Investments        Investments       Fund       Funds
          (With TRAK Fee)*   (Without TRAK Fee)   Index     Average
           ---------------   ------------------   -----     -------
    8/92        10,000             10,000         10,000     10,000
    8/93        10,762             10,925         12,690     11,712
    8/94        10,823             11,153         13,055     12,343
    8/95        12,383             12,953         15,554     14,470
    8/96        13,998             14,864         18,283     16,947
    8/97        19,164             20,658         25,511     22,999
    8/98        18,885             20,664         26,505     23,162
    8/99        23,508             26,112         34,478     30,623
    8/00        24,084             27,156         41,422     33,633
    8/01        23,261             26,625         40,958     29,490
    8/02        19,315             22,443         35,580     24,768


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Average
                                    [CHART]

              Large                Large
          Capitalization      Capitalization                     Lipper
           Value Equity        Value Equity                     Large-Cap
            Investments         Investments     Russell 1000   Value Funds
          (With TRAK Fee)*  (Without TRAK Fee)  Value Index      Average
          ----------------  ------------------  -----------      -------

    8/99       10,000             10,000            10,000        10,000
    8/00       10,245             10,400            10,415        10,983
    8/01        9,895             10,196            10,298         9,630
    8/02        8,217              8,595             8,946         8,088


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited) Average Annual Total Returns for the Period Ended August 31, 2002

                                          Without TRAK Fee With TRAK Fee*
      -------------------------------------------------------------------
       Since Inception (11/18/91)                8.71%           7.09%
       10 year                                   8.42            6.80
       5 year                                    1.67            0.16
       3 year                                   (4.92)          (6.34)
       1 year                                  (15.71)         (16.96)
      ------------------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002

                                    [CHART]

Banks                           11.2%
Oil and Gas                      9.2%
Diversified Financial Services   8.3%
Insurance                        7.8%
Pharmaceuticals                  6.4%
Telecommunications               5.7%
Retail                           4.5%
Electric                         4.4%
Computers                        4.3%
Chemicals                        3.6%
Other                           34.6%

[GRAPHIC]

Large Capitalization
Growth Investments

 ABOUT THE SUB-ADVISERS

.. Turner Investment Partners, Inc. ("Turner")
 Employs an active management style and seeks to invest in companies with improving earnings dynamics in each of ten broad market sectors. In order to identify potential investments, Turner utilizes (i) a proprietary computer model which ranks stocks by sector and size by examining 80 factors; (ii) fundamental analysis of stocks selected by the proprietary model, including communications with company management, industry experts and competitors; and
 (iii) technical analysis, including examination of money flow and relative strength. Turner will sell a stock because of a poor ranking from the model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or changes in money flow for a stock.

.. TCW Investment Management Co. ("TCW")
 Seeks to maximize capital appreciation while adhering to a discipline designed to protect capital from permanent loss. Their investment philosophy stresses investment in high-quality companies with opportunities for growth that are not fully reflected in stock market valua-tions. TCW utilizes a "bottom-up" investment strategy that focuses primarily on assessing the operating prospects of each prospective holding. Companies targeted for investment typically are those believed to have strong and enduring business models and inherent advantages over their competitors.

.. Alliance Capital Management L.P. ("Alliance")
 Alliance attempts to find large, well-managed companies with above-average earnings growth and reasonable stock prices. They strive to identify and invest in companies that offer the best available combination of strong relative earnings growth and reasonable valuation. They attempt to control style and industry risks relative to the benchmarks.

During the year September 1, 2001 through August 31, 2002, several changes to the sub-advisers of Large Capitalization Growth Investments ("Portfolio") were implemented. Consulting Group recommended, and the Board of Trustees approved, the retention of Alliance in January 2002 and the termination of Barclays Global Fund Advisors, eliminating all passive management from the Portfolio. As of June 28, 2002, the Portfolio allocation was Alliance 33%, Turner 33%, and TCW 33%. The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, and its Lipper peer group average and the returns continued to be poor, reflective of an extraordinarily risk-adverse environment created by an unusual confluence of issues (economic, corporate and geopolitical). The worst performing sectors continued to be technology and telecommunications. Going forward, each of the sub-advisers intends to remain focused on its disciplined investment strategy.

The following graphs depict the performance of the Large Capitalization Growth Investments vs. the Russell 1000 Growth Index/3 /and the Lipper Large-Cap Growth Funds Average./4/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) LARGE CAPITALIZATION GROWTH INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Average

                                     [CHART]

               Large              Large                             Lipper
           Capitalization     Capitalization                       Large Cap
         Growth Investments  Growth Investments  Russell 1000     Growth Fund
          (With TRAK Fee)*   (Without TRAK Fee)  Growth Index       Average
          ----------------   ------------------  ------------       -------
    8/92       10,000             10,000           10,000           10,000
    8/93       10,836             11,000           10,801           11,892
    8/94       10,937             11,270           11,504           12,395
    8/95       13,177             13,784           14,338           15,137
    8/96       14,654             15,560           16,973           17,035
    8/97       19,845             21,391           23,656           22,844
    8/98       21,077             23,063           25,609           23,902
    8/99       30,374             33,738           37,985           35,797
    8/00       40,187             45,314           50,695           50,016
    8/01       21,533             24,647           27,720           29,084
    8/02       15,638             18,170           21,575           22,520



All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED
 AUGUST 31, 2002 (unaudited) LARGE CAPITALIZATION GROWTH INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Average

                                        [CHART]

                 Large                Large
            Capitalization       Capitalization      Russell      Lipper
                Growth               Growth           1000       Large Cap
              Investments         Investments        Growth     Growth Fund
            (With TRAK Fee)*   (Without TRAK Fee)     Index       Average
            ---------------    ------------------    -------    -----------
    8/99        10,000               10,000           10,000      10,000
    8/00        13,231               13,431           13,346      13,972
    8/01         7,089                7,305            7,298       8,125
    8/02         5,149                5,386            5,680       6,291


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 LARGE CAPITALIZATION GROWTH INVESTMENTS (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2002

                                          Without TRAK Fee With TRAK Fee*
      -------------------------------------------------------------------
       Since Inception (11/18/91)                6.72%           5.13%
       10 year                                   6.15            4.57
       5 year                                   (3.21)          (4.65)
       3 year                                  (18.64)         (19.85)
       1 year                                  (26.28)         (27.38)
      ------------------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of
 August 31, 2002

                      [CHART]

Pharmaceuticals                         10.4%
Retail                                  10.2%
Semiconductors                           9.3%
Software                                 9.2%
Insurance                                8.8%
Healthcare                               7.0%
Computers                                6.2%
Biotechnology                            5.7%
Diversified Financial Services           5.5%
Telecommunication Equipment              4.8%
Other                                   22.9%

[GRAPHIC]

S&P 500 Index Investments

 ABOUT THE SUB-ADVISER

.. Barclays Global Fund Advisors ("Barclays")
 A passive, index-based manager which attempts to mirror the composition of the S&P 500 Index as closely as possible by adjusting the Portfolio's holdings daily to reflect the companies included in the index and their weightings.


During the year September 1, 2001 through August 31, 2002, S&P 500 Index Investments ("Portfolio") underperformed both its benchmark, the S&P 500 Index, and its Lipper peer group average. The underperformance was a result of large cash flows into and out of the Portfolio, which caused a larger than normal tracking error in the Portfolio. During the period, most sectors saw negative performance except for consumer non-durables, which posted a positive return. The worst performing sectors were utilities, followed by capital goods and technology. In terms of industries, utilities and electrical equipment continued to post negative returns while tobacco and homebuilding saw positive results. S&P 500 Index Investments is currently sub-advised by Barclays.

The following graph depicts the performance of the S&P 500 Index Investments vs. the S&P 500 Index./5/

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2002 (unaudited) S&P 500 INDEX INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the S&P 500 Index

                                    [CHART]

                       S&P 500               S&P 500
                        Index                 Index
                     Investments           Investments            S&P 500
                   (With TRAK Fee)*     (Without TRAK Fee)         Index
                   ----------------     ------------------        -------
    10/1/99            $10,000               $10,000              $10,000
       2/00             10,589                10,656               10,704
       8/00             11,662                11,824               11,959
       2/01              9,507                 9,711               11,006
       8/01              8,665                 8,918                9,043
       2/02              8,418                 8,728                8,892
    8/31/02              6,948                 7,259                7,417


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 S&P 500 INDEX INVESTMENTS (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2002

                                    Without TRAK Fee With TRAK Fee*
-------------------------------------------------------------------
 Since inception (10/1/99)              (10.40)%        (11.73)%
 1 year                                 (18.60)         (19.81)
------------------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002

[CHART]

Pharmaceuticals                               8.3%
Retail                                        7.5%
Banks                                         7.3%
Diversified Financial Services                7.1%
Telecommunications                            5.6%
Miscellaneous Manufacturer                    5.5%
Oil and Gas                                   5.3%
Insurance                                     5.2%
Software                                      5.0%
Computers                                     3.8%
Other                                        39.4%

[GRAPHIC]

Intermediate Fixed
Income Investments


 ABOUT THE SUB-ADVISERS

.. BlackRock Financial Management, Inc. ("BlackRock")
 Employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

.. Pacific Investment Management Co. ("PIMCO")
 Employs "top-down" and "bottom-up" investment techniques. It implements the following "top-down" strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. The sub-adviser also employs the following "bottom-up" strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

.. Metropolitan West Asset Management, LLC ("Metropolitan")
 Designed with the goal of consistently outperforming a benchmark while maintaining below average volatility. The sub-adviser believes consistent outperformance is gained through the measured application of five value-added strategies: limited average maturity/duration shifts, yield curve management, utilization of all sectors of the bond market, quantitative security selection and sophisticated buy/sell execution strategies.


During the year September 1, 2001 through August 31, 2002, there were no changes to the sub-advisers of Intermediate Fixed Income Investments ("Portfolio"). The allocation among the sub-advisers was 40% PIMCO, 40% BlackRock and 20% Metropolitan. During the period, the Portfolio underperformed its benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, and its Lipper peer group average. Volatility returned to the corporate market and rating agencies downgraded securities below investment-grade at a record pace. Various "headline" events, coupled with the tentative economic outlook spurred a flight-to-quality, which benefited Treasury issues. Mortgage- and asset-backed securities also provided solid returns. Going forward, the sub-advisers remain focused on their disciplined investment strategy.

The following graphs depict the performance of the Intermediate Fixed Income Investments vs. the Lehman Brothers Intermediate Government/Credit Bond Index./6/


 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2002
  (unaudited)
 INTERMEDIATE FIXED INCOME INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Intermediate Government/Credit Bond Index

                                     [CHART]

                    Intermediate       Intermediate          Lehman Brothers
                    Fixed Income       Fixed Income            Intermediate
                     Investments        Investments         Government/Credit
     DATE         (With TRAK Fee)*    (Without TRAK Fee)        Bond Index
    -----------   ----------------    ------------------    -----------------
    8/92               10,000              10,000                  10,000
    8/93               10,894              11,059                  10,923
    8/94               10,611              10,935                  10,887
    8/95               11,363              11,886                  11,918
    8/96               11,650              12,371                  12,447
    8/97               12,422              13,390                  13,485
    8/98               13,216              14,461                  14,695
    8/99               13,158              14,616                  14,745
    8/00               13,705              15,453                  15,757
    8/01               15,198              17,396                  17,737
    8/02               15,680              18,219                  19,109



All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited)
 INTERMEDIATE FIXED INCOME INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Intermediate
 Government/Credit Bond Index
                                     [CHART]

                    Intermediate       Intermediate          Lehman Brothers
                    Fixed Income       Fixed Income            Intermediate
                     Investments        Investments         Government/Credit
     DATE         (With TRAK Fee)*    (Without TRAK Fee)        Bond Index
    -----------   ----------------    ------------------    -----------------
    8/99              10,000              10,000                  10,000
    8/00              10,415              10,573                  10,687
    8/01              11,550              11,902                  12,029
    8/02              11,916              12,465                  12,960







All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 INTERMEDIATE FIXED INCOME INVESTMENTS (unaudited) Average Annual Total Returns for the Period Ended August 31, 2002


                             Without TRAK Fee     With TRAK Fee*
----------------------------------------------------------------
 Since Inception (11/18/91)        6.43%               4.85%
 10 year                           6.18                4.60
 5 year                            6.35                4.77
 3 year                            7.62                6.02
 1 year                            4.73                3.17
---------------------------------------------------------------


                    See pages 24 and 25 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002


                       [CHART]


Mortgage-Backed Securities                  43.7%
Corporate Bonds & Notes                     40.2%
U.S. Government Obligations                  9.8%
Repurchase Agreements                        5.4%
Convertible Bonds                            0.3%
Municipal Bond Investments                   0.3%
U.S. Treasury Bills                          0.2%
Commercial Paper                             0.1%

[GRAPHIC]

Long-Term Bond Investments

 ABOUT THE SUB-ADVISER

.. Western Asset Management Co. ("Western")
 Emphasizes three key strategies to enhance the Portfolio's total return:
 (i) adjusting the allocation of the Portfolio among the key sectors of the fixed-income market -- government, corporate and mortgage and asset-backed -- depending upon its forecast of relative values; (ii) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect the sub-adviser's long-term outlook for interest rates; and
 (iii) purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.


During the year September 1, 2001 through August 31, 2002, there were no changes with respect to management of Long-Term Bond Investments ("Portfolio"). The Portfolio, sub-advised by Western, underperformed both its benchmark, the Lehman Brothers Government/Credit Bond Index, and its Lipper peer group average. The sub-adviser's moderately long duration exposure during the past year contributed to performance while exposure to inflation-adjusted Treasury Inflation-Protected Securities ("TIPS") hurt performance. Also dragging on performance was exposure to credit issues, regardless of quality, which hurt performance relative to Treasuries. Going forward, the sub-adviser intends to remain focused on its investment strategy.

The following graphs depict the performance of the Long-Term Bond Investments vs. the Lehman Brothers Government/Credit Bond Index./7/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) LONG-TERM BOND INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Government/Credit Bond Index

                                     [CHART]

                  TRAK Long-Term       TRAK Long-Term         Lehman Brothers
                  Bond Investments     Bond Investments     Government/Credit
                  (With Trak Fee)*    (Without Trak Fee)        Bond Index
                  ----------------    ------------------        ----------
    8/92               10,000              10,000                 10,000
    8/93               10,942              11,108                 10,571
    8/94               10,356              10,671                 10,712
    8/95               11,294              11,814                 12,064
    8/96               11,249              11,945                 11,970
    8/97               12,514              13,490                 13,145
    8/98               14,327              15,677                 14,647
    8/99               13,239              14,706                 14,689
    8/00               14,281              16,103                 15,760
    8/01               15,754              18,033                 17,740
    8/02               16,256              18,889                 19,141






All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) LONG-TERM BOND INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Government/Credit Bond Index

                           [CHART]

            Long-Term          Long-Term        Lehman Brothers
         Bond Investments   Bond Investments   Government/Credit
         (With TRAK Fee)*  (Without TRAK Fee)     Bond Index
         ----------------  ------------------     ----------
    8/99     10,000              10,000             10,000
    8/00     10,787              10,950             10,729
    8/01     11,899              12,262             12,077
    8/02     12,279              12,844             13,031

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 LONG-TERM BOND INVESTMENTS (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2002

                                          Without TRAK Fee With TRAK Fee*
      -------------------------------------------------------------------
       Since inception (11/18/91)               6.77%           5.18%
       10 year                                  6.57            4.98
       5 year                                   6.97            5.37
       3 year                                   8.70            7.08
       1 year                                   4.75            3.19
      ------------------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002


                     [CHART]

Corporate Bonds and Notes                      47.8%
U.S. Government Obligations and Agencies       45.4%
Commercial Paper                                4.3%
Repurchase Agreement                            2.5%

[GRAPHIC]

Municipal Bond Investments

 ABOUT THE SUB-ADVISER

.. Smith Affiliated Capital Corp. ("Smith")
 Uses an active fixed-income management style that focuses first on the appropriate maturity allocation for the Portfolio within a given market environment. The maturity allocation is supplemented by a long-term market sector rotation. The sub-adviser focuses primarily on "vital service" revenue bonds and secondarily on general obligation bonds of high-quality issuers.


During the year September 1, 2001 through August 31, 2002, there were no changes to management of Municipal Bond Investments ("Portfolio"). The Portfolio underperformed its benchmark, the Lehman Brothers Municipal Bond Index, but outperformed its Lipper peer group average. The period saw volatility resulting from terrorist attacks, a recession with an unusually weak recovery, plunging equity prices, and continued easing by the U.S. Federal Reserve Board in response to these problems. However, the level of interest rates fell to historical lows across the curve, while maintaining an unusually steep slope. The Portfolio performed well in this environment, taking prudent maturity risk and emphasizing high credit quality and engaging in some extension swaps, taking capital gains on some high coupon issues. Smith, the sub-adviser, also used the shifting demand pattern among specialty state buyers to add value when opportunities arose, selling and reinvesting at a yield pick up. Going forward, the sub-adviser expects weak economic activity as deflationary pressures brake on activity with the continued unwinding of the recent boom's excesses.

The following graphs depict the performance of the Municipal Bond Investments vs. the Lehman Brothers Municipal Bond Index./8/


 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) MUNICIPAL BOND INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Municipal Bond Index

                                    [CHART]


             Municipal Bond     Municipal Bond     Lehman Brothers
              Investments        Investments        Municipal Bond
            (With TRAK Fee)*  (Without TRAK Fee)        Index
            ----------------  ------------------   ---------------
    8/92        $10,000            $10,000             $10,000
    8/93         11,126             11,294              11,220
    8/94         10,564             10,867              11,236
    8/95         11,205             11,721              12,232
    8/96         11,548             12,263              12,874
    8/97         12,386             13,352              14,063
    8/98         13,189             14,432              15,280
    8/99         12,655             14,056              15,358
    8/00         13,313             15,011              16,397
    8/01         14,484             16,579              18,068
    8/02         15,108             17,554              19,196

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited)
 MUNICIPAL BOND INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Municipal Bond Index
                                    [CHART]


            Municipal Bond    Municipal Bond   Lehman Brothers
             Investments       Investments     Municipal Bond
           (With TRAK Fee)*   (Without Fee)        Index
           ----------------   ---------------  ---------------
    8/99       $10,000            $10,000         $10,000
    8/00        10,520             10,679          10,677
    8/01        11,446             11,795          11,765
    8/02        11,939             12,488          12,499


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 MUNICIPAL BOND INVESTMENTS (unaudited) Average Annual Total Returns for the Period Ended August 31, 2002

                             Without TRAK Fee With TRAK Fee*
------------------------------------------------------------
 Since inception (11/18/91)        6.02%           4.44%
 10 year                           5.79            4.21
 5 year                            5.63            4.05
 3 year                            7.69            6.08
 1 year                            5.88            4.31
-----------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002

                 [CHART]


Texas                             15.8%
Indiana                           11.1%
Illinois                          10.5%
Michigan                           7.7%
New York                           7.6%
Pennsylvania                       6.9%
Florida                            6.9%
Iowa                               4.7%
Nevada                             4.3%
Kentucky                           3.8%
Other                             20.7%

[GRAPHIC]

Mortgage Backed Investments

 ABOUT THE SUB-ADVISER

.. Utendahl Capital Management CFI ("Utendahl")
 Uses a quantitative computer-modelled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market. The sub-adviser generally maintains the Portfolio within a narrow band around the duration of the entire mortgage-backed market and normally focuses on mortgage-related securities issued by U.S. government agencies and government-related organizations.



During the year September 1, 2001 through August 31, 2002, there were no changes with respect to management of Mortgage Backed Investments ("Portfolio"). Sub-advised by Utendahl, the Portfolio underperformed its benchmark, the Lehman Brothers Mortgage-Backed Securities Index, but outperformed its Lipper peer group average. Although the period under review was characterized by an unprecedented number of credit events that undermined corporate bond performance, the Portfolio underperformed its benchmark and was invested predominantly in agency pass-throughs. Collateralized Mortgage Obligations ("CMO") holdings varied from 10% to 25% and were distributed across Agency/Coupon/Maturity spectrums in similar allocations to the Index. Mortgage rates were at an all-time low, volatility at an all-time high and short-term rates extremely low, making mortgages attractive to leveraged investors such as banks, dealers, and hedge funds. The sub-adviser intends to maintain its investment philosophy of avoiding prepayment risk.

The following graphs depict the performance of the Mortgage Backed Investments vs. the Lehman Brothers Mortgage Backed Securities Index/9/ and the Lipper U.S. Mortgage Funds Average./10/



 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2002
 (unaudited)
 MORTGAGE BACKED INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Mortgage Backed Securities Index and the Lipper U.S. Mortgage Funds Average

                                    [CHART]

            Mortgage            Mortgage
             Backed              Backed        Lehman Brothers       Lipper
           Investments         Investments     Mortgage Backed   U.S. Mortgage
         (With TRAK Fee)*  (Without TRAK Fee)  Securities Index  Funds Average
         ----------------  ------------------  ----------------  -------------
    8/92     $10,000           $10,000            $10,000           $10,000
    8/93      10,509            10,668             10,738            10,865
    8/94      10,332            10,647             10,778            10,515
    8/95      11,192            11,707             11,958            11,512
    8/96      11,506            12,218             12,552            11,960
    8/97      12,433            13,402             13,869            13,096
    8/98      13,273            14,524             16,358            14,168
    8/99      13,245            14,712             16,660            14,239
    8/00      14,036            15,827             18,002            15,245
    8/01      15,413            17,643             20,131            16,936
    8/02      16,416            19,075             21,782            18,243


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited)
 MORTGAGE BACKED INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Mortgage Backed Securities Index and the Lipper U.S. Mortgage Funds Average

                                     [CHART]

                                                 Lehman        Lipper
                                                Brothers        U.S.
         Mortgage Backed    Mortgage Backed  Mortgage Backed  Mortgage
           Investments        Investments      Securities      Funds
         (With TRAK Fee)* (Without TRAK Fee)     Index        Average
         ---------------- ------------------ ---------------  --------
    8/99      $10,000          $10,000          $10,000       $10,000
    8/00       10,597           10,758           10,805        10,707
    8/01       11,637           11,992           12,083        11,894
    8/02       12,394           12,965           13,074        12,813


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 MORTGAGE BACKED INVESTMENTS (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2002

                                    Without TRAK Fee   With TRAK Fee*
---------------------------------------------------------------------
 Since inception (11/18/91)               6.89%             5.30%
 10 year                                  6.67              5.08
 5 year                                   7.31              5.72
 3 year                                   9.04              7.42
 1 year                                   8.12              6.51
--------------------------------------------------------------------

                    See pages 24 and 25 for all footnotes.


 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002

                                    [CHART]

Mortgage-Backed Securities   93.4%
Repurchase Agreement          6.6%

[GRAPHIC]

High Yield Investments

 ABOUT THE SUB-ADVISERS

.. Alliance Capital Management L.P. ("Alliance")
 Uses a value-driven, research-intensive strategy. The sub-adviser emphasizes companies in which credit quality trends are stable or improving. The investment process begins with an understanding of the macroeconomic and monetary environment, and includes an extensive analysis of the issuer, business conditions and market technicals. The sub-adviser seeks to reduce volatility in the Portfolio by employing prudent industry and issuer diversification. Cash paying securities of large capitalization issuers with fundamentally strong businesses are emphasized.

.. Western Asset Management Co. ("Western")

 Combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are
 (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

 Note: Effective 10/02, Alliance was replaced with Seix Investment Advisors, Inc. The decision to replace Alliance was based on continued personnel turnover and the impact to the implementation of process.


During the year September 1, 2001 through August 31, 2002, Consulting Group recommended, and the Board of Trustees, approved the hiring of Western for 50% of High Yield Investments ("Portfolio"). The Portfolio underperformed both its benchmark, the CS First Boston Global High Yield Index and its Lipper peer group average. The High Yield market remained plagued by concerns regarding accounting irregularities, negative earnings surprises and declining valuations. Mixed economic indicators caused uncertainty as to the sustainability of an economic recovery and volatility was caused by continued downgrade pressure from the rating agencies and an unprecedented number of "fallen angels". The largest drag on performance was its allocation to telecommunications securities, which continued to suffer from extreme negative market conditions.

The following graph depicts the performance of the High Yield Investments vs. the CS First Boston Global High Yield Index./11/


 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2002 (unaudited) HIGH YIELD INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the CS First Boston Global High Yield Index

                                    [CHART]

                    High Yield          High Yield        CS First Boston
                   Investments         Investments          Global High
                  (With TRAK Fee)*   (Without TRAK Fee)     Yield Index
                  ----------------   ------------------   ---------------
    7/13/98          $10,000             $10,000             $10,000
    8/98               9,842               9,863               9,321
    8/99              10,052              10,225               9,764
    8/00               8,974               9,266              10,164
    8/01               8,639               9,056              10,219
    8/31/02            7,852               8,354               9,971

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) HIGH YIELD INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the CS First Boston Global High Yield Index

                                    [CHART]

          High Yield Investments High Yield Investments CS First Boston Global
            (With TRAK Fee)*       (Without TRAK Fee)     High Yield Index
          ---------------------- ---------------------- ----------------------
    8/99         $10,000                $10,000                 $10,000
    8/00           8,924                  9,063                  10,562
    8/01           8,595                  8,857                  10,618
    8/02           7,811                  8,171                  10,360


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 HIGH YIELD INVESTMENTS
  (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2002

                                          Without TRAK Fee With TRAK Fee*
      -------------------------------------------------------------------
       Since inception (7/13/98)               (4.26)%         (5.68)%
       3 year                                  (6.51)          (7.90)
       1 year                                  (7.75)          (9.12)
      ------------------------------------------------------------------

                    See pages 24 and 25 for all footnotes.



 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002

                  [CHART]


Corporate Bonds and Notes            92.2%
Repurchase Agreement                  2.7%
Preferred Stock                       2.4%
Sovereign Bonds                       2.0%
Convertible Bonds                     0.5%
Warrants                              0.1%
Common Stock                          0.1%

[GRAPHIC]

Multi-Sector Fixed Income Investments

 ABOUT THE SUB-ADVISERS

.. Metropolitan West Asset Management LLC ("Metropolitan")
 Seeks to maximize current income and minimize volatility by: (i) analyzing issuers and sectors on a yield spread basis, with an overlay of fundamental company analysis; (ii) identifying fixed-income securities with the greatest potential for adding value, such as those involving new issuers, the potential for credit upgrades, unique structural characteristics or innovative features; and (iii) managing variables such as sector, maturity, duration, credit quality, yield and potential capital appreciation.

.. Western Asset Management Co.
("Western")
 Emphasizes three key strategies to enhance the Portfolio's total return:
 (i) adjusting the allocation of the Portfolio among the key sectors of the fixed-income market depending on its forecast of relative values;
 (ii) tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

.. Utendahl Capital Management CFI ("Utendahl")
 Uses a quantitative computer-modelled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market. The sub-adviser generally maintains the Portfolio within a narrow band around the duration of the entire mortgage-backed market and normally focuses on mortgage-related securities issued by U.S. government agencies and government-related organizations.


During the year September 1, 2001 through August 31, 2002, Consulting Group recommended, and the Board of Trustees approved, the termination of Alliance Capital Management L.P. The allocation among the sub-advisers was 60% Metropolitan, 20% Western and 20% Utendahl. Multi-Sector Fixed Income Investments ("Portfolio") underperformed both its benchmark, the Lehman Brothers Aggregate Bond Index and its Lipper peer group average. While there are few indications of strength or momentum, the economy is apparently more resilient than many analysts had expected and the markets are currently priced to a weaker economy than is currently depicted by the statistics. However, business confidence continues to be particularly vulnerable and corporate earnings announcements will continue to be watched closely. Although the recovery appears secure, the pace of growth has slowed and recent volatility in the financial markets is an obstacle for clear direction in monetary policy. At the September Federal Open Market Committee ("FOMC") meeting, the U.S. Federal Reserve Board held the Portfolio's target at 1.75% with an easing bias.

With interest rates achieving levels last seen in the early 1960's, and a "double-dip" already priced into the market, the risk of carrying excess duration is high, warranting a reduction in interest rate risk. In the agency sector, the sub-advisers continue to be underweight as it offers little yield spread advantage relative to other spread sectors. During the period the Federal National Mortgage Association ("FNMA") disclosed a significant duration shortfall in its monthly asset-liability reporting which caused credit concerns to surface in the market. Despite the recent volatility in the corporate market, the sub-advisers are looking to increase their allocation. The underweight in the corporate market during the period was beneficial to performance. The corporate holdings are biased towards quality and liquidity and name selection remains critical in the current volatile credit environment.

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2002 (unaudited) MULTI-SECTOR FIXED INCOME INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Aggregate Bond Index

                                     [Chart]

                Multi-Sector       Multi-Sector
                Fixed Income       Fixed Income      Lehman Brothers
                Investments        Investments       Aggregate Bond
              (With TRAK Fee)*  (Without TRAK Fee)       Index
              ----------------  ------------------   ----------------
    10/1/99       $10,000            $10,000            $10,000
    8/00           10,502             10,647             10,632
    8/01           11,303             11,633             11,945
    8/31/02        11,525             12,041             12,012


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 MULTI-SECTOR FIXED INCOME INVESTMENTS (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2002

                            Without TRAK Fee With TRAK Fee*
-----------------------------------------------------------
 Since inception (10/1/99)        6.57%           4.98%
 1 year                           3.51            1.96
----------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

The following graph depicts the
performance of the Multi-Sector Fixed Income Investments vs. the Lehman Brothers Aggregate Bond Index./12/

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002


                       [CHART]


Corporate Bonds and Notes                 27.1%
Mortgage-Backed Securities                25.8%
Asset-Backed Securities                   18.9%
U.S. Treasury Obligations                 14.7%
Repurchase Agreements                     12.4%
Commercial Paper                           0.7%
Sovereign Bonds                            0.4%

[GRAPHIC]

Government Money Investments


 ABOUT THE SUB-ADVISER

.. Standish Mellon Asset Management Co. LLC ("Standish")
 The Portfolio invests exclusively in U.S. treasury securities and other U.S. government securities rated by a nationally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the sub-adviser. Individual securities must have remaining maturities of 397 days or less. Standish seeks to improve the Portfolio's yield through actively managing sector allocations and the average maturity of the Portfolio. Standish monitors the spread relationships between U.S. Treasury and government agency issues, and purchases agencies when they provide a yield advantage. In addition, Standish will change the maturity structure modestly to reflect its outlook on interest rates.



During the year September 1, 2001 through August 31, 2002, Government Money Investments ("Portfolio") underperformed its benchmark, the rate of return of the 90 day U.S. Treasury Bill, but outperformed its Lipper peer group average. Malaise in the financial markets continued to influence market activity resulting from continued geopolitical tensions, and the anniversary of the terrorist attacks on September 11th. Ongoing corporate governance issues, uninspiring economic growth and corporate profitability also weighed on the minds of market participants. Yields on U.S. Treasuries fell significantly during the quarter and the short-term yield curve flattened. Yields on 3-month U.S. Treasury bills fell 15 basis points, while 2-year note yields fell 114 basis points and 5-year notes had a 144 basis point drop in yield. This general decline in interest rates represented the increased expectation that the U.S. Federal Reserve Board would continue to maintain an accommodative stance and might ease policy further if necessary. The average maturity of the Portfolio was 36 days at August 31, 2002.

 GOVERNMENT MONEY INVESTMENTS (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2002

                             Without TRAK Fee With TRAK Fee*
------------------------------------------------------------
 Since inception (11/18/91)        4.24%           2.68%
 10 year                           4.30            2.74
 5 year                            4.37            2.82
 3 year                            4.08            2.53
 1 year                            1.80            0.29
-----------------------------------------------------------

                    See pages 24 and 25 for all footnotes.


Portfolio Highlights#

Composition of portfolio as of August 31, 2002

[CHART]

U.S. Government Agency
Discount Notes             100%

FOOTNOTES

 *  The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

 # As a percentage of total investments. Please note that the Portfolio's holdings are as of August 31, 2002 and are subject to change.

 1 The Russell 1000 Value Index is a capitalization weighted total return index which is comprised of 1000 of the largest capitalized U.S. domiciled companies with greater-than-average value orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 2 The Lipper Large-Cap Value Funds Average is comprised of the Portfolio's peer group of mutual funds investing in value oriented funds.

 3 The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1000 of the largest capitalized U.S. domiciled companies with greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 4 The Lipper Large-Cap Growth Funds Average is comprised of the Portfolio's peer group of mutual funds investing in growth oriented funds.

 5 The S&P 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 6 The Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, is a weighted composite of: (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years; and (ii) Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 7 The Lehman Brothers Government/Credit Bond Index, formerly known as the Lehman Brothers Government/Corporate Bond Index, is a weighted composite of: (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and (ii) Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 8 The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 9 The Lehman Brothers Mortgage Backed Securities Index includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

10 The Lipper U.S. Mortgage Funds Average is an average of funds invested at least 65% in mortgage securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

11 The CS First Boston Global High Yield Index is a broad-based market measure of high-yield bonds, commonly known as "junk bonds". Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

12 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

          Schedules of Investments
          August 31, 2002


Large Capitalization Value Equity Investments
----------------------------------------------------------------------------

  Shares                       Security                           Value
----------------------------------------------------------------------------
COMMON STOCK -- 96.1%

Aerospace/Defense -- 1.0%
   140,600 The Boeing Co..................................... $    5,212,042
   100,800 United Technologies Corp..........................      5,986,512
                                                              --------------
                                                                  11,198,554
                                                              --------------

Agriculture -- 2.8%
   285,682 Monsanto Co.......................................      5,247,978
   494,600 Philip Morris Cos., Inc...........................     24,730,000
                                                              --------------
                                                                  29,977,978
                                                              --------------

Apparel -- 0.1%
    35,600 NIKE, Inc., Class B Shares........................      1,537,208
                                                              --------------

Auto Manufacturers -- 0.5%
   116,225 General Motors Corp...............................      5,562,529
                                                              --------------

Auto Parts and Equipment -- 1.4%
   262,215 Delphi Corp.......................................      2,556,597
   195,293 The Goodyear Tire & Rubber Co.....................      2,640,361
    96,600 Lear Corp.*.......................................      4,501,560
    94,000 Magna International Inc., Class A Shares..........      5,924,820
                                                              --------------
                                                                  15,623,338
                                                              --------------

Banks -- 11.2%
   175,025 AmSouth Bancorp...................................      3,932,812
   434,864 Bank of America Corp..............................     30,475,269
   254,650 Bank One Corp.....................................     10,427,917
   260,315 BB&T Corp.........................................      9,904,986
    97,725 Comerica Inc......................................      5,716,912
   888,114 FleetBoston Financial Corp........................     21,430,191
   170,500 National City Corp................................      5,314,485
   227,765 PNC Financial Services Group......................     10,497,689
   170,000 U.S. Bancorp......................................      3,653,300
   249,250 Wachovia Corp.....................................      9,184,863
   210,969 Wells Fargo & Co..................................     11,010,472
                                                              --------------
                                                                 121,548,896
                                                              --------------

Chemicals -- 3.6%
    91,710 Cabot Corp........................................      2,186,367
   503,655 The Dow Chemical Co...............................     15,220,454
   268,500 E.I. du Pont de Nemours & Co......................     10,823,235
   160,700 Eastman Chemical Co...............................      7,210,609
   134,700 The Lubrizol Corp.................................      4,202,640
                                                              --------------
                                                                  39,643,305
                                                              --------------

Commercial Services -- 0.2%
   149,100 Cendant Corp.*....................................      2,133,621
                                                              --------------

Computers -- 4.3%
    39,000 Computer Sciences Corp.*..........................      1,436,370
   300,285 Electronic Data Systems Corp......................     12,089,474
   879,500 Hewlett-Packard Co................................     11,811,685


26


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Value Equity Investments
----------------------------------------------------------------------------

  Shares                       Security                           Value
----------------------------------------------------------------------------

Computers -- 4.3% (continued)
   262,735 International Business Machines Corp.............. $   19,804,964
    45,700 NCR Corp.*........................................      1,284,170
                                                              --------------
                                                                  46,426,663
                                                              --------------

Cosmetics/Personal Care -- 1.4%
   143,210 Avon Products, Inc................................      6,980,056
    98,830 Kimberly-Clark Corp...............................      5,913,987
    25,300 The Procter & Gamble Co...........................      2,242,845
                                                              --------------
                                                                  15,136,888
                                                              --------------

Distribution/Wholesale -- 1.4%
   252,650 Genuine Parts Co..................................      8,400,613
   238,100 Ingram Micro Inc., Class A Shares*................      3,250,065
    98,150 Tech Data Corp.*..................................      3,245,820
                                                              --------------
                                                                  14,896,498
                                                              --------------

Diversified Financial Services -- 8.3%
    88,700 American Express Co...............................      3,198,522
    17,000 The Bear Stearns Cos. Inc.........................      1,086,810
   129,800 Fannie Mae........................................      9,836,244
   150,130 Freddie Mac.......................................      9,623,333
   223,700 The Goldman Sachs Group, Inc......................     17,292,010
   334,925 Household International, Inc......................     12,094,142
   222,002 J.P. Morgan Chase & Co............................      5,860,853
   146,100 KPMG Consulting Inc.*@............................      1,482,915
   143,550 Lehman Brothers Holdings Inc......................      8,183,785
    69,000 Merrill Lynch & Co., Inc..........................      2,499,180
   458,270 Morgan Stanley....................................     19,577,294
                                                              --------------
                                                                  90,735,088
                                                              --------------

Electric -- 4.4%
   170,050 Ameren Corp.......................................      7,490,703
   239,563 American Electric Power Co., Inc..................      8,169,098
    46,905 DTE Energy Co.....................................      2,012,694
   135,435 Duke Energy Corp..................................      3,633,721
   217,020 Entergy Corp......................................      9,156,074
   191,300 PPL Corp..........................................      6,953,755
    57,800 Reliant Resources, Inc.*..........................        289,000
   127,575 TXU Corp..........................................      6,169,527
   148,000 Wisconsin Energy Corp.............................      3,760,680
                                                              --------------
                                                                  47,635,252
                                                              --------------

Electrical Components and Equipment -- 0.4%
    79,885 Emerson Electric Co...............................      3,896,790
                                                              --------------

Electronics -- 1.2%
   175,800 Agilent Technologies, Inc.*.......................      2,360,994
   228,615 Flextronics International Ltd.*...................      2,164,984
    28,895 Johnson Controls, Inc.............................      2,493,350
   195,200 Koninklijke (Royal) Philips Electronics N.V.......      3,943,040
   523,477 Solectron Corp.*..................................      1,947,334
                                                              --------------
                                                                  12,909,702
                                                              --------------

Environmental Control -- 0.3%
   139,400 Waste Management, Inc.............................      3,544,942
                                                              --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Value Equity Investments
-------------------------------------------------------------------------

  Shares                       Security                          Value
-------------------------------------------------------------------------

Food -- 1.7%
   327,870 General Mills, Inc................................ $13,800,048
   166,400 Safeway Inc.*.....................................   4,296,448
                                                              -----------
                                                               18,096,496
                                                              -----------

Forest Products and Paper -- 2.9%
   226,625 Georgia-Pacific Corp..............................   4,770,456
   308,292 International Paper Co............................  11,607,194
   499,425 MeadWestvaco Corp.................................  11,631,608
    69,400 Weyerhaeuser Co...................................   3,782,994
                                                              -----------
                                                               31,792,252
                                                              -----------

Hand/Machine Tools -- 0.8%
   241,880 The Stanley Works.................................   8,436,774
                                                              -----------

Healthcare - Products -- 0.2%
    35,400 C. R. Bard, Inc...................................   1,937,796
                                                              -----------

Healthcare - Services -- 0.3%
   121,850 Health Net Inc.*..................................   2,836,668
                                                              -----------

Home Builders -- 0.6%
    81,900 Centex Corp.......................................   4,135,131
    45,000 Pulte Homes, Inc..................................   2,148,300
                                                              -----------
                                                                6,283,431
                                                              -----------

Home Furnishings -- 1.8%
   276,300 Leggett & Platt, Inc..............................   6,396,345
   133,210 Maytag Corp.......................................   4,347,974
   154,950 Whirlpool Corp....................................   8,570,285
                                                              -----------
                                                               19,314,604
                                                              -----------

Insurance -- 7.8%
   372,480 ACE Ltd...........................................  11,848,589
   257,300 The Allstate Corp.................................   9,576,706
   195,539 American International Group, Inc.................  12,279,849
    28,900 The Chubb Corp....................................   1,788,621
    78,100 CIGNA Corp........................................   6,647,872
   334,510 The Hartford Financial Services Group, Inc........  16,732,190
   196,615 Lincoln National Corp.............................   7,284,586
    74,800 Marsh & McLennan Cos., Inc........................   3,639,020
   253,534 MetLife, Inc......................................   6,825,135
    12,000 MGIC Investment Corp..............................     722,520
    99,515 XL Capital Ltd....................................   7,325,299
                                                              -----------
                                                               84,670,387
                                                              -----------

Machinery -- 0.3%
    66,900 Deere & Co........................................   3,072,048
                                                              -----------

Media -- 1.2%
   810,400 Liberty Media Corp., Class A Shares*..............   6,774,944
   275,000 The News Corp. Ltd................................   5,032,500
    76,900 The Walt Disney Co................................   1,205,792
                                                              -----------
                                                               13,013,236
                                                              -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Value Equity Investments
--------------------------------------------------------------------------

  Shares                       Security                          Value
--------------------------------------------------------------------------

Mining -- 0.9%
   401,715 Alcoa Inc......................................... $ 10,079,029
                                                              ------------

Miscellaneous Manufacturing -- 2.7%
   383,415 Cooper Industries, Inc............................   12,545,339
    30,600 Eaton Corp........................................    2,164,644
   243,465 General Electric Co...............................    7,340,470
   237,180 Honeywell International Inc.......................    7,103,541
                                                              ------------
                                                                29,153,994
                                                              ------------

Office/Business Equipment -- 0.9%
   177,830 Pitney Bowes Inc..................................    6,446,338
   483,000 Xerox Corp.*......................................    3,385,830
                                                              ------------
                                                                 9,832,168
                                                              ------------

Oil and Gas -- 9.2%
    34,200 Anadarko Petroleum Corp...........................    1,526,688
   189,200 BP PLC ADR........................................    8,854,560
   187,470 ChevronTexaco Corp................................   14,365,826
   156,993 Conoco Inc........................................    3,854,178
   481,880 ConocoPhillips....................................   25,337,250
   654,333 Exxon Mobil Corp..................................   23,196,105
   160,615 Kerr-McGee Corp...................................    7,524,813
    71,900 Marathon Oil Corp.................................    1,779,525
   392,300 Occidental Petroleum Corp.........................   11,651,310
    65,500 Valero Energy Corp................................    2,126,785
                                                              ------------
                                                               100,217,040
                                                              ------------

Oil and Gas Services -- 0.7%
   320,880 Halliburton Co....................................    4,877,376
    73,200 Schlumberger Ltd..................................    3,162,972
                                                              ------------
                                                                 8,040,348
                                                              ------------

Packaging and Containers -- 0.6%
   463,150 Smurfit-Stone Container Corp.*....................    6,493,363
                                                              ------------

Pharmaceuticals -- 6.4%
   152,100 Abbott Laboratories...............................    6,088,563
   369,565 Bristol-Myers Squibb Co...........................    9,220,647
   295,600 Merck & Co., Inc..................................   14,933,712
   314,600 Pfizer Inc........................................   10,406,968
   273,589 Pharmacia Corp....................................   11,955,839
   399,600 Schering-Plough Corp..............................    9,222,768
   186,175 Wyeth.............................................    7,968,290
                                                              ------------
                                                                69,796,787
                                                              ------------

Retail -- 4.5%
   134,719 Federated Department Stores, Inc.*................    4,836,412
   117,900 The Gap, Inc......................................    1,382,967
   103,000 The Home Depot, Inc...............................    3,391,790
   296,875 Limited Brands....................................    4,539,219
   348,865 The May Department Stores Co......................   10,232,210
   308,100 McDonald's Corp...................................    7,320,456


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Value Equity Investments
------------------------------------------------------------------------------

  Shares                        Security                            Value
------------------------------------------------------------------------------
Retail -- 4.5% (continued)
    344,290 Sears, Roebuck & Co............................... $    15,668,638
    124,900 Toys "R" Us, Inc.*................................       1,664,917
                                                               ---------------
                                                                    49,036,609
                                                               ---------------
Savings and Loans -- 2.5%
    142,450 Golden West Financial Corp........................       9,685,175
    473,950 Washington Mutual, Inc............................      17,920,050
                                                               ---------------
                                                                    27,605,225
                                                               ---------------
Semiconductors -- 0.3%
    183,300 Intel Corp........................................       3,055,611
                                                               ---------------
Software -- 0.4%
     88,500 Microsoft Corp.*..................................       4,343,580
                                                               ---------------
Telecommunications -- 5.7%
    507,150 ADC Telecommunications, Inc.*.....................         649,152
    310,100 AT&T Corp.........................................       3,789,422
    860,950 Avaya Inc.*.......................................       1,807,995
     38,100 BellSouth Corp....................................         888,492
    595,000 Corning Inc.*.....................................       1,190,000
    527,000 Motorola, Inc.....................................       6,324,000
  3,024,600 Nortel Networks Corp.*............................       3,175,830
  1,877,723 Qwest Communications International Inc............       6,102,600
    993,207 SBC Communications Inc............................      24,571,941
    197,700 Sprint Corp. (FON Group)..........................       2,293,320
    738,200 Tellabs, Inc.*....................................       4,126,538
    236,988 Verizon Communications Inc........................       7,346,628
                                                               ---------------
                                                                    62,265,918
                                                               ---------------
Transportation -- 1.2%
    260,500 Burlington Northern Santa Fe Corp.................       7,491,980
     84,600 Union Pacific Corp................................       5,122,530
                                                               ---------------
                                                                    12,614,510
                                                               ---------------
            TOTAL COMMON STOCK (Cost -- $1,133,250,873).......   1,044,395,126
                                                               ---------------
   Face
  Amount
------------
REPURCHASE AGREEMENTS -- 3.9%
$40,088,000 Merrill Lynch & Co., Inc., 1.750% due 9/3/02;
             Proceeds at maturity -- $40,095,795; (Fully
             collateralized by Federal National Mortgage
             Association, Freddie Mac, Federal Home Loan Bank
             Notes and Bonds, 0.000% to 6.360% due 9/3/02 to
             10/3/16; Market value -- $40,889,760)............      40,088,000
  2,481,000 State Street Bank and Trust Co., 1.770% due
             9/3/02; Proceeds at maturity -- $2,481,480;
             (Fully collateralized by U.S. Treasury Notes and
             Bonds, 3.875% due 6/30/03; Market
             value -- $2,531,750).............................       2,481,000
                                                               ---------------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $42,569,000). ...........................      42,569,000
                                                               ---------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $1,175,819,873**) .......................  $1,086,964,126
                                                               ===============

--------
*  Non-income producing security.
@  On October 3, 2002, KPMG Consulting Inc. changed its name to BearingPoint,
   Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Growth Investments
-------------------------------------------------------------------------------------

  Shares                             Security                                Value
-------------------------------------------------------------------------------------
COMMON STOCK -- 98.5%

Advertising -- 0.0%
     7,830 Lamar Advertising Co.*........................................ $   250,247
                                                                          -----------

Aerospace/Defense -- 0.5%
     3,820 Alliant Techsystems Inc.*.....................................     260,601
     5,160 L-3 Communications Holdings, Inc.*............................     262,592
    25,070 Northrop Grumman Corp.........................................   3,078,596
    23,400 United Technologies Corp......................................   1,389,726
                                                                          -----------
                                                                            4,991,515
                                                                          -----------

Airlines -- 0.9%
   661,780 Southwest Airlines Co.........................................   9,403,894
                                                                          -----------

Apparel -- 0.0%
    11,840 Coach, Inc.*..................................................     291,619
                                                                          -----------

Banks -- 1.3%
   160,200 Bank One Corp.................................................   6,560,190
     4,510 City National Corp............................................     243,179
    80,730 Fifth Third Bancorp...........................................   5,410,525
    14,410 Investors Financial Services Corp.............................     433,164
     5,790 Zions Bancorp.................................................     316,250
                                                                          -----------
                                                                           12,963,308
                                                                          -----------

Beverages -- 1.5%
    59,660 Anheuser-Busch Cos., Inc......................................   3,171,526
   228,402 The Coca-Cola Co..............................................  11,648,502
    16,390 The Pepsi Bottling Group, Inc.................................     478,588
                                                                          -----------
                                                                           15,298,616
                                                                          -----------

Biotechnology -- 5.7%
   696,950 Amgen Inc.*...................................................  31,383,659
   335,000 Biogen, Inc.*.................................................  11,222,500
   480,370 Genentech, Inc.*..............................................  15,751,332
    11,000 IDEC Pharmaceuticals Corp.*...................................     441,980
                                                                          -----------
                                                                           58,799,471
                                                                          -----------

Chemicals -- 0.0%
     8,730 Ecolab Inc....................................................     393,199
                                                                          -----------

Commercial Services -- 1.7%
     6,140 Apollo Group, Inc.*...........................................     256,836
     3,160 Career Education Corp.*.......................................     140,905
   291,536 Concord EFS, Inc.*............................................   5,950,250
     7,700 H&R Block, Inc................................................     376,530
     8,460 Manpower Inc..................................................     280,195
   457,950 Paychex, Inc..................................................  10,716,030
                                                                          -----------
                                                                           17,720,746
                                                                          -----------

Computers -- 6.2%
    38,020 Affiliated Computer Services, Inc.*...........................   1,691,890
    32,460 Brocade Communications Systems, Inc.*.........................     469,696


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Growth Investments
-------------------------------------------------------------------------------------

  Shares                             Security                                Value
-------------------------------------------------------------------------------------

Computers -- 6.2% (continued)
 1,437,270 Dell Computer Corp.*.......................................... $38,245,755
   466,100 EMC Corp.*....................................................   3,150,836
    66,800 International Business Machines Corp..........................   5,035,384
     4,750 Lexmark International, Inc.*..................................     224,200
 1,194,110 Network Appliance, Inc.*......................................  11,391,809
    15,880 SunGard Data Systems Inc.*....................................     391,442
   264,230 VERITAS Software Corp.*.......................................   4,277,884
                                                                          -----------
                                                                           64,878,896
                                                                          -----------

Cosmetics/Personal Care -- 2.5%
    84,500 Avon Products, Inc............................................   4,118,530
   149,116 Colgate-Palmolive Co..........................................   8,134,278
   150,615 The Procter & Gamble Co.......................................  13,352,020
                                                                          -----------
                                                                           25,604,828
                                                                          -----------

Diversified Financial Services -- 5.5%
     3,040 Affiliated Managers Group, Inc.*..............................     159,296
   122,126 American Express Co...........................................   4,403,864
     4,910 The Bear Stearns Cos. Inc.....................................     313,896
    57,100 Fannie Mae....................................................   4,327,038
    47,800 Freddie Mac...................................................   3,063,980
    39,670 The Goldman Sachs Group, Inc..................................   3,066,491
     4,590 Investment Technology Group, Inc.*............................     155,601
   199,300 J.P. Morgan Chase & Co........................................   5,261,520
     7,210 Legg Mason, Inc...............................................     348,027
    52,640 Lehman Brothers Holdings Inc..................................   3,001,006
   775,542 MBNA Corp.....................................................  15,665,948
    33,400 Merrill Lynch & Co., Inc......................................   1,209,748
   190,000 Morgan Stanley................................................   8,116,800
   554,000 Stilwell Financial, Inc.......................................   7,722,760
                                                                          -----------
                                                                           56,815,975
                                                                          -----------

Electric -- 0.0%
    27,840 Calpine Corp.*................................................     135,859
     8,930 Molex Inc.....................................................     265,221
                                                                          -----------
                                                                              401,080
                                                                          -----------

Electronics -- 0.3%
    15,480 Celestica Inc.*...............................................     355,576
     8,270 Cymer, Inc.*..................................................     200,134
   215,500 Flextronics International Ltd.*...............................   2,040,785
    14,340 Jabil Circuit, Inc.*..........................................     268,301
    13,730 Symbol Technologies, Inc......................................     125,218
                                                                          -----------
                                                                            2,990,014
                                                                          -----------

Entertainment -- 0.0%
     4,640 International Game Technology*................................     300,115
                                                                          -----------

Food -- 0.7%
     2,060 Hershey Foods Corp............................................     156,045
   115,650 Kraft Foods Inc...............................................   4,599,401


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Growth Investments
-------------------------------------------------------------------------------------

  Shares                             Security                                Value
-------------------------------------------------------------------------------------

Food -- 0.7% (continued)
   151,550 Sara Lee Corp................................................. $ 2,794,582
     4,570 Whole Foods Market, Inc.*.....................................     204,096
                                                                          -----------
                                                                            7,754,124
                                                                          -----------

Healthcare -- 7.0%
     8,500 Anthem, Inc.*.................................................     536,435
    10,340 Biomet, Inc...................................................     277,732
   306,390 Boston Scientific Corp.*......................................   8,931,270
     8,190 DENTSPLY International Inc....................................     324,897
   117,406 HCA Inc.......................................................   5,465,249
   248,014 Health Management Associates, Inc.*...........................   4,774,269
     8,650 Henry Schein, Inc.*...........................................     432,240
   217,702 Johnson & Johnson.............................................  11,823,396
     5,250 LifePoint Hospitals, Inc.*....................................     158,760
   367,784 Medtronic, Inc................................................  15,145,345
     4,640 Mid Atlantic Medical Services, Inc.*..........................     167,550
    15,160 St. Jude Medical, Inc.*.......................................     564,104
   276,641 Tenet Healthcare Corp.*.......................................  13,049,156
     6,760 Triad Hospitals, Inc.*........................................     246,808
    62,224 UnitedHealth Group Inc........................................   5,497,490
     9,970 Universal Health Services, Inc.*..............................     455,828
     7,000 Varian Medical Systems, Inc.*.................................     297,710
    62,680 WellPoint Health Networks, Inc.*..............................   4,661,512
    10,610 Zimmer Holdings, Inc.*........................................     391,509
                                                                          -----------
                                                                           73,201,260
                                                                          -----------

Household Products -- 0.0%
     7,680 Avery Dennison Corp...........................................     484,762
                                                                          -----------

Insurance -- 8.8%
   372,390 AFLAC, Inc....................................................  11,398,858
   524,940 American International Group, Inc.............................  32,966,232
   877,440 The Progressive Corp..........................................  47,162,400
     4,910 RenaissanceRe Holdings Ltd....................................     171,359
                                                                          -----------
                                                                           91,698,849
                                                                          -----------

Internet -- 2.0%
    33,860 Amazon.com, Inc.*.............................................     505,868
 1,478,030 The Charles Schwab Corp.......................................  13,568,315
   104,559 eBay, Inc.*...................................................   5,916,994
    14,800 Internet Security Systems, Inc.*..............................     224,664
    12,280 Overture Services, Inc.*......................................     248,695
    35,140 Yahoo! Inc.*..................................................     361,591
                                                                          -----------
                                                                           20,826,127
                                                                          -----------

Leisure Time -- 1.5%
   305,561 Harley-Davidson, Inc..........................................  15,042,768
     4,400 Hotels.com*...................................................     183,216
                                                                          -----------
                                                                           15,225,984
                                                                          -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Growth Investments
-------------------------------------------------------------------------------------

  Shares                             Security                                Value
-------------------------------------------------------------------------------------

Lodging -- 0.0%
     6,780 MGM MIRAGE*................................................... $   240,622
     6,920 Starwood Hotels & Resorts Worldwide, Inc......................     178,398
                                                                          -----------
                                                                              419,020
                                                                          -----------

Media -- 3.7%
   308,350 AOL Time Warner, Inc.*........................................   3,900,628
   137,670 Clear Channel Communications, Inc.*...........................   4,705,561
   443,600 Comcast Corp.*................................................  10,570,988
    59,000 Cox Communications, Inc.*.....................................   1,525,150
    18,050 Cumulus Media Inc.*...........................................     251,978
     7,920 Emmis Communications Corp.*...................................     123,552
    42,160 Gannett Co....................................................   3,202,473
     4,470 Scholastic Corp.*.............................................     188,544
   351,461 Viacom, Inc.*.................................................  14,304,463
                                                                          -----------
                                                                           38,773,337
                                                                          -----------

Miscellaneous Manufacturing -- 4.4%
    59,699 Danaher Corp..................................................   3,590,895
 1,258,291 General Electric Co...........................................  37,937,474
     3,310 SPX Corp.*....................................................     359,466
   238,980 Tyco International Ltd........................................   3,749,596
                                                                          -----------
                                                                           45,637,431
                                                                          -----------

Oil and Gas Services -- 0.3%
     2,280 Amerada Hess Corp.............................................     166,668
    46,382 Baker Hughes, Inc.............................................   1,275,505
    12,900 BJ Services Co.*..............................................     393,450
     5,150 Burlington Resources, Inc.....................................     198,120
     5,260 Patterson-UTI Energy, Inc.*...................................     131,395
     6,680 Pogo Producing Co.............................................     219,438
     7,120 Smith International, Inc.*....................................     231,044
                                                                          -----------
                                                                            2,615,620
                                                                          -----------

Packaging and Containers -- 0.0%
     6,840 Ball Corp.....................................................     340,700
                                                                          -----------

Pharmaceuticals -- 10.4%
   100,730 Abbott Laboratories...........................................   4,032,222
     6,470 Accredo Health, Inc.*.........................................     331,458
     8,160 AmerisourceBergen Corp........................................     591,682
   240,329 Cardinal Health, Inc..........................................  15,582,932
     6,140 Cephalon, Inc.*...............................................     267,090
   185,900 Eli Lilly & Co................................................  10,791,495
    99,726 Forest Laboratories, Inc.*....................................   7,279,998
    13,910 Gilead Sciences, Inc.*........................................     446,233
    21,080 MedImmune, Inc.*..............................................     540,913
    14,580 NBTY, Inc.*...................................................     221,908
     5,130 Neurocrine Biosciences, Inc.*.................................     183,090
 1,800,383 Pfizer Inc....................................................  59,556,670
     9,460 Scios Inc.*...................................................     227,608
    11,780 Shire Pharmaceuticals Group PLC*..............................     343,858
     3,690 Teva Pharmaceutical Industries Ltd............................     244,647


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Growth Investments
--------------------------------------------------------------------------------------

  Shares                             Security                                Value
--------------------------------------------------------------------------------------

Pharmaceuticals -- 10.4% (continued)
     4,340 Trimeris, Inc.*............................................... $    197,470
   159,398 Wyeth.........................................................    6,822,234
                                                                          ------------
                                                                           107,661,508
                                                                          ------------

Retail  -- 10.2%
     8,310 Abercrombie & Fitch Co.*......................................      189,468
     6,220 AnnTaylor Stores Corp.*.......................................      166,074
   112,330 Bed Bath & Beyond Inc.*.......................................    3,601,300
    14,220 Big Lots, Inc.*...............................................      239,607
    11,490 CDW Computer Centers, Inc.*...................................      493,151
     2,430 The Cheesecake Factory Inc.*..................................       69,231
    17,850 Chico's FAS, Inc.*............................................      313,089
   103,542 CVS Corp......................................................    3,043,099
    11,720 Hollywood Entertainment Corp.*................................      158,220
   601,374 The Home Depot, Inc...........................................   19,803,246
     4,470 Kinder Morgan, Inc............................................      184,119
   301,356 Kohl's Corp.*.................................................   21,010,540
     5,470 Krispy Kreme Doughnuts, Inc.*.................................      194,185
   111,710 Lowe's Cos., Inc..............................................    4,622,560
    11,040 Michaels Stores, Inc.*........................................      513,250
     5,290 Panera Bread Co.*.............................................      150,024
    28,230 Starbucks Corp.*..............................................      567,423
   783,688 Wal-Mart Stores, Inc..........................................   41,911,634
   221,053 Walgreen Co...................................................    7,681,592
    14,280 Williams-Sonoma, Inc.*........................................      328,440
    10,260 Yum! Brands, Inc.*............................................      311,186
                                                                          ------------
                                                                           105,551,438
                                                                          ------------

Savings and Loans -- 0.0%
     7,690 Astoria Financial Corp........................................      257,461
     2,460 GreenPoint Financial Corp.....................................      125,460
                                                                          ------------
                                                                               382,921
                                                                          ------------

Semiconductors -- 9.3%
   334,066 Altera Corp.*.................................................    3,577,847
 1,225,550 Applied Materials, Inc.*......................................   16,373,348
    24,790 Broadcom Corp.*...............................................      408,787
    14,190 Integrated Device Technology, Inc.*...........................      187,734
 1,877,328 Intel Corp....................................................   31,295,058
    14,740 KLA-Tencor Corp.*.............................................      484,504
   709,300 Maxim Integrated Products, Inc.*..............................   22,420,973
    12,040 Microchip Technology Inc.*....................................      253,442
    96,776 Micron Technology, Inc.*......................................    1,669,386
    12,240 Novellus Systems, Inc.*.......................................      299,390
    34,850 PMC-Sierra, Inc.*.............................................      243,950
    13,000 QLogic Corp.*.................................................      436,150
   276,502 Texas Instruments, Inc........................................    5,447,089
   674,060 Xilinx, Inc.*.................................................   13,022,839
                                                                          ------------
                                                                            96,120,497
                                                                          ------------

Software -- 9.2%
    10,820 Autodesk, Inc.................................................      143,906
     5,170 Certegy Inc.*.................................................      169,886


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Growth Investments
-----------------------------------------------------------------------------------------

  Shares                             Security                                  Value
-----------------------------------------------------------------------------------------

Software -- 9.2% (continued)
     6,400 ChoicePoint Inc.*............................................. $       275,008
     9,730 Electronic Arts, Inc.*........................................         615,520
   185,180 First Data Corp...............................................       6,435,005
    43,190 Fiserv, Inc.*.................................................       1,589,824
     9,410 Intuit Inc.*..................................................         419,968
    16,210 Mercury Interactive Corp.*....................................         411,896
 1,232,633 Microsoft Corp.*..............................................      60,497,628
    88,510 PeopleSoft, Inc.*.............................................       1,423,241
   279,540 Pixar, Inc.*..................................................      13,652,734
 1,124,740 Siebel Systems, Inc.*.........................................       9,515,300
    12,040 THQ Inc.*.....................................................         278,124
                                                                          ---------------
                                                                               95,428,040
                                                                          ---------------

Telecommunication Equipment -- 4.8%
 1,975,931 Cisco Systems, Inc.*..........................................      27,307,365
    26,800 Extreme Networks, Inc.*.......................................         252,724
   222,000 Juniper Networks, Inc.*.......................................       1,613,940
    27,820 Nextel Communications, Inc.*..................................         211,710
   722,520 QUALCOMM Inc.*................................................      20,021,029
                                                                          ---------------
                                                                               49,406,768
                                                                          ---------------

Transportation -- 0.1%
     6,020 Expeditors International of Washington, Inc...................         158,626
    16,600 Union Pacific Corp............................................       1,005,130
                                                                          ---------------
                                                                                1,163,756
                                                                          ---------------
           TOTAL COMMON STOCK (Cost -- $1,185,681,713)...................   1,023,795,665
                                                                          ---------------

   Face
  Amount
-----------
REPURCHASE AGREEMENTS -- 1.5%
$9,110,000 Merrill Lynch & Co., Inc., 1.750% due 9/3/02; Proceeds at
            maturity -- $9,111,771; (Fully collateralized by Federal
            National Mortgage Association, Freddie Mac and Federal Home
            Loan Bank Notes and Bonds, 0.000% to 6.360% due 9/6/02 to
            10/3/16; Market value -- $9,292,200).........................       9,110,000
 6,070,000 State Street Bank and Trust Co., 1.770% due 9/3/02; Proceeds
            at maturity -- $6,071,194; (Fully collateralized by U.S.
            Treasury Notes and Bonds, 8.750% due 11/15/08; Market
            value -- $6,196,462).........................................       6,070,000
                                                                          ---------------
           TOTAL REPURCHASE AGREEMENTS
           (Cost -- $15,180,000) ........................................      15,180,000
                                                                          ---------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $1,200,861,713**) ...................................  $1,038,975,665
                                                                          ===============

--------
*  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

 S&P 500 Index Investments
 ------------------------------------------------------------------------------

  Shares                           Security                             Value
 ------------------------------------------------------------------------------
 COMMON STOCK -- 98.0%

 Advertising -- 0.2%
    1,086 The Interpublic Group of Cos., Inc.......................... $ 19,798
      472 Omnicom Group Inc...........................................   28,556
                                                                       --------
                                                                         48,354
                                                                       --------

 Aerospace/Defense -- 1.6%
    2,296 The Boeing Co...............................................   85,113
      556 General Dynamics Corp.......................................   43,724
      307 Goodrich Corp...............................................    6,407
    1,215 Lockheed Martin Corp........................................   76,934
      309 Northrop Grumman Corp.......................................   37,945
    1,031 Raytheon Co.................................................   36,085
      457 Rockwell Collins, Inc.......................................    9,711
    1,271 United Technologies Corp....................................   75,485
                                                                       --------
                                                                        371,404
                                                                       --------

 Agriculture -- 1.4%
      707 Monsanto Co.................................................   12,987
    5,801 Philip Morris Cos., Inc.....................................  290,050
      496 UST Inc.....................................................   17,216
                                                                       --------
                                                                        320,253
                                                                       --------

 Airlines -- 0.2%
      455 AMR Corp.*..................................................    4,636
      324 Delta Air Lines, Inc........................................    5,693
    2,060 Southwest Airlines Co.......................................   29,273
                                                                       --------
                                                                         39,602
                                                                       --------

 Apparel -- 0.3%
      300 Jones Apparel Group, Inc.*..................................   10,827
      256 Liz Claiborne, Inc..........................................    7,224
      718 NIKE, Inc., Class B Shares..................................   31,003
      150 Reebok International Ltd.*..................................    3,669
      343 V.F. Corp...................................................   13,929
                                                                       --------
                                                                         66,652
                                                                       --------

 Auto Manufacturers -- 0.6%
    4,915 Ford Motor Co...............................................   57,849
    1,485 General Motors Corp.........................................   71,072
      154 Navistar International Corp.................................    3,850
      288 PACCAR Inc..................................................   10,166
                                                                       --------
                                                                        142,937
                                                                       --------

 Auto Parts and Equipment -- 0.2%
      207 Cooper Tire & Rubber Co.....................................    4,322
      439 Dana Corp...................................................    7,437
    1,503 Delphi Corp.................................................   14,654
      482 The Goodyear Tire & Rubber Co...............................    6,517
      324 TRW Inc.....................................................   18,598
      348 Visteon Corp................................................    3,964
                                                                       --------
                                                                         55,492
                                                                       --------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


S&P 500 Index Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value
--------------------------------------------------------------------------------

Banks -- 7.3%
     997 AmSouth Bancorp............................................. $   22,402
   4,147 Bank of America Corp........................................    290,622
   1,964 The Bank of New York Co., Inc...............................     69,035
   3,136 Bank One Corp...............................................    128,419
   1,272 BB&T Corp...................................................     48,400
     616 Charter One Financial, Inc..................................     20,759
     486 Comerica Inc................................................     28,431
   1,603 Fifth Third Bancorp.........................................    107,433
     189 First Tennessee National Corp...............................      7,239
   2,857 FleetBoston Financial Corp..................................     68,939
     662 Huntington Bancshares Inc...................................     13,366
   1,148 KeyCorp.....................................................     30,801
     622 Marshall & Ilsley Corp......................................     19,033
   1,237 Mellon Financial Corp.......................................     34,203
   1,605 National City Corp..........................................     50,028
     451 North Fork Bancorp., Inc....................................     18,928
     630 Northern Trust Corp.........................................     26,926
     789 PNC Financial Services Group................................     36,365
     633 Regions Financial Corp......................................     22,611
     936 SouthTrust Corp.............................................     24,561
     834 State Street Corp...........................................     36,129
     763 SunTrust Banks, Inc.........................................     51,510
     827 Synovus Financial Corp......................................     19,988
   5,169 U.S. Bancorp................................................    111,082
     553 Union Planters Corp.........................................     17,176
   3,745 Wachovia Corp...............................................    138,003
   4,617 Wells Fargo & Co............................................    240,961
     256 Zions Bancorp...............................................     13,983
                                                                      ----------
                                                                       1,697,333
                                                                      ----------

Beverages -- 3.1%
      77 Adolph Coors Co., Class B Shares............................      4,624
   2,384 Anheuser-Busch Cos., Inc....................................    126,733
     212 Brown-Forman Corp., Class B Shares..........................     14,931
   6,702 The Coca-Cola Co.#..........................................    341,802
   1,222 Coca-Cola Enterprises Inc...................................     24,697
     800 The Pepsi Bottling Group, Inc...............................     23,360
   4,830 PepsiCo, Inc................................................    191,026
                                                                      ----------
                                                                         727,173
                                                                      ----------

Biotechnology -- 0.9%
   3,513 Amgen Inc.*.................................................    158,190
     400 Biogen, Inc.*...............................................     13,400
     484 Chiron Corp.*...............................................     18,339
     560 Genzyme Corp.*..............................................     11,581
                                                                      ----------
                                                                         201,510
                                                                      ----------

Building Materials -- 0.2%
     217 American Standard Cos., Inc.*...............................     15,544
   1,310 Masco Corp..................................................     31,650
     305 Vulcan Materials Co.........................................     11,901
                                                                      ----------
                                                                          59,095
                                                                      ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


 S&P 500 Index Investments
 ------------------------------------------------------------------------------

  Shares                           Security                             Value
 ------------------------------------------------------------------------------

 Chemicals -- 1.5%
      649 Air Products and Chemicals, Inc............................. $ 30,445
      197 Ashland Inc.................................................    5,646
    2,439 The Dow Chemical Co.........................................   73,707
    2,651 E.I. du Pont de Nemours and Co..............................  106,862
      233 Eastman Chemical Co.........................................   10,455
      334 Ecolab Inc..................................................   15,043
      334 Engelhard Corp..............................................    8,737
      110 Great Lakes Chemical Corp...................................    3,164
      328 Hercules Inc.*..............................................    3,444
      205 International Flavors & Fragrances Inc......................    6,611
      466 PPG Industries, Inc.........................................   26,222
      482 Praxair, Inc................................................   27,006
      619 Rohm and Haas Co............................................   22,525
      437 The Sherwin-Williams Co.....................................   11,799
      228 Sigma-Aldrich Corp..........................................   11,628
                                                                       --------
                                                                        363,294
                                                                       --------

 Commercial Services -- 1.0%
      421 Apollo Group, Inc., Class A Shares*.........................   17,610
    2,797 Cendant Corp.*..............................................   40,025
    1,390 Concord EFS, Inc.*..........................................   28,370
      517 Convergys Corp.*............................................    9,249
      152 Deluxe Corp.................................................    6,910
      377 Equifax Inc.................................................    8,777
      542 H&R Block, Inc..............................................   26,504
      772 McKesson Corp...............................................   25,893
      446 Moody's Corp................................................   21,551
    1,038 Paychex, Inc................................................   24,289
      310 Quintiles Transnational Corp.*..............................    3,109
      275 R.R. Donnelley & Sons Co....................................    7,254
      439 Robert Half International Inc.*.............................    7,603
                                                                       --------
                                                                        227,144
                                                                       --------

 Computers -- 3.8%
      955 Apple Computer, Inc.*.......................................   14,086
      316 Computer Sciences Corp.*....................................   11,638
    7,003 Dell Computer Corp.*........................................  186,350
    1,283 Electronic Data Systems Corp................................   51,654
    6,085 EMC Corp.*..................................................   41,135
      932 Gateway, Inc.*..............................................    3,262
    8,242 Hewlett-Packard Co..........................................  110,690
    4,649 International Business Machines Corp........................  350,442
      338 Lexmark International, Inc.*................................   15,954
      285 NCR Corp.*..................................................    8,009
      961 Network Appliance, Inc.*....................................    9,168
    8,964 Sun Microsystems, Inc.*.....................................   33,077
      777 SunGard Data Systems Inc.*..................................   19,153
      914 Unisys Corp.*...............................................    8,135
    1,148 VERITAS Software Corp.*.....................................   18,586
                                                                       --------
                                                                        881,339
                                                                       --------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

S&P 500 Index Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value
--------------------------------------------------------------------------------

Cosmetics/Personal Care -- 2.6%
     119 Alberto-Culver Co., Class B Shares.......................... $    5,862
     676 Avon Products, Inc..........................................     32,948
   1,500 Colgate-Palmolive Co........................................     81,825
   2,868 The Gillette Co.............................................     90,428
   1,395 Kimberly-Clark Corp.........................................     83,477
   3,529 The Procter & Gamble Co.....................................    312,846
                                                                      ----------
                                                                         607,386
                                                                      ----------

Distribution/Wholesale -- 0.1%
     427 Genuine Parts Co............................................     14,198
     272 W.W. Grainger, Inc..........................................     12,254
                                                                      ----------
                                                                          26,452
                                                                      ----------

Diversified Financial Services -- 7.1%
   3,611 American Express Co.........................................    130,213
     296 The Bear Stearns Cos. Inc...................................     18,923
     610 Capital One Financial Corp..................................     21,759
  13,914 Citigroup Inc...............................................    455,683
     300 Countrywide Credit Industries, Inc..........................     15,747
   2,710 Fannie Mae..................................................    205,364
     656 Franklin Resources, Inc.....................................     22,960
   1,879 Freddie Mac.................................................    120,444
   1,304 The Goldman Sachs Group, Inc................................    100,799
   1,217 Household International, Inc................................     43,946
   5,398 J.P. Morgan Chase & Co......................................    142,507
     668 Lehman Brothers Holdings Inc................................     38,083
   3,427 MBNA Corp...................................................     69,215
   2,322 Merrill Lynch & Co., Inc....................................     84,103
   2,954 Morgan Stanley..............................................    126,195
     773 Providian Financial Corp....................................      4,391
     429 SLM Corp....................................................     39,318
     631 Stilwell Financial, Inc.....................................      8,796
     323 T. Rowe Price Group Inc.....................................      9,138
                                                                      ----------
                                                                       1,657,584
                                                                      ----------

Electric -- 2.5%
   1,524 The AES Corp.*..............................................      4,602
     334 Allegheny Energy, Inc.......................................      6,897
     367 Ameren Corp.................................................     16,166
     930 American Electric Power Co., Inc............................     31,713
   1,022 Calpine Corp.*..............................................      4,987
     483 Cinergy Corp................................................     16,615
     330 CMS Energy Corp.............................................      3,485
     601 Consolidated Edison, Inc....................................     24,455
     398 Constellation Energy Group, Inc.............................     11,148
     763 Dominion Resources, Inc.....................................     47,848
     480 DTE Energy Co...............................................     20,597
   2,238 Duke Energy Corp............................................     60,046
     940 Edison International*.......................................     11,261
     629 Entergy Corp................................................     26,537
     826 Exelon Corp.................................................     38,673
     825 FirstEnergy Corp............................................     27,225


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


 S&P 500 Index Investments
 ------------------------------------------------------------------------------

  Shares                           Security                             Value
 ------------------------------------------------------------------------------

 Electric -- 2.5% (continued)
      486 FPL Group, Inc.............................................. $ 27,741
    1,079 Mirant Corp.*...............................................    4,079
      570 NiSource Inc................................................   11,337
    1,027 PG&E Corp.*.................................................   11,656
      258 Pinnacle West Capital Corp..................................    8,620
      390 PPL Corp....................................................   14,176
      611 Progress Energy, Inc........................................   28,424
      554 Public Service Enterprise Group Inc.........................   19,501
      854 Reliant Energy, Inc.........................................   10,120
    1,860 The Southern Co.............................................   53,866
      399 TECO Energy, Inc............................................    7,880
      704 TXU Corp....................................................   34,045
    1,037 XCEL Energy, Inc............................................   10,017
                                                                       --------
                                                                        593,717
                                                                       --------

 Electrical Components and Equipment -- 0.3%
      490 American Power Conversion Corp.*............................    6,130
    1,158 Emerson Electric Co.........................................   56,487
      496 Molex Inc...................................................   14,731
      215 Power-One, Inc.*............................................      909
                                                                       --------
                                                                         78,257
                                                                       --------

 Electronics -- 0.5%
    1,296 Agilent Technologies, Inc.*.................................   17,405
      594 Applera Corp. -- Applied Biosystems Group...................   11,767
      528 Jabil Circuit, Inc.*........................................    9,879
      245 Johnson Controls, Inc.......................................   21,141
       86 Millipore Corp..............................................    3,035
      300 Parker-Hannifin Corp........................................   12,168
      318 PerkinElmer, Inc............................................    1,813
    1,477 Sanmina-SCI Corp.*..........................................    5,229
    2,313 Solectron Corp.*............................................    8,604
      626 Symbol Technologies, Inc....................................    5,709
      265 Tektronix, Inc.*............................................    4,600
      449 Thermo Electron Corp.*......................................    7,983
      125 Thomas & Betts Corp.*.......................................    2,019
      344 Waters Corp.*...............................................    8,593
                                                                       --------
                                                                        119,945
                                                                       --------

 Engineering and Construction -- 0.0%
      224 Fluor Corp..................................................    6,196
      139 McDermott International, Inc.*..............................      980
                                                                       --------
                                                                          7,176
                                                                       --------

 Entertainment -- 0.1%
      248 International Game Technology*..............................   16,041
                                                                       --------

 Environmental Control -- 0.2%
      499 Allied Waste Industries, Inc.*..............................    4,346
    1,696 Waste Management, Inc.......................................   43,129
                                                                       --------
                                                                         47,475
                                                                       --------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


 S&P 500 Index Investments
 ------------------------------------------------------------------------------

  Shares                           Security                             Value
 ------------------------------------------------------------------------------

 Food -- 2.0%
    1,102 Albertson's, Inc............................................ $ 28,343
    1,727 Archer-Daniels-Midland Co...................................   21,052
    1,087 Campbell Soup Co............................................   25,164
    1,441 ConAgra Foods, Inc..........................................   37,884
    1,018 General Mills, Inc..........................................   42,848
      962 H.J. Heinz Co...............................................   36,335
      377 Hershey Foods Corp..........................................   28,558
    1,087 Kellogg Co..................................................   34,958
    2,149 The Kroger Co.*.............................................   38,854
    1,278 Safeway Inc.*...............................................   32,998
    2,147 Sara Lee Corp...............................................   39,591
      354 SUPERVALU INC...............................................    7,353
    1,766 SYSCO Corp..................................................   50,084
      408 Winn-Dixie Stores, Inc......................................    6,589
      642 Wm. Wrigley Jr., Co.........................................   32,684
                                                                       --------
                                                                        463,295
                                                                       --------

 Forest Products and Paper -- 0.6%
      136 Boise Cascade Corp..........................................    3,679
      637 Georgia-Pacific Corp........................................   13,409
    1,315 International Paper Co......................................   49,510
      331 Louisiana-Pacific Corp.*....................................    2,565
      494 MeadWestvaco Corp...........................................   11,505
      542 Plum Creek Timber Co., Inc..................................   13,951
      120 Temple-Inland Inc...........................................    6,138
      616 Weyerhaeuser Co.............................................   33,578
                                                                       --------
                                                                        134,335
                                                                       --------

 Gas -- 0.1%
      361 KeySpan Corp................................................   12,649
       99 NICOR Inc...................................................    2,812
       66 Peoples Energy Corp.........................................    2,206
      577 Sempra Energy...............................................   13,854
                                                                       --------
                                                                         31,521
                                                                       --------

 Hand/Machine Tools -- 0.1%
      248 The Black & Decker Corp.....................................   11,128
      138 Snap-on Inc.................................................    3,900
      255 The Stanley Works...........................................    8,894
                                                                       --------
                                                                         23,922
                                                                       --------

 Healthcare - Products -- 3.5%
       99 Bausch & Lomb Inc...........................................    3,117
    1,656 Baxter International Inc....................................   60,096
      682 Becton, Dickinson & Co......................................   20,821
      713 Biomet, Inc.................................................   19,151
    1,090 Boston Scientific Corp.*....................................   31,773
      101 C.R. Bard, Inc..............................................    5,529
      785 Guidant Corp.*..............................................   28,888
    8,203 Johnson & Johnson...........................................  445,505
    3,316 Medtronic, Inc..............................................  136,553
      436 St. Jude Medical, Inc.*.....................................   16,224


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


 S&P 500 Index Investments
 ------------------------------------------------------------------------------

  Shares                           Security                             Value
 ------------------------------------------------------------------------------

 Healthcare - Products -- 3.5% (continued)
      545 Stryker Corp................................................ $ 30,722
      522 Zimmer Holdings, Inc.*......................................   19,262
                                                                       --------
                                                                        817,641
                                                                       --------

 Healthcare - Services -- 1.3%
      386 Aetna Inc...................................................   16,447
      384 Anthem, Inc.*...............................................   24,234
    1,349 HCA Inc.....................................................   62,796
      621 Health Management Associates, Inc., Class A Shares*.........   11,954
    1,122 HEALTHSOUTH Corp.*..........................................    6,048
      418 Humana Inc.*................................................    5,559
      322 Manor Care, Inc.*...........................................    7,548
    1,283 Tenet Healthcare Corp.*.....................................   60,519
      842 UnitedHealth Group Inc......................................   74,391
      400 WellPoint Health Networks Inc.*.............................   29,748
                                                                       --------
                                                                        299,244
                                                                       --------

 Home Builders -- 0.1%
      131 Centex Corp.................................................    6,614
       97 KB HOME.....................................................    4,651
      148 Pulte Homes, Inc............................................    7,066
                                                                       --------
                                                                         18,331
                                                                       --------

 Home Furnishings -- 0.1%
      537 Leggett & Platt, Inc........................................   12,432
      217 Maytag Corp.................................................    7,083
      196 Whirlpool Corp..............................................   10,841
                                                                       --------
                                                                         30,356
                                                                       --------

 Household Products/Wares -- 0.3%
      177 American Greetings Corp., Class A Shares....................    2,956
      288 Avery Dennison Corp.........................................   18,179
      573 The Clorox Co...............................................   24,673
      421 Fortune Brands, Inc.........................................   22,090
      143 Tupperware Corp.............................................    2,608
                                                                       --------
                                                                         70,506
                                                                       --------

 Housewares -- 0.1%
      717 Newell Rubbermaid Inc.......................................   24,808
                                                                       --------

 Insurance -- 5.2%
      678 ACE Ltd.....................................................   21,567
    1,368 AFLAC Inc...................................................   41,874
    1,880 The Allstate Corp...........................................   69,974
      320 Ambac Financial Group, Inc..................................   18,403
    7,097 American International Group, Inc...........................  445,692
      734 Aon Corp....................................................   14,504
      473 The Chubb Corp..............................................   29,274
      389 CIGNA Corp..................................................   33,112
      292 Cincinnati Financial Corp...................................   11,601
      678 The Hartford Financial Services Group, Inc..................   33,914
      422 Jefferson-Pilot Corp........................................   17,775


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


S&P 500 Index Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value
--------------------------------------------------------------------------------

Insurance -- 5.2% (continued)
     840 John Hancock Financial Services, Inc........................ $   25,494
     488 Lincoln National Corp.......................................     18,080
     486 Loews Corp..................................................     25,520
   1,468 Marsh & McLennan Cos., Inc..................................     71,418
     398 MBIA, Inc...................................................     18,292
   1,923 MetLife, Inc................................................     51,767
     322 MGIC Investment Corp........................................     19,388
     988 Principal Financial Group, Inc.*............................     28,978
     578 The Progressive Corp........................................     31,067
   1,616 Prudential Financial, Inc.*.................................     48,803
     336 SAFECO Corp.................................................     11,125
     583 The St. Paul Cos., Inc......................................     17,735
     338 Torchmark Corp..............................................     12,624
   2,705 Travelers Property Casualty Corp., Class B Shares*..........     44,068
     683 UnumProvident Corp..........................................     15,818
     398 XL Capital Ltd., Class A Shares.............................     29,297
                                                                      ----------
                                                                       1,207,164
                                                                      ----------

Internet -- 0.4%
   3,772 The Charles Schwab Corp.....................................     34,627
     772 eBay Inc.*..................................................     43,687
     350 TMP Worldwide Inc.*.........................................      3,822
   1,649 Yahoo! Inc.*................................................     16,968
                                                                      ----------
                                                                          99,104
                                                                      ----------

Iron/Steel -- 0.1%
     216 Allegheny Technologies, Inc.................................      1,877
     232 Nucor Corp..................................................     11,609
     246 United States Steel Corp....................................      3,378
                                                                      ----------
                                                                          16,864
                                                                      ----------

Leisure Time -- 0.4%
     265 Brunswick Corp..............................................      6,479
   1,636 Carnival Corp...............................................     40,033
     828 Harley-Davidson, Inc........................................     40,762
     348 Sabre Holdings Corp.*.......................................      9,365
                                                                      ----------
                                                                          96,639
                                                                      ----------

Lodging -- 0.3%
     356 Harrah's Entertainment, Inc.*...............................     16,924
   1,026 Hilton Hotels Corp..........................................     11,809
     677 Marriott International, Inc., Class A Shares................     22,158
     537 Starwood Hotels & Resorts Worldwide, Inc....................     13,844
                                                                      ----------
                                                                          64,735
                                                                      ----------

Machinery - Construction and Mining -- 0.4%
     901 Caterpillar Inc.............................................     39,320
      85 Cummins Inc.................................................      2,532
     664 Deere & Co..................................................     30,491
     522 Dover Corp..................................................     14,997
     557 Rockwell Automation, Inc....................................     10,260
                                                                      ----------
                                                                          97,600
                                                                      ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


S&P 500 Index Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value
--------------------------------------------------------------------------------

Media -- 3.2%
  12,045 AOL Time Warner Inc.*....................................... $  152,369
   1,682 Clear Channel Communications, Inc.*.........................     57,491
   2,519 Comcast Corp., Class A Shares*..............................     60,028
     262 Dow Jones & Co., Inc........................................     11,148
     715 Gannett Co..................................................     54,311
     224 Knight-Ridder, Inc..........................................     13,604
     535 The McGraw-Hill Cos., Inc...................................     33,924
     112 Meredith Corp...............................................      4,437
     448 The New York Times Co., Class A Shares......................     21,146
     822 Tribune Co..................................................     34,286
     580 Univision Communications Inc., Class A Shares*..............     13,514
   4,775 Viacom Inc., Class B Shares*................................    194,342
   5,571 The Walt Disney Co..........................................     87,353
                                                                      ----------
                                                                         737,953
                                                                      ----------

Metal Fabricate/Hardware -- 0.0%
     253 Worthington Industries, Inc.................................      4,491
                                                                      ----------

Mining -- 0.4%
   2,341 Alcoa Inc...................................................     58,736
     398 Freeport-McMoRan Copper & Gold, Inc., Class B Shares*.......      6,523
   1,103 Newmont Mining Corp.........................................     31,424
     241 Phelps Dodge Corp...........................................      7,787
                                                                      ----------
                                                                         104,470
                                                                      ----------

Miscellaneous Manufacturer -- 5.5%
   1,068 3M Co.......................................................    133,447
     263 Cooper Industries, Inc., Class A Shares.....................      8,605
     135 Crane Co....................................................      3,085
     380 Danaher Corp................................................     22,857
     816 Eastman Kodak Co............................................     24,921
     205 Eaton Corp..................................................     14,502
  26,943 General Electric Co.........................................    812,331
   2,190 Honeywell International Inc.................................     65,591
     827 Illinois Tool Works Inc.....................................     56,666
     490 Ingersoll-Rand Co., Class A Shares..........................     18,399
     263 ITT Industries, Inc.........................................     17,879
     310 Pall Corp...................................................      5,239
     382 Textron, Inc................................................     14,841
   5,395 Tyco International Ltd......................................     84,648
                                                                      ----------
                                                                       1,283,011
                                                                      ----------

Office/Business Equipment -- 0.2%
     615 Pitney Bowes Inc............................................     22,294
   1,997 Xerox Corp.*................................................     13,999
                                                                      ----------
                                                                          36,293
                                                                      ----------

Oil and Gas -- 5.3%
     246 Amerada Hess Corp...........................................     17,983
     709 Anadarko Petroleum Corp.....................................     31,650
     371 Apache Corp.................................................     20,427
     510 Burlington Resources Inc....................................     19,620


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


S&P 500 Index Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value
--------------------------------------------------------------------------------

Oil and Gas -- 5.3% (continued)
   2,900 ChevronTexaco Corp.......................................... $  222,227
   1,701 Conoco Inc..................................................     41,760
   1,055 ConocoPhillips*.............................................     55,472
     437 Devon Energy Corp...........................................     20,539
     356 EOG Resources, Inc..........................................     12,403
  18,366 Exxon Mobil Corp............................................    651,075
     238 Kerr-McGee Corp.............................................     11,150
     800 Marathon Oil Corp...........................................     19,800
     402 Nabors Industries, Ltd.*....................................     13,274
     360 Noble Corp.*................................................     11,185
   1,024 Occidental Petroleum Corp...................................     30,413
     289 Rowan Cos., Inc.............................................      5,948
     205 Sunoco, Inc.................................................      7,273
     913 Transocean Inc..............................................     22,368
     695 Unocal Corp.................................................     22,984
                                                                      ----------
                                                                       1,237,551
                                                                      ----------

Oil and Gas Services -- 0.5%
     867 Baker Hughes Inc............................................     23,842
     372 BJ Services Co.*............................................     11,346
   1,197 Halliburton Co..............................................     18,194
   1,603 Schlumberger Ltd............................................     69,266
                                                                      ----------
                                                                         122,648
                                                                      ----------

Packaging and Containers -- 0.1%
     178 Ball Corp...................................................      8,866
     139 Bemis Co., Inc..............................................      7,364
     459 Pactiv Corp.*...............................................      8,335
     252 Sealed Air Corp.*...........................................      3,903
                                                                      ----------
                                                                          28,468
                                                                      ----------

Pharmaceuticals -- 8.3%
   4,229 Abbott Laboratories.........................................    169,287
     357 Allergan, Inc...............................................     20,963
     303 AmerisourceBergen Corp......................................     21,971
   5,215 Bristol-Myers Squibb Co.....................................    130,114
   1,232 Cardinal Health, Inc........................................     79,883
   3,056 Eli Lilly & Co..............................................    177,401
     493 Forest Laboratories, Inc.*..................................     35,989
     642 King Pharmaceuticals, Inc.*.................................     13,681
     651 MedImmune, Inc.*............................................     16,705
   6,113 Merck & Co. Inc.............................................    308,829
  16,977 Pfizer Inc..................................................    561,599
   3,523 Pharmacia Corp..............................................    153,955
   3,963 Schering-Plough Corp........................................     91,466
     265 Watson Pharmaceuticals, Inc.*...............................      6,180
   3,561 Wyeth.......................................................    152,411
                                                                      ----------
                                                                       1,940,434
                                                                      ----------

Pipelines -- 0.2%
     978 Dynegy Inc., Class A Shares.................................      2,034
   1,615 El Paso Corp................................................     27,310


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

S&P 500 Index Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value
--------------------------------------------------------------------------------

Pipelines -- 0.2% (continued)
     352 Kinder Morgan, Inc.......................................... $   14,499
   1,413 The Williams Cos., Inc......................................      4,550
                                                                      ----------
                                                                          48,393
                                                                      ----------

Real Estate Investment Trusts -- 0.3%
   1,141 Equity Office Properties Trust..............................     31,811
     729 Equity Residential..........................................     20,354
     522 Simon Property Group, Inc...................................     18,578
                                                                      ----------
                                                                          70,743
                                                                      ----------

Retail -- 7.5%
     291 AutoZone, Inc.*.............................................     21,054
     817 Bed Bath & Beyond Inc.*.....................................     26,193
     869 Best Buy Co., Inc.*.........................................     18,423
     287 Big Lots, Inc.*.............................................      4,836
     575 Circuit City Stores-Circuit City Group......................      8,016
   1,265 Costco Wholesale Corp.*.....................................     42,264
   1,044 CVS Corp....................................................     30,683
     492 Darden Restaurants, Inc.....................................     12,610
     259 Dillard's, Inc., Class A Shares.............................      6,361
     957 Dollar General Corp.........................................     14,336
     506 Family Dollar Stores, Inc...................................     14,446
     509 Federated Department Stores, Inc.*..........................     18,273
   2,398 The Gap, Inc................................................     28,129
   6,424 The Home Depot, Inc.........................................    211,542
     696 J.C. Penney Co., Inc........................................     12,083
     918 Kohl's Corp.*...............................................     64,003
   1,388 Limited Brands..............................................     21,223
   2,098 Lowe's Cos., Inc............................................     86,815
     760 The May Department Stores Co................................     22,291
   3,452 McDonald's Corp.............................................     82,020
     363 Nordstrom, Inc..............................................      7,017
     854 Office Depot, Inc.*.........................................     11,034
     466 RadioShack Corp.............................................     10,154
     870 Sears, Roebuck and Co.......................................     39,594
   1,234 Staples, Inc.*..............................................     17,153
   1,002 Starbucks Corp.*............................................     20,140
   2,436 Target Corp.................................................     83,311
     398 Tiffany & Co................................................      9,870
   1,504 The TJX Cos., Inc...........................................     29,749
     584 Toys "R" Us, Inc.*..........................................      7,785
  12,092 Wal-Mart Stores, Inc........................................    646,680
   2,748 Walgreen Co.................................................     95,493
     328 Wendy's International, Inc..................................     11,713
     790 Yum! Brands, Inc.*..........................................     23,961
                                                                      ----------
                                                                       1,759,255
                                                                      ----------

Savings and Loans -- 0.6%
     427 Golden West Financial Corp..................................     29,032
   2,677 Washington Mutual, Inc......................................    101,217
                                                                      ----------
                                                                         130,249
                                                                      ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


S&P 500 Index Investments
--------------------------------------------------------------------------------

 Shares                           Security                              Value
--------------------------------------------------------------------------------

Semiconductors -- 2.9%
     910 Advanced Micro Devices, Inc.*............................... $    8,053
   1,011 Altera Corp.*...............................................     10,828
     997 Analog Devices, Inc.*.......................................     24,028
   4,450 Applied Materials, Inc.*....................................     59,452
     860 Applied Micro Circuits Corp.*...............................      3,311
     690 Broadcom Corp., Class A Shares*.............................     11,378
  18,122 Intel Corp..................................................    302,094
     559 KLA-Tencor Corp.*...........................................     18,374
     813 Linear Technology Corp......................................     21,317
   1,021 LSI Logic Corp.*............................................      7,484
     830 Maxim Integrated Products, Inc.*............................     26,236
   1,660 Micron Technology, Inc.*....................................     28,635
     528 National Semiconductor Corp.*...............................      8,443
     383 Novellus Systems, Inc.*.....................................      9,368
     411 NVIDIA Corp.*...............................................      4,153
     484 PMC-Sierra, Inc.*...........................................      3,388
     279 QLogic Corp.*...............................................      9,360
     529 Teradyne, Inc.*.............................................      6,692
   4,701 Texas Instruments Inc.......................................     92,610
     903 Xilinx, Inc.*...............................................     17,446
                                                                      ----------
                                                                         672,650
                                                                      ----------

Software -- 5.0%
     684 Adobe Systems Inc...........................................     13,748
     234 Autodesk, Inc...............................................      3,112
   1,635 Automatic Data Processing, Inc..............................     61,754
     695 BMC Software, Inc.*.........................................      9,661
     565 Citrix Systems, Inc.*.......................................      3,559
   1,604 Computer Associates International, Inc......................     17,965
   1,065 Compuware Corp.*............................................      3,866
     380 Electronic Arts Inc.*.......................................     24,039
   2,116 First Data Corp.............................................     73,531
     370 Fiserv, Inc.*...............................................     13,620
     743 IMS Health Inc..............................................     12,928
     581 Intuit Inc.*................................................     25,930
     240 Mercury Interactive Corp.*..................................      6,098
  14,729 Microsoft Corp.*............................................    722,899
   1,022 Novell, Inc.*...............................................      2,657
  14,872 Oracle Corp.*...............................................    142,622
     710 Parametric Technology Corp.*................................      1,619
     874 PeopleSoft, Inc.*...........................................     14,054
     579 Rational Software Corp.*....................................      3,937
   1,314 Siebel Systems, Inc.*.......................................     11,116
                                                                      ----------
                                                                       1,168,715
                                                                      ----------

Telecommunications -- 5.6%
   2,273 ADC Telecommunications, Inc.*...............................      2,909
     804 ALLTEL Corp.................................................     33,816
     258 Andrew Corp.*...............................................      2,577
  10,297 AT&T Corp...................................................    125,829
   7,403 AT&T Wireless Services Inc.*................................     36,571
     869 Avaya Inc.*.................................................      1,825


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


S&P 500 Index Investments
---------------------------------------------------------------------------------

 Shares                           Security                               Value
---------------------------------------------------------------------------------

Telecommunications -- 5.6% (continued)
   5,071 BellSouth Corp.............................................. $   118,256
     380 CenturyTel, Inc.............................................      10,279
     962 CIENA Corp.*................................................       3,905
  19,837 Cisco Systems, Inc.*........................................     274,147
     753 Citizens Communications Co.*................................       5,512
     554 Comverse Technology, Inc.*..................................       4,521
   2,605 Corning Inc.*...............................................       5,210
   3,738 JDS Uniphase Corp.*.........................................      10,055
   9,443 Lucent Technologies Inc.*...................................      16,336
   6,119 Motorola, Inc...............................................      73,428
   2,203 Nextel Communications, Inc., Class A Shares*................      16,765
   2,052 QUALCOMM Inc.*..............................................      56,861
   4,611 Qwest Communications International Inc......................      14,986
   9,029 SBC Communications Inc......................................     223,377
     445 Scientific-Atlanta, Inc.....................................       6,559
   2,396 Sprint Corp. (FON Group)....................................      27,794
   2,687 Sprint Corp. (PCS Group)*...................................      10,641
   1,107 Tellabs, Inc.*..............................................       6,188
   7,362 Verizon Communications Inc..................................     228,222
                                                                      -----------
                                                                        1,316,569
                                                                      -----------

Textiles -- 0.1%
     510 Cintas Corp.................................................      22,445
                                                                      -----------

Toys/Games/Hobbies -- 0.1%
     520 Hasbro, Inc.................................................       6,838
   1,203 Mattel, Inc.................................................      23,374
                                                                      -----------
                                                                           30,212
                                                                      -----------

Transportation -- 1.5%
   1,002 Burlington Northern Santa Fe Corp...........................      28,818
     603 CSX Corp....................................................      21,002
     849 FedEx Corp..................................................      40,200
   1,074 Norfolk Southern Corp.......................................      22,479
     695 Union Pacific Corp..........................................      42,082
   3,035 United Parcel Service, Inc., Class B Shares.................     193,967
                                                                      -----------
                                                                          348,548
                                                                      -----------

Trucking and Leasing -- 0.0%
     137 Ryder System, Inc...........................................       3,581
                                                                      -----------
         TOTAL COMMON STOCK (Cost -- $28,107,634)....................  22,918,359
                                                                      -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

S&P 500 Index Investments
----------------------------------------------------------------------------------

  Face
 Amount                           Security                               Value
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
U.S. TREASURY OBLIGATION -- 0.5%
$100,000 U.S. Treasury Bill, 1.710% due 9/26/02# (Cost -- $99,886)... $     99,886
                                                                      ------------
REPURCHASE AGREEMENT -- 1.5%
 357,000 Merrill Lynch & Co., Inc., 1.750% due 9/3/02; Proceeds at
          maturity -- $357,069; (Fully collateralized by Federal
          National Mortgage Association, Freddie Mac and Federal
          Home Loan Bank Notes and Bonds, 0.000% to 6.360% due
          9/6/02 to 10/3/16; Market value -- $364,140)
          (Cost -- $357,000).........................................      357,000
                                                                      ------------
         TOTAL SHORT-TERM INVESTMENTS
         (Cost -- $456,886) .........................................      456,886
                                                                      ------------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $28,564,520**) ....................................  $23,375,245
                                                                      ============

--------
*  Non-income producing security.
# Security is segregated as collateral for open futures contracts commitments. ** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

Schedules of Investments
(continued)

Intermediate Fixed Income Investments
-----------------------------------------------------------------------------------------------------------------------

    Face
   Amount                                                  Security                                           Value
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 9.8%

U.S. Treasury Obligations -- 9.8%
                       U.S. Treasury Notes:
$    270,000            6.750% due 5/15/05+.............................................................. $     300,586
     773,000            6.125% due 8/15/07+..............................................................       874,034
   1,675,000            6.500% due 2/15/10+..............................................................     1,958,311
   9,034,000            5.750% due 8/15/10+..............................................................    10,147,730
   2,725,000            4.875% due 2/15/12+..............................................................     2,886,584
     870,000            4.375% due 8/15/12+..............................................................       886,822
                       U.S. Treasury Bonds:
   2,500,000            9.250% due 2/15/16+..............................................................     3,630,860
   2,400,000            7.500% due 11/15/16+++...........................................................     3,064,313
     800,000            8.875% due 8/15/17+++............................................................     1,144,344
     460,000            8.500% due 2/15/20+..............................................................       648,924
   3,700,000            8.000% due 11/15/21+.............................................................     5,047,033
     300,000            6.750% due 8/15/26+..............................................................       367,067
   1,133,000            5.250% due 2/15/29+..............................................................     1,156,369
   1,217,000            Stripped Principal Payment only, zero coupon due 8/15/28.........................       306,068
   1,425,244           U.S. Treasury Inflation Indexed Bonds, 4.250% due 1/15/10+........................     1,610,303
                                                                                                          -------------
                       TOTAL U.S. GOVERNMENT OBLIGATIONS
                       (Cost -- $32,481,586).............................................................    34,029,348
                                                                                                          -------------

    Face
   Amount    Rating(a)
------------ ---------
CORPORATE BONDS AND NOTES -- 40.2%

Aerospace/Defense -- 0.9%
                       Lockheed Martin Corp.:
                        Company Guaranteed:
     240,000   BBB        7.250% due 5/15/06.............................................................       267,754
     175,000   BBB        7.200% due 5/1/36..............................................................       196,253
     275,000   BBB      Notes, 7.700% due 6/15/08........................................................       318,714
   1,450,000   BBB-    Raytheon Co., Notes, 6.300% due 3/15/05...........................................     1,507,127
                       United Technologies Corp., Notes:
     250,000   A+       7.000% due 9/15/06...............................................................       279,861
     375,000   A+       4.875% due 11/1/06...............................................................       389,978
                                                                                                          -------------
                                                                                                              2,959,687
                                                                                                          -------------

Airlines -- 0.6%
   1,881,807   BBB+    American Airlines, Inc., Pass Thru Certificates, 7.377% due 5/23/19...............     1,507,448
     450,000   AA-     Continental Airlines, Inc., Pass Thru Certificates, 7.918% due 5/1/10.............       423,461
     200,000   BBB     United Air Lines, Inc., Pass Thru Certificates, 6.201% due 9/1/08.................       160,821
                                                                                                          -------------
                                                                                                              2,091,730
                                                                                                          -------------

Automobiles -- 0.1%
     280,000   BBB+    DaimlerChrysler NA Holding Corp., Company Guaranteed, 8.000% due 6/15/10+.........       312,884
                                                                                                          -------------

Banking -- 3.4%
     200,000   A+      The Bank of New York Co., Inc., Sr. Notes, 3.900% due 9/1/07......................       199,038
     665,000   A       Bank One Corp., Notes, 6.500% due 2/1/06..........................................       724,459
   1,000,000   A       Banque Nationale De Paris, Notes, 2.505% due 12/29/49.............................       992,754


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
--------------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                     Security                                          Value
--------------------------------------------------------------------------------------------------------------------

Banking -- 3.4% (continued)
$   525,000   A       FleetBoston Financial Corp., Sr. Notes, 4.875% due 12/1/06+....................... $   531,958
                      International Bank of Reconciliation & Development, Notes:
    725,000   NR       6.015% due 6/21/04...............................................................     772,713
  1,300,000   AAA      5.000% due 3/28/06...............................................................   1,381,233
  1,060,000   A+      J.P. Morgan Chase & Co., Notes, 5.250% due 5/30/07................................   1,092,370
  1,150,000   AAA     KFW International Finance Inc., Bank Guaranteed, 5.250% due 6/28/06...............   1,206,618
    900,000   A+      Northern Trust Co., Sub. Notes, 6.300% due 3/7/11.................................     968,466
  1,000,000   BBB     Skandinaviska Enskilda, Jr. Sub. Notes, 6.500% due 12/29/49.......................   1,022,200
  1,800,000   A       Societe Generale, Sub. Notes, 2.480% due 10/29/49.................................   1,788,863
    375,000   A       U.S. Bancorp, Sr. Notes, 3.950% due 8/23/07.......................................     376,287
                      Wachovia Corp.:
    200,000   A        Notes, 7.700% due 2/15/05........................................................     220,736
    560,000   A        Sr. Notes, 7.550% due 8/18/05....................................................     621,821
                                                                                                         -----------
                                                                                                          11,899,516
                                                                                                         -----------

Biotechnology -- 0.1%
    280,000   AA-     Pharmacia Corp., Notes, 5.750% due 12/1/05+.......................................     303,007
                                                                                                         -----------

Chemicals -- 0.3%
    900,000   A       The Dow Chemical Co., Debentures, 5.970% due 1/15/09..............................     921,950
                                                                                                         -----------

Diversified Financial Services -- 7.0%
  1,100,000   AAA     AIG SunAmerica Global Financing II, Sr. Notes, 7.600% due 6/15/05 (b).............   1,229,799
    375,000   A       The Bear Stearns Cos. Inc., Notes, 7.800% due 8/15/07.............................     426,866
  1,000,000   BBB-    Capital One Bank, Sr. Notes, 6.875% due 2/1/06+...................................     914,543
                      Credit Suisse First Boston (USA), Inc., Notes:
    130,000   AA-      5.750% due 4/15/07+..............................................................     136,679
    275,000   AA-      6.125% due 11/15/11..............................................................     280,781
  1,582,000   NR      Finova Group Inc., Notes, 7.500% due 11/15/09.....................................     494,375
                      Ford Motor Credit Co.:
  1,680,000   BBB+     Bonds, 7.375% due 2/1/11+........................................................   1,634,277
                       Notes:
  2,170,000   BBB+       7.500% due 3/15/05.............................................................   2,223,128
  2,000,000   BBB+       7.600% due 8/1/05..............................................................   2,051,448
     80,000   BBB+       6.875% due 2/1/06..............................................................      80,406
  1,880,000   BBB+       7.250% due 10/25/11++..........................................................   1,810,090
                      General Electric Capital Corp., Notes:
    925,000   AAA      5.000% due 6/15/07...............................................................     966,574
  1,370,000   AAA      6.125% due 2/22/11...............................................................   1,452,549
                      General Motors Acceptance Corp.:
    500,000   BBB+     Bonds, 1.858% due 8/18/03........................................................     493,458
                       Notes:
  1,300,000   BBB+       2.135% due 7/21/03.............................................................   1,288,192
    990,000   BBB+       6.750% due 1/15/06.............................................................   1,024,545
    535,000   BBB+       7.750% due 1/19/10.............................................................     572,398
    200,000   BBB+       7.250% due 3/2/11+.............................................................     205,466
    125,000   BBB+       6.875% due 8/28/12.............................................................     123,581
    250,000   BBB+     Sr. Unsub. Notes, 5.850% due 1/14/09+............................................     241,759
    500,000   A       Household Finance Corp., Notes, 6.375% due 10/15/11...............................     482,946
    650,000   A       ING Capital Funding Trust III, Company Guaranteed, 8.439% due 12/29/49............     746,585


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
---------------------------------------------------------------------------------------------------------------------

    Face
   Amount    Rating(a)                                     Security                                          Value
---------------------------------------------------------------------------------------------------------------------

Diversified Financial Services -- 7.0% (continued)
                       Lehman Brothers Holdings Inc., Notes:
$  3,000,000   A        6.625% due 4/1/04+............................................................... $ 3,170,700
     750,000   A        6.250% due 5/15/06...............................................................     802,108
                       Morgan Stanley:
     305,000   AA-      Bonds, 5.800% due 4/1/07.........................................................     320,286
     635,000   AA-      Unsub. Notes, 6.750% due 4/15/11.................................................     682,567
     455,000   A+      Verizon Global Funding Corp., Notes, 7.250% due 12/1/10...........................     454,648
                                                                                                          -----------
                                                                                                           24,310,754
                                                                                                          -----------

Diversified Manufacturing -- 0.3%
     335,000   A       Honeywell International Inc., Notes, 7.500% due 3/1/10+...........................     383,952
                       Tyco International Group SA, Company Guaranteed:
     390,000   BBB-     6.375% due 6/15/05+..............................................................     345,403
     150,000   BBB-     6.375% due 2/15/06...............................................................     131,367
     140,000   BBB-     6.125% due 11/1/08+..............................................................     115,669
     200,000   BBB-     6.750% due 2/15/11...............................................................     165,300
                                                                                                          -----------
                                                                                                            1,141,691
                                                                                                          -----------

Electric -- 3.5%
   4,000,000   BBB+    Central Maine Power Co., Notes, 7.430% due 8/25/03++..............................   4,162,364
     225,000   A-      Detroit Edison Co., First Mortgage, 5.050% due 10/1/05............................     231,347
     825,000   BBB+    Dominion Resources Inc., Notes, 6.000% due 1/31/03................................     834,291
     425,000   BBB     DTE Energy Co., Sr. Notes, 6.000% due 6/1/04......................................     443,193
     490,000   BBB-    FirstEnergy Corp., Notes, 5.500% due 11/15/06.....................................     470,857
   1,000,000   A       Florida Power & Light Co., First Mortgage, 6.000% due 6/1/08......................   1,068,320
   2,000,000   A+      Niagara Mohawk Power Corp., First Mortgage, 6.875% due 4/1/03++...................   2,045,116
   2,000,000   CCC     NRG Energy Inc., Sr. Notes, 8.700% due 3/15/05 (b)................................     450,000
     125,000   BBB     Oncor Electric Delivery Co., Notes, 5.000% due 9/1/07 (b).........................     125,409
     550,000   A       Peco Energy Co., First Mortgage, 5.950% due 11/1/11 (b)...........................     581,196
                       Progress Energy Inc., Sr. Notes:
     400,000   BBB      6.750% due 3/1/06................................................................     426,393
     400,000   BBB      5.850% due 10/30/08..............................................................     415,728
     800,000   BBB     PSE&G Power LLC, Company Guaranteed, 7.750% due 4/15/11...........................     792,010
                                                                                                          -----------
                                                                                                           12,046,224
                                                                                                          -----------

Food -- 0.8%
     695,000   BBB+    General Mills Inc., Notes, 5.125% due 2/15/07.....................................     722,371
                       Kellogg Co., Notes:
     325,000   BBB      6.000% due 4/1/06................................................................     349,818
     425,000   BBB      6.600% due 4/1/11................................................................     469,579
                       Kraft Foods Inc., Notes:
     540,000   A-       4.625% due 11/1/06...............................................................     557,056
     160,000   A-       6.250% due 6/1/12................................................................     174,544
     205,000   BBB-    Kroger Co., Notes, 7.800% due 8/15/07.............................................     233,176
     225,000   BBB     Safeway Inc., Notes, 6.150% due 3/1/06............................................     243,372
                                                                                                          -----------
                                                                                                            2,749,916
                                                                                                          -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
--------------------------------------------------------------------------------------------------------------------

   Face
  Amount     Rating(a)                                     Security                                         Value
--------------------------------------------------------------------------------------------------------------------

Forestry -- 0.3%
                       Weyerhaeuser Co., Notes:
$   200,000    BBB      5.500% due 3/15/05 (b)........................................................... $  207,070
    350,000    BBB      6.000% due 8/1/06................................................................    365,426
    250,000    BBB      5.950% due 11/1/08...............................................................    260,246
                                                                                                          ----------
                                                                                                             832,742
                                                                                                          ----------

Healthcare - Services -- 0.1%
    370,000    A-      WellPoint Health Networks, Inc., Notes, 6.375% due 1/15/12+.......................    390,501
                                                                                                          ----------

Insurance -- 1.3%
    310,000    A+      Allstate Corp., Sr. Notes, 7.875% due 5/1/05......................................    342,351
  2,000,000    BBB     American Financial Group Inc., Debentures, 7.125% due 4/15/09.....................  1,853,176
  2,000,000    Caa3*   Conseco Inc., Notes, 8.750% due 2/9/04+ (c).......................................    170,000
  1,000,000    BB+     Fairfax Financial Holdings Ltd., Notes, 6.875% due 4/15/08+.......................    621,984
  1,000,000    BBB+    Lumbermens Mutual Casualty, Notes, 8.300% due 12/1/37 (b).........................    402,863
                       MetLife, Inc., Sr. Notes:
    450,000    A        5.250% due 12/1/06...............................................................    464,477
    490,000    A        6.125% due 12/1/11+..............................................................    508,033
                                                                                                          ----------
                                                                                                           4,362,884
                                                                                                          ----------

Media -- 1.1%
                       AOL Time Warner, Inc.:
    900,000    BBB+     Bonds, 7.700% due 5/1/32+........................................................    758,796
                        Notes:
    350,000    BBB+       5.625% due 5/1/05..............................................................    327,497
    200,000    BBB+       6.125% due 4/15/06.............................................................    185,190
    650,000    BBB+       6.875% due 5/1/12..............................................................    586,801
    735,000    BBB     Lenfest Communications, Inc., Sr. Notes, 8.375% due 11/1/05.......................    691,458
                       Time Warner Inc.:
    200,000    BBB+     Debentures, 7.250% due 10/15/17..................................................    169,043
  1,000,000    BBB+     Notes, 7.975% due 8/15/04........................................................    939,195
    220,000    A-      Viacom Inc., Company Guaranteed, 7.750% due 6/1/05................................    240,663
                                                                                                          ----------
                                                                                                           3,898,643
                                                                                                          ----------

Multi-National -- 0.2%
    700,000    AAA     European Investment Bank, Notes, 5.625% due 1/24/06...............................    757,750
                                                                                                          ----------

Oil and Gas Producers -- 1.4%
    755,000    AA+     Atlantic Richfield Co., Debentures, 9.125% due 3/1/11.............................    975,274
    375,000    A-      Conoco Funding Co., Company Guaranteed, 5.450% due 10/15/06.......................    394,754
    325,000    A-      Conoco Inc., Sr. Notes, 6.350% due 4/15/09........................................    350,886
    180,000    A-      ConocoPhillips, Notes, 8.500% due 5/25/05.........................................    203,663
                       El Paso CGP Co., Notes:
    370,000    BBB      6.200% due 5/15/04+..............................................................    336,856
  2,000,000    BBB      7.625% due 9/1/08+...............................................................  1,742,396
    670,000    BBB+    Norcen Energy Resources Ltd., Debentures, 7.375% due 5/15/06......................    730,593
    125,000    BBB     Occidental Petroleum Corp., Sr. Notes, 6.750% due 1/15/12.........................    137,757
                                                                                                          ----------
                                                                                                           4,872,179
                                                                                                          ----------

Pharmaceuticals -- 0.9%
    250,000    AA      Bristol-Myers Squibb & Co., Notes, 5.750% due 10/1/11.............................    258,828
  2,825,000    AAA     Merck & Co. Inc., Notes, 5.760% due 5/3/37........................................  2,969,999
                                                                                                          ----------
                                                                                                           3,228,827
                                                                                                          ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

Intermediate Fixed Income Investments
--------------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                     Security                                          Value
--------------------------------------------------------------------------------------------------------------------

Pipelines -- 1.2%
                      El Paso Corp.:
$   240,000   BBB      Notes, 7.875% due 6/15/12 (b).................................................... $   210,408
  2,000,000   BBB      Sr. Notes, 7.800% due 8/1/31.....................................................   1,640,176
  3,000,000   B       The Williams Cos., Inc., Notes, 9.250% due 3/15/04+...............................   2,295,000
                                                                                                         -----------
                                                                                                           4,145,584
                                                                                                         -----------

Real Estate Investment Trusts -- 3.8%
    225,000   BBB+    Avalonbay Communities Inc., Notes, 5.000% due 8/1/07..............................     226,481
                      Colonial Realty L.P., Notes:
  1,500,000   BBB-     6.960% due 7/26/04...............................................................   1,596,214
  1,150,000   BBB-     8.050% due 7/15/06...............................................................   1,271,709
    950,000   BBB+    EOP Operating L.P., Notes, 7.375% due 11/15/03....................................     995,095
    650,000   BBB+    Equity Residential, Notes, 3.625% due 3/15/12.....................................     689,571
  2,000,000   BBB-    Highwoods Properties, Inc., Notes, 6.835% due 1/31/03.............................   2,024,862
  2,000,000   A-      Kimco Realty Corp., Sr. Notes, 7.500% due 11/5/06.................................   2,200,364
                      United Dominion Realty Trust Inc., Notes:
  1,500,000   BBB-     8.625% due 3/15/03...............................................................   1,540,476
  1,000,000   BBB-     7.020% due 11/15/05..............................................................   1,077,508
    500,000   BBB-     7.950% due 7/12/06...............................................................     551,364
  1,000,000   BBB-     7.250% due 1/15/07...............................................................   1,083,116
                                                                                                         -----------
                                                                                                          13,256,760
                                                                                                         -----------

Retail -- 0.3%
    600,000   A-      Kohl's Corp., Notes, 6.300% due 3/1/11+...........................................     651,041
    165,000   A-      Sears Roebuck Acceptance Corp., Notes, 6.750% due 8/15/11.........................     172,374
                                                                                                         -----------
                                                                                                             823,415
                                                                                                         -----------

Sovereign Agency -- 9.0%
                      Fannie Mae, Notes:
  1,200,000   AAA      3.300% due 7/2/04................................................................   1,214,885
  2,040,000   AAA      5.500% due 2/15/06+..............................................................   2,210,448
  1,500,000   Aaa*     7.250% due 1/15/10+..............................................................   1,779,414
                      Freddie Mac, Notes:
  1,225,000   Aaa*     5.250% due 1/15/06...............................................................   1,312,332
  1,500,000   AAA      4.250% due 3/22/06...............................................................   1,547,973
    680,000   Aaa*     5.500% due 7/15/06+..............................................................     736,827
    450,000   AAA      4.875% due 3/15/07+..............................................................     477,994
    360,000   Aaa*     6.625% due 9/15/09...............................................................     412,353
    710,000   Aaa*     7.000% due 3/15/10...............................................................     831,584
                      Small Business Administration, U.S. Government Guaranteed:
  3,202,590   NR       6.150% due 11/1/13++.............................................................   3,398,490
  1,004,769   NR       6.850% due 10/1/15...............................................................   1,097,438
  1,984,506   NR       6.650% due 11/1/15++.............................................................   2,157,645
  1,824,546   NR       7.700% due 7/1/16++..............................................................   2,059,842
  5,075,353   NR       7.190% due 12/1/19++.............................................................   5,734,452
  4,420,886   NR       7.590% due 1/1/20++..............................................................   5,075,764
  1,100,000   BBB-    United Mexican States, Notes, 8.375% due 1/14/11..................................   1,179,750
                                                                                                         -----------
                                                                                                          31,227,191
                                                                                                         -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

Intermediate Fixed Income Investments
------------------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                     Security                                           Value
------------------------------------------------------------------------------------------------------------------------

Telecommunications -- 3.0%
                      AT&T Corp.:
$   475,000   BBB+     Notes, 6.000% due 3/15/09+....................................................... $     418,653
                       Sr. Notes:
    115,000   BBB+       6.500% due 11/15/06............................................................       110,519
  1,000,000   BBB+       8.000% due 11/15/31+...........................................................       887,750
    175,000   A+      BellSouth Capital Funding Corp., Debentures, 6.040% due 11/15/26..................       185,080
  2,500,000   A-      British Telecom PLC, Notes, 3.182% due 12/15/03++.................................     2,510,328
    100,000   BBB     Citizens Communications Co., Sr. Notes, 7.625% due 8/15/08........................        88,121
                      France Telecom, Notes:
    700,000   BBB-     3.637% due 3/14/03++.............................................................       689,324
  1,000,000   BBB-     8.500% due 3/1/31++..............................................................     1,058,420
  2,000,000   CCC+    Qwest Capital Funding, Inc., Company Guaranteed, 7.000% due 8/3/09................     1,130,000
    270,000   CCC+    Qwest Communications International Inc., Sr. Notes, 7.500% due 11/1/08+...........       144,450
    280,000   AA-     SBC Communications, Inc., Notes, 6.250% due 3/15/11...............................       291,431
  1,300,000   BBB-    Sprint Capital Corp., Company Guaranteed, 6.000% due 1/15/07......................     1,074,681
    510,000   A+      Verizon New England Inc., Sr. Notes, 6.500% due 9/15/11...........................       511,365
    275,000   A+      Verizon New Jersey Inc., Debentures, 5.875% due 1/17/12...........................       262,871
    500,000   A+      Verizon Wireless Capital LLC, Notes, 5.375% due 12/15/06 (b)......................       460,325
                      WorldCom, Inc., Notes (c):
  1,275,000   Ca*      7.875% due 5/15/03...............................................................       181,687
  2,600,000   Ca*      6.500% due 5/15/04+..............................................................       370,500
    270,000   Ca*      7.375% due 1/15/06 (b)...........................................................        38,475
    500,000   Ca*      8.250% due 5/15/10+..............................................................        71,250
                                                                                                         -------------
                                                                                                            10,485,230
                                                                                                         -------------

Transportation -- 0.6%
    900,000   BBB+    Burlington Northern Santa Fe Corp., Notes, 7.875% due 4/15/07.....................     1,034,644
    598,224   AA      FedEx Corp., Pass Thru Certificates, 6.720% due 1/15/22...........................       635,789
    500,000   BBB     Norfolk Southern Corp., Notes, 7.050% due 5/1/37..................................       532,182
                                                                                                         -------------
                                                                                                             2,202,615
                                                                                                         -------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $144,004,003)............................................................   139,221,680
                                                                                                         -------------
CONVERTIBLE BONDS -- 0.3%
  1,000,000   A+      Verizon Global Funding Corp., 4.250% due 9/15/05 (Cost -- $970,322)...............       984,411
                                                                                                         -------------
MUNICIPAL BOND INVESTMENTS -- 0.3%
  1,000,000   AAA     Houston, TX ISD, Series A, 4.750% due 2/15/26 (Cost -- $943,751)..................       953,730
                                                                                                         -------------
MORTGAGE-BACKED SECURITIES -- 43.7%

Federal Home Loan Mortgage Corporation (FHLMC) -- 1.8%
                      Gold:
  1,995,221            6.500% due 7/1/14................................................................     2,085,630
  1,000,000            5.500% due 4/1/17................................................................     1,025,650
  3,175,742            6.000% due 3/1/16 - 8/1/17.......................................................     3,289,950
                                                                                                         -------------
                                                                                                             6,401,230
                                                                                                         -------------

Federal National Mortgage Association (FNMA) -- 4.3%
  1,889,109           6.225% due 7/1/08.................................................................     2,060,838
  3,626,965           5.500% due 12/1/08 - 4/1/17.......................................................     3,767,298
    412,061           6.000% due 3/1/11 - 4/1/17........................................................       444,609


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
------------------------------------------------------------------------------------------------------------

   Face
  Amount                                          Security                                          Value
------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association (FNMA) -- 4.3% (continued)
$ 1,238,356   7.000% due 9/1/26................................................................. $ 1,296,726
  5,265,637   6.500% due 5/1/08 - 10/1/27.......................................................   5,505,080
    520,002   7.197% due 1/1/30.................................................................     549,888
  1,043,609   6.735% due 3/1/30.................................................................   1,102,522
                                                                                                 -----------
                                                                                                  14,726,961
                                                                                                 -----------

Government National Mortgage Association (GNMA) -- 7.3%
              GNMA I:
  9,500,000    6.000% due 9/23/02 (d)...........................................................   9,740,445
  8,000,000    6.500% due 9/23/02 (d)...........................................................   8,294,960
  1,837,351    6.500% due 6/15/08...............................................................   1,939,656
    385,162    8.000% due 7/15/30...............................................................     412,075
    952,855    9.000% due 7/15/30 - 9/15/30.....................................................   1,040,153
  1,058,521    8.500% due 4/15/30 - 11/15/30....................................................   1,146,240
              GNMA II:
    894,219    5.375% due 2/20/26...............................................................     910,975
    654,597    6.625% due 10/20/27..............................................................     673,375
     52,235    8.000% due 3/20/30...............................................................      55,656
    956,447    5.000% due 5/20/30...............................................................     974,990
                                                                                                 -----------
                                                                                                  25,188,525
                                                                                                 -----------

Collateralized Mortgage Obligations (CMO) -- 30.3%
              ABN AMRO Mortgage Corp:
  2,000,000    6.300% due 5/25/29...............................................................   2,061,850
    299,482    7.750% due 2/25/30...............................................................     306,252
  2,338,796   BA Mortgage Securities, Inc., 6.500% due 7/25/13..................................   2,388,624
              Bear Stearns Adjustable Rate Mortgage Trust:
    841,178    7.454% due 12/25/30..............................................................     845,276
    249,289    7.492% due 12/25/30..............................................................     250,564
  2,858,112    5.990% due 8/25/32++.............................................................   2,904,503
  1,800,000    6.130% due 9/30/32...............................................................   1,836,456
    792,295   Capco America Securitization Corp., 5.860% due 10/15/30...........................     843,611
    189,641   Capital Asset Research Funding L.P., 5.905% due 12/15/05..........................     188,997
  1,000,000   Capital Auto Receivables Asset Trust, 3.580% due 10/16/06.........................   1,014,069
  2,000,000   Chase Commercial Mortgage Securities Corp., 7.370% due 6/19/29....................   2,223,823
    958,500   Chase Mortgage Finance Corp., 6.500% due 9/25/09..................................     975,345
    859,229   CMC Securities Corp. III, 5.250% due 2/25/09......................................     863,830
  1,000,000   Conseco Finance, 8.150% due 2/15/31 (c)...........................................   1,106,276
  2,404,875   Countrywide Home Loans, 6.500% due 8/25/32++......................................   2,475,554
              CS First Boston Mortgage Securities Corp.:
    544,682    6.500% due 4/25/16...............................................................     562,567
    640,000    7.290% due 9/15/41...............................................................     734,192
              Fannie Mae:
    405,879    3.680% due 1/25/22...............................................................     406,901
  1,221,080    6.500% due 10/25/22..............................................................   1,302,720
  3,577,935    7.000% due 4/25/24...............................................................   3,847,808
  1,004,580    2.260% due 10/25/30..............................................................   1,004,768
  2,180,556    6.500% due 5/25/31...............................................................   2,313,436
  1,710,899    2.190% due 5/18/32...............................................................   1,713,303


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

Intermediate Fixed Income Investments
-------------------------------------------------------------------------------------------------------------------

    Face
   Amount                                           Security                                           Value
-------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations (CMO) -- 30.3% (continued)
                Fannie Mae Grantor Trust:
$  1,340,828     6.500% due 1/25/28............................................................... $   1,387,745
     803,110     3.310% due 2/25/32...............................................................       773,407
     672,836    First Plus Home Loan Trust, 7.330% due 8/10/20....................................       682,294
                Freddie Mac:
   3,000,000     6.500% due 8/15/17...............................................................     3,196,642
     273,986     7.000% due 4/15/23...............................................................       278,828
   2,133,803     6.500% due 2/15/30...............................................................     2,207,612
   3,500,000    G-Wing Ltd., 4.450% due 11/6/11++.................................................     3,468,008
                GE Capital Mortgage Services Inc.:
   1,203,473     6.500% due 12/25/23..............................................................     1,238,837
   1,100,000     7.000% due 12/25/23..............................................................     1,117,595
                Government National Mortgage Association (GNMA):
   3,061,000     8.000% due 12/20/14..............................................................     3,186,618
   1,433,510     2.330% due 12/16/25..............................................................     1,438,219
   1,760,396     2.180% due 6/16/31...............................................................     1,762,147
   1,625,914     2.180% due 3/16/32...............................................................     1,629,206
   1,400,000     6.407% due 7/16/42...............................................................     1,408,667
     675,000    Green Tree Financial Corp., 6.970% due 5/1/31.....................................       722,769
   3,500,000    GS Mortgage Securities Corp. II, 6.624% due 5/3/18++..............................     3,789,370
                Independent National Mortgage Corp.:
   1,764,635     7.875% due 9/25/24...............................................................     1,761,079
   2,307,283     7.000% due 3/25/26...............................................................     2,303,303
     890,587    LB Commercial Conduit Mortgage Trust, 7.105% due 10/15/32.........................       975,940
   1,374,024    LB-UBS Commercial Mortgage Trust, 6.410% due 12/15/19.............................     1,489,159
     900,000    MBNA Credit Card Master Note Trust, 1.900% due 12/15/09...........................       898,080
     825,000    MBNA Master Credit Card Trust USA, 7.800% due 10/15/12............................       985,885
   1,135,000    Merrill Lynch Mortgage Investors, Inc., 6.540% due 12/10/29.......................     1,249,098
     700,000    Nissan Auto Receivables Owner Trust, 5.350% due 10/15/06..........................       734,054
      97,874    Residential Accredit Loans, Inc., 8.000% due 10/25/28.............................        98,001
     966,077    Residential Asset Mortgage Products, Inc., 8.000% due 3/25/30.....................     1,022,283
     747,575    Residential Funding Mortgage Securities, Inc., 7.000% due 10/25/27................       759,256
     627,526    Ryland Mortgage Securities Corp., 5.577% due 10/25/31.............................       638,834
                Small Business Investment Cos.:
   5,982,118     7.540% due 8/10/09++.............................................................     6,730,788
   6,797,268     8.017% due 2/10/10++.............................................................     7,791,770
   3,403,891     7.452% due 9/1/10++..............................................................     3,811,476
                Structured Asset Securities Corp.:
   1,018,301     8.377% due 4/25/27...............................................................     1,088,547
   1,655,666     8.000% due 7/25/30...............................................................     1,693,933
     852,499     5.800% due 9/25/31...............................................................       865,257
     965,251     6.150% due 7/25/32...............................................................       983,741
   1,175,000    Toyota Auto Receivables Owner Trust, 7.210% due 4/15/07...........................     1,244,335
   2,023,131    United Mortgage Securities Corp., 5.385% due 6/25/32++............................     2,065,327
                Washington Mutual, Inc.:
   2,692,974     6.578% due 10/19/39++............................................................     2,714,014
   2,496,442     MSC Mortgage Pass-Through Certificates, 6.309% due 7/25/32++.....................     2,560,752
                                                                                                   -------------
                                                                                                     104,923,601
                                                                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost -- $144,916,457)............................................................   151,240,317
                                                                                                   -------------
                SUB-TOTAL INVESTMENTS
                (Cost -- $323,316,119)............................................................   326,429,486
                                                                                                   -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
--------------------------------------------------------------------------------------------------------------

   Face
  Amount                                          Security                                           Value
--------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
COMMERCIAL PAPER -- 0.1%
              Federal National Mortgage Association (FNMA):
$   400,000    2.065% due 9/4/02................................................................ $     399,931
    100,000    1.000% due 9/11/02...............................................................        99,944
                                                                                                 -------------
              TOTAL COMMERCIAL PAPER
              (Cost -- $499,875)................................................................       499,875
                                                                                                 -------------
U.S. TREASURY BILLS -- 0.2%
              U.S. Treasury Bills:
    495,000    1.590% due 11/14/02..............................................................       493,382
    155,000    1.520% due 11/29/02..............................................................       154,418
     25,000    1.560% due 11/29/02..............................................................        24,904
     70,000    1.580% due 11/29/02..............................................................        69,727
     15,000    1.585% due 11/29/02..............................................................        14,941
     25,000    1.621% due 11/29/02..............................................................        24,900
     10,000    1.650% due 11/29/02..............................................................         9,959
     30,000    1.655% due 11/29/02..............................................................        29,877
                                                                                                 -------------
              TOTAL U.S. TREASURY BILLS
              (Cost -- $822,108)................................................................       822,108
                                                                                                 -------------
REPURCHASE AGREEMENTS -- 5.4%
 15,768,000   Merrill Lynch & Co., Inc., 1.750% due 9/3/02; Proceeds at
               maturity -- $15,771,066; (Fully collateralized by Federal National Mortgage
               Association, Freddie Mac and Federal Home
                Loan Bank Notes and Bonds, 0.000% to 6.360% due 9/6/02 to 10/3/16; Market
               value -- $16,083,360)............................................................    15,768,000
  2,793,000   State Street Bank and Trust Co., 1.770% due 9/3/02; Proceeds at
               maturity -- $2,793,549; (Fully collateralized by U.S. Treasury Notes and Bonds,
               8.750% due 11/15/08; Market value -- $2,851,813).................................     2,793,000
                                                                                                 -------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost -- $18,561,000).............................................................    18,561,000
                                                                                                 -------------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost -- $19,882,983).............................................................    19,882,983
                                                                                                 -------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $343,199,102**)..........................................................  $346,312,469
                                                                                                 =============

--------
+    All or a portion of this security is on loan (See Note 14).
++ All or a portion of this security is segregated for either open futures contracts or open purchase commitments.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security is currently in default.
(d)  Security is traded on a "to-be-announced" basis (See Note 11).
**   Aggregate cost for Federal income tax purposes is substantially the same.

  Seepage 90 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Long-Term Bond Investments
--------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                  Security                                          Value
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES -- 45.4%

U.S. Government Obligations -- 41.9%
$  200,000           U.S. Treasury Notes, 4.375% due 8/15/12............................................ $   203,867
                     U.S. Treasury Bonds:
   340,000             6.500% due 11/15/26 +............................................................     404,547
 6,100,000             6.125% due 8/15/29 +.............................................................   7,013,335
   550,000             6.250% due 5/15/30 +.............................................................     644,338
 3,250,000             5.375% due 2/15/31 +.............................................................   3,467,217
 7,200,000             Stripped Principal Payment only, zero coupon due 11/15/26 +......................   1,950,271
                                                                                                         -----------
                                                                                                          13,683,575
                                                                                                         -----------

U.S. Government Agencies -- 3.5%
 3,140,000           Resolution Funding Corp., Stripped Principal Payment only, zero coupon due 10/15/20   1,127,486
                                                                                                         -----------
                     TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES
                     (Cost -- $13,748,104)..............................................................  14,811,061
                                                                                                         -----------

   Face
  Amount   Rating(a)
---------- ---------
CORPORATE BONDS AND NOTES -- 47.8%

Aerospace/Defense -- 2.7%
   300,000   A+      The Boeing Co., Debentures, 7.250% due 6/15/25.....................................     315,301
   150,000   BBB-    Northrop Grumman Corp., Company Guaranteed, 7.750% due 2/15/31.....................     169,787
                     Raytheon Co., Debentures:
   200,000   BBB-      7.200% due 8/15/27...............................................................     208,180
   200,000   BBB-      7.000% due 11/1/28...............................................................     203,479
                                                                                                         -----------
                                                                                                             896,747
                                                                                                         -----------

Agriculture -- 3.0%
   500,000   A-      Philip Morris Cos., Inc., Debentures, 7.750% due 1/15/27...........................     555,768
   400,000   BBB-    R.J. Reynolds Tobacco Holdings Inc., Company Guaranteed, 7.250% due 6/1/12 (b).....     416,786
                                                                                                         -----------
                                                                                                             972,554
                                                                                                         -----------

Auto Manufacturers -- 3.9%
   360,000   BBB+    DaimlerChrysler NA Holdings Corp., Company Guaranteed, 8.500% due 1/18/31 (b)......     420,879
   960,000   BBB+    Ford Motor Co., Notes, 7.450% due 7/16/31..........................................     837,778
                                                                                                         -----------
                                                                                                           1,258,657
                                                                                                         -----------

Banks -- 3.4%
   200,000   A-      Bank One Corp., Sub. Debentures, 8.000% due 4/29/27................................     245,002
   320,000   A+      J.P. Morgan Chase & Co., Sub. Notes, 6.625% due 3/15/12 (b)........................     338,840
    80,000   A-      Standard Chartered Bank, Sub., 8.000% due 5/30/31 (c)..............................      83,654
   400,000   A+      Wells Fargo Bank NA, Sub. Notes, 6.450% due 2/1/11.................................     437,770
                                                                                                         -----------
                                                                                                           1,105,266
                                                                                                         -----------

Computers -- 0.9%
   300,000   A+      International Business Machines Corp., Debentures, 6.500% due 1/15/28..............     307,326
                                                                                                         -----------

Diversified Financial Services -- 5.4%
   390,000   AAA     General Electric Capital Corp., Notes, 6.750% due 3/15/32..........................     416,947


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Long-Term Bond Investments
----------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                              Security                                  Value
----------------------------------------------------------------------------------------------------

Diversified Financial Services -- 5.4% (continued)
                     General Motors Acceptance Corp., Notes:
$  430,000   BBB+      7.250% due 3/2/11 (b)............................................ $   441,751
    70,000   BBB+      6.875% due 8/28/12...............................................      69,205
   120,000   A+      The Goldman Sachs Group Inc., Notes, 6.600% due 1/15/12 (b)........     128,143
                     Household Finance Corp., Notes:
   200,000   A         7.000% due 5/15/12...............................................     201,308
    30,000   A         7.625% due 5/17/32...............................................      29,856
    60,000   AA-     Merrill Lynch & Co., Inc., Notes, 6.000% due 2/17/09...............      62,109
   230,000   AA-     Morgan Stanley, Notes, 6.600% due 4/1/12 (b).......................     245,370
   180,000   A+      Verizon Global Funding Corp., Notes, 7.750% due 12/1/30............     170,976
                                                                                         -----------
                                                                                           1,765,665
                                                                                         -----------

Electric -- 0.7%
   170,000   BBB-    FirstEnergy Corp., Notes, 7.375% due 11/15/31......................     155,252
   140,000   BBB-    Mirant Americas Generation Inc., Sr. Notes, 9.125% due 5/1/31......      84,700
                                                                                         -----------
                                                                                             239,952
                                                                                         -----------

Environmental Control -- 1.3%
                     Waste Management Inc.:
   100,000   BBB       Bonds, 7.750% due 5/15/32 (c)....................................      98,220
                       Sr. Notes:
    20,000   BBB        7.375% due 8/1/10...............................................      20,539
   338,000   BBB        7.000% due 7/15/28..............................................     304,469
                                                                                         -----------
                                                                                             423,228
                                                                                         -----------

Food -- 1.8%
   500,000   A+      Unilever Capital Corp., Company Guaranteed, 7.125% due 11/1/10.....     577,649
                                                                                         -----------

Forest Products and Paper -- 1.1%
                     Weyerhaeuser Co.:
   290,000   BBB       Bonds, 7.375% due 3/15/32 (c)....................................     308,982
    60,000   BBB       Notes, 6.750% due 3/15/12 (c)....................................      64,100
                                                                                         -----------
                                                                                             373,082
                                                                                         -----------

Insurance -- 2.9%
   350,000   BBB     Ace Capital Trust II, Company Guaranteed, 9.700% due 4/1/30........     419,970
   500,000   A+      Loews Corp., Sr. Notes, 7.625% due 6/1/23..........................     510,408
                                                                                         -----------
                                                                                             930,378
                                                                                         -----------

Media -- 2.9%
                     AOL Time Warner, Inc., Bonds:
   520,000   BBB+      7.625% due 4/15/31...............................................     435,131
   180,000   BBB+      7.700% due 5/1/32................................................     151,759
   300,000   BBB-    News America Holdings Inc., Company Guaranteed, 8.150% due 10/17/36     283,421
   100,000   Baa3*   TCI Communications, Inc., Sr. Notes, 7.125% due 2/15/28............      81,587
                                                                                         -----------
                                                                                             951,898
                                                                                         -----------

Miscellaneous Manufacturer -- 0.9%
                     Tyco International Group S.A.:
   140,000   BBB-      Company Guaranteed, 6.875% due 1/15/29...........................     110,643
   230,000   BBB-      Notes, 6.375% due 10/15/11 (b)...................................     190,121
                                                                                         -----------
                                                                                             300,764
                                                                                         -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Long-Term Bond Investments
-----------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                 Security                                    Value
-----------------------------------------------------------------------------------------------------------

Oil and Gas -- 1.5%
 $  300,000   A-      ConocoPhillips, Notes, 8.750% due 5/25/10............................... $    366,787
    100,000   BBB     Devon Energy Corp., Debentures, 7.950% due 4/15/32......................      116,644
                                                                                               ------------
                                                                                                    483,431
                                                                                               ------------

Pharmaceuticals -- 0.2%
     50,000   AAA     Merck & Co. Inc., Debentures, 5.950% due 12/1/28 (b)....................       50,293
                                                                                               ------------

Pipelines -- 2.6%
    120,000   B-      Dynegy Holdings Inc., Sr. Notes, 8.750% due 2/15/12 (b).................       41,400
                      El Paso Corp., Sr. Notes:
    400,000   BBB       7.800% due 8/1/31.....................................................      328,035
    150,000   BBB       7.750% due 1/15/32 (b)................................................      124,593
    180,000   A       Texas Eastern Transmission, L.P., Sr. Notes, 7.000% due 7/15/32.........      188,110
    260,000   B       The Williams Cos., Inc., Debentures, 7.500% due 1/15/31 (b).............      154,700
                                                                                               ------------
                                                                                                    836,838
                                                                                               ------------

Sovereign -- 4.2%
                      Quebec Province, Debentures:
    330,000   A+        7.125% due 2/9/24.....................................................      389,702
    270,000   A+        7.500% due 9/15/29....................................................      338,480
    500,000   BBB-    United Mexican States, Bonds, 11.500% due 5/15/26 (b)...................      645,875
                                                                                               ------------
                                                                                                  1,374,057
                                                                                               ------------

Telecommunications -- 5.7%
                      AT&T Corp.:
     80,000   BBB+      Notes, 6.500% due 3/15/29.............................................       63,408
    210,000   BBB+      Sr. Notes, 8.000% due 11/15/31 (b)....................................      186,428
    300,000   BBB     AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31...............      231,595
    120,000   A-      British Telecom PLC, Bonds, 8.875% due 12/15/30.........................      141,527
    100,000   BBB+    Deutsche Telekom International Finance B.V., Bonds, 9.250% due 6/1/32...      116,566
     10,000   BBB-    France Telecom, Notes, 10.000% due 3/1/31...............................       10,584
    500,000   A+      New York Telephone Co., Debentures, 6.700% due 11/1/23..................      451,807
    300,000   CCC+    Qwest Capital Funding Inc., Company Guaranteed, 7.750% due 2/15/31 (b)..      151,500
                      Sprint Capital Corp.:
    200,000   BBB-      Company Guaranteed, 8.750% due 3/15/32................................      155,189
    150,000   BBB-      Notes, 8.375% due 3/15/12 (b).........................................      129,475
    200,000   BBB-    TCI Communications Financing III, Company Guaranteed, 9.650% due 3/31/27      184,080
    340,000   D       WorldCom Inc. - WorldCom Group, Bonds, 8.250% due 5/15/31 (d)...........       48,450
                                                                                               ------------
                                                                                                  1,870,609
                                                                                               ------------

Transportation -- 2.7%
    200,000   BBB     Norfolk Southern Corp., Sr. Notes, 7.250% due 2/15/31...................      226,151
    640,000   BBB     Union Pacific Corp., Debentures, 6.625% due 2/1/29 (b)..................      668,664
                                                                                               ------------
                                                                                                    894,815
                                                                                               ------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $15,888,235)...................................................   15,613,209
                                                                                               ------------
                      SUB-TOTAL INVESTMENTS
                      (Cost -- $29,636,339)...................................................   30,424,270
                                                                                               ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Long-Term Bond Investments
-------------------------------------------------------------------------------------

   Face
  Amount                              Security                               Value
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.8%
COMMERCIAL PAPER -- 4.3%
$1,425,000   Federal National Mortgage Association, 1.525% due 2/13/03
              (Cost -- $1,415,100)....................................... $ 1,415,100
                                                                          -----------
REPURCHASE AGREEMENT -- 2.5%
   826,000   Merrill Lynch & Co., Inc., 1.750% due 9/3/02; Proceeds at
              maturity -- $826,161; (Fully collateralized by Federal
              National Mortgage Association, Freddie Mac and Federal
              Home Loan Bank Notes and Bonds, 0.000% to 6.360% due
              9/6/02 to 10/3/16; Market
              value -- $842,523) (Cost -- $826,000)......................     826,000
                                                                          -----------
             TOTAL SHORT-TERM INVESTMENTS (Cost -- $2,241,100)...........   2,241,100
                                                                          -----------
             TOTAL INVESTMENTS -- 100% (Cost -- $31,877,439**)........... $32,665,370
                                                                          ===========

--------
+    Security is segregated as collateral for open futures contracts commitments.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b)  All or a portion of this security is on loan (See Note 14).
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)  Security is currently in default.
**   Aggregate cost for Federal income tax purposes is substantially the same.

   See page 90 for definitions of ratings.

Schedule of Options Written
August 31, 2002


Long-Term Bond Investments
--------------------------------------------------------------------------------------------------------

Contracts                                                              Expiration Strike Price   Value
--------------------------------------------------------------------------------------------------------
11        U.S. Treasury 10 Year Note Call.............................   11/02      $112.00    $(20,281)
18        U.S. Treasury 10 Year Note Call.............................   11/02       115.00     (13,500)
11        U.S. Treasury 10 Year Note Put..............................   11/02       106.00      (3,438)
22        U.S. Treasury Bond Call.....................................   11/02       116.00     (15,125)
22        U.S. Treasury Bond Put......................................   11/02       102.00     (11,000)
                                                                                               ---------
          TOTAL OPTIONS WRITTEN
          (Premiums received -- $74,737)..............................                         $(63,344)
                                                                                               =========


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Municipal Bond Investments
------------------------------------------------------------------------------------------------------------------------
   Face
  Amount   Rating(a)                                        Security                                            Value
------------------------------------------------------------------------------------------------------------------------

Arizona -- 3.6%
$1,000,000   Aaa*    Arizona Student Loan Acquisition Authority Revenue, Series A-1, 5.650% due 5/1/14...... $ 1,079,690
                                                                                                             -----------

District of Columbia -- 3.8%
 1,075,000   AAA     Metropolitan Washington DC Airport Authority System, Series D, FSA-Insured,
                      5.375% due 10/1/18....................................................................   1,137,071
                                                                                                             -----------

Florida -- 6.9%
 1,000,000   AAA     Florida State Board of Education Lottery Revenue, Series C, FGIC-Insured,
                      5.250% due 7/1/20.....................................................................   1,048,110
 1,000,000   AAA     Tampa Bay, FL Water Utilities System Revenue, Series A, 5.125% due 10/1/17.............   1,050,820
                                                                                                             -----------
                                                                                                               2,098,930
                                                                                                             -----------

Hawaii -- 3.7%
 1,000,000   AA-     Maui County, HI GO, Series A, 5.500% due 3/1/15........................................   1,111,630
                                                                                                             -----------

Illinois -- 10.5%
 2,000,000   AAA     Chicago, IL Board of Education GO, School Reform Board, Series A, 5.250% due 12/1/20...   2,166,920
 1,000,000   AA      Illinois State GO, First Series, 5.375% due 8/1/25.....................................   1,026,160
                                                                                                             -----------
                                                                                                               3,193,080
                                                                                                             -----------

Indiana -- 11.1%
 1,000,000   Aaa*    Allen County, IN Public Library Building Corp., MBIA-Insured, 5.000% due 1/15/17.......   1,045,580
 1,200,000   AA-     Indiana Bond Bank Special Project-Hendricks, Series B, 6.125% due 2/1/17...............   1,272,516
 1,000,000   AA-     Indiana Health Facility Financing Authority, Hospital Revenue, Series A,
                      5.750% due 9/1/15.....................................................................   1,036,800
                                                                                                             -----------
                                                                                                               3,354,896
                                                                                                             -----------

Iowa -- 4.7%
 1,250,000   AAA     Des Moines, IA Public Parking System Revenue, Series A, FGIC-Insured, 5.750% due 6/1/13   1,407,562
                                                                                                             -----------

Kentucky -- 3.8%
 1,105,000   AAA     Kentucky State Property and Buildings Reform Project, Series A, 5.000% due 8/1/18......   1,152,537
                                                                                                             -----------

Michigan -- 7.7%
 1,105,000   AAA     Michigan Municipal Board Authority Revenue, Drinking Water Revolving Foundation,
                      5.000% due 10/1/22....................................................................   1,119,442
 1,000,000   AAA     Michigan State House of Representatives, Certificate Participation, AMBAC-Insured,
                      5.250% due 8/15/14....................................................................   1,124,850
   100,000   AA      University of Michigan, University Revenue, Series A, 1.800% due 12/1/27 (b)...........     100,000
                                                                                                             -----------
                                                                                                               2,344,292
                                                                                                             -----------

Minnesota -- 2.6%
   750,000   AAA     Southern Minnesota Municipal Power Agency, Power Supply System Revenue,
                      Series A, (Pre-Refunded -- Escrowed with U.S. government securities to 7/1/16
                      Call @ 100), 5.750% due 1/1/18........................................................     773,535
                                                                                                             -----------

Nevada -- 4.3%
 1,220,000   AAA     University of Nevada, University Revenue, Community College System, FSA-Insured,
                      5.250% due 7/1/16.....................................................................   1,297,055
                                                                                                             -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Municipal Bond Investments
-----------------------------------------------------------------------------------------------------------------------
   Face
  Amount   Rating(a)                                             Security
-----------------------------------------------------------------------------------------------------------------------

New York -- 7.6%
$1,000,000   AAA     New York, NY GO, Series F, MBIA/IBC-Insured, 5.250% due 8/1/15...................................
 1,100,000   AAA     New York State Urban Development Corporate Revenue, Series A, 5.250% due 1/1/14..................




North Carolina -- 3.4%
 1,000,000   AAA     Johnston County, NC GO, FGIC-Insured, 5.000% due 6/1/21..........................................


Pennsylvania -- 6.9%
 1,000,000   AAA     Norwin, PA School District, Series A, MBIA-Insured, 5.000% due 4/1/21............................
 1,000,000   AAA     Pittsburgh, PA GO, Series A, AMBAC-Insured, 5.125% due 9/1/18....................................




Texas -- 15.8%
 1,000,000   AAA     Grapevine, TX GO, FGIC-Insured, 5.700% due 8/15/16...............................................
 1,100,000   AA      Harrison County, TX Health Facilities Development Corp., Hospital Revenue, 1.800% due 12/1/25 (b)
   500,000   Aaa*    Southwest Higher Education Authority Inc., 1.900% due 7/1/15 (b).................................
   995,000   AAA     Texas State Department of Housing & Community Affairs, Residential Mortgage Revenue,
                      Series A, GNMA/FNMA-Insured, 6.200% due 7/1/19..................................................
 1,000,000   AAA     University of North Texas, University Revenue, FGIC-Insured, 5.000% due 4/15/18..................




Wisconsin -- 3.6%
 1,000,000   Aaa*    Sun Prairie, WI Area School District GO, FGIC-Insured, 5.625% due 4/1/16.........................

                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $28,462,295**)..........................................................................


-----------

                                            Security                                                 Value
-------------------------------------------------------------------------------------------------------------


New York, NY GO, Series F, MBIA/IBC-Insured, 5.250% due 8/1/15................................... $ 1,060,740
New York State Urban Development Corporate Revenue, Series A, 5.250% due 1/1/14..................   1,231,604
                                                                                                  -----------
                                                                                                    2,292,344
                                                                                                  -----------


Johnston County, NC GO, FGIC-Insured, 5.000% due 6/1/21..........................................   1,039,680
                                                                                                  -----------


Norwin, PA School District, Series A, MBIA-Insured, 5.000% due 4/1/21............................   1,052,120
Pittsburgh, PA GO, Series A, AMBAC-Insured, 5.125% due 9/1/18....................................   1,050,990
                                                                                                  -----------
                                                                                                    2,103,110
                                                                                                  -----------


Grapevine, TX GO, FGIC-Insured, 5.700% due 8/15/16...............................................   1,105,390
Harrison County, TX Health Facilities Development Corp., Hospital Revenue, 1.800% due 12/1/25 (b)   1,100,000
Southwest Higher Education Authority Inc., 1.900% due 7/1/15 (b).................................     500,000
Texas State Department of Housing & Community Affairs, Residential Mortgage Revenue,
 Series A, GNMA/FNMA-Insured, 6.200% due 7/1/19..................................................   1,046,442
University of North Texas, University Revenue, FGIC-Insured, 5.000% due 4/15/18..................   1,036,250
                                                                                                  -----------
                                                                                                    4,788,082
                                                                                                  -----------


Sun Prairie, WI Area School District GO, FGIC-Insured, 5.625% due 4/1/16.........................   1,096,330
                                                                                                  -----------
TOTAL INVESTMENTS -- 100%
(Cost -- $28,462,295**).......................................................................... $30,269,824
                                                                                                  ===========

--------
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Rate shown reflects current rate on instruments with variable rate or step coupon rates.
**   Aggregate cost for Federal income tax purposes is substantially the same.

   See page 90 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Mortgage Backed Investments
---------------------------------------------------------------------

   Face
  Amount                      Security                      Value
---------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 93.4%

Federal Home Loan Mortgage Corporation (FHLMC) -- 32.8%
                 FHLMC:
$    98,891       10.000% due 4/1/09 - 10/1/09.......... $    109,794
     43,296       10.250% due 11/1/03 - 2/1/10..........       48,365
    123,130       9.000% due 12/1/04 - 7/1/11...........      131,767
     37,422       11.500% due 10/1/15...................       43,536
     12,667       7.500% due 7/1/16.....................       13,442
    248,692       9.500% due 10/1/08 - 8/1/16...........      267,044
    512,426       8.000% due 8/1/08 - 6/1/17............      550,738
    942,546       8.500% due 12/1/06 - 7/1/17...........    1,021,390
                 Gold:
     32,814       9.500% due 4/1/10.....................       34,785
    241,877       8.500% due 9/1/08 - 2/1/18............      258,623
  3,171,653       7.500% due 12/1/12 - 5/1/25...........    3,367,423
  1,921,601       8.000% due 5/1/06 - 12/1/26...........    2,065,641
  4,130,315       7.000% due 5/1/12 - 9/2/28............    4,331,279
 13,432,892       6.500% due 2/1/11 - 11/1/31...........   13,936,813
 13,563,037       6.000% due 6/1/17 - 7/1/32............   13,941,698
                                                         ------------
                                                           40,122,338
                                                         ------------

Federal National Mortgage Association (FNMA) -- 22.2%
     58,294       10.750% due 10/1/12...................       65,400
      8,104       12.500% due 6/1/15....................        8,921
  2,988,986       5.500% due 11/1/08 - 10/1/16..........    3,080,586
    265,518       8.500% due 6/1/06 - 6/1/17............      283,096
    233,841       9.000% due 10/1/05 - 3/12/18..........      250,009
      5,534       10.000% due 1/1/21....................        6,342
    121,525       9.500% due 11/1/09 - 11/1/21..........      133,145
    795,775       8.000% due 1/1/05 - 12/1/22...........      853,525
  3,614,307       7.000% due 3/1/17 - 12/1/26...........    3,791,110
  2,644,284       6.500% due 3/1/09 - 5/1/28............    2,753,931
  6,355,104       6.000% due 9/1/08 - 10/1/28...........    6,593,703
  1,984,564       7.500% due 12/1/06 - 2/1/30+..........    2,104,698
  7,150,000       6.000% due 9/1/32 (a).................    7,288,531
                                                         ------------
                                                           27,212,997
                                                         ------------

Government National Mortgage Association (GNMA) -- 13.6%
                 GNMA I:
     35,661       11.000% due 7/15/10 - 9/15/10.........       40,787
     37,461       9.000% due 10/15/16...................       41,557
     82,592       9.500% due 12/15/16 - 8/15/19.........       93,150
  1,184,657       8.000% due 1/15/14 - 8/15/23..........    1,278,437
    332,691       8.500% due 5/15/17 - 7/15/27..........      363,678
  1,263,578       7.500% due 8/15/27 - 9/15/27..........    1,338,826
  5,137,187       7.000% due 4/15/23 - 3/15/28+.........    5,393,977
  3,136,331       6.000% due 1/15/29 - 6/15/29+.........    3,233,653


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Mortgage Backed Investments
-----------------------------------------------------------------------------------------------------------------

   Face
  Amount                                           Security                                             Value
-----------------------------------------------------------------------------------------------------------------

Government National Mortgage Association (GNMA) -- 13.6% (continued)
            GNMA II:
$   400,169  7.000% due 11/20/16................................................................... $     420,362
    210,978  9.000% due 4/20/17 - 11/20/21.........................................................       233,232
  3,070,986  6.500% due 12/20/23 - 5/20/24.........................................................     3,200,594
    673,246  8.500% due 6/20/16 - 10/20/30.........................................................       734,216
    300,482  8.000% due 2/20/31....................................................................       320,239
                                                                                                    -------------
                                                                                                       16,692,708
                                                                                                    -------------

Collateralized Mortgage Obligations (CMO) -- 24.8%
  4,930,984 CWFC 1993-10 A8, 12.364% due 1/25/24...................................................     5,433,969
 21,760,612 CWHL 1999-8 A5, 6.360% due 8/25/29 (b).................................................     1,264,836
  2,693,538 FHR 2104 JM, 6.500% due 12/15/23 (b)...................................................       232,582
  2,392,503 FHR 2178 PB, 7.000% due 8/15/29........................................................     2,535,135
  4,768,470 FHR 2323 SN, 14.928% due 3/15/17 (d)...................................................     5,569,663
  3,959,666 FHR 2370 NI, 6.000% due 2/15/21 (b)....................................................       372,355
  3,600,000 FHR 2412 OS, 12.540% due 12/15/31......................................................     3,776,513
  3,446,700 FHR 2425 JM, 6.000% due 12/15/08 (b)...................................................       313,602
 15,076,122 FHR 2438 MQ, 6.500% due 12/15/23 (b)...................................................     1,409,237
  2,008,782 FNR 1997-63 PE, 7.000% due 3/18/26 (b).................................................       246,592
  8,229,198 FNS 3182, 6.000% due 1/1/32 (b)........................................................     1,691,213
    945,559 GECMS 1993-17 A20, 13.813% due 12/25/23................................................     1,033,103
    891,278 GNR 2001-19 JO, zero coupon due 5/20/31 (c)............................................       749,997
  1,991,031 PHMS 1993-48 A8, 12.280% due 12/25/08+.................................................     2,197,700
  3,290,421 PHMS 1993-57 A11, 13.396% due 12/25/23+................................................     3,537,806
                                                                                                    -------------
                                                                                                       30,364,303
                                                                                                    -------------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost -- $110,779,384).................................................................   114,392,346
                                                                                                    -------------
REPURCHASE AGREEMENT -- 6.6%
  8,023,000 Merrill Lynch & Co., Inc., 1.750% due 9/3/02; Proceeds at maturity -- $8,024,560;
             (Fully collateralized by Federal National Mortgage Association, Freddie Mac, Federal
             Home Loan Bank Notes and Bonds, 0.000% to 6.360% due 9/6/02 to 10/3/16; Market
             value -- $8,183,460) (Cost -- $8,023,000).............................................     8,023,000
                                                                                                    -------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $118,802,384**)...............................................................  $122,415,346
                                                                                                    =============

--------
+    All or a portion of this security is segregated for open purchase commitments.
(a)  Security is traded on a "to-be-announced" basis (See Note 11).
(b)  Interest only security.
(c)  Principal only security.
(d) Rate shown reflects current rate on instruments with variable rate or step coupon rates.
**   Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
---------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                                   Security                                       Value
---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 92.2%

Aerospace and Defense Equipment -- 0.6%
$  621,000   BB-     L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12 (b)............. $    645,840
   109,583   BB-     Pacific Aerospace & Electronics, 10.000% due 11/1/07.........................       46,573
   675,000   BB-     Sequa Corp., Sr. Notes, 9.000% due 8/1/09....................................      641,250
                                                                                                   ------------
                                                                                                      1,333,663
                                                                                                   ------------

Agriculture -- 0.5%
   996,000   BB      DIMON, Inc., Company Guaranteed, 9.625% due 10/15/11.........................    1,040,820
                                                                                                   ------------

Airlines -- 0.2%
   430,000   BB-     Delta Air Lines, Inc., Notes, 7.900% due 12/15/09 (c)........................      331,606
                                                                                                   ------------

Apparel -- 1.0%
   750,000   BB-     Levi Strauss & Co., Notes, 6.800% due 11/1/03 (c)............................      663,750
   653,000   BB      Russell Corp., Sr. Notes, 9.250% due 5/1/10 (b)..............................      670,958
   850,000   B-      The William Carter Co., Company Guaranteed, 10.875% due 8/15/11..............      937,125
                                                                                                   ------------
                                                                                                      2,271,833
                                                                                                   ------------

Auto Parts and Equipment -- 1.3%
   750,000   B+      American Axle & Manufacturing Inc., Company Guaranteed, 9.750% due 3/1/09 (c)      806,250
   375,000   BBB-    ArvinMeritor Inc., Notes, 8.750% due 3/1/12..................................      397,924
   445,000   B       Collins & Aikman Products, Company Guaranteed, 10.750% due 12/31/11 (b)......      440,550
   470,000   BB      Dana Corp., Sr. Notes, 10.125% due 3/15/10 (b)...............................      470,000
   700,000   B       Dura Operating Corp., Company Guaranteed, 9.000% due 5/1/09 (c)..............      675,500
                                                                                                   ------------
                                                                                                      2,790,224
                                                                                                   ------------

Banks -- 0.3%
   500,000   BB-     Chohung Bank, Sub. Notes, 11.875% due 4/1/10 (b).............................      579,142
                                                                                                   ------------

Building Materials -- 1.2%
   674,000   B-      Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07 (c)................      704,330
   558,000   B       Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12 (b)............      569,857
                     Nortek Inc.:
 1,000,000   B+        Sr. Notes, 8.875% due 8/1/08...............................................    1,005,000
   325,000   B-        Sr. Sub. Notes, 9.875% due 6/15/11.........................................      320,125
                                                                                                   ------------
                                                                                                      2,599,312
                                                                                                   ------------

Casinos and Gaming -- 6.2%
   716,000   B+      Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11.........................      742,850
 1,210,000   BB-     Boyd Gaming Corp., Company Guaranteed, 9.250% due 8/1/09 (c).................    1,297,725
   186,000   B+      Circus & Eldorado Joint Venture, 10.125% due 3/1/12 (c)......................      182,280
 1,565,000   B       Extended Stay America, Sr. Sub. Notes, 9.875% due 6/15/11....................    1,521,962
   144,000   BB+     Harrah's Operating Co., Inc., Company Guaranteed, 7.875% due 12/15/05........      150,480
 1,000,000   B+      Horseshoe Gaming Holding Corp., Company Guaranteed, 8.625% due 5/15/09.......    1,042,500
                     Mandalay Resort Group, Sr. Sub. Notes:
   480,000   BB-       9.250% due 12/1/05.........................................................      494,400
   590,000   BB-       10.250% due 8/1/07 (c).....................................................      640,150
                     MGM MIRAGE, Company Guaranteed:..............................................
   575,000   BB+       9.750% due 6/1/07..........................................................      623,875
   300,000   BB+       8.375% due 2/1/11 (c)......................................................      312,000


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                                   Security                                     Value
------------------------------------------------------------------------------------------------------------
Casinos and Gaming -- 6.2% (continued)
                     Mohegan Tribal Gaming Authority, Sr. Sub. Notes:
$1,325,000   BB-       8.750% due 1/1/09......................................................... $1,374,688
   175,000   BB-       8.375% due 7/1/11.........................................................    178,938
 2,950,000   BB+     Park Place Entertainment Corp., Sr. Sub. Notes, 9.375% due 2/15/07..........  3,127,000
 1,000,000   B+      Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10 (c)................  1,072,500
   690,000   B-      Venetian Casino Resort LLC, 2nd Mortgage, 11.000% due 6/15/10 (b)...........    696,038
                                                                                                  ----------
                                                                                                  13,457,386
                                                                                                  ----------

Chemicals -- 6.1%
   585,000   B+      Airgas Inc., Company Guaranteed, 9.125% due 10/1/11.........................    623,025
   595,000   B       Applied Extrusion Technologies, Inc., Company Guaranteed, 10.750% due 7/1/11    493,850
 1,985,000   B-      Avecia, Company Guaranteed, 11.000% due 7/1/09 (c)..........................  1,945,300
   330,000   BB      Equistar Chemicals L.P., Company Guaranteed, 10.125% due 9/1/08 (c).........    318,450
   355,000   BBB-    Ferro Corp., Sr. Notes, 9.125% due 1/1/09...................................    373,599
 1,294,000   BB-     Georgia Gulf Corp., Company Guaranteed, 10.375% due 11/1/07 (c).............  1,391,050
                     Huntsman International LLC:
 1,220,000   B-        Company Guaranteed, 10.125% due 7/1/09....................................  1,091,900
 2,600,000   B-        Sr. Discount Notes, zero coupon due 12/31/09..............................    611,000
   640,000   B         Sr. Notes, 9.875% due 3/1/09 (b)..........................................    659,200
   480,000   BB      IMC Global Inc., Company Guaranteed, 10.875% due 6/1/08.....................    520,800
                     Lyondell Chemical Co.:
   180,000   BB        Company Guaranteed, 9.500% due 12/15/08...................................    175,500
                       Secured, Series A:
   625,000   BB         9.625% due 5/1/07........................................................    620,313
 1,750,000   BB         9.875% due 5/1/07 (c)....................................................  1,736,875
   255,000   B+        Sr. Sub. Notes, 10.875% due 5/1/09 (c)....................................    225,038
   565,000   BB-     MacDermid Inc., Company Guaranteed, 9.125% due 7/15/11......................    590,425
                     Millennium America Inc.:
   196,000   BBB-      Company Guaranteed, 9.250% due 6/15/08 (c)................................    204,820
   471,000   BBB-      Sr. Notes, 9.250% due 6/15/08 (b).........................................    492,195
 1,000,000   B       Resolution Performance Products LLC, Sr. Sub. Notes, 13.500% due 11/15/10...  1,140,000
                                                                                                  ----------
                                                                                                  13,213,340
                                                                                                  ----------

Commercial Services -- 3.6%
                     Alderwoods Group Inc., Company Guaranteed:
   396,000   NR        11.000% due 1/2/07 (c)....................................................    396,990
   650,000   NR        12.250% due 1/2/09........................................................    640,250
 1,873,000   BBB-    Avis Group Holdings Inc., Company Guaranteed, 11.000% due 5/1/09............  1,976,015
 1,017,000   B       Coinmach Corp., Sr. Notes, 9.000% due 2/1/10 (c)............................  1,047,510
   960,000   B-      Concentra Operating Corp., Company Guaranteed, 13.000% due 8/15/09 (c)......  1,042,800
                     Service Corp. International, Notes:
   605,000   BB-       6.000% due 12/15/05 (c)...................................................    523,325
   245,000   BB-       6.500% due 3/15/08 (c)....................................................    205,188
   580,000   BB-       7.700% due 4/15/09 (c)....................................................    495,900
   100,000   BB-       Sr. Notes, 6.300% due 3/15/03 (c).........................................     98,500
   260,000   B+      Stewart Enterprises, Inc., Company Guaranteed, 10.750% due 7/1/08...........    280,150
 1,000,000   B-      Worldwide Flight Services, Company Guaranteed, 12.250% due 8/15/07..........  1,105,000
                                                                                                  ----------
                                                                                                   7,811,628
                                                                                                  ----------

Construction Services -- 3.4%
   683,000   B-      Atrium Cos., Inc., Company Guaranteed, 10.500% due 5/1/09...................    665,925
   400,000   NR      Beazer Homes USA, Inc., Sr. Notes, 8.375% due 4/15/12 (b)...................    404,000


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
--------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                                   Security                                      Value
--------------------------------------------------------------------------------------------------------------

Construction Services -- 3.4% (continued)
$  345,000   BB      D.R. Horton Inc., Company Guaranteed, 8.000% due 2/1/09..................... $    343,275
   796,000   B+      Joy Global Inc., Company Guaranteed, 8.750% due 3/15/12.....................      815,900
   610,000   B       Meritage Corp., Company Guaranteed, 9.750% due 6/1/11.......................      613,050
 1,230,000   BB-     Ryland Group Inc., Sr. Sub. Notes, 8.250% due 4/1/08 (c)....................    1,223,850
                     Schuler Homes, Inc., Company Guaranteed:
   360,000   BB        9.375% due 7/15/09........................................................      364,500
 1,725,000   B+        10.500% due 7/15/11 (c)...................................................    1,742,250
                     Terex Corp., Company Guaranteed:
   175,000   B         10.375% due 4/1/11........................................................      182,000
 1,000,000   B         9.250% due 7/15/11........................................................      987,500
                                                                                                  ------------
                                                                                                     7,342,250
                                                                                                  ------------

Cosmetics and Toiletries -- 0.4%
   265,000   B-      Armkel LLC, Sr. Sub. Notes, 9.500% due 8/15/09..............................      281,563
   610,000   B       Playtex Products Inc., Company Guaranteed, 9.375% due 6/1/11................      655,750
                                                                                                  ------------
                                                                                                       937,313
                                                                                                  ------------

Electric Utilities -- 3.1%
                     AES Corp.:
                       Sr. Notes:
   171,000   B+         8.750% due 12/15/02 (c)..................................................      151,335
 1,170,000   B+         9.375% due 9/15/10 (c)...................................................      631,800
 1,035,000   B+        Sr. Sub. Notes, 9.500% due 6/1/09 (c).....................................      574,425
   750,000   B+      Calpine Canada Energy Finance LLC, Company Guaranteed, 8.500% due 5/1/08 (c)      416,250
 2,606,000   B+      Calpine Corp., Sr. Notes, 8.500% due 2/15/11 (c)............................    1,381,180
                     CMS Energy Corp., Sr. Notes
 1,026,000   B+        9.875% due 10/15/07.......................................................      862,815
   532,000   B+        7.500% due 1/15/09 (c)....................................................      404,886
   144,000   BBB-    Mirant Americas Generation Inc., Sr. Notes, 8.300% due 5/1/11 (c)...........       95,760
 1,205,000   BB-     Mission Energy Holding Co., Secured, 13.500% due 7/15/08 (c)................      512,125
 1,500,000   BB+     PG&E National Energy Group, Sr. Notes, 10.375% due 5/16/11 (c)..............      562,500
 1,040,000   B       Ucar Finance Inc., Company Guaranteed, 10.250% due 2/15/12..................    1,050,400
                                                                                                  ------------
                                                                                                     6,643,476
                                                                                                  ------------

Electronics -- 0.3%
   300,000   BB-     Flextronics International Ltd., Sr. Sub. Notes, 9.875% due 7/1/10 (c).......      312,000
   260,000   B       Stoneridge Inc., Company Guaranteed, 11.500% due 5/1/12 (c).................      269,100
                                                                                                  ------------
                                                                                                       581,100
                                                                                                  ------------

Entertainment -- 2.9%
   340,000   B       Alliance Atlantis Communications Inc., Sr. Sub. Notes, 13.000% due 12/15/09.      361,250
   750,000   B+      Intrawest Corp., Sr. Notes, 10.500% due 2/1/10..............................      780,000
   710,000   B+      Kerzner International Ltd., Company Guaranteed, 8.875% due 8/15/11..........      716,213
   885,000   B       Regal Cinemas Inc., Company Guaranteed, 9.375% due 2/1/12 (b)(c)............      911,550
                     Six Flags, Inc.:
                       Sr. Notes:
 1,250,000   B          9.750% due 6/15/07 (c)...................................................    1,159,375
   511,000   B          9.500% due 2/1/09........................................................      463,733
 1,695,000   B         Sr. Discount Notes, step bond to yield 9.783% due 4/1/08 (c)..............    1,478,888
   400,000   B       Vail Resorts Inc., Company Guaranteed, 8.750% due 5/15/09...................      408,000
                                                                                                  ------------
                                                                                                     6,279,009
                                                                                                  ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
----------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                                    Security                                       Value
----------------------------------------------------------------------------------------------------------------

Environmental Control -- 3.0%
                     Allied Waste North America, Company Guaranteed:
$  335,000   BB-       8.875% due 4/1/08........................................................... $    338,350
   625,000   BB-       8.500% due 12/1/08..........................................................      625,000
 4,890,000   B+        10.000% due 8/1/09 (c)......................................................    4,841,100
 1,132,104   NR      Metal Management Inc., Company Guaranteed, 12.750% due 6/15/04................      605,676
                                                                                                    ------------
                                                                                                       6,410,126
                                                                                                    ------------

Financial Services - Diversified -- 1.8%
 1,632,000   NR      FINOVA Group Inc., Notes, 7.500% due 11/15/09.................................      510,000
 1,232,000   B       H&E Equipment Services LLC/H&E Finance Corp., Secured, 11.125% due 6/15/12 (b)    1,078,000
 1,050,000   BB-     Orion Power Holdings Inc., Sr. Notes, 12.000% due 5/1/10......................      740,250
   333,000   B-      PCA LLC/PCA Finance Corp., Sr. Notes, 11.875% due 8/1/09......................      334,665
   279,770   NR      Russell-Stanley Holdings Inc., Sr. Sub. Notes, 9.000% due 11/30/08 (b)........      209,828
   910,000   BB-     Terra Capital Inc., Company Guaranteed, 12.875% due 10/15/08..................      905,450
   205,000   B       Williams Scotsman Inc., Company Guaranteed, 9.875% due 6/1/07.................      177,325
                                                                                                    ------------
                                                                                                       3,955,518
                                                                                                    ------------

Food -- 1.1%
   130,000   B-      B&G Foods, Inc., Company Guaranteed, 9.625% due 8/1/07 (c)....................      132,925
                     Fleming Cos. Inc., Company Guaranteed:
    30,000   B         10.625% due 7/31/07 (c).....................................................       26,850
   650,000   B+        9.250% due 6/15/10 (c)......................................................      630,500
   650,000   B         Sr. Sub. Notes, 9.875% due 5/1/12 (c).......................................      529,750
   500,000   B-      Pantry Inc., Company Guaranteed, 10.250% due 10/15/07.........................      445,000
   195,000   B       Roundy's Inc., Sr. Sub. Notes, 8.875% due 6/15/12 (b).........................      197,925
   500,000   B-      Stater Brothers Holdings, Sr. Notes, 10.750% due 8/15/06......................      520,000
                                                                                                    ------------
                                                                                                       2,482,950
                                                                                                    ------------

Forest Products and Paper -- 1.2%
   779,000   B+      Appleton Papers Inc., Company Guaranteed, 12.500% due 12/15/08................      810,160
   555,000   D       Doman Industries Ltd., Company Guaranteed, 12.000% due 7/1/04.................      496,031
                     Georgia-Pacific Corp., Debentures:
   721,000   B+        9.500% due 12/1/11 (c)......................................................      675,336
   139,000   B+        8.250% due 3/1/23...........................................................      107,999
   695,000   B+        Notes, 8.875% due 5/15/31 (c)...............................................      564,445
                                                                                                    ------------
                                                                                                       2,653,971
                                                                                                    ------------

Healthcare -- 4.1%
   180,000   B       Advanced Medical Optics Inc., Sr. Sub. Notes, 9.250% due 7/15/10 (b)..........      178,650
   880,000   B+      Beverly Enterprises Inc., Company Guaranteed, 9.000% due 2/15/06..............      787,600
                     Extendicare Health Services, Inc.:
   532,000   CCC+      Company Guaranteed, 9.350% due 12/15/07.....................................      481,460
   175,000   B-        Sr. Notes, 9.500% due 7/1/10 (b)............................................      175,000
   605,000   B-      Hanger Orthopedic Group Inc., Company Guaranteed, 10.375% due 2/15/09.........      638,275
                     HEALTHSOUTH Corp.:
   606,000   BB        Notes, 7.625% due 6/1/12 (b)................................................      486,370
   752,000   B+        Sr. Sub. Notes, 10.750% due 10/1/08 (c).....................................      669,280
   970,000   CCC+    IASIS Healthcare Corp., Company Guaranteed, 13.000% due 10/15/09..............      994,250
                     Magellan Health Services Inc.:
   665,000   B-        Sr. Notes, 9.375% due 11/15/07 (b)..........................................      462,175
   970,000   CCC       Sr. Sub. Notes, 9.000% due 2/15/08 (c)......................................      286,150


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
-------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                                  Security                                      Value
-------------------------------------------------------------------------------------------------------------

Healthcare -- 4.1% (continued)
$  575,000    B+     PacifiCare Health Systems, Company Guaranteed, 10.750% due 6/1/09.......... $    566,375
   533,000    B+     Rotech Healthcare Inc., Sr. Sub. Notes, 9.500% due 4/1/12 (b)..............      447,720
                     Triad Hospitals Inc., Company Guaranteed:
   560,000    B-       8.750% due 5/1/09........................................................      585,200
   735,000    B-       11.000% due 5/15/09......................................................      812,175
 1,295,000    B-     Vanguard Health Systems Inc., Company Guaranteed, 9.750% due 8/1/11........    1,314,425
                                                                                                 ------------
                                                                                                    8,885,105
                                                                                                 ------------

Holding Companies -- 1.8%
   550,000    BB-    Kansas City Southern Railway, Company Guaranteed, 9.500% due 10/1/08.......      596,750
                     Peabody Energy Corp., Company Guaranteed:
   210,000    BB       8.875% due 5/15/08.......................................................      220,500
 1,615,000    B+       9.625% due 5/15/08.......................................................    1,703,825
   850,000    B-     Werner Holdings Co. Inc., Company Guaranteed, 10.000% due 11/15/07.........      854,250
   550,000    B      Yell Finance BV, Sr. Notes, 10.750% due 8/1/11.............................      561,000
                                                                                                 ------------
                                                                                                    3,936,325
                                                                                                 ------------

Home Furnishings -- 0.3%
   775,000    B-     Sealy Mattress Co., Sr. Sub. Notes, 9.875% due 12/15/07 (c)................      639,375
                                                                                                 ------------

Housewares -- 1.3%
   750,000    NR     Frank's Nursery & Crafts, Sr. Sub. Notes, 10.250% due 3/1/08...............      105,000
   858,000    B      Johnsondiversey Inc., Sr. Sub. Notes, 9.625% due 5/15/12 (b)...............      853,710
 1,510,000    B      Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10 (c).......................    1,706,300
   350,000    CCC    Remington Products, Sr. Sub. Notes, 11.000% due 5/15/06....................      269,500
                                                                                                 ------------
                                                                                                    2,934,510
                                                                                                 ------------

Insurance -- 1.5%
                     Fairfax Financial Holdings Ltd.:
                       Notes:
    55,000    BB+       8.250% due 10/1/15......................................................       29,479
   205,000    BB+       7.375% due 4/15/18......................................................      104,064
   175,000    BB+      Sr. Notes, 7.750% due 7/15/37............................................       85,000
   770,000    BB     Markel Capital Trust I, Company Guaranteed, 8.710% due 1/1/46..............      670,800
 1,000,000    A-     Nationwide CSN Trust, Notes, 9.875% due 2/15/25 (b)........................    1,093,202
   650,000    BB+    Pxre Capital Trust I, Company Guaranteed, 8.850% due 2/1/27................      470,395
   845,000    BB-    Willis Corroon Corp., Company Guaranteed, 9.000% due 2/1/09................      885,138
                                                                                                 ------------
                                                                                                    3,338,078
                                                                                                 ------------

Iron and Steel -- 0.7%
   614,000    BB     AK Steel Corp., Company Guaranteed, 7.875% due 2/15/09 (c).................      617,070
   260,000    B      Steel Dynamics Inc., Sr. Notes, 9.500% due 3/15/09 (b).....................      267,800
   555,000    BB     United States Steel LLC, Sr. Notes, 10.750% due 8/1/08.....................      563,325
                                                                                                 ------------
                                                                                                    1,448,195
                                                                                                 ------------

Leisure -- 0.6%
   775,000    BB+    Royal Caribbean Cruises Ltd., Sr. Notes, 8.750% due 2/2/11 (c).............      690,923
   625,000    B      Weight Watchers International Inc., Company Guaranteed, 13.000% due 10/1/09      709,375
                                                                                                 ------------
                                                                                                    1,400,298
                                                                                                 ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
-------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                                  Security                                      Value
-------------------------------------------------------------------------------------------------------------

Machinery - Diversified -- 1.6%
$  728,000   B-      Better Minerals & Aggregates Corp., Company Guaranteed, 13.000% due 9/15/09 $    620,620
   520,000   B       Flowserve Corp., Company Guaranteed, 12.250% due 8/15/10 (c)...............      569,400
   285,000   B+      Manitowoc Co., Sr. Sub. Notes, 10.500% due 8/1/12 (b)......................      295,688
   724,000   B+      NMHG Holding Co., Company Guaranteed, 10.000% due 5/15/09 (b)..............      734,860
 1,105,000   BB-     Teekay Shipping Corp., Sr. Notes, 8.875% due 7/15/11.......................    1,149,200
                                                                                                 ------------
                                                                                                    3,369,768
                                                                                                 ------------

Manufacturing - Miscellaneous -- 2.8%
 1,000,000   CCC+    Aqua-Chem. Inc., Sr. Sub. Notes, 11.250% due 7/1/08........................      800,000
   322,000   B       Foamex L.P., Company Guaranteed, 10.750% due 4/1/09 (b)....................      297,850
   235,000   B+      Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07...............................      239,700
   500,000   B-      Roller Bearing Co. of America Inc., Company Guaranteed, 9.625% due 6/15/07.      485,000
   660,000   CCC     Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08.......................      503,250
                     Transdigm Inc.:
   500,000   B-        Company Guaranteed, 10.375% due 12/1/08..................................      512,500
    80,000   NR        Sr. Sub. Notes, 10.375% due 12/1/08 (b)..................................       82,000
                     Tyco International Group SA, Company Guaranteed:
   106,000   BBB-      6.250% due 6/15/03.......................................................      100,722
   271,000   BBB-      4.950% due 8/1/03 (c)....................................................      254,805
   163,000   BBB-      5.875% due 11/1/04.......................................................      145,970
   106,000   BBB-      6.750% due 2/15/11.......................................................       87,609
 1,359,000   BBB-      7.000% due 6/15/28 (c)...................................................    1,049,617
   598,000   BBB-      6.875% due 1/15/29 (c)...................................................      472,602
 1,247,000   BBB-      Notes, 6.375% due 10/15/11 (c)...........................................    1,030,785
                                                                                                 ------------
                                                                                                    6,062,410
                                                                                                 ------------

Media -- 11.3%
                     ABC Family Worldwide Inc.:
 2,730,000   A-        9.250% due 11/1/07.......................................................    2,866,500
   723,896   BBB+      Sr. Discount Notes, step bond to yield 10.250% due 11/1/07...............      765,520
   495,000   NR      Adelphia Communications, Sr. Notes, 10.875% due 10/1/10 (c)(d).............      170,775
   580,000   B-      Allbritton Communications Co., Sr. Sub. Notes, 8.875% due 2/1/08...........      588,700
   984,000   B-      American Media Operation, Inc., Company Guaranteed, 10.250% due 5/1/09.....    1,023,360
   869,000   BB+     British Sky Broadcasting PLC, Company Guaranteed, 6.875% due 2/23/09 (c)...      832,554
                     Charter Communications Holdings LLC:
                       Sr. Discount Notes, step bond to yield:
   120,000   B-         1.000% due 1/15/11......................................................       46,200
 5,115,000   B-         10.000% due 5/15/11.....................................................    1,943,700
                       Sr. Notes:
 1,615,000   B-         10.750% due 10/1/09.....................................................    1,138,575
 1,070,000   B-         9.625% due 11/15/09.....................................................      749,000
 1,390,000   B-         10.000% due 5/15/11.....................................................      973,000
   185,000   B-       Zero coupon due 1/15/10...................................................       78,625
   640,000   B-       Zero coupon due 1/15/12 (c)...............................................      227,200
                     Clear Channel Communications Inc.:
   430,000   BBB-      Company Guaranteed, 8.000% due 11/1/08...................................      436,987
   430,000   BBB-      Notes, 7.875% due 6/15/05................................................      434,648
   206,000   BBB-      Sr. Notes, 6.000% due 11/1/06 (c)........................................      198,817
   280,000   BB+       Sub. Notes, 8.125% due 12/15/07..........................................      278,950
   285,000   B+      Corus Entertainment Inc., Sr. Sub. Notes, 8.750% due 3/1/12................      288,562


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments
--------------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                                      Security                                         Value
--------------------------------------------------------------------------------------------------------------------

Media -- 11.3% (continued)
$  495,000   BB-     CSC Holdings Inc., Debentures, 7.625% due 7/15/18 (c)............................. $    376,200
                     Echostar DBS Corp., Sr. Notes:
   500,000   B+        9.250% due 2/1/06...............................................................      500,000
   120,000   B+        9.125% due 1/15/09..............................................................      117,600
 3,194,000   B+        9.375% due 2/1/09...............................................................    3,194,000
   540,000   B+      Garden State Newspapers Inc., Sr. Sub. Notes, 8.750% due 10/1/09..................      526,500
 1,105,000   B-      Insight Communications, Sr. Discount Notes, step bond to yield 13.129% due 2/15/11      375,700
 1,935,000   B-      Lin Holdings Corp., Sr. Discount Notes, step bond to yield 10.000% due 3/1/08.....    1,876,950
 1,730,000   B+      Mediacom Broadband LLC, Company Guaranteed, 11.000% due 7/15/13 (c)...............    1,591,600
                     Paxson Communications Corp., Company Guaranteed:
   681,000   B-        10.750% due 7/15/08 (c).........................................................      582,255
 1,220,000   B-        Step bond to yield 1.000% due 1/15/09 (c).......................................      579,500
   312,000   BBB-    Rogers Cablesystems Ltd., Company Guaranteed, 10.000% due 12/1/07.................      305,760
                     Sinclair Broadcast Group, Inc., Company Guaranteed:
 1,240,000   B         8.750% due 12/15/11.............................................................    1,267,900
   235,000   B         8.000% due 3/15/12 (c)..........................................................      233,826
                                                                                                        ------------
                                                                                                          24,569,464
                                                                                                        ------------

Metals and Mining -- 1.4%
   260,000   B       Trimas Corp., Company Guaranteed, 9.875% due 6/15/12 (b)..........................      258,700
 1,260,000   B-      Commonwealth Industries, Inc., Sr. Sub. Notes, 10.750% due 10/1/06................    1,267,875
   400,000   B-      Earle M Jorgensen Co., Secured, 9.750% due 6/1/12.................................      394,500
 1,500,000   NR      Kaiser Aluminum & Chemical, Sr. Sub. Notes, 12.855% due 2/1/03 (d)................      210,000
 1,500,000   B-      Ormet Corp., Company Guaranteed, 11.000% due 8/15/08 (b)..........................      903,750
                                                                                                        ------------
                                                                                                           3,034,825
                                                                                                        ------------

Oil and Gas Operations -- 4.5%
                     Chesapeake Energy Corp., Company Guaranteed:
   435,000   B+        8.125% due 4/1/11 (c)...........................................................      428,475
   535,000   B+        9.000% due 8/15/12 (c)..........................................................      537,675
   725,000   BB      Compagnie Generale de Geophysique SA, Sr. Notes, 10.625% due 11/15/07.............      692,374
   425,000   BB      Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11..................................      432,437
   632,000   B+      Key Energy Services Inc., Company Guaranteed, 14.000% due 1/15/09.................      736,282
                     Magnum Hunter Resources, Inc.:
    89,000   B+        Company Guaranteed, 10.000% due 6/1/07 (c)......................................       90,335
   757,000   B+        Sr. Notes, 9.600% due 3/15/12 (b)...............................................      775,925
   575,000   B-      Mission Resources Corp., Company Guaranteed, 10.875% due 4/1/07...................      416,875
    90,000   BB+     Ocean Energy Inc., Company Guaranteed, 8.375% due 7/1/08..........................       94,950
   500,000   BB+     Parker & Parsley Petroleum Co., Sr. Notes, 8.875% due 4/15/05.....................      515,367
   480,000   BB-     Pennzoil-Quaker State Co., Company Guaranteed, 10.000% due 11/1/08................      570,038
   255,000   Baa1*   Petrobras International Finance Co., Sr. Notes, 9.125% due 2/1/07 (b).............      212,287
 1,230,000   BB      Pride International, Inc., Sr. Notes, 9.375% due 5/1/07 (c).......................    1,291,500
   305,000   B-      Range Resources Corp., Company Guaranteed, 8.750% due 1/15/07.....................      300,425
   635,000   B+      Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11...........................      646,112
   472,000   B       Tesoro Escrow Corp., Sr. Sub. Notes, 9.625% due 4/1/12............................      349,280
   540,000   B       Tesoro Petroleum Corp., Company Guaranteed, 9.625% due 11/1/08 (b)(c).............      413,100
                     Vintage Petroleum, Inc., Sr. Sub. Notes:
    72,000   B         9.000% due 12/15/05 (c).........................................................       73,620
   250,000   B         9.750% due 6/30/09..............................................................      251,250
   269,000   B         7.875% due 5/15/11..............................................................      251,515
   688,000   BB+     Western Oil Sands Inc., Secured, 8.375% due 5/1/12................................      691,440
                                                                                                        ------------
                                                                                                           9,771,262
                                                                                                        ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments
------------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                                    Security                                         Value
------------------------------------------------------------------------------------------------------------------

Packaging and Containers -- 4.8%
$1,414,000   CCC     Amtrol Inc., Sr. Sub. Notes, 10.625% due 12/31/06............................... $    912,030
   919,000   B-      Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12 (b)...................      941,975
   800,000   B-      Fonda Group Inc., Sr. Sub. Notes, 9.500% due 3/1/07.............................      604,000
   609,000   B+      Graphic Packaging Corp., Company Guaranteed, 8.625% due 2/15/12.................      621,180
   380,000   B+      Greif Brothers Corp., Sr. Sub. Notes, 8.875% due 8/1/12 (b).....................      382,850
                     Owens-Brockway:
 1,325,000   BB       Company Guaranteed, 8.875% due 2/15/09.........................................    1,368,062
   405,000   B+       Debentures, 7.800% due 5/15/18.................................................      326,025
   250,000   B+       Sr. Notes, 7.850% due 5/15/04 (c)..............................................      238,750
   980,000   BB+     Packaging Corp. of America, Company Guaranteed, 9.625% due 4/1/09...............    1,063,300
   585,000   B+      Plastipak Holdings Inc., Company Guaranteed, 10.750% due 9/1/11.................      625,950
   345,000   B-      Pliant Corp., Company Guaranteed, 13.000% due 6/1/10............................      348,450
                     Riverwood International Corp., Company Guaranteed:
 1,330,000   CCC+     10.625% due 8/1/07.............................................................    1,383,200
   120,000   CCC+     10.875% due 4/1/08.............................................................      122,400
   310,000   B       Silgan Holdings Inc., Sr. Sub. Debentures, 9.000% due 6/1/09 (b)................      322,400
 1,057,000   B       Stone Container Corp., Sr. Notes, 9.750% due 2/1/11.............................    1,115,135
                                                                                                      ------------
                                                                                                        10,375,707
                                                                                                      ------------

Pipelines -- 0.8%
   229,000   B-      Dynegy Inc., Sr. Notes, 8.125% due 3/15/05......................................       88,165
                     El Paso Energy Partners LP/El Paso Energy Partners Finance Corp., Company
                      Guaranteed:
   125,000   BB-      8.500% due 6/1/11..............................................................      123,750
   125,000   BB-      8.500% due 6/1/11 (b)..........................................................      123,750
   750,000   BB-     Western Gas Resources Inc., Company Guaranteed, 10.000% due 6/15/09.............      791,250
                     Williams Cos., Inc.:
   460,000   B        Bonds, 8.750% due 3/15/32 (b)..................................................      287,500
   233,000   B        Debentures, 7.500% due 1/15/31 (c).............................................      138,635
   370,000   B        Notes, 8.125% due 3/15/12 (b)(c)...............................................      259,000
                                                                                                      ------------
                                                                                                         1,812,050
                                                                                                      ------------

Real Estate Investment Trusts -- 4.4%
   180,000   B-      Corrections Corp. of America, Sr. Notes, 9.875% due 5/1/09 (b)..................      184,500
                     Felcor Lodging L.P., Company Guaranteed:
   925,000   BB-      9.500% due 9/15/08.............................................................      943,500
   192,000   BB-      8.500% due 6/1/11..............................................................      186,240
                     Host Marriott L.P., Company Guaranteed:
   690,000   BB-      9.500% due 1/15/07.............................................................      704,662
 1,620,000   BB-      9.250% due 10/1/07.............................................................    1,640,250
 1,180,000   BB+     iStar Financial Inc., Sr. Notes, 8.750% due 8/15/08 (c).........................    1,209,500
 2,360,000   B+      LNR Property Corp., Sr. Sub. Notes, 10.500% due 1/15/09.........................    2,360,000
                     MeriStar Hospitality Corp., Company Guaranteed:
   205,000   B        9.000% due 1/15/08.............................................................      195,775
 1,015,000   B        9.125% due 1/15/11.............................................................      959,175
   520,000   B       MeriStar Hospitality Finance Corp., Company Guaranteed, 10.500% due 6/15/09 (c).      522,600
                     Ventas Realty L.P./Ventas Capital Corp., Company Guaranteed:
   430,000   BB-      8.750% due 5/1/09..............................................................      436,450
   200,000   BB-      9.000% due 5/1/12..............................................................      204,000
                                                                                                      ------------
                                                                                                         9,546,652
                                                                                                      ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
------------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                                    Security                                         Value
------------------------------------------------------------------------------------------------------------------

Retail -- 1.5%
$  570,000   B       Advance Stores Co., Inc., Company Guaranteed, 10.250% due 4/15/08............... $    596,362
   275,000   BB-     AmeriGas Partners L.P./AmeriGas Eagle Finance Corp., Sr. Notes, 8.875% due
                      5/20/11........................................................................      284,625
   829,000   B       Asbury Automotive Group Inc., Company Guaranteed, 9.000% due 6/15/12............      777,187
   480,000   BB+     The Gap Inc., Notes, 9.900% due 12/15/05 (c)....................................      465,981
 1,331,000   B-      Rite Aid Corp., Company Guaranteed, 11.250% due 7/1/08 (c)......................      938,355
   285,000   B       UnitedAuto Group, Inc., Sr. Sub. Notes, 9.625% due 3/15/12 (b)..................      289,276
                                                                                                      ------------
                                                                                                         3,351,786
                                                                                                      ------------

Savings and Loans -- 0.6%
   775,000   BBB+    Dime Bancorp Inc., Notes, 9.000% due 12/19/02...................................      789,092
   445,000   BB-     Western Financial Bank, Sub. Debentures, 9.625% due 5/15/12.....................      424,976
                                                                                                      ------------
                                                                                                         1,214,068
                                                                                                      ------------

Semiconductors -- 0.7%
                     Amkor Technology, Inc.:
                      Sr. Notes:
   215,000   B          9.250% due 5/1/06............................................................      158,025
    30,000   B          9.250% due 2/15/08 (c).......................................................       22,050
   621,000   CCC+     Sr. Sub. Notes, 10.500% due 5/1/09 (c).........................................      326,025
 1,153,000   CCC+    ON Semiconductor Corp., Company Guaranteed, 12.000% due 5/15/08 (b).............      916,635
                                                                                                      ------------
                                                                                                         1,422,735
                                                                                                      ------------

Telecommunications -- 8.7%
 2,044,000   B3*     Dobson/Sygnet Communications Co., Sr. Notes, 12.250% due 12/15/08 (c)...........    1,297,940
   175,000   B-      Fairpoint Communications, Sr. Sub. Notes, 12.500% due 5/1/10....................      121,625
   925,000   B-      Filtronic PLC, Sr. Notes, 10.000% due 12/1/05...................................      772,375
   814,000   CCC     Horizon PCS, Inc., Company Guaranteed, 13.750% due 6/15/11......................      248,270
   665,000   B-      Innova, S. de R.L. de C.V., Sr. Notes, 12.875% due 4/1/07 (c)...................      550,287
 1,000,000   D       McCaw International Ltd., Sr. Discount Notes, step bond to yield 13.000% due
                      4/15/07 (d)....................................................................       20,000
 1,095,000   C*      Microcell Telecommunications, Sr. Discount Notes, step bond to yield 14.000%
                      due 6/1/06.....................................................................       13,687
                     Nextel Communications Inc.:
                      Sr. Discount Notes:
   965,000   B          Step bond to yield 18.356% due 9/15/07.......................................      791,300
 2,395,000   B          Step bond to yield 14.154% due 2/15/08.......................................    1,760,325
                      Sr. Notes:
 1,848,000   B          9.375% due 11/15/09 (c)......................................................    1,450,680
   230,000   CCC+       12.500% due 11/15/09 (c).....................................................      141,450
   710,000   CCC+       11.000% due 3/15/10..........................................................      422,450
   925,000   B       PanAmSat Corp., Company Guaranteed, 8.500% due 2/1/12...........................      856,781
                     Qwest Capital Funding Inc., Company Guaranteed:
   927,000   CCC+     7.000% due 8/3/09..............................................................      523,755
 2,198,000   CCC+     7.250% due 2/15/11 (c).........................................................    1,241,870
 2,120,000   CCC+     6.875% due 7/15/28 (c).........................................................    1,028,200
 1,691,000   B-       Debentures, 6.875% due 9/15/33.................................................    1,192,155
   352,000   B-       Notes, 8.875% due 3/15/12 (b)..................................................      308,000
   343,000   CCC+     Sr. Notes, 7.500% due 11/1/08 (c)..............................................      183,505
   230,000   BB+     Rogers Wireless Communications Inc., Secured, 9.625% due 5/1/11.................      159,850
 1,565,000   B-      Rural Cellular Corp., Sr. Sub. Notes, 9.750% due 1/15/10........................      892,050
                     TeleCorp PCS, Inc., Company Guaranteed:
   339,000   BBB      10.625% due 7/15/10............................................................      327,135
   819,000   BBB      Step bond to yield 11.296% due 4/15/09.........................................      663,390


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
------------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                                    Security                                         Value
------------------------------------------------------------------------------------------------------------------

Telecommunications -- 8.7% (continued)
$  920,000   CCC+    Time Warner Telecom Inc., Sr. Notes, 10.125% due 2/1/11......................... $    418,600
                     Tritel PCS, Inc., Company Guaranteed:
   771,000   BBB      10.375% due 1/15/11............................................................      732,450
   293,000   BBB      Step bond to yield 0.000% due 5/15/09..........................................      241,725
                     Triton PCS Holdings, Inc., Company Guaranteed:
   300,000   B-       9.375% due 2/1/11 (c)..........................................................      238,500
   950,000   B-       Step bond to yield 0.000% due 5/1/08...........................................      712,500
   425,000   A+      Verizon New Jersey Inc., Debentures, 5.875% due 1/17/12.........................      406,255
                     WorldCom, Inc. -- WorldCom Group (d):
 4,581,000   D        Bonds, 8.250% due 5/15/31 (c)..................................................      652,792
                      Notes:
 1,712,000   D          7.875% due 5/15/03...........................................................      243,960
   295,000   D          7.500% due 5/15/11...........................................................       42,037
   741,000   D          6.950% due 8/15/28 (c).......................................................      105,592
   805,000   D        Sr. Notes, 6.250% due 8/15/03..................................................      114,713
                                                                                                      ------------
                                                                                                        18,876,204
                                                                                                      ------------

Textiles -- 0.6%
 1,056,000   B       Collins & Aikman Floor Cover, Sr. Sub. Notes, 9.750% due 2/15/10................    1,062,600
   300,000   BB-     Interface Inc., Sr. Notes, 10.375% due 2/1/10...................................      303,375
                                                                                                      ------------
                                                                                                         1,365,975
                                                                                                      ------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $222,851,776)..........................................................  200,069,459
                                                                                                      ------------
CONVERTIBLE BONDS -- 0.5%

   270,000   B       Nextel Communications Inc., 5.250% due 1/15/10 (c)..............................      174,150
   241,000   BB      Solectron Corp., zero coupon due 5/8/20.........................................      140,985
 1,166,000   B       Xerox Corp., 0.570% due 4/21/18.................................................      667,535
                                                                                                      ------------
                     TOTAL CONVERTIBLE BONDS
                     (Cost -- $1,015,317)............................................................      982,670
                                                                                                      ------------
SOVEREIGN BONDS -- 2.0%

Mexico -- 1.4%
 2,350,000   BBB-    United Mexican States, 11.375% due 9/15/16......................................    2,973,925
                                                                                                      ------------

Russia -- 0.6%
 1,945,000   BB-     Russian Federation, 5.000% due 3/31/30..........................................    1,362,716
                                                                                                      ------------
                     TOTAL SOVEREIGN BONDS
                     (Cost -- $3,934,789)............................................................    4,336,641
                                                                                                      ------------

  Shares
----------
COMMON STOCK -- 0.1%
    45,837           Metal Management, Inc. (c)(e)...................................................      187,932
   371,315           Pacific Aerospace & Electronics, Inc............................................       11,139
   144,546           Phase Metrics Inc...............................................................       50,591
    40,000           Russell-Stanley Holdings, Inc. (e)..............................................          400
    12,388           Safelite Glass Corp., Class B Shares (e)........................................       14,370
       837           Safelite Realty Corp. (e).......................................................          971
                                                                                                      ------------
                     TOTAL COMMON STOCK
                     (Cost -- $4,183,587)............................................................      265,403
                                                                                                      ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
-----------------------------------------------------------------------------------------------------------

  Shares                                         Security                                         Value
-----------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.4%
     6,150   Adelphia Communications, 13.000%................................................. $      7,688
    21,851   Avecia Group PLC, 16.000%........................................................      497,100
     1,015   Broadwing Communications Inc., 12.500%...........................................      101,500
    22,578   CSC Holdings Inc., 11.125%.......................................................    1,360,325
    14,200   CSC Holdings Inc., 11.750%.......................................................      869,750
     1,462   Intermedia Communications Inc., 13.500% (e)......................................       62,135
     1,000   Sinclair Broadcast Group Inc., 11.625%...........................................      104,750
    20,050   Sovereign REIT, 12.000% (b)......................................................    2,220,538
                                                                                               ------------
             TOTAL PREFERRED STOCK
             (Cost -- $8,878,436).............................................................    5,223,786
                                                                                               ------------

 Warrants
-----------
WARRANTS (e) -- 0.1%
       482   Harborside Healthcare Corp., Expire 8/1/09.......................................          361
     1,250   Jostens Inc., Expire 5/1/10......................................................       22,812
     2,000   Key Energy Services Inc., Expire 1/15/09.........................................      131,000
     2,000   Motient Corp., Expire 4/1/08.....................................................           20
     2,500   O'Sullivan Industries Inc., Expire 10/15/09......................................          374
    30,358   Safelite Glass Corp., Class A, Expire 9/29/06....................................            0
    20,238   Safelite Glass Corp., Class B, Expire 9/29/06....................................            0
                                                                                               ------------
             TOTAL WARRANTS
             (Cost -- $68,548)................................................................      154,567
                                                                                               ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $240,932,453)...........................................................  211,032,526
                                                                                               ------------

   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 2.7%
$5,958,000   Merrill Lynch & Co., Inc., 1.750% due 9/3/02; Proceeds at maturity -- $5,959,158;
              (Fully collateralized by U.S. Treasury Notes and Bonds, 3.375% to 6.360%
              due 9/6/02 to 10/3/16; Market value -- $6,136,752) (Cost -- $5,958,000).........    5,958,000
                                                                                               ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $246,890,453**)......................................................... $216,990,526
                                                                                               ============

--------
(a) All ratings are by Standard & Poor's Rating Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Security is exempt under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) All or a portion of this security is on loan (See Note 14).
(d) Security is currently in default.
(e) Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 90 for definitions of ratings.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

Multi-Sector Fixed Income Investments
-----------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                    Security                                           Value
-----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 14.7%
                      U.S. Treasury Notes:
$    45,000             6.125% due 8/15/07 (a)............................................................. $    50,882
  3,917,000             5.750% due 8/15/10 (a).............................................................   4,399,896
                      U.S. Treasury Bonds:
     85,000             6.750% due 8/15/26.................................................................     104,002
    398,000             5.250% due 2/15/29 (a).............................................................     406,209
     20,000             6.250% due 5/15/30+................................................................      23,430
     70,000             5.375% due 2/15/31 (a)+............................................................      74,679
                      U.S. Treasury Inflation -- Indexed Bonds:
    518,586             4.250% due 1/15/10 (a).............................................................     585,922
    295,464             3.875% due 4/15/29 (a)+............................................................     355,249
    202,700             3.375% due 4/15/32+................................................................     229,210
                      U.S. Treasury Strip (Principal):
     10,000             Due 2/15/25 (a)+...................................................................       2,970
    150,000             Due 11/15/27 (a)+..................................................................      38,876
                                                                                                            -----------
                      TOTAL U.S. TREASURY OBLIGATIONS
                      (Cost -- $5,863,938).................................................................   6,271,325
                                                                                                            -----------

   Face
  Amount    Rating(b)
----------- ---------
CORPORATE BONDS AND NOTES -- 27.1%

Aerospace/Defense -- 0.2%
     20,000   A+      The Boeing Co., Debentures, 7.250% due 6/15/25 (a)...................................      21,020
      3,000   BB-     L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12 (c).....................       3,120
     25,000   BBB     Lockheed Martin Corp., Bonds, 8.500% due 12/1/29.....................................      31,977
     20,000   BBB-    Raytheon Co., Notes, 6.750% due 8/15/07 (a)..........................................      21,538
                                                                                                            -----------
                                                                                                                 77,655
                                                                                                            -----------

Agriculture -- 0.0%
      5,000   BB      DIMON Inc., Company Guaranteed, Series B, 9.625% due 10/15/11........................       5,225
     10,000   BBB-    R.J. Reynolds Tobacco Holdings, Company Guaranteed, Series B, 7.750% due 5/15/06.....      10,751
                                                                                                            -----------
                                                                                                                 15,976
                                                                                                            -----------

Airlines -- 0.9%
    318,363   BBB+    Continental Airlines, Inc., Pass-Through Certificates, Series 971B, 7.461% due 4/1/13     281,978
     50,000   AAA     Delta Air Lines, Inc., Pass-Through Certificates, Series 02-1, 6.417% due 7/2/12.....      51,320
     48,404   AAA     US Airways Group, Inc., Pass-Through Certificates, Series 003G, 7.890% due 3/1/19 (d)      49,518
                                                                                                            -----------
                                                                                                                382,816
                                                                                                            -----------

Auto Manufacturers -- 1.5%
                      DaimlerChrysler N.A. Holdings Corp., Company Guaranteed, Notes:
    500,000   BBB+      7.125% due 4/10/03.................................................................     510,991
     25,000   BBB+      6.900% due 9/1/04 (a)..............................................................      26,448
     20,000   BBB+      8.500% due 1/18/31 (a).............................................................      23,382
     60,000   BBB+    Ford Motor Co., Debentures, 8.900% due 1/15/32.......................................      60,584
                                                                                                            -----------
                                                                                                                621,405
                                                                                                            -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Multi-Sector Fixed Income Investments
-----------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(b)                                 Security                                     Value
-----------------------------------------------------------------------------------------------------------
Banks -- 2.2%
$    50,000   A       Bank of America Corp., Sub. Notes, 7.400% due 1/15/11 (a)+............... $    57,698
                      Bank One Corp.:
     50,000   A        Notes, 6.500% due 2/1/06 (a)+...........................................      54,471
     50,000   A-       Sub. Notes, 5.900% due 11/15/11+........................................      53,001
    175,000   A-      Nordbanken, Bonds, 8.950% due 11/29/49 (c)...............................     205,764
    500,000   BBB     Skandinaviska Enskilda Banken, Jr. Sub. Notes, 6.500% due 12/29/49.......     511,100
     10,000   A       US Bancorp, Sr. Notes, Series MTNN, 3.950% due 8/23/07...................      10,034
     25,000   A+      Wells Fargo & Co., Sr. Notes, 5.125% due 2/15/07 (a).....................      26,314
     10,000   A+      Wells Fargo Bank N.A., Sub. Notes, 6.450% due 2/1/11 (a).................      10,944
                                                                                                -----------
                                                                                                    929,326
                                                                                                -----------
Beverages -- 0.1%
                      Constellation Brands, Inc., Company Guaranteed:
      5,000   B+       8.500% due 3/1/09 (a)...................................................       5,238
      6,000   B+       8.125% due 1/15/12 (a)..................................................       6,210
     25,000   A-      Pepsi Bottling Group, Inc., Sr. Notes, Series B, 7.000% due 3/1/29 (a)...      28,754
                                                                                                -----------
                                                                                                     40,202
                                                                                                -----------
Building - Materials -- 0.0%
                      American Standard Cos., Inc., Company Guaranteed:
      2,000   BB+      7.375% due 2/1/08 (a)...................................................       2,045
      9,000   BB+      7.625% due 2/15/10......................................................       9,248
                                                                                                -----------
                                                                                                     11,293
                                                                                                -----------
Building - Residential/Commercial -- 0.0%
      8,000   B+      Schuler Homes, Company Guaranteed, 10.500% due 7/15/11 (a)...............       8,080
                                                                                                -----------
Casino Hotels -- 0.1%
     19,000   BB+     Harrah's Operating Co., Inc., Company Guaranteed, 7.875% due 12/15/05....      19,855
     35,000   BB+     MGM MIRAGE, Company Guaranteed, 8.375% due 2/1/11 (a)....................      36,400
                                                                                                -----------
                                                                                                     56,255
                                                                                                -----------
Casinos and Gaming -- 0.0%
     11,000   BB-     Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.750% due 1/1/09.......      11,413
                                                                                                -----------

Chemicals -- 0.2%
                      The Dow Chemical Co:
      5,000   A        Debentures, 7.375% due 11/1/29..........................................       5,416
     30,000   A        Notes, 5.250% due 5/14/04 (a)...........................................      30,670
     25,000   AA-     E.I. du Pont de Nemours & Co., Debentures, 6.500% due 1/15/28 (a)........      27,219
      1,000   BB-     Georgia Gulf Corp., Company Guaranteed, 10.375% due 11/1/07 (a)..........       1,075
                                                                                                -----------
                                                                                                     64,380
                                                                                                -----------
Commercial Services -- 1.2%
      4,000   BBB-    Avis Group Holdings, Inc., Company Guaranteed, 11.000% due 5/1/09........       4,220
    500,000   BBB     Cendant Corp., Notes, 7.750% due 12/1/03.................................     500,747
                                                                                                -----------
                                                                                                    504,967
                                                                                                -----------
Computer Services -- 0.2%
     45,000   A       Electronic Data Systems, Notes, 7.450% due 10/15/29......................      46,574
     20,000   A+      International Business Machines Corp., Debentures, 7.125% due 12/1/96....      21,090
                                                                                                -----------
                                                                                                     67,664
                                                                                                -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Multi-Sector Fixed Income Investments
------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(b)                                 Security                                     Value
------------------------------------------------------------------------------------------------------------

Electric -- 1.1%
$    10,000   B+      AES Corp., Sr. Notes, 8.750% due 12/15/02 (a)............................ $      8,850
    534,000   B+      Calpine Canada Energy Finance LLC, Company Guaranteed, 8.500% due 5/1/08.      296,370
     10,000   BBB-    FirstEnergy Corp., Notes, Series B, 6.450% due 11/15/11 (a)..............        9,462
                      Hydro Quebec, Local Government Guaranteed:
     30,000   A+       Series IU, 7.500% due 4/1/16............................................       37,056
     10,000   A+       Series JL, 6.300% due 5/11/11...........................................       11,137
    400,000   D       NRG Energy Inc., Sr. Notes, 8.700% due 3/15/05 (c).......................       90,000
                                                                                                ------------
                                                                                                     452,875
                                                                                                ------------

Financial Services - Diversified -- 6.8%
    400,000   BBB-    Capital One Bank, Sr. Notes, Series BKNT, 6.875% due 2/1/06 (a)..........      365,817
     35,000   A       The CIT Group, Inc., Notes, 6.500% due 2/7/06............................       35,914
     50,000   AA-     Credit Suisse First Boston, Notes, 6.500% due 1/15/12 (a)................       52,404
                      Ford Motor Credit Co.:
    460,000   BBB+     Bonds, 7.375% due 2/1/11 (a)............................................      447,481
                       Notes:
    350,000   BBB+       7.500% due 3/15/05 (a)................................................      358,569
     30,000   BBB+       7.875% due 6/15/10....................................................       30,053
     10,000   BBB+     Sr. Notes, 5.800% due 1/12/09...........................................        9,199
                      General Electric Capital Corp., Notes, Series MTNA:
     50,000   AAA      5.875% due 2/15/12......................................................       52,158
     20,000   AAA      6.000% due 6/15/12......................................................       21,079
                      General Motors Acceptance Corp., Notes:
    325,000   BBB+     6.875% due 9/15/11......................................................      324,315
    500,000   BBB+     Series MTN, 3.310% due 10/16/03.........................................      498,569
     25,000   A+      The Goldman Sachs Group, Inc., Bonds, 6.875% due 1/15/11 (a).............       27,220
                      Household Finance Corp., Notes:
     10,000   A        7.200% due 7/15/06......................................................       10,414
     10,000   A        8.000% due 7/15/10 (a)..................................................       10,777
     10,000   A        7.000% due 5/15/12......................................................       10,065
    500,000   A       Lehman Brothers Holdings Inc., Notes, 8.250% due 6/15/07.................      578,723
     50,000   AA-     Merrill Lynch & Co., Inc., Notes, Series MTNB, 5.350% due 6/15/04 (a)....       52,152
     25,000   AA-     Morgan Stanley, Unsubordinated, 6.100% due 4/15/06 (a)...................       26,461
                                                                                                ------------
                                                                                                   2,911,370
                                                                                                ------------

Food -- 0.2%
     40,000   A       Nabisco, Inc., Debentures, 7.550% due 6/15/15............................       48,670
     25,000   A+      Sara Lee Corp., Notes, 6.250% due 9/15/11................................       27,333
                                                                                                ------------
                                                                                                      76,003
                                                                                                ------------

Forest Products and Paper -- 0.2%
      4,000   BB+     Georgia-Pacific Corp., Notes, 8.875% due 5/15/31.........................        3,249
     20,000   BBB     MeadWestvaco Corp., Company Guaranteed, 6.850% due 4/1/12 (a)............       21,441
                      Weyerhaeuser Co.:
     30,000   BBB      Bonds, 7.375% due 3/15/32 (c)...........................................       31,964
     20,000   BBB      Notes, 6.750% due 3/15/12 (c)...........................................       21,367
                                                                                                ------------
                                                                                                      78,021
                                                                                                ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Multi-Sector Fixed Income Investments
-----------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(b)                                 Security                                     Value
-----------------------------------------------------------------------------------------------------------

Healthcare -- 0.1%
$    30,000   BBB-    HCA Inc., Sr. Notes, 7.875% due 2/1/11 (a)............................... $    32,829
     11,000   BB      HEALTHSOUTH Corp., Sr. Notes, 8.375% due 10/1/11 (a).....................       9,295
     10,000   BBB     Manor Care, Inc., Sr. Notes, 7.500% due 6/15/06 (a)......................      10,163
                                                                                                -----------
                                                                                                     52,287
                                                                                                -----------
Holding Companies -- 0.1%
     10,000   BB      Peabody Energy Corp., Company Guaranteed, Series B, 8.875% due 5/15/08...      10,500
     50,000   B       Williams Holdings of Delaware, Debentures, 6.250% due 2/1/06.............      34,750
                                                                                                -----------
                                                                                                     45,250
                                                                                                -----------
Hotels -- 0.0%
      5,000   B       Extended Stay America, Sr. Sub. Notes, 9.875% due 6/15/11................       4,863
     11,000   BBB-    Park Place Entertainment, Sr. Notes, 8.500% due 11/15/06.................      11,373
                                                                                                -----------
                                                                                                     16,236
                                                                                                -----------
Insurance -- 0.2%
                      Loews Corp.:
     30,000   A+       Debentures, 8.875% due 4/15/11..........................................      35,698
     20,000   A+       Sr. Notes, 7.625% due 6/1/23............................................      20,416
     10,000   BB      Markel Capital Trust I, Company Guaranteed, Series B, 8.710% due 1/1/46..       8,712
                                                                                                -----------
                                                                                                     64,826
                                                                                                -----------

Iron and Steel -- 0.0%
     14,000   BB      AK Steel Corp., Company Guaranteed, 7.750% due 6/15/12 (c)...............      14,000
                                                                                                -----------

Manufacturing - Miscellaneous -- 0.2%
      5,000   BB-     Teekay Shipping Corp., Sr. Notes, 8.875% due 7/15/11.....................       5,200
                      Tyco International Group SA, Company Guaranteed:
     16,000   BBB-     7.000% due 6/15/28 (a)..................................................      12,358
    104,000   BBB-     6.875% due 1/15/29......................................................      82,192
                                                                                                -----------
                                                                                                     99,750
                                                                                                -----------

Media -- 0.4%
      7,000   BBB+    ABC Family Worldwide Inc., Sr. Notes, 9.250% due 11/1/07.................       7,350
     60,000   BBB+    AOL Time Warner Inc., Bonds, 7.700% due 5/1/32...........................      50,586
     34,000   B-      Charter Communications Holdings LLC, Sr. Notes, 10.000% due 5/15/11......      23,800
                      CSC Holdings Inc.:
                       Debentures:
      4,000   BB-        7.875% due 2/15/18....................................................       3,060
      1,000   BB-        7.625% due 7/15/18....................................................         760
      5,000   BB-      Sr. Notes, Series B, 7.625% due 4/1/11..................................       4,200
     23,000   B+      Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09.........................      23,000
      9,000   B+      Mediacom Broadband LLC, Company Guaranteed, 11.000% due 7/15/13 (a)......       8,280
     25,000   BBB-    News America Holdings, Debentures, 7.750% due 12/1/45....................      22,705
     25,000   A-      Viacom Inc., Company Guaranteed, 6.400% due 1/30/06 (a)..................      26,803
                                                                                                -----------
                                                                                                    170,544
                                                                                                -----------

Money Center Banks -- 0.5%
                      J.P. Morgan Chase & Co.:
     40,000   A+       Notes, 5.250% due 5/30/07...............................................      41,222
                       Sub. Notes:
     10,000   A          6.000% due 2/15/09....................................................      10,395
     50,000   A          6.625% due 3/15/12 (a)................................................      52,944


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Multi-Sector Fixed Income Investments
-----------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(b)                                 Security                                     Value
-----------------------------------------------------------------------------------------------------------

Money Center Banks -- 0.5% (continued)
$   100,000   A       National Westminster Bank, Sub. Notes, 7.750% due 4/29/49................ $   113,095
     10,000   BBB-    Sumitomo Mitsui Banking Corp./New York, Subordinated, 8.000% due 6/15/12.      10,571
                                                                                                -----------
                                                                                                    228,227
                                                                                                -----------

Non-Hazardous Waste Disposal -- 0.3%
     23,000   BB-     Allied Waste North America, Company Guaranteed, Series B, 8.875% due
                       4/1/08..................................................................      23,230
                      Waste Management Inc.:
     20,000   BBB      Company Guaranteed, 7.375% due 5/15/29..................................      18,825
     80,000   BBB      Bonds, 7.750% due 5/15/32 (c)...........................................      78,576
                                                                                                -----------
                                                                                                    120,631
                                                                                                -----------

Oil and Gas Drilling -- 0.6%
     50,000   BBB+    Anadarko Finance, Company Guaranteed, Series B, 7.500% due 5/1/31........      57,477
     10,000   A-      Apache Corp., Notes, 6.250% due 4/15/12 (a)..............................      10,900
     20,000   AA+     Atlantic Richfield Co., Notes, 5.900% due 4/15/09........................      21,724
     20,000   Aa1*    BP Capital Markets PLC, Company Guaranteed, 4.625% due 5/27/05...........      21,057
     30,000   BBB+    Burlington Resources Finance Co., Company Guaranteed, 6.500% due 12/1/11
                       (a).....................................................................      32,520
     50,000   A-      Conoco Funding Co., Company Guaranteed, 6.350% due 10/15/11..............      54,184
     20,000   A-      ConocoPhillips, Notes, 8.750% due 5/25/10................................      24,452
     10,000   BBB+    Petronas Capital Ltd., Company Guaranteed, 7.875% due 5/22/22 (c)........      10,734
     30,000   BB-     Petrozuata Finance, Inc., Company Guaranteed, 8.220% due 4/1/17 (c)......      20,175
     10,000   BB+     Pioneer Natural Resources Co., Company Guaranteed, 9.625% due 4/1/10.....      11,344
                                                                                                -----------
                                                                                                    264,567
                                                                                                -----------

Pharmaceuticals -- 0.1%
     10,000   BB-     AmerisourceBergen Corp., Sr. Notes, 8.125% due 9/1/08....................      10,450
     50,000   AA      Bristol-Myers Squibb Co., Notes, 5.750% due 10/1/11+.....................      51,766
                                                                                                -----------
                                                                                                     62,216
                                                                                                -----------

Pipelines -- 1.6%
     40,000   B-      Dynegy Inc., Sr. Notes, 8.750% due 2/15/12 (a)...........................      13,800
                      El Paso Corp.:
     10,000   BBB+     Bonds, 8.375% due 6/15/32 (c)...........................................       9,750
     70,000   BBB      Sr. Notes, Series MTN, 7.750% due 1/15/32 (a)...........................      58,143
                      Williams Cos., Inc.:
     10,000   B        Bonds, 8.750% due 3/15/32 (c)...........................................       6,250
                       Notes:
    500,000   B          9.250% due 3/15/04....................................................     382,500
    300,000   B          7.125% due 9/1/11 (a).................................................     205,500
                                                                                                -----------
                                                                                                    675,943
                                                                                                -----------

Real Estate Investment Trusts -- 3.2%
                      Felcor Lodging L.P., Company Guaranteed:
     10,000   BB-      9.500% due 9/15/08......................................................      10,200
     13,000   BB-      8.500% due 6/1/11.......................................................      12,610
      2,000   BB-     Host Marriott L.P., Company Guaranteed, Series G, 9.250% due 10/1/07.....       2,025
    600,000   NR      HRPT Properties Trust, Sr. Notes, Class A, 6.750% due 12/18/02...........     605,371
    100,000   BBB     Simon Property Group, Inc., Notes, 6.750% due 2/9/04.....................     104,580
    600,000   BBB-    United Dominion Realty Trust, Inc., Notes, 8.625% due 3/15/03............     616,190
                                                                                                -----------
                                                                                                  1,350,976
                                                                                                -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

Multi-Sector Fixed Income Investments
------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(b)                                 Security                                     Value
------------------------------------------------------------------------------------------------------------

Regional Authority -- 0.1%
                      Province of Quebec, Debentures:
$    20,000   A+       7.500% due 9/15/29...................................................... $     25,073
     20,000   A+       Series NJ, 7.500% due 7/15/23...........................................       24,395
                                                                                                ------------
                                                                                                      49,468
                                                                                                ------------

Resorts/Theme Parks -- 0.0%
      6,000   B       Six Flags, Inc., Sr. Notes, 9.750% due 6/15/07 (a).......................        5,565
                                                                                                ------------

Retail -- 0.1%
     30,000   A+      Target Corp., Notes, 5.875% due 3/1/12 (a)...............................       31,952
     25,000   AA      Wal-Mart Stores, Notes, 7.550% due 2/15/30 (a)...........................       30,951
                                                                                                ------------
                                                                                                      62,903
                                                                                                ------------

Sovereign Agency -- 0.9%
     10,000   B+      Brazilian Government International Bond, Notes, 12.000% due 4/15/10......        6,575
    310,000   AAA     Fannie Mae, Bonds, 6.625% due 11/15/30 (a)...............................      355,967
     10,000   AAA     Federal Home Loan Bank System, Bonds, Series 322, 3.250% due 8/15/05.....       10,109
                                                                                                ------------
                                                                                                     372,651
                                                                                                ------------

Telecommunications -- 3.5%
     40,000   BBB+    AT&T Corp., Notes, 6.500% due 3/15/29....................................       31,704
     25,000   BBB     AT&T Wireless Services, Inc., Sr. Notes, 7.350% due 3/1/06 (a)...........       22,270
     10,000   A-      British Telecommunications PLC, Bonds, 8.875% due 12/15/30 (a)...........       11,794
    100,000   BBB     Cox Communications, Inc., Notes, Series MTN, 6.690% due 9/20/04..........       98,771
    300,000   D       MCI Communications Corp., Debentures, 7.125% due 6/15/27 (a)(d)..........       94,500
                      Qwest Capital Funding, Inc., Company Guaranteed:
    400,000   CCC+     7.750% due 8/15/06......................................................      250,000
    400,000   CCC+     7.000% due 8/3/09.......................................................      226,000
     20,000   B-      Qwest Corp., Notes, 7.625% due 6/9/03....................................       19,100
                      Sprint Capital Corp.:
                       Company Guaranteed:
    100,000   BBB-       5.700% due 11/15/03...................................................       92,613
    500,000   BBB-       6.000% due 1/15/07 (a)................................................      413,339
     30,000   BBB-     Notes, 8.375% due 3/15/12 (a)...........................................       25,895
                      Verizon Global Funding Corp.:
     50,000   A+       5.750% due 4/1/03.......................................................       50,612
     70,000   A+       Notes, 6.875% due 6/15/12 (a)...........................................       67,888
                      WorldCom Inc. - WorldCom Group, Notes:
    500,000   D        7.875% due 5/15/03 (d)..................................................       71,250
    100,000   D        6.500% due 5/15/04 (a)(d)...............................................       14,250
                                                                                                ------------
                                                                                                   1,489,986
                                                                                                ------------

Transportation - Rail -- 0.3%
     75,000   BBB     CSX Corp., Debentures, 7.250% due 5/1/04.................................       80,192
     25,000   BBB     Union Pacific Corp., Notes, 6.650% due 1/15/11 (a).......................       27,333
                                                                                                ------------
                                                                                                     107,525
                                                                                                ------------
                      TOTAL CORPORATE BONDS AND NOTES (Cost -- $12,969,920)....................   11,563,252
                                                                                                ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Multi-Sector Fixed Income Investments
---------------------------------------------------------------------------------------------------

   Face
  Amount                                      Security                                     Value
---------------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 0.4%

Brazil -- 0.1%
              Federal Republic of Brazil:
$    25,000    3.125% due 4/15/12 (f).................................................. $    12,438
     67,728    8.000% due 4/15/14......................................................      42,033
     20,000    Unsubordinated, 11.000% due 8/17/40 (a).................................      11,305
                                                                                        -----------
                                                                                             65,776
                                                                                        -----------

Bulgaria -- 0.1%
              Republic of Bulgaria:
     19,400    Series A, 2.6875% due 7/28/11 (f).......................................      17,363
     19,048    Series IBA, 2.6875% due 7/28/12 (f).....................................      17,429
                                                                                        -----------
                                                                                             34,792
                                                                                        -----------

Panama --  0.1%
              Republic of Panama, PDI:
     22,909    2.750% due 7/17/16 (f)..................................................      15,921
     15,000    10.750% due 5/15/20.....................................................      15,038
                                                                                        -----------
                                                                                             30,959
                                                                                        -----------

Peru -- 0.0%
              Republic of Peru:
     20,000    4.000% due 3/7/17 (f)...................................................      12,750
     19,800    4.500% due 3/7/17 (f)...................................................      13,959
                                                                                        -----------
                                                                                             26,709
                                                                                        -----------

Philippines -- 0.1%
              Philippine Government International Bond:
     15,000    9.875% due 1/15/19......................................................      14,865
     15,000    Notes, 10.625% due 3/16/25..............................................      15,609
                                                                                        -----------
                                                                                             30,474
                                                                                        -----------

Russian -- 0.0%
     10,000   Russia, 5.000% due 3/31/30...............................................       7,006
                                                                                        -----------
              TOTAL SOVEREIGN BONDS (Cost -- $232,015).................................     195,716
                                                                                        -----------

  Shares
-----------
PREFERRED STOCK -- 0.0%
         35   McLeodUSA Inc., Series A, 2.500% due 4/18/12 (Cost -- $5,983)............          81
                                                                                        -----------

 Warrants
-----------
WARRANTS -- 0.0%
         77   McLeodUSA Inc., Expires 4/16/07 (Cost -- $0).............................           7
                                                                                        -----------

 Contracts
-----------
PURCHASED OPTIONS -- 0.0%
          1   U.S. Treasury Notes, 10 Year Futures, Put @102 expire 11/22/02
               (Cost -- $99)...........................................................          99
                                                                                        -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

Multi-Sector Fixed Income Investments
----------------------------------------------------------------------------------------------------

   Face
  Amount                                      Security                                     Value
----------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 18.9%
$   282,271   American Airlines, Pass-Through Certificates, 7.377% due 5/23/19......... $    226,117
    141,014   AmeriCredit Automobile Receivables Trust, 1.910% due 6/13/05+............      141,106
    200,000   ANRC Auto Owner Trust, 7.150% due 2/15/07................................      208,281
     30,102   Associates Manufactured Housing, Pass-Through Certificates, 2.010% due
               7/15/30 (c).............................................................       30,102
    360,000   Bear Stearns Asset-Backed Securities Inc., 6.820% due 2/15/31............      389,035
    150,000   Capital One Master Trust, 7.100% due 4/17/06.............................      153,686
              Chase Commercial Mortgage Securities Corp.:
    100,000    7.370% due 6/19/29......................................................      111,191
    150,000    6.600% due 12/12/29.....................................................      162,376
     79,535   Chase Funding Mortgage Loan Asset-Backed Certificates, 2.060% due 5/25/32       80,903
    125,000   The CIT Marine Trust, 6.250% due 11/15/19................................      132,157
    250,000   Conseco Finance Securitizations Corp., 6.550% due 9/1/32.................      257,034
    158,778   Countrywide Funding Corp., 12.364% due 1/25/24...........................      174,974
     46,125   Countrywide Home Equity Loan Trust, 2.020% due 4/15/27+..................       46,032
              Countrywide Home Loans:
  1,253,701    6.390% due 8/25/29 (g)..................................................       72,871
     80,000    6.500% due 5/25/32+.....................................................       83,162
    100,000   Crimmi Mae Commercial Mortgage Trust, 7.000% due 6/2/33+.................      107,195
     20,200   Delta Funding Home Equity Loan Trust, 2.380% due 2/15/31.................       20,337
              Fannie Mae:
  2,462,862    0.883% due 10/25/23 (g).................................................       41,902
    393,128    Zero coupon due 2/25/24 (h).............................................      345,191
     66,601   Fleet Mortgage Securities, 7.500% due 1/28/30............................       67,690
    567,079   FMAC Loan Receivables Trust, 6.740% due 11/15/20.........................      525,116
              Freddie Mac:
  1,744,817    6.000% due 3/15/08 (g)..................................................      142,161
  1,000,000    6.000% due 12/15/08 (g).................................................       90,986
  1,771,632    6.000% due 1/15/16 (g)..................................................      115,178
  1,000,000    7.000% due 7/15/23 (g)..................................................      143,536
  1,000,000    7.000% due 11/15/23 (g).................................................      181,936
    400,000    6.500% due 12/15/23 (g).................................................       34,539
    904,752    18.575% due 2/15/24 (g).................................................      389,063
    200,879    7.000% due 3/18/26 (g)..................................................       24,659
    239,250    7.000% due 8/15/29......................................................      253,513
    426,761    6.500% due 2/15/30......................................................      441,522
    400,000    12.540% due 12/15/31....................................................      419,613
    100,000   GMAC Commercial Mortgage Securities Inc., 6.7000% due 5/15/30............      108,579
              Government National Mortgage Association:
    308,000    12.405% due 1/20/32.....................................................      333,992
     64,274    Zero coupon due 5/20/31 (h).............................................       54,086
     75,276   HFC Home Equity Loan Asset-Backed Certificates, 2.097% due 4/20/32.......       75,276
     47,402   Household Automotive Trust, 7.050% due 2/17/05...........................       48,486
    350,000   Master Financial Asset Securitization Trust, 7.500% due 1/20/29..........      379,681
    190,431   Mid-State Trust, 8.330% due 4/1/30.......................................      213,399
    100,000   Morgan Stanley Capital I, 7.490% due 7/15/29.............................      110,427
     30,841   New Century Home Equity Loan Trust, 2.117% due 7/25/30...................       30,860
    139,488   Ocwen Residential MBS Corp., 7.000% due 10/25/40.........................      141,923
    139,326   Prudential Home Mortgage Securities, 12.280% due 12/25/08................      153,788
    130,498   Residential Accredit Loans Inc., 8.000% due 10/25/28.....................      130,668
     52,500   Sears Credit Account Master Trust, 6.050% due 1/15/08....................       54,027
              Structured Asset Securities Corp.:
    413,917    8.000% due 7/25/30......................................................      423,483
    177,195    7.000% due 11/25/30.....................................................      178,952
     13,809   WFS Financial Owner Trust, 7.750% due 11/20/04...........................       14,085
                                                                                        ------------
              TOTAL ASSET-BACKED SECURITIES (Cost -- $7,653,440).......................    8,064,876
                                                                                        ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

Multi-Sector Fixed Income Investments
-----------------------------------------------------------------------------------------------------

   Face
  Amount                                      Security                                     Value
-----------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 25.8%

Federal Home Loan Mortgage Corporation (FHLMC) -- 10.8%
              Freddie Mac:
$   500,000    6.500% due 8/15/17...................................................... $    532,774
    638,913    6.000% due 9/15/28......................................................      649,692
    200,000    7.500% due 9/1/31 (e)...................................................      210,625
              Gold:
    500,294    6.500% due 7/1/14.......................................................      522,964
    300,000    6.500% due 9/1/16 (e)...................................................      313,219
    113,765    7.000% due 7/1/24.......................................................      118,636
     81,886    7.500% due 7/1/28.......................................................       86,844
  1,031,260    6.000% due 2/1/29.......................................................    1,058,919
    476,671    7.000% due 11/1/29......................................................      496,980
    360,536    7.000% due 11/1/30......................................................      375,816
    240,113    6.500% due 11/1/31......................................................      248,527
                                                                                        ------------
                                                                                           4,614,996
                                                                                        ------------

Federal National Mortgage Association (FNMA) -- 11.8%
    765,000    6.000% due 11/1/13......................................................      797,547
    103,133    5.500% due 6/1/16.......................................................      105,601
    685,518    7.000% due 9/1/26.......................................................      717,830
    686,268    6.500% due 10/1/27......................................................      713,536
    243,342    5.500% due 10/18/27.....................................................      250,604
    600,000    6.500% due 9/1/29 (e)...................................................      619,500
     56,473    8.000% due 4/1/31.......................................................       60,216
    133,858    6.000% due 4/1/32.......................................................      136,682
    169,432    6.000% due 5/1/32.......................................................      173,007
  1,020,000    6.000% due 9/1/32 (e)...................................................    1,039,762
    400,000    7.000% due 9/1/32 (e)...................................................      416,625
                                                                                        ------------
                                                                                           5,030,910
                                                                                        ------------

Government National Mortgage Association (GNMA) -- 3.2%
    120,000   6.000% due 9/15/32 (e)...................................................      123,037
    700,000   6.500% due 9/15/32 (e)...................................................      725,813
              GNMA I:
    283,193    6.000% due 3/15/29......................................................      291,947
    118,927    8.000% due 2/15/30......................................................      127,237
     25,339    8.000% due 3/15/30......................................................       27,109
     89,355   Ginnie Mae II pool, 8.000% due 6/20/25...................................       95,657
                                                                                        ------------
                                                                                           1,390,800
                                                                                        ------------
              TOTAL MORTGAGE-BACKED SECURITIES
              (Cost -- $10,712,410)....................................................   11,036,706
                                                                                        ------------
              SUB-TOTAL INVESTMENTS
              (Cost -- $37,437,805)....................................................   37,132,062
                                                                                        ------------
SHORT-TERM INVESTMENTS -- 13.1%
COMMERCIAL PAPER -- 0.7%

Federal National Mortgage Association (FNMA) -- 0.7%
    300,000   1.525% due 2/12/03 (Cost -- $297,916)....................................      297,916
                                                                                        ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

Multi-Sector Fixed Income Investments
---------------------------------------------------------------------------------------------------

   Face
  Amount                                     Security                                     Value
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 12.4%
$4,138,000   Merrill Lynch & Co., Inc., 1.750% due 9/3/02; Proceeds at
              maturity -- $4,138,804; (Fully collateralized Federal National Mortgage
              Association, Freddie Mac, Federal Home Loan Bank Notes and
              Bonds, 0.000% to 6.360% due 9/6/02 to 10/3/16; Market
              value -- $4,220,775)....................................................  $4,138,000
 1,160,000   Morgan Stanley, 1.800% due 9/3/02; Proceeds at maturity -- $1,160,232;
              (Fully collateralized by U.S. Treasury Strips, 5.250% to 6.625% due
              11/15/02 to 5/15/30; Market value -- $1,194,800)........................   1,160,000
                                                                                       -----------
             TOTAL REPURCHASE AGREEMENTS
             (Cost -- $5,298,000).....................................................   5,298,000
                                                                                       -----------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost -- $5,595,916).....................................................   5,595,916
                                                                                       -----------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $43,033,721**).................................................. $42,727,978
                                                                                       ===========

--------
+ All or a portion of the security is segregated for open futures contracts and open option contracts.
(a)  All or a portion of this security is on loan (See Note 14).
(b) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investor Service.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)  Security is currently in default.
(e)  Security is traded on a "to-be-announced" basis (See Note 11).
(f) Interest rate shown reflects current rate on instruments with variable rate or step coupon rates.
(g)  Interest only security.
(h)  Principal only security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

   See page 90 for definitions of ratings and certain security descriptions.

Schedule of Options Written
August 31, 2002

Multi-Sector Fixed Income Investments
--------------------------------------------------------------------------------------------------------

Contracts                          Security                            Expiration Strike Price   Value
--------------------------------------------------------------------------------------------------------
    1     Euro Dollar Call............................................    3/03      $ 98.00    $   (825)
    1     Euro Dollar Put.............................................    3/03        97.50        (275)
    5     Euro Dollar Put.............................................    6/03        97.50      (4,062)
    1     U.S. Treasury 10 Year Note Call.............................    9/02       112.00        (875)
    1     U.S. Treasury 10 Year Note Call.............................   11/02       114.00      (1,078)
    1     U.S. Treasury 10 Year Note Call.............................   11/02       110.00      (3,016)
    3     U.S. Treasury 5 Year Note Put...............................   11/02       109.00      (1,720)
    1     U.S. Treasury Bond Call.....................................    9/02       111.00        (828)
    3     U.S. Treasury Bond Put......................................   11/02       106.00      (3,829)
                                                                                               --------
          TOTAL OPTIONS WRITTEN
          (Premiums received -- $15,062)..............................                         $(16,508)
                                                                                               ========


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Government Money Investments
---------------------------------------------------------------------------------------------------

   Face                                                                   Annualized
  Amount                             Security                               Yield        Value
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 100.0%
$   679,000 Federal Agriculture Mortgage Corp. matures 9/25/02..........    1.75%     $    678,208
 16,500,000 Federal Farm Credit Bank mature 9/3/02 to 12/17/02.......... 1.73 to 6.75   16,526,442
 30,529,000 Federal Home Loan Banks mature 9/3/02 to 2/26/03............ 1.65 to 6.38   30,538,664
 20,703,000 Federal Home Loan Mortgage Corp. mature 9/3/02 to 10/17/02.. 1.70 to 6.25   20,687,656
 71,532,000 Federal National Mortgage Association mature 9/11/02 to
             12/6/02.................................................... 1.66 to 6.38   71,461,743
                                                                                      ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $139,892,713**)....................................              $139,892,713
                                                                                      ============

--------
**   Aggregatecost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Ratings and Security Descriptions
(unaudited)


Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B,   -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CCC,        balance, as predominantly speculative with respect to the issuer's
CC and C    capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.
D        -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C," where 1 is the highest and 3 the lowest rating within its generic category.

 Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
 Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
           "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
 A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
 Baa    -- Bonds rated "Baa" are considered to be medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be
           characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
 Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
           Uncertainty of position characterizes bonds in this class.
 B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
 Caa    -- Bonds rated "Caa" and "Ca" are of poor standing. These issues may
 and Ca    be in default, or present elements of danger may exist with respect to principal or interest.
 C      -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
 NR     -- Indicates that the bond is not rated by Standard & Poor's or
           Moody's.

Short-Term Security Ratings

 VMIG 1 -- Moody's highest rating for issues having demand feature --
           variable-rate demand obligation (VRDO).
 P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
 A-1    -- Standard & Poor's highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus
           (+) sign.

Security Descriptions

AMBAC -- AMBAC Indemnity Corporation             GO   -- General Obligation
CMO   -- CollateralizedMortgage Obligations      ISD  -- Independent School District
FGIC  -- Financial Guaranty Insurance Company    MBIA -- Municipal Bond Investors Assurance Corporation
FHLMC -- FederalHome Loan Mortgage Corporation   PCR  -- Pollution Control Revenue
FNMA  -- Federal National Mortgage Association   PDI  -- Past Due Interest
FSA   -- FinancialSecurity Assurance             PSFG -- Permanent School Fund Guaranty
GNMA  -- GovernmentNational Mortgage Association VRDN -- Variable Rate Demand Note

                     (This page intentionally left blank.)

          Statements of Assets and Liabilities
          August 31, 2002


                                                                                                Large           Large
                                                                                            Capitalization  Capitalization
                                                                                             Value Equity       Growth
                                                                                             Investments     Investments
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost..................................................................... $1,133,250,873  $1,185,681,713
  Short-term investments, at cost..........................................................     42,569,000      15,180,000
                                                                                            ==============  ==============
  Investments, at value.................................................................... $1,044,395,126  $1,023,795,665
  Short-term investments, at value.........................................................     42,569,000      15,180,000
  Cash.....................................................................................             --          11,140
  Receivable for securities sold...........................................................      6,413,449      18,008,928
  Dividends and interest receivable........................................................      2,642,635         542,948
  Receivable for Fund shares sold..........................................................      1,025,549       1,150,767
  Collateral for securities on loan (Note 14)..............................................             --              --
  Receivable from manager .................................................................             --              --
  Receivable from broker -- variation margin...............................................             --              --
                                                                                            --------------  --------------
  Total Assets.............................................................................  1,097,045,759   1,058,689,448
                                                                                            --------------  --------------
LIABILITIES:
  Payable for securities purchased.........................................................      7,907,737      16,784,047
  Payable for Fund shares purchased........................................................      6,349,545      13,577,649
  Management fees payable..................................................................        868,572       1,373,966
  Administration fees payable..............................................................        196,184         547,066
  Payable to bank..........................................................................         58,483              --
  Payable for securities on loan (Note 14).................................................             --              --
  Dividends payable........................................................................             --              --
  Payable to broker -- variation margin....................................................             --              --
  Written options, at value (Note 6).......................................................             --              --
  Accrued expenses.........................................................................        448,156         451,999
                                                                                            --------------  --------------
  Total Liabilities........................................................................     15,828,677      32,734,727
                                                                                            --------------  --------------
Total Net Assets........................................................................... $1,081,217,082  $1,025,954,721
                                                                                            ==============  ==============
NET ASSETS:
  Par value of shares of beneficial interest............................................... $      128,829  $      122,698
  Capital paid in excess of par value......................................................  1,248,223,041   1,563,221,731
  Undistributed (overdistributed) net investment income....................................      9,961,679              --
  Accumulated net investment loss..........................................................             --          (1,989)
  Accumulated net realized gain (loss) on security transactions, futures contracts
   and options.............................................................................    (88,240,720)   (375,501,671)
  Net unrealized appreciation (depreciation) of investments, futures contracts and options.    (88,855,747)   (161,886,048)
                                                                                            --------------  --------------
Total Net Assets........................................................................... $1,081,217,082  $1,025,954,721
                                                                                            ==============  ==============
Shares Outstanding.........................................................................    128,829,254     122,697,770
                                                                                            ==============  ==============
Net Asset Value............................................................................          $8.39           $8.36
                                                                                            ==============  ==============

                                                                                              S&P 500
                                                                                               Index
                                                                                            Investments
--------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost..................................................................... $28,107,634
  Short-term investments, at cost..........................................................     456,886
                                                                                            ===========
  Investments, at value.................................................................... $22,918,359
  Short-term investments, at value.........................................................     456,886
  Cash.....................................................................................         714
  Receivable for securities sold...........................................................          --
  Dividends and interest receivable........................................................      35,912
  Receivable for Fund shares sold..........................................................      16,217
  Collateral for securities on loan (Note 14)..............................................          --
  Receivable from manager .................................................................      13,222
  Receivable from broker -- variation margin...............................................         133
                                                                                            -----------
  Total Assets.............................................................................  23,441,443
                                                                                            -----------
LIABILITIES:
  Payable for securities purchased.........................................................          --
  Payable for Fund shares purchased........................................................   7,125,360
  Management fees payable..................................................................          --
  Administration fees payable..............................................................          --
  Payable to bank..........................................................................          --
  Payable for securities on loan (Note 14).................................................          --
  Dividends payable........................................................................          --
  Payable to broker -- variation margin....................................................          --
  Written options, at value (Note 6).......................................................          --
  Accrued expenses.........................................................................      34,810
                                                                                            -----------
  Total Liabilities........................................................................   7,160,170
                                                                                            -----------
Total Net Assets........................................................................... $16,281,273
                                                                                            ===========
NET ASSETS:
  Par value of shares of beneficial interest............................................... $     3,169
  Capital paid in excess of par value......................................................  30,356,698
  Undistributed (overdistributed) net investment income....................................     203,412
  Accumulated net investment loss..........................................................          --
  Accumulated net realized gain (loss) on security transactions, futures contracts and options.............................................................................  (9,085,014)
  Net unrealized appreciation (depreciation) of investments, futures contracts and options.  (5,196,992)
                                                                                            -----------
Total Net Assets........................................................................... $16,281,273
                                                                                            ===========
Shares Outstanding.........................................................................   3,169,274
                                                                                            ===========
Net Asset Value............................................................................       $5.14
                                                                                            ===========

                      See Notes to Financial Statements.


Intermediate   Long-Term    Municipal     Mortgage                  Multi-Sector  Government
Fixed Income     Bond         Bond         Backed      High Yield   Fixed Income     Money
Investments   Investments  Investments   Investments   Investments  Investments   Investments
----------------------------------------------------------------------------------------------

$323,316,119  $29,636,339  $28,462,295  $110,779,384  $240,932,453  $37,437,805  $139,892,713
  19,882,983    2,241,100           --     8,023,000     5,958,000    5,595,916            --
============  ===========  ===========  ============  ============  ===========  ============
$326,429,486  $30,424,270  $30,269,824  $114,392,346  $211,032,526  $37,132,062  $139,892,713
  19,882,983    2,241,100           --     8,023,000     5,958,000    5,595,916            --
       1,887          550       14,765           905            --       91,474           297
   4,993,575      348,378           --            --     1,024,026      786,311            --
   3,809,269      348,007      353,105       891,320     5,090,592      420,746       477,341
     577,389        9,490       33,941       370,215       510,180       83,319       267,571
  46,806,786    4,346,401           --            --    58,755,196    8,266,355            --
          --           --           --            --            --           --            --
          --           --           --            --            --          699            --
------------  -----------  -----------  ------------  ------------  -----------  ------------
 402,501,375   37,718,196   30,671,635   123,677,786   282,370,520   52,376,882   140,637,922
------------  -----------  -----------  ------------  ------------  -----------  ------------

  23,114,825      649,869           --     7,224,734       818,037    7,264,106            --
     743,746       17,734        2,191        65,295       133,769    3,838,031            --
     206,817       10,528       10,314        11,287       107,974        2,261        21,774
      55,978        6,786        5,157        19,662        39,264        6,758            --
          --           --           --            --           994           --            --
  46,806,786    4,346,401           --            --    58,755,196    8,266,355            --
      48,820        7,086        8,628        24,213            --           --        93,538
      14,341        8,687           --            --            --           --            --
          --       63,344           --            --            --       16,508            --
     179,365       98,058       41,381        70,099       142,216       35,766       111,421
------------  -----------  -----------  ------------  ------------  -----------  ------------
  71,170,678    5,208,493       67,671     7,415,290    59,997,450   19,429,785       226,733
------------  -----------  -----------  ------------  ------------  -----------  ------------
$331,330,697  $32,509,703  $30,603,964  $116,262,496  $222,373,070  $32,947,097  $140,411,189
============  ===========  ===========  ============  ============  ===========  ============

$     40,386  $     3,939  $     3,373  $     13,844  $     50,735  $     4,106  $    140,380
 334,694,803   32,039,094   31,001,273   112,482,874   324,340,092   32,928,981   140,239,427
   1,211,368      150,425      308,385       796,059       694,289      (19,664)       68,033
          --           --           --            --            --           --            --

  (7,735,402)    (507,397)  (2,516,596)     (643,243)  (72,812,119)     325,528       (36,651)
   3,119,542      823,642    1,807,529     3,612,962   (29,899,927)    (291,854)           --
------------  -----------  -----------  ------------  ------------  -----------  ------------
$331,330,697  $32,509,703  $30,603,964  $116,262,496  $222,373,070  $32,947,097  $140,411,189
============  ===========  ===========  ============  ============  ===========  ============
  40,385,543    3,938,958    3,373,392    13,843,767    50,734,711    4,106,302   140,379,807
============  ===========  ===========  ============  ============  ===========  ============
       $8.20        $8.25        $9.07         $8.40         $4.38        $8.02         $1.00
============  ===========  ===========  ============  ============  ===========  ============

                      See Notes to Financial Statements.

          Statements of Operations
          For the Year Ended August 31, 2002


                                                                                         Large          Large
                                                                                     Capitalization Capitalization   S&P 500
                                                                                      Value Equity      Growth        Index
                                                                                      Investments    Investments   Investments
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends......................................................................... $  27,351,824  $   7,205,563  $   433,470
  Interest (Note 14)................................................................       956,395        752,439       28,125
  Less: Foreign withholding tax.....................................................       (63,904)       (37,634)      (1,947)
                                                                                     -------------  -------------  -----------
  Total Investment Income...........................................................    28,244,315      7,920,368      459,648
                                                                                     -------------  -------------  -----------
EXPENSES:
  Management fees (Note 2)..........................................................     7,871,662      7,697,158        6,208
  Administration fees (Note 2)......................................................     2,716,568      2,828,576       31,039
  Shareholder and system servicing fees.............................................     1,141,001      1,314,687       22,002
  Custody...........................................................................       200,000        139,994       44,000
  Shareholder communications........................................................        52,000         51,000        2,001
  Registration fees.................................................................        38,000        100,221       33,000
  Trustees' fees....................................................................        37,085         33,004        2,006
  Audit and legal...................................................................        29,999         35,000       19,400
  Pricing service fees..............................................................            --             --           --
  Other.............................................................................        15,554         20,000        4,006
                                                                                     -------------  -------------  -----------
  Total Expenses....................................................................    12,101,869     12,219,640      163,662
  Less: Management and administration fee waiver and expense reimbursement (Note 2).            --             --      (70,300)
                                                                                     -------------  -------------  -----------
  Net Expenses......................................................................    12,101,869     12,219,640       93,362
                                                                                     -------------  -------------  -----------
Net Investment Income (Loss)........................................................    16,142,446     (4,299,272)     366,286
                                                                                     -------------  -------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCIES, FUTURES CONTRACTS AND OPTIONS (NOTES 4, 5 AND 6):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)..........................   (47,843,833)  (193,255,727)  (5,247,811)
   Foreign currency transactions....................................................            --             --           --
   Futures contracts................................................................      (873,951)        69,429      (70,698)
   Options written..................................................................            --             --           --
                                                                                     -------------  -------------  -----------
  Net Realized Gain (Loss)..........................................................   (48,717,784)  (193,186,298)  (5,318,509)
                                                                                     -------------  -------------  -----------
  Change in Net Unrealized Appreciation (Depreciation) (Note 1).....................  (191,142,872)  (193,394,617)  (1,216,095)
                                                                                     -------------  -------------  -----------
Net Gain (Loss) on Investments, Foreign Currencies, Futures Contracts and Options...  (239,860,656)  (386,580,915)  (6,534,604)
                                                                                     -------------  -------------  -----------
Increase (Decrease) in Net Assets From Operations................................... $(223,718,210) $(390,880,187) $(6,168,318)
                                                                                     =============  =============  ===========


                      See Notes to Financial Statements.

Intermediate  Long-Term    Municipal   Mortgage                 Multi-Sector Government
Fixed Income    Bond         Bond       Backed     High Yield   Fixed Income    Money
Investments  Investments  Investments Investments  Investments  Investments  Investments
----------------------------------------------------------------------------------------

$        --  $        --  $       --  $       --  $    816,588  $        --  $       --
 21,324,255    3,076,260   1,480,239   6,617,953    24,180,935    2,397,169   3,853,842
         --           --          --          --            --           --          --
-----------  -----------  ----------  ----------  ------------  -----------  ----------
 21,324,255    3,076,260   1,480,239   6,617,953    24,997,523    2,397,169   3,853,842
-----------  -----------  ----------  ----------  ------------  -----------  ----------

  1,219,661      208,133     116,692     479,658     1,404,668      148,128     238,060
    694,906      104,066      58,347     191,863       498,946       70,194     317,413
    512,480      160,504      29,505     170,162       375,803       55,000     762,000
     28,500        2,400       3,009       4,000        22,100       11,000      11,584
     26,000        6,000       2,000      11,001        27,000        1,000      43,440
     25,019       18,000      18,057      18,000        30,000       19,999      38,010
     10,230        4,000       3,000       4,008         6,400        2,006       7,240
     29,995       28,600      27,988      29,200        31,000       20,502      26,426
     54,850        7,800       3,212      25,702        18,000       19,000          --
      9,017        2,000       3,009       5,284         8,994        4,007       6,515
-----------  -----------  ----------  ----------  ------------  -----------  ----------
  2,610,658      541,503     264,819     938,878     2,422,911      350,836   1,450,688
         --           --          --    (171,684)           --      (70,724)   (498,450)
-----------  -----------  ----------  ----------  ------------  -----------  ----------
  2,610,658      541,503     264,819     767,194     2,422,911      280,112     952,238
-----------  -----------  ----------  ----------  ------------  -----------  ----------
 18,713,597    2,534,757   1,215,420   5,850,759    22,574,612    2,117,057   2,901,604
-----------  -----------  ----------  ----------  ------------  -----------  ----------

  5,297,590    1,087,545     315,583     210,758   (23,642,776)     385,125       4,807
        161           --          --          --            --           --          --
    951,925   (1,378,198)         --          --            --      (26,710)         --
    177,227      637,679          --        (380)           --        1,441          --
-----------  -----------  ----------  ----------  ------------  -----------  ----------
  6,426,903      347,026     315,583     210,378   (23,642,776)     359,856       4,807
-----------  -----------  ----------  ----------  ------------  -----------  ----------
 (8,992,087)  (1,103,700)     99,152   1,400,635   (18,581,791)  (1,253,576)         --
-----------  -----------  ----------  ----------  ------------  -----------  ----------
 (2,565,184)    (756,674)    414,735   1,611,013   (42,224,567)    (893,720)      4,807
-----------  -----------  ----------  ----------  ------------  -----------  ----------
$16,148,413  $ 1,778,083  $1,630,155  $7,461,772  $(19,649,955) $ 1,223,337  $2,906,411
===========  ===========  ==========  ==========  ============  ===========  ==========

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended August 31, 2002


                                                                         Large            Large
                                                                     Capitalization   Capitalization     S&P 500
                                                                      Value Equity        Growth          Index
                                                                      Investments      Investments     Investments
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...................................... $   16,142,446  $    (4,299,272) $    366,286
  Net realized gain (loss)..........................................    (48,717,784)    (193,186,298)   (5,318,509)
  Change in net unrealized appreciation (depreciation)..............   (191,142,872)    (193,394,617)   (1,216,095)
                                                                     --------------  ---------------  ------------
  Increase (Decrease) in Net Assets From Operations.................   (223,718,210)    (390,880,187)   (6,168,318)
                                                                     --------------  ---------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income.............................................    (17,313,433)              --      (253,258)
  Net realized gains................................................             --               --      (242,432)
                                                                     --------------  ---------------  ------------
  Decrease in Net Assets From Distributions to Shareholders.........    (17,313,433)              --      (495,690)
                                                                     --------------  ---------------  ------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..................................    466,922,653      842,779,977    32,835,502
  Net asset value of shares issued for reinvestment of dividends ...     16,948,851               --       485,230
  Cost of shares reacquired.........................................   (773,665,033)  (1,077,384,433)  (41,473,283)
                                                                     --------------  ---------------  ------------
  Increase (Decrease) in Net Assets From Fund Share Transactions....   (289,793,529)    (234,604,456)   (8,152,551)
                                                                     --------------  ---------------  ------------
Increase (Decrease) in Net Assets...................................   (530,825,172)    (625,484,643)  (14,816,559)
NET ASSETS:
  Beginning of year.................................................  1,612,042,254    1,651,439,364    31,097,832
                                                                     --------------  ---------------  ------------
  End of year*...................................................... $1,081,217,082  $ 1,025,954,721  $ 16,281,273
                                                                     ==============  ===============  ============
* Includes undistributed (overdistributed) net investment income of:     $9,961,679               --      $203,412
                                                                     ==============  ===============  ============
* Includes accumulated net investment loss of:......................             --          $(1,989)           --
                                                                     ==============  ===============  ============




                      See Notes to Financial Statements.

 Intermediate    Long-Term     Municipal     Mortgage                   Multi-Sector   Government
 Fixed Income      Bond          Bond         Backed      High Yield    Fixed Income      Money
 Investments    Investments   Investments   Investments   Investments   Investments    Investments
----------------------------------------------------------------------------------------------------

$  18,713,597  $  2,534,757  $  1,215,420  $  5,850,759  $  22,574,612  $  2,117,057  $   2,901,604
    6,426,903       347,026       315,583       210,378    (23,642,776)      359,856          4,807
   (8,992,087)   (1,103,700)       99,152     1,400,635    (18,581,791)   (1,253,576)            --
-------------  ------------  ------------  ------------  -------------  ------------  -------------
   16,148,413     1,778,083     1,630,155     7,461,772    (19,649,955)    1,223,337      2,906,411
-------------  ------------  ------------  ------------  -------------  ------------  -------------

  (20,643,474)   (2,588,879)   (1,146,471)   (5,843,992)   (22,365,698)   (2,298,158)    (2,906,411)
           --      (323,257)           --            --             --       (54,388)            --
-------------  ------------  ------------  ------------  -------------  ------------  -------------
  (20,643,474)   (2,912,136)   (1,146,471)   (5,843,992)   (22,365,698)   (2,352,546)    (2,906,411)
-------------  ------------  ------------  ------------  -------------  ------------  -------------

   98,461,581    10,767,141     9,345,437    48,152,839    182,261,794    22,212,612    164,257,465
   19,989,095     2,767,016     1,045,866     5,573,423     21,844,048     2,343,421      3,111,520
 (151,261,653)  (41,052,944)  (11,674,719)  (30,407,066)  (203,242,427)  (23,096,650)  (208,911,961)
-------------  ------------  ------------  ------------  -------------  ------------  -------------
  (32,810,977)  (27,518,787)   (1,283,416)   23,319,196        863,415     1,459,383    (41,542,976)
-------------  ------------  ------------  ------------  -------------  ------------  -------------
  (37,306,038)  (28,652,840)     (799,732)   24,936,976    (41,152,238)      330,174    (41,542,976)

  368,636,735    61,162,543    31,403,696    91,325,520    263,525,308    32,616,923    181,954,165
-------------  ------------  ------------  ------------  -------------  ------------  -------------
$ 331,330,697  $ 32,509,703  $ 30,603,964  $116,262,496  $ 222,373,070  $ 32,947,097  $ 140,411,189
=============  ============  ============  ============  =============  ============  =============
   $1,211,368      $150,425      $308,385      $796,059       $694,289     $(19,664)        $68,033
=============  ============  ============  ============  =============  ============  =============
           --            --            --            --             --            --             --
=============  ============  ============  ============  =============  ============  =============




                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended August 31, 2001


                                                                      Large            Large
                                                                  Capitalization   Capitalization     S&P 500
                                                                   Value Equity        Growth          Index
                                                                   Investments      Investments     Investments
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)................................... $   19,740,311  $    (5,650,948) $     545,561
  Net realized gain (loss).......................................    (10,424,696)    (140,475,520)    (2,260,858)
  Change in net unrealized appreciation (depreciation)...........    (38,502,456)  (1,143,700,185)    (6,518,420)
                                                                  --------------  ---------------  -------------
  Increase (Decrease) in Net Assets From Operations..............    (29,186,841)  (1,289,826,653)    (8,233,717)
                                                                  --------------  ---------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income..........................................    (23,888,850)              --       (464,930)
  Net realized gains.............................................   (231,150,505)    (554,905,895)    (2,270,491)
                                                                  --------------  ---------------  -------------
  Decrease in Net Assets From Distributions to Shareholders......   (255,039,355)    (554,905,895)    (2,735,421)
                                                                  --------------  ---------------  -------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares...............................    688,595,427    1,050,277,912    115,531,136
  Net asset value of shares issued for reinvestment of dividends.    251,482,517      544,328,638      2,728,446
  Cost of shares reacquired......................................   (976,859,305)    (856,765,303)  (111,557,996)
                                                                  --------------  ---------------  -------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.    (36,781,361)     737,841,247      6,701,586
                                                                  --------------  ---------------  -------------
Increase (Decrease) in Net Assets................................   (321,007,557)  (1,106,891,301)    (4,267,552)
NET ASSETS:
  Beginning of year..............................................  1,933,049,811    2,758,330,665     35,365,384
                                                                  --------------  ---------------  -------------
  End of year*................................................... $1,612,042,254  $ 1,651,439,364  $  31,097,832
                                                                  ==============  ===============  =============
* Includes undistributed net investment income of:...............    $11,149,574               --       $279,946
                                                                  ==============  ===============  =============
* Includes accumulated net investment loss of:...................             --         $(14,326)            --
                                                                  ==============  ===============  =============


                      See Notes to Financial Statements.

 Intermediate    Long-Term     Municipal     Mortgage                  Multi-Sector   Government
 Fixed Income      Bond          Bond         Backed      High Yield   Fixed Income      Money
 Investments    Investments   Investments   Investments   Investments  Investments    Investments
---------------------------------------------------------------------------------------------------

$  28,187,636  $  3,833,053  $  1,680,086  $  5,860,623  $ 19,698,161  $  2,123,061  $  11,046,948
   15,218,000       834,707      (130,896)      368,542   (36,751,813)       63,345         11,138
   12,202,485     2,824,352     2,369,161     4,152,944    11,597,253       642,675             --
-------------  ------------  ------------  ------------  ------------  ------------  -------------
   55,608,121     7,492,112     3,918,351    10,382,109    (5,456,399)    2,829,081     11,058,086
-------------  ------------  ------------  ------------  ------------  ------------  -------------

  (26,614,587)   (3,640,122)   (1,564,264)   (5,367,178)  (19,317,232)   (2,520,131)   (11,058,086)
           --            --            --            --            --       (59,468)            --
-------------  ------------  ------------  ------------  ------------  ------------  -------------
  (26,614,587)   (3,640,122)   (1,564,264)   (5,367,178)  (19,317,232)   (2,579,599)   (11,058,086)
-------------  ------------  ------------  ------------  ------------  ------------  -------------

  266,384,232    19,120,037    11,131,612    19,886,716   168,732,097    19,179,557    814,337,373
   25,978,312     3,477,570     1,442,861     5,123,786    19,042,203     2,569,420     10,852,123
 (517,434,001)  (40,378,014)  (32,314,118)  (39,041,771)  (63,531,702)  (19,370,889)  (868,991,654)
-------------  ------------  ------------  ------------  ------------  ------------  -------------
 (225,071,457)  (17,780,407)  (19,739,645)  (14,031,269)  124,242,598     2,378,088    (43,802,158)
-------------  ------------  ------------  ------------  ------------  ------------  -------------
 (196,077,923)  (13,928,417)  (17,385,558)   (9,016,338)   99,468,967     2,627,570    (43,802,158)

  564,714,658    75,090,960    48,789,254   100,341,858   164,056,341    29,989,353    225,756,323
-------------  ------------  ------------  ------------  ------------  ------------  -------------
$ 368,636,735  $ 61,162,543  $ 31,403,696  $ 91,325,520  $263,525,308  $ 32,616,923  $ 181,954,165
=============  ============  ============  ============  ============  ============  =============
   $3,181,982      $192,931      $239,436      $941,434      $344,485      $203,736        $72,840
=============  ============  ============  ============  ============  ============  =============
           --            --            --            --            --            --             --
=============  ============  ============  ============  ============  ============  =============


                      See Notes to Financial Statements.

          Notes to Financial Statements



1. Significant Accounting Policies

The Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, S&P 500 Index Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Multi-Sector Fixed Income Investments and Government Money Investments ("Portfolios") are separate investment portfolios of the Consulting Group Capital Markets Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers seven other portfolios: Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, International Fixed Income Investments, Balanced Investments and Multi-Strategy Market Neutral Investments. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; except for Government Money Investments, which values investments using the amortized cost method; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; certain debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued at the mean between the quoted bid and ask prices; U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date except that foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (h) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At August 31, 2002, reclassifications were made to the capital accounts of the Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, S&P 500 Index Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, High Yield Investments and Multi-Sector Fixed Income Investments to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $4,299,941 and a portion of accumulated net realized gain amounting to $1,766,837 were reclassified to paid-in capital for Large Capitalization Growth Investments. In addition, a portion of undistributed net investment income amounting to $189,387 and a portion of accumulated net realized gain amounting to $507,003 were reclassified to paid-in capital for S&P 500 Index Investments. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, certain portfolios may from time to time enter into futures contracts in order to hedge market risk. Also, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are

Notes to Financial Statements
(continued)


marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolios to amortize premiums and accrete all discounts on all fixed-income securities. The Portfolios adopted this requirement effective September 1, 2001. This change does not affect the Portfolios' net asset value, but does change the classification of certain amounts in the statements of operations. For the year ended August 31, 2002, the following Portfolios recorded adjustments of:

                                                                               Increase
                                       Decrease   Increase to  Decrease to  (Decrease) to   Decrease to   Prior Year
                                      to Interest Net Realized Net Realized Net Unrealized Net Unrealized Cumulative
Portfolio                               Income        Gain         Loss      Appreciation   Depreciation    Effect
--------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Investments  $(280,648)   $127,483     $     --      $153,165       $     --     $117,872
Long-Term Bond Investments...........    (21,638)     63,909           --       (42,271)            --       52,293
High Yield Investments...............   (431,265)         --      252,121            --        179,144      111,231
Multi-Sector Fixed Income Investments    (17,802)      6,273           --            --         11,529        8,135

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

The Fund has entered into an investment management agreement ("Management Agreement") with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citi-group Inc. ("Citigroup"). The Consulting Group ("Manager"), a division of SBFM, provides investment evaluation services with respect to the investment advisers of the Portfolios. SBFM has entered into an investment advisory agreement with each adviser selected for the Portfolios (collectively, "Sub-Advisers").

Under the Management Agreement, each Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfolio's average daily net assets. In addition, SBFM pays each Sub-Adviser, based on the rates applied to each respective Portfolio's average daily net assets on a monthly basis.

Indicated below for each Portfolio is the applicable maximum allowable management fee, actual management fee incurred, sub-advisory fee and the sub-adviser. The maximum allowable management fee represents the total amount that could be charged to the Portfolio while the actual management fee is what the Portfolio incurred during the reporting period. The actual management fee could fluctuate from year to year if Sub-Advisers are added or terminated in a particular Portfolio.

                                                                                                    Maximum
                                                                                      Actual       Allowable
                                                                         Sub-     Management Fee     Annual
Portfolio                                    Sub-Adviser              Adviser Fee    Incurred    Management Fee
---------------------------------------------------------------------------------------------------------------
Large Capitalization Value Equity                                                      0.56%          0.60%
  Investments                     The Boston Company Asset
                                  Management, LLC.:
                                    on the first $250 million            0.30 %
                                    on the amount over $250 million       0.25
                                  Chartwell Investment Partners:
                                    on the first $250 million             0.30
                                    on the amount over $250 million       0.25
                                  Alliance Capital Management L.P.:
                                    on the first $200 million             0.35
                                    on the amount over $200 million       0.30

Notes to Financial Statements
(continued)


                                                                                                         Maximum
                                                                                           Actual       Allowable
                                                                              Sub-     Management Fee     Annual
Portfolio                                     Sub-Adviser                  Adviser Fee    Incurred    Management Fee
--------------------------------------------------------------------------------------------------------------------
Large Capitalization Growth                                                                 0.54%          0.60%
  Investments                Turner Investment Partners, Inc. - Large Cap:
                               on the first $300 million                      0.35%
                               on the amount over $300 million                0.30
                             Turner Investment Partners, Inc. - Mid Cap       0.50
                             TCW Investment Management Co.:
                               on the first $500 million                      0.40
                               on the amount over $500 million                0.35
                             Alliance Capital Management L.P.:
                               on the first $100 million                      0.40
                               on the amount over $100 million                0.25
S&P 500 Index Investments                                                                   0.02           0.02
                             Barclays Global Fund Advisors                    0.02
Intermediate Fixed Income                                                                   0.35           0.40
  Investments                BlackRock Financial Management, Inc.:
                               on the first $500 million                      0.20
                               on the amount over $500 million                0.15
                             Pacific Investment Management Co.                0.25
                             Metropolitan West Asset Management, LLC          0.20
Long-Term Bond Investments                                                                  0.40           0.40
                             Western Asset Management Co.                     0.20
Municipal Bond Investments                                                                  0.40           0.40
                             Smith Affiliated Capital Corp.                   0.20
Mortgage Backed Investments                                                                 0.50           0.50
                             Utendahl Capital Management CFI                  0.25
High Yield Investments                                                                      0.56           0.70
                             Alliance Capital Management L.P.                 0.30
                             Western Asset Management Co.                     0.30
Multi-Sector Fixed Income                                                                   0.42           0.65
 Investments                 Metropolitan West Asset Management, LLC          0.20
                             Western Asset Management Co.                     0.20
                             Utendahl Capital Management CFI                  0.25

Government Money Investments                                                                0.15           0.15
                             Standish Mellon Asset Management LLC:
                               on the first $100 million                      0.15
                               on the amount over $100 million                0.10

In addition, the following changes were made:

   Large Capitalization Value Equity Investments:
       . Effective October 1, 2001, SBFM entered into a new investment advisory contract with The Boston Company Asset Management, LLC that lowered the investment advisory fee to 0.30% on the first $250 million and 0.25% thereafter. Prior to October 1, 2001, the advisory fee was 0.30% on the first $350 million and 0.25% thereafter.
       . SBFM entered into a new investment advisory contract with Chartwell
            Investment Partners that lowered the investment advisory fee to 0.30% on the first $250 million and 0.25% thereafter, effective October 1, 2001.
       . Alliance Capital Management L.P. was added as an additional adviser, effective October 8, 2001.

Notes to Financial Statements
(continued)


       . Barclays Global Fund Advisors was terminated, effective July 1, 2002. . Parametric Portfolio Associates was terminated, effective July 1,
          2002.

   Large Capitalization Growth Investments:
       . Alliance Capital Management L.P. was added as an additional adviser, effective January 14, 2002.
       . Barclays Global Fund Advisors was terminated, effective July 1, 2002. . SBFM entered into an additional investment advisory contract with
          Turner Investment Partners, Inc. to manage to a mid-cap mandate, effective July 9, 2002.

   High Yield Investments:
       . SBFM entered into a new investment advisory contract with Alliance Capital Management L.P. that lowered the investment advisory fee to 0.30%, effective October 1, 2001. Prior to October 1, 2001, the advisory fee was 0.45%.
       . Western Asset Management Co. was added as an additional adviser, effective October 8, 2001.
       . Seix Investment Advisors, Inc. was added as an additional adviser, effective October 1, 2002 and Alliance
            Capital Management L.P. was terminated, effective October 1, 2002.

   Multi-Sector Fixed Income Investments:
       . Alliance Capital Management L.P. was terminated, effective December 10, 2001.

SBFM also acts as the Fund's administrator for which each Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets of each respective Portfolio, except S&P 500 Index Investments. S&P 500 Index Investments pays SBFM an administration fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. This fee is calculated daily and paid monthly.

For the year ended August 31, 2002, the following fees were waived:

Portfolio                                Total Fee Waivers Manager  Administrator
---------------------------------------------------------------------------------
S&P 500 Index Investments...............     $ 31,039      $     --   $ 31,039
Mortgage Backed Investments.............      171,684       171,684         --
Multi-Sector Fixed Income Investments...       70,724        70,724         --
Government Money Investments............      347,177        29,764    317,413

In addition, for the year ended August 31, 2002, SBFM has agreed to reimburse expenses of $39,261 and $151,273 for S&P 500 Index Investments and Government Money Investments, respectively.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended August 31, 2002, the Portfolios paid transfer agent fees totaling $3,007,417 to CTB. The totals for each Portfolio were as follows:

Portfolio                                                    Transfer Agent Fees
--------------------------------------------------------------------------------
Large Capitalization Value Equity Investments...............      $740,728
Large Capitalization Growth Investments.....................       744,233
S&P 500 Index Investments...................................         7,916
Intermediate Fixed Income Investments.......................       320,024
Long-Term Bond Investments..................................        70,329
Municipal Bond Investments..................................        17,142
Mortgage Backed Investments.................................       131,834
High Yield Investments......................................       316,828
Multi-Sector Fixed Income Investments.......................         1,165
Government Money Investments................................       657,218

Notes to Financial Statements
(continued)


For the year ended August 31, 2002, Large Capitalization Value Equity Investments and Large Capitalization Growth Investments paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $86,770 and $18,255, respectively.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Exempt-Interest Dividends and Other Dividends

Municipal Bond Investments intends to satisfy conditions that will enable interest from municipal securities, which are exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

4. Investments

During the year ended August 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                                 Purchases        Sales
-------------------------------------------------------------------------------------
Large Capitalization Value Equity Investments.......... $1,510,524,508 $1,821,433,436
Large Capitalization Growth Investments................  1,696,235,548  1,925,126,428
S&P 500 Index Investments..............................     17,047,692     17,776,854
Intermediate Fixed Income Investments..................    995,307,387    998,449,418
Long-Term Bond Investments.............................    119,110,875    141,976,568
Municipal Bond Investments.............................      6,181,010      9,176,142
Mortgage Backed Investments............................     69,247,145     21,551,742
High Yield Investments.................................    175,889,439    157,104,042
Multi-Sector Fixed Income Investments..................     76,828,415     65,321,111

At August 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                    Net Unrealized
                                                                                     Appreciation
Portfolio                                               Appreciation  Depreciation  (Depreciation)
--------------------------------------------------------------------------------------------------
Large Capitalization Value Equity Investments.......... $ 58,739,195 $(147,594,942) $ (88,855,747)
Large Capitalization Growth Investments................  125,538,875  (287,424,923)  (161,886,048)
S&P 500 Index Investments..............................    1,407,364    (6,596,639)    (5,189,275)
Intermediate Fixed Income Investments..................   14,499,154   (11,385,787)     3,113,367
Long-Term Bond Investments.............................    1,841,764    (1,053,833)       787,931
Municipal Bond Investments.............................    1,807,529            --      1,807,529
Mortgage Backed Investments............................    5,215,672    (1,602,710)     3,612,962
High Yield Investments.................................    5,517,318   (35,417,245)   (29,899,927)
Multi-Sector Fixed Income Investments..................    1,717,420    (2,023,163)      (305,743)

Notes to Financial Statements
(continued)

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolios, except Government Money Investments, enter into such contracts to hedge a portion of its portfolio. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At August 31, 2002, S&P 500 Index Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments and Multi-Sector Fixed Income Investments had the following open futures contracts:

S&P 500 Index Investments
                                        # of                  Basis      Market    Unrealized
Purchased Contracts                   Contracts Expiration    Value      Value        Loss
----------------------------------------------------------------------------------------------
Emini S&P 500 Index..................      7       9/02    $   328,352 $   320,635  $  (7,717)
                                                                                    =========

Intermediate Fixed Income Investments
                                        # of                  Basis      Market    Unrealized
Purchased Contracts                   Contracts Expiration    Value      Value     Gain (Loss)
----------------------------------------------------------------------------------------------
90 Day Euro Dollar Future............    189       6/04    $45,509,400 $45,605,700  $  96,300
U.S. 2 Year Notes....................     46       9/02      9,654,250   9,825,313    171,063
U.S. 10 Year Notes...................     10       9/02      1,068,594   1,131,719     63,125
U.S. 10 Year Notes...................     17      12/02      1,874,250   1,900,281     26,031
                                                                                    ---------
                                                                                      356,519
                                                                                    ---------
Sold Contracts
--------------
SWAP 10 Year Future..................     10       9/02      1,020,781   1,104,687    (83,906)
U.S. Treasury Bonds..................     54       9/02      5,720,812   5,987,250   (266,438)
                                                                                    ---------
                                                                                     (350,344)
                                                                                    ---------
                                                                                    $   6,175
                                                                                    =========

Long-Term Bond Investments
                                        # of                  Basis      Market    Unrealized
Purchased Contracts                   Contracts Expiration    Value      Value     Gain (Loss)
----------------------------------------------------------------------------------------------
U.S. 5 Year Notes....................      5       9/02    $   530,064 $   560,156  $  30,092
U.S. 10 Year Agency..................     24       9/02      2,437,448   2,623,126    185,678
U.S. 10 Year Notes...................     14       9/02      1,511,539   1,584,406     72,867
                                                                                    ---------
                                                                                      288,637
                                                                                    ---------
Sold Contracts
--------------
U.S. Treasury Bonds..................     45       9/02      4,725,056   4,989,375   (264,319)
                                                                                    ---------
                                                                                    $  24,318
                                                                                    =========

Notes to Financial Statements
(continued)



Multi-Sector Fixed Income Investments
                                                                             Unrealized
                                        # of                Basis    Market     Gain
Purchased Contracts                   Contracts Expiration  Value    Value     (Loss)
---------------------------------------------------------------------------------------
Euro Dollar Future...................     2        3/03    $488,046 $490,300  $  2,254
Euro Dollar Future...................     2        6/02     488,085  488,950       865
U.S. 5 Year Treasury Notes...........     8        9/02     865,722  896,250    30,528
U.S. Treasury Bonds..................     1        9/02     107,005  110,875     3,870
                                                                              --------
                                                                                37,517
                                                                              --------
Sold Contracts
--------------
Euro Dollar Future...................     1        9/02     241,245  245,469    (4,224)
U.S. 10 Year Notes...................     4        9/02     434,730  452,688   (17,958)
                                                                              --------
                                                                               (22,182)
                                                                              --------
                                                                              $ 15,335
                                                                              ========

6. Option Contracts

Each Portfolio, except Government Money Investments, may from time to time enter into option contracts. However, S&P 500 Index Investments is unable to invest in written options.

Premiums paid when put or call options are purchased by a Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At August 31, 2002, the Portfolios did not hold any purchased call or put option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

The written option transactions for Intermediate Fixed Income Investments which occurred during the year ended August 31, 2002, were as follows:

                                                                # of
Intermediate Fixed Income Investments                         Contracts   Premiums
-----------------------------------------------------------------------------------
Options written, outstanding at August 31, 2001.............        190  $ 131,580
Options written............................................. 11,500,058     65,740
Options cancelled in closing purchase transactions.......... (1,800,190)  (135,799)
Options expired............................................. (9,700,058)   (61,521)
                                                             ----------  ---------
Options written, outstanding at August 31, 2002.............         --  $       0
                                                             ==========  =========

Notes to Financial Statements
(continued)



In addition, the written option transactions for Long-Term Bond Investments which occurred during the year ended August 31, 2002 were as follows:

                                                               # of
Long-Term Bond Investments                                   Contracts  Premiums
---------------------------------------------------------------------------------
Options written, outstanding at August 31, 2001.............     146   $ 117,473
Options written.............................................   1,048     833,024
Options cancelled in closing purchase transactions..........    (924)   (703,346)
Options expired.............................................    (186)   (172,414)
                                                               -----   ---------
Options written, outstanding at August 31, 2002.............      84   $  74,737
                                                               =====   =========

In addition, the written option transactions for Multi-Sector Fixed Income Investments which occurred during the year ended August 31, 2002, were as follows:

                                                               # of
Multi-Sector Fixed Income Investments                        Contracts Premiums
--------------------------------------------------------------------------------
Options written, outstanding at August 31, 2001.............     --    $      0
Options written.............................................     46      39,250
Options cancelled in closing purchase transactions..........    (22)    (19,505)
Options exercised...........................................     (1)     (1,495)
Options expired.............................................     (6)     (3,188)
                                                                ---    --------
Options written, outstanding at August 31, 2002.............     17    $ 15,062
                                                                ===    ========

7. Foreign Securities

High Yield Investments invests in foreign securities which may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and/or a dividend in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

8. Reverse Repurchase Agreements

A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended August 31, 2002, the Portfolios did not enter into any reverse repurchase agreements.

9. Repurchase Agreements

Each Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. A Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

Notes to Financial Statements
(continued)

10. Capital Loss Carryforward

At August 31, 2002, the Portfolios had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains expiring on August 31 of the years below:

Portfolio                                 Total      2003   2004     2008       2009        2010
----------------------------------------------------------------------------------------------------
Large Capitalization Value
  Equity Investments............       $ 16,807,000 $   -- $   -- $       -- $       -- $ 16,807,000
Large Capitalization Growth
  Investments...................        192,255,000     --     --         --         --  192,255,000
S&P 500 Index Investments.......             79,000     --     --         --         --       79,000
Intermediate Fixed Income
  Investments...................          7,444,000     --     --  7,444,000         --           --
Municipal Bond Investments......          2,517,000     --     --    442,000  2,075,000           --
Mortgage Backed Investments.....            643,000     --     --    226,000    417,000           --
High Yield Investments..........         55,346,000     --     --  4,320,000  5,867,000   45,159,000
Government Money Investments....             37,000  8,000  8,000     10,000     11,000           --

To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

11. Securities Traded on a To -Be -Announced Basis

Each Portfolio may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At August 31, 2002, the Intermediate Fixed Income Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments, held TBA securities with costs of $17,822,813, $7,206,859 and $3,433,455, respectively.

12. Mortgage Dollar Roll Transactions

Mortgage Backed Investments and Multi-Sector Fixed Income Investments may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Portfolio exceeding the yield on the securities sold.

At August 31, 2002, the Portfolios did not hold any open mortgage dollar roll transactions.

13. Short Sales of Securities

A short sale is a transaction in which the Portfolio sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Portfolio may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Portfolio for the short sale are retained by the broker until the Portfolio replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

At August 31, 2002, there were no open short sale transactions.

Notes to Financial Statements
(continued)



14. Lending of Portfolio Securities

The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At August 31, 2002, the Portfolios listed below had securities on loan. The market value for the securities on loan was as follows:

    Portfolio                                                       Value
    ------------------------------------------------------------------------
    Intermediate Fixed Income Investments....................... $45,839,715
    Long-Term Bond Investments..................................   4,244,198
    High Yield Investments......................................  57,332,404
    Multi-Sector Fixed Income Investments.......................   8,095,353

At August 31, 2002, the Portfolios listed below received cash collateral which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio. The amount of the cash collateral was as follows:

               Portfolio                               Amount
               -------------------------------------------------
               Intermediate Fixed Income
                Investments ........................ $45,624,217
               Long-Term Bond Investments...........   4,346,401
               High Yield Investments...............  58,755,196
               Multi-Sector Fixed Income Investments   7,484,080

In addition, Intermediate Fixed Income Investments and Multi-Sector Fixed Income Investments received securities collateral amounting to $1,182,569 and $782,275, respectively.

Income earned by the Portfolios from securities lending for the year ended August 31, 2002, were as follows:

             Portfolio                                      Amount
             ------------------------------------------------------
             Large Capitalization Value Equity
              Investments ................................ $129,706
             Large Capitalization Growth Investments......  122,975
             S&P 500 Index Investments....................    6,632
             Intermediate Fixed Income Investments........   16,537
             Long-Term Bond Investments...................      924
             High Yield Investments.......................   47,328
             Multi-Sector Fixed Income Investments........   13,533

15. Shares of Beneficial Interest

At August 31, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each Portfolio were as follows:

                                                 Year Ended      Year Ended
                                               August 31, 2002 August 31, 2001
                                               --------------- ---------------
 Large Capitalization Value Equity Investments
 Shares sold..................................    48,976,217      62,058,855
 Shares issued on reinvestment................     1,710,278      24,727,879
 Shares reacquired............................   (81,865,498)    (88,855,011)
                                                 -----------     -----------
 Net Decrease.................................   (31,179,003)     (2,068,277)
                                                 ===========     ===========

Notes to Financial Statements
(continued)


                                              Year Ended      Year Ended
                                            August 31, 2002 August 31, 2001
                                            --------------- ---------------
    Large Capitalization Growth Investments
    Shares sold............................    75,764,692      72,187,216
    Shares issued on reinvestment..........            --      35,231,627
    Shares reacquired......................   (98,671,662)    (55,866,378)
                                             ------------    ------------
    Net Increase (Decrease)................   (22,906,970)     51,552,465
                                             ============    ============
    S&P 500 Index Investments
    Shares sold............................     5,265,016      15,543,872
    Shares issued on reinvestment..........        75,817         369,708
    Shares reacquired......................    (7,024,895)    (14,817,258)
                                             ------------    ------------
    Net Increase (Decrease)................    (1,684,062)      1,096,322
                                             ============    ============
    Intermediate Fixed Income Investments
    Shares sold............................    11,869,194      32,765,684
    Shares issued on reinvestment..........     2,426,662       3,232,431
    Shares reacquired......................   (18,248,662)    (63,830,648)
                                             ------------    ------------
    Net Decrease...........................    (3,952,806)    (27,832,533)
                                             ============    ============
    Long-Term Bond Investments
    Shares sold............................     1,321,316       2,373,192
    Shares issued on reinvestment..........       340,987         437,857
    Shares reacquired......................    (5,068,124)     (5,027,713)
                                             ------------    ------------
    Net Decrease...........................    (3,405,821)     (2,216,664)
                                             ============    ============
    Municipal Bond Investments
    Shares sold............................     1,052,650       1,286,300
    Shares issued on reinvestment..........       118,528         168,256
    Shares reacquired......................    (1,323,906)     (3,735,894)
                                             ------------    ------------
    Net Decrease...........................      (152,728)     (2,281,338)
                                             ============    ============
    Mortgage Backed Investments
    Shares sold............................     5,767,877       2,454,670
    Shares issued on reinvestment..........       673,204         635,989
    Shares reacquired......................    (3,657,784)     (4,831,143)
                                             ------------    ------------
    Net Increase (Decrease)................     2,783,297      (1,740,484)
                                             ============    ============
    High Yield Investments
    Shares sold............................    36,274,043      30,795,760
    Shares issued on reinvestment..........     4,535,759       3,533,885
    Shares reacquired......................   (40,752,079)    (11,716,397)
                                             ------------    ------------
    Net Increase...........................        57,723      22,613,248
                                             ============    ============
    Multi-Sector Fixed Income Investments
    Shares sold............................     2,728,319       2,321,328
    Shares issued on reinvestment..........       288,713         312,887
    Shares reacquired......................    (2,844,738)     (2,345,307)
                                             ------------    ------------
    Net Increase...........................       172,294         288,908
                                             ============    ============
    Government Money Investments
    Shares sold............................   164,257,465     814,337,373
    Shares issued on reinvestment..........     3,111,520      10,852,123
    Shares reacquired......................  (208,911,961)   (868,991,654)
                                             ------------    ------------
    Net Decrease...........................   (41,542,976)    (43,802,158)
                                             ============    ============

          Financial Highlights



For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Capitalization Value Equity Investments
---------------------------------------------------------------------------------------
                                                2002   2001(1)   2000    1999    1998
                                              ------   -------  ------  ------  ------
  Net Asset Value, Beginning of Year......... $10.07   $11.93   $13.53  $12.28  $14.91
                                              ------   ------   ------  ------  ------
  Income (Loss) From Operations:
    Net investment income....................   0.12     0.12     0.17    0.17    0.16
   Net realized and unrealized gain (loss)...  (1.68)   (0.34)    0.31    2.94    0.08
                                              ------   ------   ------  ------  ------
  Total Income (Loss) From Operations........  (1.56)   (0.22)    0.48    3.11    0.24
                                              ------   ------   ------  ------  ------
  Less Distributions From:
    Net investment income....................  (0.12)   (0.15)   (0.17)  (0.18)  (0.11)
    Net realized gains.......................     --    (1.49)   (1.91)  (1.68)  (2.76)
                                              ------   ------   ------  ------  ------
  Total Distributions........................  (0.12)   (1.64)   (2.08)  (1.86)  (2.87)
                                              ------   ------   ------  ------  ------
  Net Asset Value, End of Year...............  $8.39   $10.07   $11.93  $13.53  $12.28
                                              ======   ======   ======  ======  ======
  Total Return............................... (15.71)%  (1.96)%   4.00%  26.36%   0.03%
  Net Assets, End of Year (millions)......... $1,081   $1,612   $1,933  $1,946  $1,712
  Ratios to Average Net Assets:
    Expenses.................................   0.87%    0.78%    0.78%   0.75%   0.80%
    Net investment income....................   1.16     1.10     1.34    1.10    1.18
  Portfolio Turnover Rate....................    111%      79%      78%     54%     57%

Large Capitalization Growth Investments
---------------------------------------------------------------------------------------
                                                2002   2001(1)   2000    1999    1998
                                              ------   -------  ------  ------  ------
  Net Asset Value, Beginning of Year......... $11.34   $29.33   $24.35  $17.30  $17.27
                                              ------   ------   ------  ------  ------
  Income (Loss) From Operations:
    Net investment income (loss).............  (0.04)   (0.05)   (0.04)   0.01    0.04
   Net realized and unrealized gain (loss)...  (2.94)  (11.65)    7.87    7.87    1.31
                                              ------   ------   ------  ------  ------
  Total Income (Loss) From Operations........  (2.98)  (11.70)    7.83    7.88    1.35
                                              ------   ------   ------  ------  ------
  Less Distributions From:
    Net investment income....................     --       --       --   (0.01)  (0.08)
    Net realized gains.......................     --    (6.29)   (2.85)  (0.82)  (1.24)
                                              ------   ------   ------  ------  ------
  Total Distributions........................     --    (6.29)   (2.85)  (0.83)  (1.32)
                                              ------   ------   ------  ------  ------
  Net Asset Value, End of Year...............  $8.36   $11.34   $29.33  $24.35  $17.30
                                              ======   ======   ======  ======  ======
  Total Return............................... (26.28)% (45.61)%  34.31%  46.29%   7.81%
  Net Assets, End of Year (millions)......... $1,026   $1,651   $2,758  $2,326  $1,793
  Ratios to Average Net Assets:
    Expenses.................................   0.86%    0.77%    0.71%   0.68%   0.76%
    Net investment income (loss).............  (0.30)   (0.29)   (0.15)   0.06    0.16
  Portfolio Turnover Rate....................    122%     115%      59%     34%     39%

--------
(1) Per share amounts have been calculated using the monthly average shares method.

Financial Highlights
(continued)



For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

S&P 500 Index Investments
-----------------------------------------------------------------------------------------------------
                                               2002(1)     2001(1)   2000(1)(2)
                                              --------   ---------   ----------
Net Asset Value, Beginning of Year...........    $6.41   $    9.41       $8.00
                                              --------   ---------    --------
Income (Loss) From Operations:
  Net investment income(3)...................     0.07        0.10        0.11
  Net realized and unrealized gain (loss)....    (1.24)      (2.31)       1.35
                                              --------   ---------    --------
Total Income (Loss) From Operations..........    (1.17)      (2.21)       1.46
                                              --------   ---------    --------
Less Distributions From:
  Net investment income......................    (0.05)      (0.13)      (0.05)
  Net realized gains.........................    (0.05)      (0.66)         --
                                              --------   ---------    --------
Total Distributions..........................    (0.10)      (0.79)      (0.05)
                                              --------   ---------    --------
Net Asset Value, End of Year.................    $5.14       $6.41       $9.41
                                              ========   =========    ========
Total Return.................................   (18.60)%    (24.58)%     18.24%++
Net Assets, End of Year (000s)...............  $16,281     $31,098     $35,365
Ratios to Average Net Assets:
  Expenses(3)(4).............................     0.30%       0.30%       0.30%+
  Net investment income......................     1.18        1.29        1.31+
Portfolio Turnover Rate......................       57%        175%         54%

Intermediate Fixed Income Investments
-----------------------------------------------------------------------------------------------------
                                               2002(1)      2001        2000        1999      1998
                                              --------   ---------   ----------   --------  --------
Net Asset Value, Beginning of Year...........    $8.31       $7.82       $7.83       $8.19     $8.06
                                              --------   ---------    --------    --------  --------
Income (Loss) From Operations:
  Net investment income(5)...................     0.44        0.50        0.48        0.44      0.48
  Net realized and unrealized gain (loss)(5).    (0.06)       0.46       (0.05)      (0.35)     0.15
                                              --------   ---------    --------    --------  --------
Total Income From Operations.................     0.38        0.96        0.43        0.09      0.63
                                              --------   ---------    --------    --------  --------
Less Distributions From:
  Net investment income......................    (0.49)      (0.47)      (0.44)      (0.45)    (0.50)
                                              --------   ---------    --------    --------  --------
Total Distributions..........................    (0.49)      (0.47)      (0.44)      (0.45)    (0.50)
                                              --------   ---------    --------    --------  --------
Net Asset Value, End of Year.................    $8.20       $8.31       $7.82       $7.83     $8.19
                                              ========   =========    ========    ========  ========
Total Return.................................     4.73%      12.57%       5.73%       1.07%     8.00%
Net Assets, End of Year (000s)............... $331,331    $368,637    $564,715    $594,666  $574,998
Ratios to Average Net Assets:
  Net investment income(5)...................     5.39%       6.15%       6.02%       4.53%     5.95%
  Interest expense...........................       --          --        0.03          --        --
  Operating expenses.........................     0.75        0.79        0.75        0.61      0.73
  Total expenses.............................     0.75        0.79        0.78        0.61      0.73
Portfolio Turnover Rate......................      280%        325%        195%        207%       63%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
(3) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                        Per share decreases in Expense ratios without
                                        net investment income  waivers and/or reimbursements
                                        ---------------------- -----------------------------
    Portfolio                           2002    2001    2000   2002      2001       2000
    ---------                           ----    ----    ----   ----      ----       ----
    S&P 500 Index Investments.......... $0.01   $0.02   $0.04  0.53%     0.64%     0.82%+

(4) As a result of a voluntary expense limitation, expense ratios will not exceed 0.30%.
(5) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended August 31, 2002, those amounts would have been $0.46, $0.08 and 5.47% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Financial Highlights
(continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Long-Term Bond Investments
----------------------------------------------------------------------------------------------
                                              2002(1)  2001(1)    2000      1999       1998
                                              -------  -------  -------  --------   --------
Net Asset Value, Beginning of Year...........   $8.33    $7.85    $7.70     $9.05      $8.26
                                              -------  -------  -------  --------   --------
Income (Loss) From Operations:
  Net investment income(2)...................    0.40     0.45     0.48      0.49       0.52
  Net realized and unrealized gain (loss)(2).   (0.02)    0.46     0.21     (1.00)      0.78
                                              -------  -------  -------  --------   --------
Total Income (Loss) From Operations..........    0.38     0.91     0.69     (0.51)      1.30
                                              -------  -------  -------  --------   --------
Less Distributions From:
  Net investment income......................   (0.41)   (0.43)   (0.48)    (0.50)     (0.51)
  Net realized gains.........................   (0.05)      --    (0.05)    (0.34)        --
  Capital....................................      --       --    (0.01)       --         --
                                              -------  -------  -------  --------   --------
Total Distributions..........................   (0.46)   (0.43)   (0.54)    (0.84)     (0.51)
                                              -------  -------  -------  --------   --------
Net Asset Value, End of Year.................   $8.25    $8.33    $7.85     $7.70      $9.05
                                              =======  =======  =======  ========   ========
Total Return.................................    4.75%   11.98%    9.50%    (6.19)%    16.22%
Net Assets, End of Year (000s)............... $32,510  $61,163  $75,091  $115,355   $157,612
Ratios to Average Net Assets:
  Expenses...................................    1.04%    1.02%    0.92%     0.80%      0.82%
  Net investment income(2)...................    4.88     5.66     6.18      5.81       5.96
Portfolio Turnover Rate......................     268%     405%     358%       30%        63%

Municipal Bond Investments
----------------------------------------------------------------------------------------------
                                               2002    2001(1)    2000      1999       1998
                                              -------  -------  -------  --------   --------
Net Asset Value, Beginning of Year...........   $8.91    $8.40    $8.22     $8.92      $8.62
                                              -------  -------  -------  --------   --------
Income (Loss) From Operations:
  Net investment income......................    0.37     0.37     0.37      0.35       0.36
  Net realized and unrealized gain (loss)....    0.14     0.49     0.17     (0.57)      0.32
                                              -------  -------  -------  --------   --------
Total Income (Loss) From Operations..........    0.51     0.86     0.54     (0.22)      0.68
                                              -------  -------  -------  --------   --------
Less Distributions From:
  Net investment income......................   (0.35)   (0.35)   (0.35)    (0.35)     (0.38)
  In excess of net investment income.........      --       --       --        --      (0.00)*
  Net realized gains.........................      --       --    (0.01)    (0.13)        --
                                              -------  -------  -------  --------   --------
Total Distributions..........................   (0.35)   (0.35)   (0.36)    (0.48)     (0.38)
                                              -------  -------  -------  --------   --------
Net Asset Value, End of Year.................   $9.07    $8.91    $8.40     $8.22      $8.92
                                              =======  =======  =======  ========   ========
Total Return.................................    5.88%   10.44%    6.79%    (2.60)%     8.09%
Net Assets, End of Year (000s)............... $30,604  $31,404  $48,789   $61,743    $72,511
Ratios to Average Net Assets:
  Expenses...................................    0.91%    0.85%    0.79%     0.78%      0.80%
  Net investment income......................    4.17     4.32     4.50      4.03       4.20
Portfolio Turnover Rate......................      21%      23%      37%      142%       160%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the year ended August 31, 2002, those amounts would have been $0.43, $0.05 and 4.92% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
*    Amount represents less than $0.01 per share.

Financial Highlights
(continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Mortgage Backed Investments
-------------------------------------------------------------------------------------------
                                             2002    2001(1)    2000      1999      1998
                                           --------  -------  --------  --------  --------
Net Asset Value, Beginning of Year........    $8.26    $7.84     $7.73     $8.13     $7.96
                                           --------  -------  --------  --------  --------
Income (Loss) From Operations:
  Net investment income(2)................     0.49     0.51      0.49      0.45      0.46
  Net realized and unrealized gain (loss).     0.16     0.37      0.08     (0.34)     0.19

                                           --------  -------  --------  --------  --------
Total Income From Operations..............     0.65     0.88      0.57      0.11      0.65

                                           --------  -------  --------  --------  --------
Less Distributions From:
  Net investment income...................    (0.51)   (0.46)    (0.46)    (0.45)    (0.48)
  Net realized gains......................       --       --        --     (0.05)       --
  Capital.................................       --       --        --     (0.01)       --

                                           --------  -------  --------  --------  --------
Total Distributions.......................    (0.51)   (0.46)    (0.46)    (0.51)    (0.48)

                                           --------  -------  --------  --------  --------
Net Asset Value, End of Year..............    $8.40    $8.26     $7.84     $7.73     $8.13
                                           ========  =======  ========  ========  ========
Total Return..............................     8.12%   11.47%     7.58%     1.30%     8.37%
Net Assets, End of Year (000s)............ $116,262  $91,326  $100,342  $131,039  $156,043
Ratios to Average Net Assets:
  Net investment income...................     6.09%    6.14%     6.26%     5.67%     5.69%
  Interest expense........................       --       --      0.05        --        --
  Operating expenses(2)(3)................     0.80     0.80      0.80      0.80      0.80
  Total expenses..........................     0.80     0.80      0.85      0.80      0.80
Portfolio Turnover Rate...................       23%      10%       28%       87%      214%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                               Per share decreases in     Expense ratios without waivers
                                net investment income         and/or reimbursements
                            ----------------------------- ----------------------------
Portfolio                   2002  2001  2000  1999  1998  2002   2001  2000  1999  1998
---------                   ----- ----- ----- ----- ----- ----   ----  ----  ----  ----
Mortgage Backed Investments $0.01 $0.01 $0.01 $0.01 $0.01 0.98%  0.95% 0.97% 0.91% 0.93%

(3) As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 0.80%.

Financial Highlights
(continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

High Yield Investments
-----------------------------------------------------------------------------------------------
                                          2002(1)    2001(1)    2000(1)    1999(1)    1998(2)
                                         --------   --------   --------   --------  -------
Net Asset Value, Beginning of Year......    $5.20      $5.85      $7.33      $7.89    $8.00

                                         --------   --------   --------   --------  -------
Income (Loss) From Operations:
 Net investment income(3)(4)............     0.44       0.51       0.69       0.83     0.05
 Net realized and unrealized loss(3)....    (0.82)     (0.64)     (1.37)     (0.54)   (0.16)

                                         --------   --------   --------   --------  -------
Total Income (Loss) From Operations.....    (0.38)     (0.13)     (0.68)      0.29    (0.11)

                                         --------   --------   --------   --------  -------
Less Distributions From:
 Net investment income..................    (0.44)     (0.52)     (0.71)     (0.83)      --
 Net realized gains.....................       --         --         --      (0.02)      --
 Capital................................       --         --      (0.09)        --       --

                                         --------   --------   --------   --------  -------
Total Distributions.....................    (0.44)     (0.52)     (0.80)     (0.85)      --

                                         --------   --------   --------   --------  -------
Net Asset Value, End of Year............    $4.38      $5.20      $5.85      $7.33    $7.89
                                         ========   ========   ========   ========  =======
Total Return............................    (7.75)%    (2.27)%    (9.37)%     3.67%   (1.38)%++
Net Assets, End of Year (000s).......... $222,373   $263,525   $164,056   $155,057  $76,557
Ratios to Average Net Assets:
 Expenses(4)............................     0.97%      1.12%      1.20%      1.19%    1.20%+
 Net investment income(3)...............     9.05       9.38      11.30      10.62     7.37+
Portfolio Turnover Rate.................       69%        81%       129%       122%      13%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from July 13, 1998 (commencement of operations) to August 31, 1998.
(3)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the year ended August 31, 2002, those amounts would have been $0.45, $0.83 and 9.22% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(4) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                Per share    Expense ratios
                                               decreases in     without
                                              net investment  waivers and
                                                  income     reimbursements
                                              -------------- --------------
     Portfolio                                     1998           1998
     ---------                                -------------- --------------
     High Yield Investments..................     $0.01           2.42%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Financial Highlights
(continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

   Multi-Sector Fixed
   Income Investments
   -------------------------------------------------------------------------
                         2002(1)   2001(1)  2000(1)(2)
                        --------  --------  ----------
   Net Asset Value,
    Beginning of Year..    $8.29     $8.23      $8.00
                        --------  --------   --------
   Income (Loss) From
    Operations:
    Net investment
      income(3)(4).....     0.50      0.55       0.45
    Net realized and
      unrealized gain
      (loss)(3)........    (0.22)     0.18       0.06
                        --------  --------   --------
   Total Income From
    Operations.........     0.28      0.73       0.51
                        --------  --------   --------
   Less Distributions
    From:
    Net investment
      income...........    (0.54)    (0.65)     (0.28)
    Net realized gains.    (0.01)    (0.02)        --
                        --------  --------   --------
   Total Distributions.    (0.55)    (0.67)     (0.28)
                        --------  --------   --------
   Net Asset Value,
    End of Year........    $8.02     $8.29      $8.23
                        ========  ========   ========
   Total Return........     3.51%     9.26%      6.47%++
   Net Assets, End of
    Year (000s)........  $32,947   $32,617    $29,989
   Ratios to Average
    Net Assets:
    Expenses(4)(5).....     0.80%     0.80%      0.80%+
    Net investment
      income(3)........     6.01      6.59       6.13+
   Portfolio Turnover
    Rate...............      200%      149%       249%

   Government Money
   Investments
   -------------------------------------------------------------------------
                         2002(1)   2001(1)   2000(1)      1999(1)   1998(1)
                        --------  --------   --------    --------  --------
   Net Asset Value,
    Beginning of Year..    $1.00     $1.00      $1.00       $1.00     $1.00
                        --------  --------   --------    --------  --------
    Net investment
      income(4)........     0.02      0.05       0.05        0.04      0.05
    Dividends from net
      investment income    (0.02)    (0.05)     (0.05)      (0.04)    (0.05)
                        --------  --------   --------    --------  --------
   Net Asset Value,
    End of Year........    $1.00     $1.00      $1.00       $1.00     $1.00
                        ========  ========   ========    ========  ========
   Total Return........     1.80%     5.04%      5.44%       4.53%     5.10%
   Net Assets, End of
    Year (000s)........ $140,411  $181,954   $225,756    $303,160  $375,761
   Ratios to Average
    Net Assets:
    Expenses(4)(6).....     0.60%     0.60%      0.60%       0.60%     0.60%
    Net investment
      income...........     1.82      5.04       5.30        4.46      4.99

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
(3)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the year ended August 31, 2002, the ratio of net investment income to average net assets would have been 6.06%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                           Per share decreases in       Expense ratios without waivers and/or
                                            net investment income               reimbursements
                                      --------------------------------  ------------------------------------
Portfolio                              2002   2001  2000   1999   1998  2002    2001     2000   1999   1998
---------                             -----  -----  ----- -----  -----  ----    ----    ----    ----   ----
Multi-Sector Fixed Income Investments $0.02  $0.01  $0.03   N/A    N/A  1.00%   0.97%   1.17%+   N/A    N/A
Government Money Investments.........  0.00*  0.00*  0.02 $0.00* $0.00* 0.91    0.74    0.78    0.71%  0.66%

(5) As a result of a voluntary expense limitation, expense ratios will not exceed 0.80%.
(6) As a result of a voluntary expense limitation, expense ratios will not exceed 0.60%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.
*    Amount represents less than $0.01 per share.

          Independent Auditors' Report


The Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, S&P 500 Index Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Multi-Sector Fixed Income Investments and Government Money Investments (''Portfolios'') of Consulting Group Capital Markets Funds (''Fund'') as of August 31, 2002, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods included herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of August 31, 2002, and the results of their operations, the changes in their net assets, and the financial highlights for the periods included herein, in conformity with accounting principles generally accepted in the United States of America.


                                          /s/ KPMG LLP

New York, New York
October 11, 2002

          Additional Information
          (unaudited)

Information about Trustees and Officers
The business and affairs of the Consulting Group Capital Markets Funds ("Investment Company") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Investment Company's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                               Number of
                                             Term of                           Investment
                                             Office*                           Companies
                                               and                              in Fund
                                 Position(s) Length                             Complex
                                  Held with  of Time  Principal Occupation(s)   Overseen     Other Trusteeships
  Name, Address, and Age            Fund     Served     During Past 5 Years    by Trustee     Held by Trustee
  ----------------------         ----------- ------- ------------------------- ---------- ------------------------
  NON-INTERESTED TRUSTEES:
  H. John Ellis                    Trustee    Since  Retired                       2                None
  858 East Crystal Downs Drive                1999
  Frankfort, MI 49635
  Age 75
  Armon E. Kamesar                 Trustee    Since  Chairman, TEC                 2      Inter Ocean Systems
  7328 Country Club Drive                     1994   International; Trustee,              Inc.
  LaJolla, CA 92037                                  U.S. Bankruptcy Court
  Age 74
  Stephen E. Kaufman               Trustee    Since  Attorney                      13               None
  Stephen E. Kaufman PC Co.                   1991
  277 Park Avenue, 47th Floor
  New York, NY 10172
  Age 70
  John J. Murphy                   Trustee    Since  President, Murphy Capital     2      Barclays International
  123 Prospect Street                         2002   Management                           Funds Group Ltd.;
  Ridgewood, NJ 07450                                                                     Barclays Fund Managers
  Age 58                                                                                  Ltd.; Barclays
                                                                                          International Fund
                                                                                          Managers Ltd.; Barclays
                                                                                          European Investment
                                                                                          Holdings SA; Barclays
                                                                                          Fund Management
                                                                                          Luxembourg SA;
                                                                                          Barclays Asian Selection
                                                                                          Funds Ltd.; Barclays
                                                                                          Investment Funds
                                                                                          (Channel Islands Ltd.);
                                                                                          Barclays Investment
                                                                                          Funds (Luxembourg)
                                                                                          funds SICAV; Barclays
                                                                                          International funds
                                                                                          SICAV; and Barclays
                                                                                          Euro Funds SICAV

Additional Information
(unaudited) (continued)



                                                                                                 Number of
                                                      Term of                                    Investment
                                                      Office*                                    Companies
                                                        and                                       in Fund
                                     Position(s)      Length                                      Complex
                                      Held with       of Time      Principal Occupation(s)        Overseen     Other Trusteeships
  Name, Address, and Age                Fund          Served         During Past 5 Years         by Trustee     Held by Trustee
  ----------------------           --------------     ------     ----------------------------    ----------    ------------------
  INTERESTED TRUSTEE:
  R. Jay Gerken                     Trustee/           Since     Managing Director of               73                None
  SSB                               Chairman           2002      Salomon Smith Barney Inc.
  125 Broad Street, 9th Floor                                    ("SSB")
  New York, NY 10004
  Age 51
--------
  *  Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

  OFFICERS:
  Lewis E. Daidone                  Senior Vice        Since     Managing Director of SSB;          N/A               N/A
  SSB                               President and      1994      Chief Administrative Officer
  125 Broad Street, 11th Floor      Chief                        of Smith Barney Mutual
  New York, NY 10004                Administrative               Funds; Director and Senior
  Age 44                            Officer                      Vice President of Smith
                                                                 Barney Fund Management
                                                                 LLC ("SBFM") and
                                                                 Travelers Investment
                                                                 Adviser, Inc. ("TIA")
  Irving P. David                   Treasurer and      Since     Director of SSB                    N/A               N/A
  SSB                               Chief              2002
  125 Broad Street, 10th Floor      Financial
  New York, NY 10004                Officer
  Age 40
  Christina T. Sydor                Secretary          Since     Managing Director of SSB;          N/A               N/A
  SSB                                                  1994      General Counsel and
  300 First Stamford Place                                       Secretary of SBFM and TIA
  4th Floor
  Stamford, CT 06902
  Age 51
  Frank L. Campanale                Investment         Since     Executive Vice President of        N/A               N/A
  The Consulting Group              Officer            1996      SSB; President and Chief
  222 Delaware Avenue                                            Executive Officer of The
  Wilmington, DE 19801                                           Consulting Group
  Age 51
  Paul M. Hatch                     Investment         Since     Executive Vice President of        N/A               N/A
  The Consulting Group              Officer            2001      SSB; Chief Operating Officer
  222 Delaware Avenue                                            of The Consulting Group
  Wilmington, DE 19801
  Age 44

Additional Information
(unaudited) (continued)


                                                                           Number of
                                       Term of                             Investment
                                       Office*                             Companies
                                         and                                in Fund
                           Position(s) Length                               Complex
                            Held with  of Time   Principal Occupation(s)    Overseen  Other Trusteeships
  Name, Address, and Age      Fund     Served      During Past 5 Years     by Trustee  Held by Trustee
  ----------------------   ----------- ------- --------------------------- ---------- ------------------
  Leroy T. Pease           Investment   Since  First Vice President of SSB    N/A            N/A
  The Consulting Group     Officer      1996
  222 Delaware Avenue
  Wilmington, DE 19801
  Age 42
  Stephen M. Hagan         Investment   Since  First Vice President of SSB    N/A            N/A
  The Consulting Group     Officer      1997
  222 Delaware Avenue
  Wilmington, DE 19801
  Age 33

Tax Information
(unaudited)

The following August 31, 2002 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end:

The Portfolios listed below designate for Federal income tax purposes the following amounts as long term capital gain distributions paid:

S&P 500 Index Investments......................... $242,432
Long-Term Bond Investments........................  115,700

99.99% of the dividends from net investment income paid by Municipal Bond Investments are tax-exempt for regular Federal income tax purposes.

The following percentages of ordinary income distributions have been designated as qualifying for the dividends received deduction available to corporate shareholders:

Large Capitalization Value Equity Investments..... 100.00%
S&P 500 Index Investments.........................  91.08
High Yield Investments............................   3.52

The following percentages of ordinary income distributions have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the corresponding percentages may be exempt from taxation at the state level:

Large Capitalization Value Equity Investments.....  0.05%
S&P 500 Index Investments.........................  3.80
Intermediate Fixed Income Investments.............  9.90
Long-Term Bond Investments........................ 27.13
Multi-Sector Fixed Income Investments.............  5.58
Government Money Investments...................... 16.92

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gain for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                            SALOMONSMITHBARNEY.COM




                           [LOGO] SalomonSmithBarney
                                    ---------------------
                                    A member of citigroup

                     Salomon Smith Barney is a service mark of
                           Salomon Smith Barney Inc.

  This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust's Investment policies, charges and expenses as well as other pertinent information.
    TK 2120A, 8/02    Consulting Group Capital Markets Funds . 222 Delaware
                  Avenue . Wilmington, Delaware    .    19801

                            [LOGO] Consulting Group

                               Consulting Group
                             Capital Markets Funds

                 Small Capitalization Value Equity Investments
                    Small Capitalization Growth Investments
                       International Equity Investments
                      Emerging Markets Equity Investments
                    International Fixed Income Investments
                             Balanced Investments


         Annual Report
         August 31, 2002
                                     [LOGO] TRAK(R)
                                     Personalized Investment Advisory Service

         -------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
         -------------------------------------------------------------

Table of Contents



SHAREHOLDER LETTER............................................  1

CONSULTING GROUP CAPITAL MARKETS FUNDS PERFORMANCE SUMMARY

    SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS.............  4

    SMALL CAPITALIZATION GROWTH INVESTMENTS...................  6

    INTERNATIONAL EQUITY INVESTMENTS..........................  8

    EMERGING MARKETS EQUITY INVESTMENTS....................... 10

    INTERNATIONAL FIXED INCOME INVESTMENTS.................... 12

    BALANCED INVESTMENTS...................................... 14

SCHEDULES OF INVESTMENTS...................................... 19

RATINGS AND SECURITY DESCRIPTIONS............................. 60

STATEMENTS OF ASSETS AND LIABILITIES.......................... 62

STATEMENTS OF OPERATIONS...................................... 64

STATEMENTS OF CHANGES IN NET ASSETS........................... 66

NOTES TO FINANCIAL STATEMENTS................................. 70

FINANCIAL HIGHLIGHTS.......................................... 84

INDEPENDENT AUDITORS' REPORT.................................. 88

ADDITIONAL INFORMATION........................................ 89

TAX INFORMATION............................................... 92

Consulting Group Capital Markets Funds

DEAR SHAREHOLDERS:

The Consulting Group Capital Markets Funds' ("Fund") fiscal year ended August 31, 2002 closed the second consecutive year with significant equity market declines. Positive returns from fixed-income markets cushioned the total portfolio decline for diversified investors. Equity investors arrived at an emotional low tide during the summer of 2002, however, the question is: have global equity prices reached low tide? While the ocean's tides can be determined from a chart, the stock market's low water mark cannot. We can only use guidelines and keys from the past to estimate the market's direction.

We assess equity prices on both a relative and absolute basis. Relative analysis compares the valuations of stocks to bonds. Two and one-half years of equity prices falling produce equity market valuations that seem to be relatively attractive compared to fixed-income yields. On an absolute valuation comparison, the stock market retreated from the record valuations set in early 2000, but the current data shows the market is not as low as the valuation levels that were set at other bear market bottoms.

Lower valuations signal less risk in equities compared to the market peak. However, the uncertainty of the economic and market fundamentals, combined with large losses, are driving investors to their psychological low point. The commitment to remain invested, even in diversified strategies that combine fixed-income and equity, was tested during the summer.

The total decline for the U.S. equity market, as measured by the S&P 500 Index, was 17.99% for the year ended August 31, 2002. Separated into six-month segments, the returns show how much of the damage occurred during the spring and summer months. The six months ended February 28, 2002 produced a total return on the S&P 500 Index of negative 1.67%. The March to August period produced a return of negative 16.59%. As we write this letter in early October, the market has just passed the two and one-half year anniversary of the start of the bear market. Sharp declines in September produced a total S&P 500 Index fall of 43.75% from the end of March 2000 through the end of September 2002.

The U.S. equity market and the international equity markets have behaved similarly. Both generated significant negative returns over the fiscal year of the Fund. The U.S. return, negative 17.99%, as represented by the S&P 500 Index, is very similar to the return of the Morgan Stanley Capital International Europe, Australasia and the Far East Capitalization Weighted Index ("MSCI EAFE Capitalization Weighted Index") in both local currency terms and when translated into U.S. dollars. The net total return of the MSCI EAFE Capitalization Weighted Index based on local currency was negative 19.70%, and the return based in U.S. dollars was negative 14.95%. The weakness of the dollar compared to other currencies improved the return for U.S. dollar based investors.

Through the first two years of the bear market the most significant damage was in the information technology sector, the telecommunication sector, the stocks with the highest valuations and the stocks with the loftiest expectations. These were the stocks and sectors that had disconnected from traditional fundamental and valuation analysis in the late 1990s. While many of these companies were collapsing as businesses, or merely experiencing sharp declines in their stock prices, relative opportunity was still to be found in other equity styles, such as value investing and small-cap value in particular. Diversified investors were protected as the tech wreck did its most severe damage in the most aggressive and riskiest parts of the equity market.

In the spring and summer of 2002, however, there was no place to hide as an equity investor. From March through August, each of the four Russell domestic equity styles used as fund benchmarks produced double-digit negative returns. Every economic sector in the S&P 500 Index produced negative returns. The reasons for the weakness are many, and several are continuations of the trends detailed in our last letter. When we review the style and sector return data we find several trends emerge:

  . Investors' fears of a renewed economic slowdown negatively impacted the economically sensitive sectors such as materials and industrials. A very large part of the small-cap value asset class is composed of companies that are sensitive to changes in economic growth. Small-cap value performed very well as the economy began to improve in the very early part of 2002. As the economy seemed to slow again in the summer, this asset class was hurt.

  . Information technology fundamentals continue to erode. Unfortunately for the optimistic forecasters who believed the sector would begin to have improving fundamentals in the second half of 2001, it now appears that 2003 or 2004 will be the estimated time of arrival for more favorable conditions in this sector. This was by far the most expensive sector in valuation terms, such as price-to-earnings and price-to-sales ratios. The sector is suffering from bad business conditions, which produce falling earnings and sales. The price collapse in the sector is stunning. From the market peak in March 2000 through the end of September 2002, the information technology sector declined 81.6% in the S&P 500 Index. Two-thirds of the market decline can be directly attributed to the IT sector.

  . Technology sector weakness hurt the small-cap growth assets harder than large-cap growth in the summer. Of course, many of these companies used to be considered mid-cap or large-cap. Broadly, the collapse of technology negatively impacted both large-cap and small-cap growth similarly during the bear market.

  . During the spring and summer market decline, every economic sector produced negative returns, but the best relative performance was in economic sectors that are less sensitive to the economic cycle. Many of these relative successes were connected to the continued strength that the consumer sector provided the economy.

  . The many economically sensitive companies hurt large-cap value assets.
    Troubles at larger financial firms and collapsing technology stocks that moved into the value universe also hurt performance.

  . The number of extremely large losses in individual issues has been great.
    Using the S&P 500 Index as constructed, as the fiscal year began on September 1, 2001, one out of every seven stocks fell by 50% or more. Ten of the stocks fell 90% or more. These losses had a major impact on the indices, and often an even greater impact on the individual portfolios.

No review of the market conditions since our last letter is complete without discussing the impact that the WorldCom, Inc. default, bankruptcy and fraud charges had on the fixed-income and equity markets and the investing public. Corporate governance issues (the broad heading for accounting and compensation issues) have been a large part of the negative investor psychology. In late June, the WorldCom, Inc. announcement that their accounting statements were fraudulently prepared was the final piece of news that broke investors' trust and willingness to remain invested. It was at that point that investors began to withdraw equity assets from mutual funds at a pace not seen since the market crash of 1987. These withdrawals contributed to the summer sell-off, as portfolio managers had to raise cash to meet clients' redemption demands.

Equity markets' sharp drop caused many to reallocate assets to fixed-income securities. The fixed-income markets had their own unique returns and structural shifts over the last year. In broad descriptive terms, investors shifted their preference to the lowest risk assets. Shorter-term interest rates fell more than longer-term interest rates, causing a steep upward sloping yield curve. The yields on Treasury notes and bonds reached lows not recorded since the late 1950s and early 1960s. During the Fund's fiscal year, the yield on the two-year Treasury note began at 3.62% and ended at 2.16%. The 10-year note dropped from 4.82% to 4.14%. Falling interest rates were the reason the indices, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index, used to measure the bond funds posted positive returns of 8.11%, 7.90% and 7.74% respectively, for the year ended August 31, 2002.

The economic slowdown concerns that hurt the equity markets and the demand for less risky assets increased the spread, or difference in yield between Treasury and corporate bonds, to higher levels during the year. The extra yield which investors demanded for credit, or default, risk soared in the high-yield market. Telecommunication companies are a significant part of the high-yield sector of the market. These bonds are sensitive to changes in the strength of the economy. The slowing economy and the WorldCom, Inc. default produced the worst one-month return ever for the index in June. For the fiscal year, the Credit Suisse First Boston Global High Yield Index returned negative 2.43%, the only bond index used as a Fund benchmark to post a negative return.

To long-term investors using a diversified approach, the opportunity still exists to invest wisely for the long-term. At all low points of the market through history, investor psychology was damaged. Poor current fundamentals add to the short-term anxiety. Eventually, the prices of securities will be low enough to reflect all these uncertainties. There is not going to be one factor or event that turns all these around causing a new bull market to begin. Eventually, many small bits of data and information will turn the tide. We are optimistic that positive events will slowly reveal themselves and the benefits of long-term diversified investing will reappear. We thank you for your continued support and encourage you to contact your Financial Consultant for further assistance and guidance.

Sincerely,

        /s/ R Jay Gerken                         /s/ Frank L. Campanale
        R. Jay Gerken                            Frank L. Campanale
        Chairman                                 Investment Officer

October 1, 2002

                                    [Graphic]



Small Capitalization Value Equity Investments

 ABOUT THE SUB-ADVISERS

.. Rutabaga Capital Management LLC ("Rutabaga Capital")
 Focuses exclusively on micro and small capitalization stocks and looks to unearth uncommon or currently unfavored stocks. The firm's analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

.. Furman Selz Capital Management LLC ("Furman Selz")
 Selects stocks on a bottom-up basis utilizing fundamental research in order to identify stocks of companies undergoing a material change that may be purchased at a reasonable price in relation to their earnings growth rate.

.. NFJ Investment Group ("NFJ")
 An active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. The sub-adviser also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

During the year of September 1, 2001, through August 31, 2002, there was one change with respect to Small Capitalization Value Equity Investments ("Portfolio") sub-advisers. Consulting Group recommended, and the Board of Trustees approved, the termination of Mellon Capital Management Corporation, eliminating all allocations to passive management as of June 28, 2002. The allocation among the sub-advisers at the end of the period was Rutabaga Capital 33%, Furman Selz 33% and NFJ 33%. The Portfolio outperformed both its benchmark and its Lipper Peer Group Average. Generally, small cap stocks performed better than large cap, and value stocks outperformed growth, although all major equity indices posted negative returns. Financial services was the only economic sector to post positive performance, while technology and healthcare were the worst. Going forward, each of the sub-advisers intends to remain focused on its disciplined investment strategy.

The following graphs depict the performance of the Small Capitalization Value Equity Investments vs. the Russell 2000 Value Index/1/ and the Lipper
Small Cap Value Funds Average./2/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 2000 Value Index and the Lipper Small Cap Value Funds Average

                                    [CHART]

         Small Capitalization Small Capitalization
            Value Equity         Value Equity
             Investments*         Investments      Russell 2000   Lipper Small Cap
           (With TRAK Fee)     (Without TRAK Fee)   Value Index  Value Funds Average
           ---------------     -----------------    -----------  -------------------
     8/92     $10,000             $10,000             $10,000        $10,000
     8/93      11,401              11,574              13,589         12,695
     8/94      10,860              11,191              14,685         13,486
     8/95      12,036              12,591              16,973         15,800
     8/96      13,336              14,162              19,030         18,031
     8/97      18,708              20,166              26,128         24,915
     8/98      16,063              17,577              23,004         20,707
     8/99      17,978              19,970              25,013         24,292
     8/00      18,612              20,986              28,439         28,851
     8/02      21,998              25,180              33,570         33,874
     8/02      21,052              24,462              31,690         32,048


The performance shown represents past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 2000 Value Index and the Lipper Small Cap Value Funds Average

                                    [CHART]


              Small Capitalization   Small Capitalization
                  Value Equity          Value Equity                       Lipper Small
                  Investments*            Investments       Russell 2000     Cap Value
                (With TRAK Fee)       (Without TRAK Fee)     Value Index   Funds Average
             --------------------    --------------------  --------------  ------------
      8/99           $10,000               $10,000             $10,000      $10,000
      8/00            10,352                10,509              11,370       11,877
      8/01            12,236                12,609              13,421       13,945
      8/02            11,710                12,249              12,670       13,193


The performance shown represents past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited) Average Annual Total Returns for Period Ended August 31, 2002

       Class A Shares                     Without TRAK Fee With TRAK Fee*
      -------------------------------------------------------------------
       Since inception (11/18/91)               9.47%           7.84%
       10 year                                  9.36            7.73
       5 year                                   3.94            2.39
       3 year                                   7.00            5.40
       1 year                                  (2.85)          (4.30)
      ------------------------------------------------------------------

                  See pages 16 through 18 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002

                                    [CHART]


Retail                                             8.6%
Insurance                                          6.7%
Real Estate Investment Trusts                      4.9%
Oil and Gas Producers                              4.8%
Electrical Component and Equipment                 3.8%
Household Products/Wares                           3.6%
Gas                                                3.5%
Food                                               3.5%
Building Materials                                 3.4%
Oil and Gas Services                               3.2%
Chemicals                                          3.1%
Repurchase Agreement                               2.5%
Other Common Stock                                48.4%

                                    [Graphic]



Small Capitalization
Growth Investments

 ABOUT THE SUB-ADVISERS

.. Wall Street Associates ("Wall Street")
 Follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

.. Westfield Capital Management Co., Inc. ("Westfield Capital")
 Favors investing in earnings growth stocks given their conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is their belief that the small cap portion of the market is under-researched, and therefore less efficient, than the large cap sector.

.. Westpeak Global Advisors, L.P. ("Westpeak")
 Employs a value-oriented and research-driven approach to identify reasonably priced growth stocks that are likely to have positive earning surprises and revisions. The firm uses a value constraint to ensure that the growth stocks selected are reasonably priced.

.. Kern Capital Management LLC ("Kern Capital")
 Focuses fundamental research on uncovering innovative small cap companies early in their growth cycle. The firm's bottom-up investment process, which targets the four most innovative sectors (technology, healthcare, consumer and services) involves (i) detailed financial analysis,
 (ii) in-depth meetings with corporate management, (iii) discussion with brokerage firm and industry analysts and (iv) competitive analysis for discovering attractively priced small cap companies.

During the year of September 1, 2001, through August 31, 2002, there was one change with respect to the Small Capitalization Growth Investments ("Portfolio") sub-advisers. Consulting Group recommended, and the Board of Trustees approved, the termination of Mellon Capital Management Corporation, eliminating all allocations to passive management as of June 28, 2002. Allocation among the sub-advisers was Wall Street 25%, Westfield Capital 25%, Westpeak 25% and Kern Capital 25%. The Portfolio outperformed its benchmark, but underperformed its Lipper Peer Group Average. The asset class suffered as a result of changing market appetite with respect to risk, and technology continued to be the worst performing sector.

The following graphs depict the performance of the Small Capitalization Growth Investments vs. the Russell 2000 Growth Index/3/ and the Lipper
Small Cap Growth Funds Average./4/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2002
  (unaudited) SMALL CAPITALIZATION GROWTH INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 2000 Growth Index and the Lipper Small Cap Growth Funds Average

                                    [CHART]

        Small Capitalization   Small Capitalization
               Growth                Growth         Russell 2000  Lipper Small
            Investments*          Investments          Growth      Cap Growth
           (With TRAK Fee)     (Without TRAK Fee)      Index      Funds Average
          ---------------     ------------------      -----      -------------
 8/92         $10,000                $10,000         $10,000        $10,000
 8/93          13,821                 14,030          12,854         13,272
 8/94          15,410                 15,880          13,340         13,981
 8/95          20,987                 21,954          16,824         18,330
 8/96          25,084                 26,636          18,387         21,657
 8/97          29,041                 31,304          22,069         26,402
 8/98          21,428                 23,448          16,262         21,032
 8/99          30,464                 33,839          23,305         31,317
 8/00          45,185                 50,950          32,410         51,976
 8/01          29,284                 33,520          21,086         36,336
8/31/02        21,201                 24,634          15,600         27,300


The performance shown represents past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) SMALL CAPITALIZATION GROWTH INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 2000 Growth Index and the Lipper Small Cap Growth Funds Average

                                    [CHART]

            Small               Small
        Capitalization     Capitalization
           Growth              Growth           Russell 2000   Lipper Small
        Investments*        Investments            Growth       Cap Growth
       (With TRAK Fee)   (Without TRAK Fee)        Index       Funds Average
       ---------------   ------------------        -----       -------------
8/99      $10,000             $10,000            $10,000         $10,000
8/00       14,832              15,057             13,907          16,597
8/01        9,613               9,906              9,048          11,603
8/02        6,959               7,280              6,694           8,717


The performance shown represents past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 SMALL CAPITALIZATION GROWTH INVESTMENTS (unaudited)
 Average Annual Total Returns for Period Ended August 31, 2002

 Class A Shares              Without TRAK Fee With TRAK Fee*
------------------------------------------------------------
 Since inception (11/18/91)         8.70%           7.09%
 10 year                            9.43            7.80
 5 year                            (4.68)          (6.10)
 3 year                           (10.04)         (11.38)
 1 year                           (26.51)         (27.60)
-----------------------------------------------------------

                  See pages 16 through 18 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of
 August 31, 2002

                                    [CHART]

Software                  6.1%
Telecommunications        4.9%
Repurchase Agreements     3.2%
Commercial Services       6.4%
Healthcare - Products     5.2%
Banking                   5.0%
Convertible Bonds         0.0%+
Oil and Gas Producers     4.1%
Oil and Gas Services      3.8%
Warrants                  0.0%+
Pharmaceuticals           6.9%
Retail                   10.4%
Semiconductors            5.4%
Other                    38.6%

                                    [Graphic]



International Equity Investments

 ABOUT THE SUB-ADVISERS

.. Oechsle International Advisors, LLC ("Oechsle")
 Seeks to identify the most attractive foreign markets by ranking their expected returns through country and currency analysis. It then selects investments within attractive markets through both a top-down and bottom-up company analysis.

.. Deutsche Asset Management Investment Services Ltd. ("Deutsche")
 Deutsche selects stocks on a bottom-up basis within a country and sector allocation framework, utilizing fundamental research in order to identify stocks that may be purchased at a reasonable price in relation to their earnings growth rate. Deutsche also manages risk utilizing a dedicated risk management program, including a currency risk manager.

.. Brandywine Asset Management, Inc. ("Brandywine")
 With regard to stock selection, Brandywine employs a quantitative screen which takes into account country, industry and company valuation history. Brandywine seeks stocks whose performance has deviated from their historical mean and likely will revert to this historical mean.

During the year of September 1, 2001, through August 31, 2002, there were three changes with respect to the International Equity Investments ("Portfolio") sub-advisers. Consulting Group recommended, and the Board of Trustees approved, the termination of SSgA Funds Management, eliminating all allocations to passive management as of June 28, 2002 and the termination of Zurich Scudder Investments, Inc. as of October 23, 2001. In addition, Deutsche Asset Management, Inc. was replaced by Deutsche Asset Management Investment Services Ltd. due to a restructuring at their parent company, Deutsche Bank AG, as of August 1, 2002. Allocation among sub-advisers was Oechsle 33%, Deutsche 33% and Brandywine 33%. The Portfolio underperformed both its benchmark and its Lipper peer group average. During the year, European markets were generally weak, resulting from increased investor pessimism. There were also renewed fears of terrorist activities and lackluster corporate profits. The dollar lost ground to both the Euro and the Yen during the year. In contrast to Europe, the Japanese market held up well, although the Portfolio was underweight to the market. With respect to sectors, technology, media and telecommunications continued to perform poorly, while the allocation to finance and energy were positive. Going forward, each of the sub-advisers intends to remain focused on its disciplined investment strategy.

The following graphs depict the performance of the International Equity Investments vs. the MSCI EAFE-GDP Weighted Index,/5/ MSCI EAFE-Capitalization Weighted Index/6/ and the Lipper International Funds Average./7/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) INTERNATIONAL EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the MSCI EAFE-GDP Weighted Index, MSCI EAFE-Capitalization Weighted Index and the Lipper International Funds Average

                                    [CHART]

     International    International                  MSCI
        Equity            Equity         MSCI        EAFE-
     Investments*      Investments    EAFE-GDP   Capitalization     Lipper
       (With            (Without       Weighted     Weighted     International
      TRAK Fee)         TRAK Fee)      Index**       Index       Funds Average**
    ---------------   -------------   ---------  --------------  -------------
    8/92     $10,000       $10,000      $10,000       $10,000         $10,000
    8/93      12,189        12,373       12,574        12,713          12,036
    8/94      14,018        14,445       14,089        14,129          13,927
    8/95      13,785        14,419       14,385        14,242          13,932
    8/96      14,154        15,030       15,426        15,387          15,273
    8/97      15,273        16,463       17,240        16,781          17,538
    8/98      15,577        17,045       18,403        16,758          17,348
    8/99      19,037        21,146       19,645        16,734          21,782
    8/00      22,348        25,200       21,782        18,332          25,928
    8/01      15,703        17,974       16,441        13,868          19,036
    8/02      12,982        15,085       13,845        11,795          16,240

The performance shown represents past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) INTERNATIONAL EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the MSCI EAFE-GDP Weighted Index, MSCI EAFE-Capitalization Weighted Index and the Lipper International Funds Average


                                         [CHART]

      International           International       MSCI
         Equity                  Equity         EAFE-GDP        MSCI               Lipper
      Investments*             Investments      Weighted   EAFE-Capitalization   International
     (With TRAK Fee)        (Without TRAK Fee)   Index**     Weighted Index     Funds Average**
     ---------------         ---------------    --------   -------------------  ---------------
     8/99       $10,000         $10,000         $10,000         $10,000            $10,000
     8/00        11,740          11,917          11,088          10,955             11,903
     8/01         8,249           8,500           8,369           8,287              8,739
     8/02         6,820           7,134           7,048           7,048              7,455





The performance shown represents past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 INTERNATIONAL EQUITY INVESTMENTS (unaudited)
 Average Annual Total Returns for Period Ended August 31, 2002

 Class A Shares              Without TRAK Fee With TRAK Fee*
------------------------------------------------------------
 Since inception (11/18/91)         3.59%           2.05%
 10 year                            4.20            2.64
 5 year                            (1.73)          (3.20)
 3 year                           (10.65)         (11.98)
 1 year                           (16.08)         (17.33)
-----------------------------------------------------------

                  See pages 16 through 18 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002


                     [CHART]

United Kingdom        22.3%
Japan                 19.7%
France                11.5%
Netherlands            7.4%
Switzerland            5.5%
Italy                  5.1%
Germany                4.8%
Spain                  3.5%
South Korea            3.3%
Australia              2.5%
Hong Kong              2.0%
Repurchase Agreement   3.6%
Other Stock            8.8%

                                    [Graphic]


Emerging Markets Equity Investments


 ABOUT THE SUB-ADVISERS

.. SSgA Funds Management, Inc. ("SSgA")
 Uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

.. F&C Emerging Markets Ltd. ("F&C")
 Active management style combines a rigorous top-down macroeconomic approach to country allocation with fundamental, bottom-up stock selection. Investment decisions are founded on the primary research undertaken by the in-house investment managers.

During the year of September 1, 2001, through August 31, 2002, there was one change with respect to Emerging Markets Equity Investments ("Portfolio") management. Consulting Group recommended, and the Board of Trustees approved, the termination of Baring Asset Management, Inc. as of October 16, 2001. The allocation to the sub-advisers at the end of the period was SSgA 50% and F&C 50%. During the year, the Portfolio underperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, and its Lipper Peer Group Average. Asia and Europe led performance, while Latin America dragged on performance. In general, the Portfolio benefited from positive country selection. Going forward, each of the sub-advisers intends to remain focused on its disciplined investment strategy.

The following graphs depict the performance of the Emerging Markets Equity Investments vs. the MSCI Emerging Markets Free Index/8 /and the Lipper Emerging Markets Funds Average./9 /


 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2002 (unaudited) EMERGING MARKETS EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Funds Average
                                    [CHART]

             Emerging           Emerging
              Markets            Markets           MSCI
               Equity             Equity          Emerging   Lipper Emerging
            Investments*       Investments        Markets      Markets Funds
          (With TRAK Fee)   (Without TRAK Fee)   Free Index      Average
          ---------------   ------------------   ----------  ---------------
4/20/94      $10,000            $10,000            $10,000        $10,000
8/94          11,797             11,863             12,008         11,576
8/95           9,863             10,068             10,039          9,849
8/96          10,521             10,901             10,421         10,714
8/97          11,388             11,978             10,899         12,475
8/98           5,667              6,051              5,421          6,704
8/99           8,673              9,401              9,339         10,363
8/00           9,380             10,321              9,927         12,223
8/01           6,437              7,190              7,165          8,727
8/31/02        6,507              7,378              7,342          9,020

The performance shown represents past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2002
  (unaudited)
 EMERGING MARKETS EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Funds Average

                                    [CHART]

            Emerging             Emerging
             Markets             Markets            MSCI
              Equity              Equity          Emerging     Lipper Emerging
           Investments*        Investments         Markets       Markets Funds
         (With TRAK Fee)    (Without TRAK Fee)    Free Index       Average
         ---------------    ------------------    ----------   ---------------
8/99       $10,000               $10,000           $10,000         $10,000
8/00        10,815                10,979            10,630          11,795
8/01         7,422                 7,648             7,673           8,420
8/02         7,503                 7,848             7,862           8,704


The performance shown represents past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 EMERGING MARKETS EQUITY INVESTMENTS (unaudited)
 Average Annual Total Returns for Period Ended August 31, 2002

 Class A Shares                     Without TRAK Fee With TRAK Fee*
-------------------------------------------------------------------
 Since inception (4/20/94)                 (3.57)%       (5.01)%
 5 year                                    (9.24)       (10.59)
 3 year                                    (7.76)        (9.13)
 1 year                                     2.62          1.09
------------------------------------------------------------------

                  See pages 16 through 18 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002

                   [CHART]


Brazil                                7.3%
Hong Kong                             6.0%
Malaysia                              5.5%
Mexico                                9.4%
Russia                                6.2%
South Africa                          6.9%
South Korea                          22.8%
Taiwan                               10.6%
Thailand                              3.4%
United Kingdom                        4.1%
Other Stocks                         12.3%
Repurchase Agreement                  5.5%

                                    [Graphic]



International Fixed Income Investments

 ABOUT THE SUB-ADVISER

.. Julius Baer Investment Management Inc. ("Julius Baer")
 Applies portfolio economic analysis to select a portfolio of high-quality, well-diversified foreign bonds. From a universe of 20 developed countries outside the U.S., the sub-adviser forecasts which bond markets offer the best opportunity to outperform the U.S. bond market, considering factors such as currencies, local bond market conditions, issuers and instruments. It pays particular attention to markets that offer attractive yields. The sub-adviser employs a proprietary computer model to analyze exchange rates to assist in its forecasts and to help manage the risk of the Portfolio.


During the year of September 1, 2001 through August 31, 2002, there were no changes with respect to International Fixed Income Investments ("Portfolio") management. The Portfolio is currently sub-advised by Julius Baer. The Portfolio underperformed its benchmark during the period under review, which experienced market turmoil and fundamental shifts. The Portfolio reflected these stresses, but still posted solid double-digit gains. During the year, the Federal Reserve cut interest rates and the 10-year yield fell from above 5% to below 4%, and the 30-year bond was defunct. In addition, the U.S. dollar, which the sub-adviser felt was long over-valued, fell just as the Euro advanced about 10%. The most serious negative was the continued widening of credit spreads. The Portfolio maintained zero weight in Japan and the sub-adviser continued to seek opportunities in other non-U.S. countries.

The following graphs depict the performance of the International Fixed Income Investments vs. the Salomon Smith Barney Non-U.S. Government Bond Index/10/ and the Lipper International Income Funds Average./11/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) INTERNATIONAL FIXED INCOME INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Salomon Smith Barney Non-U.S. Government Bond Index and the Lipper International Income Funds Average


                                    [CHART]

                                                  Salomon
          International        International    Smith Barney        Lipper
          Fixed Income         Fixed Income       Non-U.S.      International
           Investments*        Investments       Government     Income Funds
         (With TRAK Fee)    (Without TRAK Fee)   Bond Index       Average
         ---------------    -----------------    ----------    -------------
8/92       $10,000              $10,000            $10,000        $10,000
8/93        10,705               10,867             10,658         11,070
8/94        10,651               10,975             11,221         10,852
8/95        12,345               12,914             13,017         12,430
8/96        13,626               14,470             15,709         14,000
8/97        13,220               14,250             15,168         14,739
8/98        14,384               15,739             16,090         15,579
8/99        14,459               16,061             16,041         16,096
8/00        13,371               15,076             15,102         15,803
8/01        13,671               15,649             15,659         16,864
8/02        14,598               16,962             17,268         18,273


The performance shown represents past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) INTERNATIONAL FIXED INCOME INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Salomon Smith Barney Non-U.S. Government Bond Index and the Lipper International Income Funds Average

                                    [CHART]

        International       International  Salomon Smith Barney       Lipper
        Fixed Income        Fixed Income         Non-U.S.         International
        Investments*        Investments       Government Bond      Income Funds
       (With TRAK Fee)   (Without TRAK Fee)       Index               Average
       ---------------   ------------------       -----               -------
8/99      $10,000           $10,000             $10,000               $10,000
8/00        9,247             9,387               9,415                 9,818
8/01        9,455             9,743               9,762                10,477
8/02       10,096            10,561              10,765                11,353


The performance shown represents past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 INTERNATIONAL FIXED INCOME INVESTMENTS (unaudited)
 Average Annual Total Returns for Period Ended August 31, 2002

       Class A Shares                     Without TRAK Fee With TRAK Fee*
      -------------------------------------------------------------------
       Since inception (11/18/91)               6.30%           4.71%
       10 year                                  5.43            3.86
       5 year                                   3.55            2.00
       3 year                                   1.84            0.32
       1 year                                   8.39            6.78
      ------------------------------------------------------------------

                  See pages 16 through 18 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002

                   [CHART]



Germany                              20.7%
France                               20.6%
Canada                               11.2%
United Kingdom                        8.5%
Austria                               7.4%
New Zealand                           5.2%
Spain                                 4.6%
Norway                                3.5%
United States                         3.5%
Repurchase Agreement                  3.6%
Other Bonds                          11.2%

                                    [Graphic]



Balanced Investments

 ABOUT THE SUB-ADVISERS

.. INVESCO Institutional (N.A.), Inc. ("NAM")
 Blends the equity and fixed-income approaches described below. NAM always keeps the asset allocation close to the target range at 60% equity/40% fixed-income, but with a 5% range.
 -- The equity portion of the portfolio utilizes a core multiple attributes approach. The differentiating feature of this investment strategy is the multiple attribute diversification, which includes maintaining a 20%-50% exposure to each of its three chosen superior attributes--low P/E, yield and growth. The process includes the quantitative screening and scoring of equity issues followed by security analysis. NAM stays virtually fully invested at all times to capture the superior returns associated with equity investing.
 -- The core fixed-income philosophy is to provide consistent returns and protect capital, while controlling risk in every part of the investment process. The process emphasizes duration and term structure management, sector allocation and a disciplined security selection approach. Overall portfolio quality is consistently very high averaging "AA" or better.

During the year September 1, 2001 through August 31, 2002, Balanced Investments ("Portfolio") underperformed its benchmark and Lipper Peer Group Average. During the twelve months under review, there were no major changes in the Portfolio with respect to asset allocation. There was, however, a change in the sub-advisers to the Portfolio. In July, Consulting Group recommended, and the Board of Trustees approved, the hiring of NAM as the sole sub-adviser responsible for both fixed-income and equity management. The previous sub-advisers were Laurel Capital Advisors and Seix Investment Advisors.

The period under review saw extreme volatility resulting from fear of tension in the Middle East, possible attacks on Iraq, accounting quality/integrity concerns and ongoing anxiety about corporate profits deteriorating. The worst performing sectors were the utilities and financials, while the consumer discretionary and consumer staples were the best performing. Going forward the sub-adviser intends to remain focused on its investment strategy.

The following graphs depict the performance of the Balanced Investments vs. the Lehman Brothers Government/Credit Bond Index,/12/ S&P 500 Index,/13/ Lehman Brothers Aggregate Bond Index/14/ and the Lipper Balanced Funds Average./15/


 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2002 (unaudited) BALANCED INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Government/Credit Bond Index, S&P 500 Index, Lehman Brothers Aggregate Bond Index and the Lipper Balanced Funds Average

                              [CHART]

                                               Lehman Brothers
              Balanced          Balanced         Government/               Lipper       Lehman Brothers
            Investments         Investments         Credit     S&P 500     Balanced         Aggregate
          (With TRAK Fee)*  (Without TRAK Fee)  Bond Index++    Index    Funds Average     Bond Index++
          ----------------  ------------------  ------------  ---------  -------------   ---------------
2/16/1993     $10,000           $10,000           $10,000      $10,000     $10,000           $10,000
8/93           10,549            10,635            10,640       10,605      10,690            11,098
8/94           10,859            11,113            10,392       11,184      10,895            10,930
8/95           12,063            12,532            11,586       13,579      12,488            12,166
8/96           13,499            14,235            12,017       16,121      13,852            12,666
8/97           16,761            17,943            13,197       22,671      17,232            13,932
8/98           16,040            17,431            14,704       24,512      17,802            15,405
8/99           18,769            20,705            14,747       34,269      21,211            15,528
8/00           18,484            23,696            15,822       39,858      23,966            16,702
8/01           20,744            21,012            17,809       30,141      21,750            18,765
8/31/02        16,493            19,032            19,216       24,719      19,723            20,286


The performance shown represents past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2002 (unaudited) BALANCED INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Government/Credit Bond Index, S&P 500 Index, Lehman Brothers Aggregate Bond Index and the Lipper Balanced Funds Average

                                    [CHART]

                                            Lehman Brothers
           Balanced           Balanced         Government/                 Lipper Balanced  Lehman Brothers
         Investments        Investments           Credit        S & P 500       Funds          Aggregate
       (With TRAK Fee)*  (Without TRAK Fee)   Bond Index++        Index        Average        Bond Index++
       ----------------  ------------------   --------------    ---------  ---------------  ---------------
8/99        $10,000           $10,000            $10,000       $10,000        $10,000         $10,000
8/00         11,274            11,445             10,729        11,631         11,299          10,756
8/01          9,848            10,148             12,077         8,795         10,254          12,084
8/02          8,787             9,192             13,031         7,213          9,298          13,064


The performance shown represents past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 BALANCED INVESTMENTS (unaudited)
 Average Annual Total Returns for Period Ended August 31, 2002

 Class A Shares             Without TRAK Fee With TRAK Fee*
-----------------------------------------------------------
 Since inception (2/16/93)        6.98%            5.39%
 5 year                           1.18            (0.32)
 3 year                          (2.77)           (4.22)
 1 year                          (9.42)          (10.77)
----------------------------------------------------------

                  See pages 16 through 18 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2002

                                    [CHART]

Common Stock                 58.0%
U.S. Treasury Obligations     2.9%
Corporate Bonds and Notes    26.9%
Asset-Backed Securities       0.7%
Mortgage-Backed Securities    8.6%
Repurchase Agreement          2.9%

FOOTNOTES

 *  The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

 #  As a percentage of total investments. The Portfolio is subject to change.

** It is the opinion of the management that the Lipper International Funds Average more accurately reflects the current composition of the Consulting Group Capital Markets Funds-International Equity Investments rather than MSCI EAFE-GDP Weighted Index. In future reporting, the Lipper International Funds Average will be used as the basis of comparison of total return performance rather than the MSCI EAFE-GDP Weighted Index.

 +  Percentage represents less than 0.01%.

 ++ It is the opinion of the management that the Lehman Brothers Aggregate Bond
    Index more accurately reflects the current composition of the Consulting Group Capital Markets Funds-Balanced Investments rather than Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index. In future reporting, the Lehman Brothers Aggregate Bond Index will be used as the basis of comparison of total return performance rather than the Lehman Brothers Government/Credit Bond Index.

 1 The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 2 The Lipper Small Cap Value Funds Average is comprised of the Portfolio's peer group of mutual funds which limit their investments to small cap value companies.

 3 The Russell 2000 Growth Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 4 The Lipper Small Cap Growth Funds Average is comprised of the Portfolio's peer group of mutual funds which limit their investments to small cap growth companies.

 5 The Morgan Stanley Capital International EAFE-GDP Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country's gross domestic product. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 6 The Morgan Stanley Capital International EAFE Capitalization Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country's market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 7 The Lipper International Funds Average is an equally weighted average of the funds that invest their assets in securities with primary trading markets outside of the United States for the period.

 8 The Morgan Stanley Capital International Emerging Markets Free Index is an index comprised of thirteen emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 9 The Lipper Emerging Markets Funds Average is an equally weighted average of the funds that seek long-term capital appreciation by investing at least
    65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

10 The Salomon Smith Barney Non-U.S. Government Bond Index (unhedged) is an index subset of the Salomon Smith Barney World Bond Index that excludes corporate bonds denominated in U.S. dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

11 The Lipper International Income Funds Average is an equally weighted average of the funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness for the period.

12 The Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

13 The S&P 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

14 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and also includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Please note that an investor cannot invest directly in an index.

15 Lipper Balanced Funds Average is an average of the reinvested performance of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges 60 percent/40 percent, respectively.

          Schedules of Investments
          August 31, 2002


Small Capitalization Value Equity Investments
-----------------------------------------------------

Shares              Security                Value
-----------------------------------------------------
COMMON STOCK -- 97.5%

Advertising -- 0.5%
121,450 Harte-Hanks, Inc................ $  2,495,798
                                         ------------

Aerospace and Defense -- 1.0%
 56,000 Esterline Technologies Corp.*...    1,044,400
189,000 GenCorp Inc.+...................    2,050,650
185,000 Kaman Corp., Class A Shares.....    2,075,700
                                         ------------
                                            5,170,750
                                         ------------

Agriculture -- 0.7%
 58,000 Universal Corp..................    2,224,300
 83,000 Vector Group Ltd.+..............    1,161,170
                                         ------------
                                            3,385,470
                                         ------------

Apparel -- 1.3%
 84,000 Kellwood Co.....................    2,093,280
132,000 Russell Corp....................    2,109,360
 31,550 The Timberland Co.*.............    1,189,120
147,450 Unifi, Inc.*....................    1,105,875
                                         ------------
                                            6,497,635
                                         ------------

Auto Manufacturers -- 0.8%
 90,000 ArvinMeritor, Inc...............    2,105,100
 29,100 BorgWarner, Inc.+...............    1,752,984
                                         ------------
                                            3,858,084
                                         ------------

Banks -- 3.0%
111,000 BancorpSouth, Inc...............    2,281,050
 77,100 Hudson United Bancorp...........    2,226,648
239,850 NBT Bancorp Inc.................    4,149,405
 84,000 Old National Bancorp+...........    2,175,600
 97,000 Susquehanna Bancshares, Inc.....    2,263,980
 50,000 UMB Financial Corp..............    2,000,000
                                         ------------
                                           15,096,683
                                         ------------

Beverages -- 0.4%
 63,050 The Robert Mondavi Corp.*+......    1,984,814
                                         ------------

Biotechnology -- 0.2%
 79,850 Serologicals Corp.*.............      955,805
                                         ------------

Building Materials -- 3.4%
 84,000 Butler Manufacturing Co.........    2,058,000
 66,000 Florida Rock Industries, Inc.+..    2,228,160
243,500 Martin Marietta Materials, Inc.+    8,921,840
110,000 Universal Forest Products, Inc..    2,223,100
 65,000 York International Corp.........    2,073,500
                                         ------------
                                           17,504,600
                                         ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Value Equity Investments
---------------------------------------------------------

 Shares                Security                 Value
---------------------------------------------------------

Chemicals -- 3.1%
   65,500 The Lubrizol Corp................. $  2,043,600
  516,100 Lyondell Chemical Co.+............    7,395,713
2,140,100 Terra Industries Inc.*............    4,173,195
  151,000 Wellman, Inc.+....................    2,274,060
                                             ------------
                                               15,886,568
                                             ------------

Coal -- 0.7%
  140,000 Fording Inc.......................    2,102,800
  163,000 Massey Energy Co..................    1,328,450
                                             ------------
                                                3,431,250
                                             ------------

Commercial Services -- 3.1%
   85,000 Albany Molecular Research, Inc.*+.    1,666,850
   60,000 Banta Corp........................    2,252,400
   73,000 Chemed Corp.+.....................    2,449,150
  115,050 Forrester Research, Inc.*+........    1,797,081
  108,100 Landauer, Inc.....................    3,535,951
  105,000 McGrath Rentcorp..................    2,027,550
  194,350 Quanta Services, Inc.*............      515,027
    4,100 Spherion Corp.*...................       33,825
   59,950 Watson Wyatt & Co. Holdings*+.....    1,232,572
                                             ------------
                                               15,510,406
                                             ------------

Computers -- 1.2%
   80,500 Diebold, Inc.+....................    2,901,220
1,652,200 Scitex Corp. Ltd.*................    3,453,098
                                             ------------
                                                6,354,318
                                             ------------

Distribution/Wholesale -- 1.2%
   68,000 Hughes Supply, Inc................    1,953,640
  137,000 Owens & Minor, Inc.+..............    1,979,650
   84,000 United Stationers Inc.*...........    2,310,000
                                             ------------
                                                6,243,290
                                             ------------

Electric -- 2.4%
   43,000 CH Energy Group, Inc.+............    2,085,500
  188,150 Cleco Corp........................    3,132,697
   53,000 Hawaiian Electric Industries, Inc.    2,388,180
  122,000 OGE Energy Corp.+.................    2,342,400
  111,000 PNM Resources Inc.................    2,450,880
                                             ------------
                                               12,399,657
                                             ------------

Electrical Component and Equipment -- 3.8%
   49,550 AMETEK, Inc.+.....................    1,704,520
  509,050 Belden Inc.+......................    8,506,225
  683,700 GrafTech International Ltd.*+.....    5,920,842
   75,850 Littelfuse, Inc.*.................    1,523,068
  113,250 Rayovac Corp.*+...................    1,540,200
                                             ------------
                                               19,194,855
                                             ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Value Equity Investments
------------------------------------------------------------

Shares                 Security                    Value
------------------------------------------------------------

Electronics -- 0.3%
112,750 Trimble Navigation Ltd.*............... $  1,578,500
                                                ------------

Environmental Control -- 0.4%
 94,800 Ionics, Inc.*+.........................    2,099,820
                                                ------------

Financial Services - Diversified -- 1.4%
351,050 DVI, Inc.*.............................    5,244,687
133,400 SWS Group, Inc.+.......................    1,830,248
  8,330 Westwood Holdings Group, Inc.+.........      120,785
                                                ------------
                                                   7,195,720
                                                ------------

Food -- 3.5%
 83,000 Corn Products International, Inc.......    2,324,000
 93,050 Fleming Cos., Inc.+....................      939,805
 94,000 Fresh Del Monte Produce Inc.+..........    2,552,100
124,000 Lance, Inc.............................    1,484,280
259,000 Nash-Finch Co.+........................    5,420,870
100,000 Sensient Technologies Corp.+...........    2,237,000
269,250 Wild Oats Markets, Inc.*+..............    3,026,370
                                                ------------
                                                  17,984,425
                                                ------------

Forest Products and Paper -- 2.2%
128,900 Pope & Talbot, Inc.+...................    1,711,792
153,000 Rock-Tenn Co., Class A Shares..........    2,493,900
282,250 Schweitzer-Mauduit International, Inc.+    6,929,238
                                                ------------
                                                  11,134,930
                                                ------------

Gas -- 3.5%
106,000 Atmos Energy Corp.+....................    2,272,640
 88,000 Energen Corp...........................    2,332,880
 79,000 Northwest Natural Gas Co...............    2,215,950
106,010 NUI Corp.+.............................    2,160,484
 74,000 Peoples Energy Corp....................    2,473,080
 64,000 UGI Corp...............................    2,249,600
 98,000 Vectren Corp.+.........................    2,303,000
 83,000 WGL Holdings, Inc......................    2,006,940
                                                ------------
                                                  18,014,574
                                                ------------

Hand/Machine Tools -- 1.2%
 91,000 Lincoln Electric Holdings, Inc.........    2,212,210
  9,500 Milacron Inc.+.........................       65,075
106,000 Regal-Beloit Corp......................    2,067,000
 58,800 Snap-on Inc............................    1,661,688
                                                ------------
                                                   6,005,973
                                                ------------

Healthcare -- 2.6%
 59,000 Arrow International, Inc.+.............    2,065,000
 47,000 Cooper Cos., Inc.+.....................    2,133,330
 53,000 DENTSPLY International Inc.............    2,102,510
 69,000 Invacare Corp.+........................    2,415,000


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Value Equity Investments
------------------------------------------------------------------

Shares                    Security                       Value
------------------------------------------------------------------

Healthcare -- 2.6% (continued)
 51,760 Vital Signs, Inc.+..........................  $  1,591,620
 97,560 Zoll Medical Corp.*.........................     3,130,798
                                                     -------------
                                                        13,438,258
                                                     -------------

Home Furnishings -- 0.5%
149,000 Kimball International, Inc., Class B Shares.     2,200,730
 59,100 Universal Electronics Inc.*.................       573,329
                                                     -------------
                                                         2,774,059
                                                     -------------

Household Products/Wares -- 3.6%
224,000 Ennis Business Forms, Inc.+.................     2,667,840
 65,000 Russ Berrie and Co., Inc....................     2,185,300
 42,550 The Scotts Co., Class A Shares*.............     2,073,462
128,000 Tupperware Corp.............................     2,334,720
491,550 Wallace Computer Services, Inc.+............     9,103,506
                                                     -------------
                                                        18,364,828
                                                     -------------

Housewares -- 0.2%
 36,150 Libbey Inc..................................     1,098,960
                                                     -------------

Insurance -- 6.7%
 68,000 AmerUs Group Co.+...........................     2,175,320
160,000 CNA Surety Corp.............................     2,115,200
 54,000 Delphi Financial Group, Inc., Class A Shares     2,154,600
 66,250 HCC Insurance Holdings, Inc.+...............     1,606,563
239,400 IPC Holdings, Ltd...........................     7,225,092
 64,000 LandAmerica Financial Group, Inc............     2,316,800
 34,500 Markel Corp.*+..............................     7,198,425
156,150 Mercury General Corp.+......................     7,026,750
134,000 Presidential Life Corp......................     2,144,000
                                                     -------------
                                                        33,962,750
                                                     -------------

Iron/Steel -- 1.1%
771,150 Ryerson Tull, Inc...........................     5,706,510
                                                     -------------

Leisure Time -- 1.8%
509,200 Arctic Cat Inc.+............................     7,612,540
108,400 Callaway Golf Co.+..........................     1,607,572
                                                     -------------
                                                         9,220,112
                                                     -------------

Machinery - Diversified -- 1.5%
231,700 Robbins & Myers, Inc.+......................     4,381,447
115,750 Stewart & Stevenson Services, Inc.+.........     1,331,125
 42,000 Tecumseh Products Co., Class A Shares.......     2,042,040
                                                     -------------
                                                         7,754,612
                                                     -------------

Manufacturing - Miscellaneous -- 3.1%
 75,300 Actuant Corp., Class A Shares...............     2,880,225
146,000 Acuity Brands, Inc..........................     2,044,000
109,000 Barnes Group Inc.+..........................     2,180,000
 71,600 CLARCOR Inc.................................     2,198,120
 68,000 Harsco Corp.................................     2,063,800


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Value Equity Investments
--------------------------------------------------------------

 Shares                   Security                   Value
--------------------------------------------------------------

Manufacturing - Miscellaneous -- 3.1% (continued)
   55,000    Lancaster Colony Corp............... $  2,265,450
  160,000    Sturm, Ruger & Co., Inc.+...........    2,091,200
                                                  ------------
                                                    15,722,795
                                                  ------------

Media -- 0.4%
  213,000    Hollinger International Inc.+.......    2,098,050
                                                  ------------

Metal Fabricate/Hardware -- 0.8%
  110,000    Commercial Metals Co................    2,081,200
   87,000    Precision Castparts Corp............    1,981,860
                                                  ------------
                                                     4,063,060
                                                  ------------

Mining -- 0.6%
  282,000    Goldcorp Inc.+......................    2,949,720
                                                  ------------

Office Furnishings -- 1.7%
  578,260    CompX International Inc.+...........    6,158,469
  168,750    Herman Miller, Inc.+................    2,613,938
                                                  ------------
                                                     8,772,407
                                                  ------------

Oil and Gas Producers -- 4.8%
  154,000    Berry Petroleum Co., Class A Shares.    2,679,600
  115,000    Cabot Oil & Gas Corp................    2,558,750
  101,100    Forest Oil Corp.*+..................    2,651,853
   74,000    Helmerich & Payne, Inc..............    2,698,040
  166,500    Ocean Energy Inc....................    3,489,840
  101,000    Patina Oil & Gas Corp...............    2,812,850
   44,881    Southern Pacific Petroleum NL*+.....      498,179
  114,000    St. Mary Land & Exploration Co.+....    2,710,920
  145,400    Vintage Petroleum, Inc.+............    1,474,356
  135,000    XTO Energy, Inc.....................    2,733,750
                                                  ------------
                                                    24,308,138
                                                  ------------

Oil and Gas Services -- 3.2%
1,153,000    Input/Output, Inc.*+................    9,569,900
1,065,350    Stolt Offshore S.A. ADR*+...........    5,071,066
  110,700    Veritas DGC Inc.*...................    1,433,565
                                                  ------------
                                                    16,074,531
                                                  ------------

Packaging and Containers -- 1.4%
  701,700    Intertape Polymer Group, Inc.*+.....    6,953,847
                                                  ------------

Pharmaceuticals -- 0.6%
  138,500    Omnicare, Inc.+.....................    3,084,395
                                                  ------------

Pipelines -- 0.5%
  113,000    National Fuel Gas Co................    2,291,640
                                                  ------------

Real Estate Investment Trusts -- 4.9%
   56,000    CBL & Associates Properties, Inc....    2,184,000
   76,000    First Industrial Realty Trust, Inc..    2,515,600
  372,550    Glimcher Realty Trust...............    6,731,979


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Value Equity Investments
-------------------------------------------------------------------

Shares                     Security                       Value
-------------------------------------------------------------------

Real Estate Investment Trusts -- 4.9% (continued)
 50,000 Health Care Property Investors, Inc........... $  2,150,000
 70,000 Healthcare Realty Trust, Inc..................    2,249,800
113,000 New Plan Excel Realty Trust...................    2,212,540
 78,000 Prentiss Properties Trust.....................    2,281,500
 75,000 Shurgard Storage Centers, Inc., Class A Shares    2,445,000
135,000 United Dominion Realty Trust, Inc.............    2,242,350
                                                       ------------
                                                         25,012,769
                                                       ------------

Retail -- 8.6%
 83,650 American Eagle Outfitters, Inc.*+.............    1,230,492
 81,000 Bob Evans Farms, Inc..........................    1,965,060
137,300 Borders Group, Inc.*..........................    2,589,478
 99,000 Brown Shoe Co.+...............................    2,010,690
117,000 Burlington Coat Factory Warehouse Corp........    2,306,070
212,500 Casey's General Stores, Inc...................    2,575,500
 90,050 CBRL Group, Inc...............................    2,312,484
103,000 Claire's Stores, Inc.+........................    2,191,840
483,150 Cole National Corp.*..........................    7,121,631
299,100 Nu Skin Enterprises, Inc.+....................    3,738,750
102,000 RARE Hospitality International, Inc.*+........    2,663,220
898,150 Smart & Final Inc.*...........................    4,490,750
464,550 The Steak N Shake Co.*........................    6,317,880
106,000 World Fuel Services Corp......................    2,030,960
                                                       ------------
                                                         43,544,805
                                                       ------------

Savings and Loans -- 2.7%
 69,600 Astoria Financial Corp........................    2,330,208
 90,000 Commercial Federal Corp.......................    2,295,000
358,600 Ocwen Financial Corp.*........................    1,237,170
104,000 Seacoast Financial Services Corp.+............    2,293,200
 87,000 Washington Federal, Inc.......................    2,230,680
 85,600 Webster Financial Corp........................    3,264,784
                                                       ------------
                                                         13,651,042
                                                       ------------

Semiconductors -- 1.6%
445,550 Cohu, Inc.+...................................    6,304,532
125,700 Ultratech Stepper, Inc.*......................    1,597,647
                                                       ------------
                                                          7,902,179
                                                       ------------

Software -- 1.8%
171,000 Autodesk, Inc.................................    2,274,300
708,900 Schawk, Inc.+.................................    7,074,822
                                                       ------------
                                                          9,349,122
                                                       ------------

Telecommunications -- 0.2%
149,150 Powerwave Technologies, Inc.*.................      924,730
                                                       ------------

Transportation -- 2.9%
 89,000 Alexander & Baldwin, Inc......................    2,037,208
243,350 Covenant Transport, Inc., Class A Shares*.....    4,387,600
369,200 Sea Containers Ltd., Class A Shares+..........    4,061,200


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Value Equity Investments
----------------------------------------------------------------------------

  Shares                        Security                           Value
----------------------------------------------------------------------------

Transportation -- 2.9% (continued)
     66,000 Teekay Shipping Corp.+............................ $   2,079,000
     83,000 USFreightways Corp................................     2,241,000
                                                               -------------
                                                                  14,806,008
                                                               -------------

Trucking and Leasing -- 0.4%
     83,000 GATX Corp.+.......................................     2,019,390
                                                               -------------
            TOTAL COMMON STOCK (Cost -- $497,550,206).........   495,832,642
                                                               -------------

   Face
  Amount
-----------
REPURCHASE AGREEMENTS -- 2.5%
$12,485,000 Merrill Lynch & Co., Inc., 1.750% due 9/3/02;
             Proceeds at maturity -- $12,487,428; (Fully
             collateralized by Federal National Mortgage
             Association, Federal Home Loan Mortgage Corp.,
             Federal Home Loan Bank Notes and Bonds, 0.000%
             to 6.360% due 9/6/02 to 10/3/16; Market
             value -- $12,734,700)............................    12,485,000
    215,000 State Street Bank and Trust Co., 1.770% due
             9/3/02; Proceeds at maturity -- $215,042; (Fully
             collateralized by U.S. Treasury Notes, 2.875%
             due 6/30/04; Market value -- $219,300)...........       215,000
                                                               -------------
            TOTAL REPURCHASE AGREEMENTS (Cost -- $12,700,000).    12,700,000
                                                               -------------
            TOTAL INVESTMENTS -- 100% (Cost -- $510,250,206**)  $508,532,642
                                                               =============

--------
*  Non-income producing security.
+  All or a portion of this security is on loan (See Note 12).
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
--------------------------------------------------------------

Shares                  Security                     Value
--------------------------------------------------------------
COMMON STOCK -- 96.8%

Advertising -- 0.6%
167,900 Getty Images, Inc.+...................... $  3,025,558
                                                  ------------

Aerospace and Defense -- 2.8%
 14,500 Alliant Techsystems Inc..................      989,190
214,800 Armor Holdings, Inc.+....................    3,232,740
  4,100 Curtiss-Wright Corp.+*...................      225,090
 60,400 DRS Technologies, Inc.+..................    2,228,760
 88,300 Elbit Systems Ltd.*......................    1,444,588
117,900 GenCorp Inc.+*...........................    1,279,215
 96,700 United Defense Industries, Inc...........    2,170,915
 60,600 United Industrial Corp.*.................    1,205,940
 38,500 Veridian Corp............................      766,150
                                                  ------------
                                                    13,542,588
                                                  ------------

Airlines -- 0.9%
234,400 Atlantic Coast Airlines Holdings, Inc....    2,901,872
109,100 SkyWest, Inc.+*..........................    1,700,651
                                                  ------------
                                                     4,602,523
                                                  ------------

Apparel -- 0.3%
 25,300 The Gymboree Corp........................      402,523
 33,200 K-Swiss Inc.+*...........................      622,500
 23,500 Mossimo, Inc.+...........................      151,575
 35,400 Skechers U.S.A., Inc.....................      549,054
                                                  ------------
                                                     1,725,652
                                                  ------------

Auto Manufacturers -- 0.1%
  5,800 Oshkosh Truck Corp.*.....................      326,830
                                                  ------------

Auto Parts and Equipment -- 0.3%
 24,400 Aftermarket Technology Corp..............      378,444
 11,100 Modine Manufacturing Co.*................      227,217
 17,800 Superior Industries International, Inc.+*      855,824
                                                  ------------
                                                     1,461,485
                                                  ------------

Banking -- 5.0%
 14,540 Arrow Financial Corp.*...................      466,007
 10,400 Bank of the Ozarks, Inc.+*...............      273,728
109,300 East West Bancorp, Inc.*.................    3,962,125
 14,500 F.N.B. Corp.+*...........................      449,659
 20,600 First BanCorp.*..........................      850,780
132,100 Greater Bay Bancorp+*....................    3,328,920
 46,559 Humboldt Bancorp+*.......................      599,214
 34,400 Independent Bank Corp. of Massachusetts*.      705,544
 20,500 Independent Bank Corp. of Michigan*......      667,275
  8,100 Pacific Capital Bancorp*.................      216,513
  7,600 Peapack-Gladstone Financial Corp.+*......      474,772
 14,860 PennRock Financial Services Corp.*.......      436,884
  1,300 PrivateBancorp, Inc.+*...................       40,300


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
--------------------------------------------------------------------

Shares                     Security                        Value
--------------------------------------------------------------------

Banking -- 5.0% (continued)
 42,800 Prosperity Bancshares, Inc.*................... $    815,768
 57,100 R&G Financial Corp.*...........................    1,346,418
 19,800 Sandy Spring Bancorp, Inc.*....................      650,430
 78,300 Silicon Valley Bancshares+.....................    1,774,278
 86,800 Southwest Bancorporation of Texas, Inc.+.......    3,296,664
 77,000 UCBH Holdings, Inc.*...........................    2,959,880
 28,090 Umpqua Holdings Corp.*.........................      445,226
 14,500 Virginia Financial Group, Inc.*................      462,115
                                                        ------------
                                                          24,222,500
                                                        ------------

Biotechnology -- 2.3%
 73,700 Affymetrix, Inc.+..............................    1,327,337
 16,500 Applied Molecular Evolution, Inc...............       76,065
 45,800 Bio-Rad Laboratories, Inc.+....................    1,921,310
 11,100 Charles River Laboratories International, Inc.+      439,005
  1,700 Digene Corp....................................       13,634
237,200 Exelixis, Inc.+................................    1,171,768
233,800 Gene Logic Inc.+...............................    1,872,738
 36,300 Genencor International Inc.+...................      340,494
 68,300 Invitrogen Corp.+..............................    2,431,480
 15,800 Myriad Genetics, Inc.+.........................      271,286
 40,300 Transkaryotic Therapies, Inc.+.................    1,395,992
                                                        ------------
                                                          11,261,109
                                                        ------------

Building Materials -- 0.5%
 77,100 ElkCorp*.......................................    1,291,425
 17,000 The Genlyte Group Inc..........................      657,050
 28,800 LSI Industries Inc.*...........................      281,088
  6,100 Trex Co., Inc..................................      173,301
                                                        ------------
                                                           2,402,864
                                                        ------------

Chemicals -- 0.5%
 57,600 Airgas, Inc....................................      887,040
 31,800 Crompton Corp.*................................      354,570
 23,400 Georgia Gulf Corp.*............................      596,700
 13,700 Olin Corp.+*...................................      260,300
 21,700 RPM, Inc.*.....................................      331,576
                                                        ------------
                                                           2,430,186
                                                        ------------

Coal -- 0.7%
188,200 Arch Coal, Inc.+*..............................    3,444,060
                                                        ------------

Commercial Services -- 6.4%
 70,900 AMN Healthcare Services, Inc.+.................    1,722,870
  8,000 Bright Horizons Family Solutions, Inc..........      223,600
 88,200 Career Education Corp..........................    3,932,838
 53,800 Corinthian Colleges, Inc.+.....................    2,004,050
 86,300 The Corporate Executive Board Co.+.............    2,537,220
 97,200 CoStar Group Inc...............................    2,341,548
112,100 Cross Country, Inc.+...........................    1,604,151
104,200 DeVry, Inc.....................................    1,876,642


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
-------------------------------------------------------------

Shares                  Security                    Value
-------------------------------------------------------------

Commercial Services -- 6.4% (continued)
 62,800 ITT Educational Services, Inc........... $  1,133,540
 51,400 Kroll Inc...............................      971,974
292,200 Labor Ready, Inc.+......................    1,986,960
132,500 Pharmaceutical Product Development, Inc.    2,952,100
 43,700 Plexus Corp.+...........................      638,894
 10,352 The Princeton Review, Inc...............       63,975
126,100 Quintiles Transnational Corp............    1,264,783
 26,200 Right Management Consultants, Inc.+.....      572,470
251,300 Sylvan Learning Systems, Inc............    3,565,947
240,500 TeleTech Holdings, Inc..................    1,515,150
                                                 ------------
                                                   30,908,712
                                                 ------------

Computers -- 2.4%
 37,300 CACI International Inc..................    1,389,425
 40,000 Catapult Communications Corp.+..........      466,800
137,500 Digimarc Corp.+.........................    1,260,875
 43,800 Drexler Technology Corp.+...............      705,618
 12,900 Dynamics Research Corp.*................      236,070
 52,100 Iomega Corp.+...........................      631,452
 25,750 Kronos Inc..............................      668,470
 64,400 Manhattan Associates, Inc.+.............    1,434,188
 84,200 NetScreen Technologies, Inc.+...........    1,004,506
 53,700 Pomeroy Computer Resources, Inc.........      635,808
    900 Radiant Systems, Inc....................        8,622
196,200 Silicon Storage Technology, Inc.........    1,061,442
 42,400 SRA International, Inc..................    1,074,416
 88,400 Systems & Computer Technology Corp......      557,804
 47,100 TiVo Inc.+..............................      191,697
 28,800 Tripos, Inc.+...........................      245,664
 46,800 Western Digital Corp....................      190,008
                                                 ------------
                                                   11,762,865
                                                 ------------

Cosmetics/Personal Care -- 0.2%
 11,000 Chattem, Inc.+..........................      415,250
 36,800 Elizabeth Arden, Inc.+..................      351,808
                                                 ------------
                                                      767,058
                                                 ------------

Distribution/Wholesale -- 0.2%
 12,700 ScanSource, Inc.+.......................      764,413
                                                 ------------

Diversified Financial Services -- 0.5%
 49,800 Friedman, Billings, Ramsey Group, Inc.+.      541,824
  7,400 Jefferies Group, Inc.+*.................      324,934
 44,700 New Century Financial Corp.+*...........    1,374,078
 29,200 World Acceptance Corp...................      226,300
                                                 ------------
                                                    2,467,136
                                                 ------------

Electrical Computer and Equipment -- 1.7%
 36,800 Powell Industries, Inc..................      649,888
203,800 Power-One, Inc.+........................      862,074
238,500 Wilson Greatbatch Technologies, Inc.+...    6,630,300
                                                 ------------
                                                    8,142,262
                                                 ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
---------------------------------------------------------

Shares                Security                  Value
---------------------------------------------------------

Electronics -- 2.8%
 32,600 Analogic Corp.*..................... $  1,401,800
 17,800 Checkpoint Systems, Inc.+...........      204,700
 37,900 Cubic Corp.*........................      796,658
 70,500 Cymer, Inc.+........................    1,706,100
 41,100 Electro Scientific Industries, Inc.+      764,049
 20,300 Excel Technology, Inc...............      462,637
 11,400 Fisher Scientific International Inc.      327,864
 36,400 Keithley Instruments, Inc.*.........      505,960
 33,900 OSI Systems, Inc.+..................      596,301
 79,000 Paxar Corp..........................    1,260,050
246,600 Pemstar Inc.+.......................      246,600
 11,500 Rogers Corp.........................      316,250
148,700 Signal Technology Corp..............    1,262,463
 38,600 Technitrol, Inc.*...................      768,526
 47,200 TTM Technologies, Inc.+.............      142,544
 70,100 Varian Inc..........................    2,210,954
 14,900 Woodward Governor Co.*..............      715,200
                                             ------------
                                               13,688,656
                                             ------------

Entertainment -- 1.8%
146,400 Alliance Gaming Corp................    2,225,280
  9,500 Argosy Gaming Co....................      266,000
 16,400 GTECH Holdings Corp.................      314,060
 42,200 International Speedway Corp.*.......    1,633,984
 56,700 Isle of Capri Casinos, Inc.+........    1,202,040
 47,800 Penn National Gaming, Inc.+.........      874,740
126,775 Shuffle Master, Inc.+...............    2,266,737
                                             ------------
                                                8,782,841
                                             ------------

Environmental Control -- 2.0%
124,500 Ionics Inc.+........................    2,757,675
 89,500 Stericycle, Inc.+...................    2,778,080
121,800 Waste Connections, Inc.+............    4,217,934
                                             ------------
                                                9,753,689
                                             ------------

Food -- 0.6%
  6,000 American Italian Pasta Co.+.........      222,480
 47,800 Del Monte Foods Co..................      505,246
 72,800 Hain Celestial Group, Inc.+.........    1,049,776
 16,300 International Multifoods Corp.*.....      339,855
 48,600 United Natural Foods, Inc.+.........      984,150
                                             ------------
                                                3,101,507
                                             ------------

Gas -- 0.3%
 40,000 UGI Corp.*..........................    1,406,000
                                             ------------

Hand/Machine Tools -- 0.1%
 21,000 Baldor Electric Co.*................      430,500
                                             ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
------------------------------------------------------------

Shares                 Security                    Value
------------------------------------------------------------

Healthcare - Products -- 5.2%
224,800 ArthroCare Corp.+...................... $  3,046,040
 67,800 Biosite Inc.+..........................    1,353,288
 38,005 Bruker Daltonics, Inc.+................      175,963
 32,300 Cholestech Corp.+......................      450,908
 45,000 The Cooper Cos., Inc.+*................    2,042,550
 23,500 CTI Molecular Imaging, Inc.+...........      517,000
 21,200 Diagnostic Products Corp.+*............      850,120
 31,600 Immucor, Inc.+.........................      846,564
 70,300 Lifecore Biomedical, Inc.+.............      582,084
133,700 MedSource Technologies, Inc.+..........    1,203,300
 56,573 Mentor Corp.*..........................    1,870,360
112,600 Oakley, Inc.+..........................    1,475,060
100,900 PolyMedica Corp.+......................    2,463,978
 51,300 Possis Medical, Inc....................      646,380
326,400 PSS World Medical, Inc.................    2,330,496
 32,200 Quidel Corp............................      169,694
 35,800 Techne Corp.+..........................    1,016,434
182,400 Therasense, Inc.+......................    3,119,040
 66,600 Wright Medical Group, Inc..............    1,346,652
                                                ------------
                                                  25,505,911
                                                ------------

Healthcare - Services -- 3.3%
156,500 Alliance Imaging, Inc.+................    1,917,125
 19,600 American Healthways, Inc.+.............      334,572
 10,400 Apria Healthcare Group Inc.............      240,032
122,300 Community Health Systems Inc.+.........    2,922,970
 21,300 Covance Inc.+..........................      415,776
 27,700 LabOne, Inc.+*.........................      578,930
 21,200 LifePoint Hospitals, Inc.+.............      641,088
176,600 Manor Care, Inc.+......................    4,139,504
 36,750 Option Care, Inc.......................      412,703
 43,200 Pediatrix Medical Group, Inc.+.........    1,451,088
187,300 Select Medical Corp....................    2,743,945
                                                ------------
                                                  15,797,733
                                                ------------

Home Builders -- 0.1%
  5,600 Beazer Homes USA, Inc.+................      359,408
                                                ------------

Household Products/Wares -- 0.3%
 10,100 Wallace Computer Services, Inc.*.......      187,052
 56,600 The Yankee Candle Co., Inc.+...........    1,087,852
                                                ------------
                                                   1,274,904
                                                ------------

Housewares -- 0.1%
 12,700 Libbey Inc.*...........................      386,080
                                                ------------

Insurance -- 2.6%
 74,000 Arch Capital Group Ltd.+...............    2,072,740
120,400 Converium Holding AG...................    2,810,136
 38,100 IPC Holdings, Ltd.*....................    1,149,858
 93,400 Philadelphia Consolidated Holding Corp.    3,382,948


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
--------------------------------------------------------

Shares               Security                  Value
--------------------------------------------------------

Insurance -- 2.6% (continued)
 68,400 RenaissanceRe Holdings Ltd.+*...... $  2,387,160
137,100 Universal American Financial Corp..      843,165
                                            ------------
                                              12,646,007
                                            ------------

Internet -- 1.5%
153,300 Alloy, Inc.+.......................    1,649,508
139,700 Digital Insight Corp...............    2,277,110
 27,600 eResearch Technology, Inc.+........      451,260
225,900 Netopia, Inc.+.....................      438,246
 71,800 Network Associates, Inc.+..........      933,400
 23,000 Overture Services, Inc.............      465,796
 86,100 Primus Knowledge Solutions, Inc....       48,216
 45,400 ProcureNet, Inc....................            0
982,402 Riverstone Networks, Inc.+.........      884,162
 21,200 Websense, Inc.+....................      361,248
                                            ------------
                                               7,508,946
                                            ------------

Leisure Time -- 0.2%
 14,600 Arctic Cat Inc.*...................      218,270
 21,600 The Nautilus Group, Inc.+..........      684,936
                                            ------------
                                                 903,206
                                            ------------

Lodging -- 0.9%
208,600 Extended Stay America, Inc.........    2,972,550
176,100 MTR Gaming Group, Inc..............    1,519,743
                                            ------------
                                               4,492,293
                                            ------------

Machinery - Diversified -- 1.0%
 32,600 Briggs & Stratton Corp.+*..........    1,279,550
118,800 Brooks-PRI Automation, Inc.+.......    2,031,480
 13,500 IDEX Corp.*........................      420,525
450,400 Presstek, Inc.+....................    1,369,216
                                            ------------
                                               5,100,771
                                            ------------

Manufacturers -- 0.6%
  6,500 AptarGroup, Inc.*..................      208,650
 10,100 Carlisle Cos. Inc.*................      452,480
 20,100 Donaldson Co., Inc.*...............      760,182
 40,300 ESCO Technologies Inc..............    1,162,655
 14,400 Roper Industries, Inc.+*...........      500,400
                                            ------------
                                               3,084,367
                                            ------------

Media -- 1.8%
 31,100 Beasley Broadcast Group, Inc.+.....      422,338
179,800 Crown Media Holdings, Inc.+........    1,014,072
345,700 Entravision Communications Corp....    4,252,110
 26,800 Gray Television, Inc.*.............      356,440
 20,200 John Wiley & Sons, Inc.*...........      467,832
 48,100 Journal Register Co.+..............      876,863
106,600 Spanish Broadcasting System, Inc...      753,662
 57,800 World Wrestling Entertainment, Inc.      560,660
                                            ------------
                                               8,703,977
                                            ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
---------------------------------------------------------

Shares                Security                  Value
---------------------------------------------------------

Metal Fabricate/Hardware -- 0.5%
209,000 Maverick Tube Corp.+................ $  2,372,150
                                             ------------

Office/Business Equipments -- 0.2%
 53,000 Global Imaging Systems, Inc.........    1,039,330
                                             ------------

Oil and Gas Producers -- 4.1%
 15,000 Atwood Oceanics, Inc.+..............      456,450
406,260 Chesapeake Energy Corp.+*...........    2,376,621
 53,400 Comstock Resources, Inc.............      365,256
 70,100 Helmerich & Payne, Inc.*............    2,555,846
 11,000 The Houston Exploration Co..........      325,600
 34,700 Key Production Co., Inc.............      646,114
 37,100 Magnum Hunter Resources, Inc........      210,357
 39,375 Patina Oil & Gas Corp.*.............    1,096,594
162,400 Patterson-UTI Energy, Inc...........    4,056,752
 98,200 Precision Drilling Corp.+...........    3,181,680
 22,600 Unit Corp...........................      395,500
 29,900 Vintage Petroleum, Inc.*............      303,186
184,100 XTO Energy, Inc.+*..................    3,728,025
                                             ------------
                                               19,697,981
                                             ------------

Oil and Gas Services -- 3.8%
279,900 Horizon Offshore, Inc.+.............    1,455,480
373,300 Key Energy Services, Inc.+..........    3,061,060
111,100 National-Oilwell, Inc...............    2,102,012
 62,600 Oceaneering International, Inc......    1,548,098
 81,600 SEACOR SMIT Inc.+...................    3,215,040
342,200 Superior Energy Services, Inc.......    2,850,526
150,700 Veritas DGC Inc.+...................    1,951,565
145,100 W-H Energy Services, Inc............    2,272,266
                                             ------------
                                               18,456,047
                                             ------------

Pharmaceuticals -- 6.9%
 11,800 Accredo Health, Inc.+...............      604,514
193,500 Celgene Corp.+......................    3,363,030
119,000 Cell Therapeutics, Inc.+............      624,750
 75,189 Cephalon, Inc.+.....................    3,270,722
 62,700 Connetics Corp......................      639,540
110,900 Cubist Pharmaceuticals, Inc.+.......      809,570
146,900 CV Therapeutics, Inc.+..............    3,192,431
120,650 First Horizon Pharmaceutical Corp.+.      693,738
 91,000 Gilead Sciences, Inc.+..............    2,919,280
 47,700 ILEX Oncology, Inc..................      283,338
106,000 K-V Pharmaceutical Co...............    2,040,500
233,900 The Medicines Co.+..................    2,292,220
 82,900 Medicis Pharmaceutical Corp.+.......    3,684,905
 16,800 Meridian Medical Technologies, Inc.+      508,368
173,100 MGI Pharma, Inc.+...................    1,348,449
134,500 MIM Corp.+..........................    1,451,255
163,300 Nabi Biopharmaceuticals.............      857,325
 54,400 NBTY, Inc.+.........................      827,968
 81,500 Neurocrine Biosciences, Inc.+.......    2,908,735
 50,500 Noven Pharmaceuticals, Inc..........      652,460


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
---------------------------------------------------------------

Shares                   Security                     Value
---------------------------------------------------------------

Pharmaceuticals -- 6.9% (continued)
 22,700 OSI Pharmaceuticals, Inc.+................ $    355,936
 13,900 Progenics Pharmaceuticals, Inc............      111,200
 12,700 Scios Inc.+...............................      305,562
                                                   ------------
                                                     33,745,796
                                                   ------------

Real Estate Investment Trusts -- 0.9%
  3,800 Alexandria Real Estate Equities, Inc.*....      166,934
 17,700 CBL & Associates Properties, Inc.*........      690,300
 70,500 Crown American Realty Trust*..............      673,275
 12,700 Gables Residential Trust*.................      370,840
 25,600 Mission West Properties Inc.+*............      288,000
 10,500 Nationwide Health Properties, Inc.*.......      181,020
  7,200 Pennsylvania Real Estate Investment Trust*      189,000
 52,700 Sizeler Property Investors, Inc.*.........      539,648
  4,400 Sun Communities, Inc.*....................      171,644
 26,600 Tanger Factory Outlet Centers, Inc.+*.....      774,060
 11,100 Washington Real Estate Investment Trust*..      291,930
                                                   ------------
                                                      4,336,651
                                                   ------------

Retail -- 10.4%
 16,700 Advance Auto Parts, Inc.+.................      872,575
141,100 American Eagle Outfitters, Inc.+..........    2,075,581
131,800 AnnTaylor Stores Corp.+...................    3,519,060
107,900 bebe stores, inc.+........................    1,456,650
 21,500 The Cato Corp.*...........................      395,600
132,600 CEC Entertainment Inc.+...................    4,842,552
 70,250 Chico's FAS, Inc.+........................    1,232,185
 19,000 The Children's Place Retail Stores, Inc.+.      351,880
128,000 Cost Plus, Inc............................    3,129,600
110,000 Dollar Tree Stores, Inc.+.................    2,707,100
 73,300 Electronics Boutique Holdings Corp.+......    2,107,375
 33,600 Group 1 Automotive, Inc...................      917,280
188,800 Guitar Center, Inc.+......................    3,183,168
 47,000 Hancock Fabrics, Inc.+*...................      683,850
172,200 Hot Topic, Inc.+..........................    2,996,280
 51,500 Landry's Restaurants, Inc.+*..............    1,122,700
 31,700 Movie Gallery, Inc.+......................      439,996
 41,900 Nu Skin Enterprises, Inc.*................      523,750
 65,200 O'Charley's Inc...........................    1,305,304
 51,200 P.F. Chang's China Bistro, Inc.+..........    1,619,968
179,800 Pacific Sunwear of California, Inc.+......    3,910,650
 74,000 RARE Hospitality International, Inc.......    1,932,140
 40,700 Regis Corp.*..............................    1,040,292
 29,200 Ruby Tuesday, Inc.+*......................      582,248
 33,900 School Specialty, Inc.+...................      799,701
 14,700 Sonic Automotive, Inc.+...................      299,880
 82,100 Stage Stores, Inc.+.......................    1,778,286
 26,400 Too Inc.+.................................      623,304
114,100 Tweeter Home Entertainment Group, Inc.+...      820,379
 21,600 Ultimate Electronics, Inc.+...............      237,600


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
--------------------------------------------------------------------

Shares                     Security                        Value
--------------------------------------------------------------------

Retail -- 10.4% (continued)
 32,900 Urban Outfitters, Inc.+........................ $    851,781
 90,000 Williams-Sonoma, Inc.+.........................    2,070,000
                                                        ------------
                                                          50,428,715
                                                        ------------

Savings and Loans -- 1.3%
 15,400 Anchor BanCorp Wisconsin, Inc.*................      336,028
 84,800 Brookline Bancorp, Inc.*.......................    1,060,848
 46,400 Commercial Federal Corp.*......................    1,183,200
 67,300 Dime Community Bancshares+*....................    1,743,070
  5,900 First Essex Bancorp, Inc.*.....................      193,579
 36,600 Flagstar Bancorp, Inc.+*.......................      839,970
 14,800 Flushing Financial Corp.*......................      273,060
 15,200 NASB Financial Inc.+*..........................      348,688
  7,900 Warwick Community Bancorp, Inc.*...............      222,780
 10,200 WSFS Financial Corp.*..........................      315,180
                                                        ------------
                                                           6,516,403
                                                        ------------

Semiconductors -- 5.4%
 22,300 Advanced Power Technology, Inc.................      165,912
129,800 Amkor Technology, Inc.+........................      292,050
123,800 Artisan Components, Inc........................    1,135,246
135,800 ASM International N.V.+........................    1,700,216
158,100 Asyst Technologies, Inc.+......................    1,418,157
134,600 ATMI, Inc.+....................................    2,292,238
 13,696 AXT, Inc.......................................       74,506
 56,800 Cohu, Inc.+*...................................      803,720
100,800 Credence Systems Corp.+........................    1,164,240
 69,800 Emulex Corp.+..................................    1,178,224
 80,000 ESS Technology, Inc.+..........................      956,000
 14,100 Exar Corp.+....................................      209,808
 45,800 Fairchild Semiconductor Corp...................      552,806
 88,200 Integrated Circuit Systems, Inc.+..............    1,572,606
 37,100 Integrated Device Technology, Inc.+............      490,833
151,900 Kopin Corp.....................................      943,299
117,100 LTX Corp.......................................      918,064
 53,400 Microchip Technology Inc.+.....................    1,124,070
 47,200 Microsemi Corp.+...............................      305,809
 80,900 O2Micro International Ltd.+....................      736,999
 71,900 Photronics, Inc................................      885,808
 89,500 Power Integrations, Inc.+......................    1,277,165
 44,800 Silicon Laboratories Inc.+.....................    1,012,032
135,900 Skyworks Solutions, Inc........................      570,780
 35,600 Standard Microsystems Corp.....................      690,284
 54,349 Supertex, Inc..................................      614,144
104,600 Therma-Wave Inc................................      150,624
107,100 Varian Semiconductor Equipment Associates, Inc.    2,240,532
 14,800 White Electronic Designs Corp..................      125,800
 32,800 Zoran Corp.+...................................      431,976
                                                        ------------
                                                          26,033,948
                                                        ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
----------------------------------------------------------

 Shares                Security                  Value
----------------------------------------------------------

Software -- 6.1%
   27,600 ANSYS, Inc......................... $    571,320
  129,000 Borland Software Corp..............    1,277,100
    3,930 CCC Information Services Group Inc.       44,920
   41,300 Concord Communications, Inc........      311,815
   24,300 DocuCorp International, Inc.+......      362,070
  107,500 Documentum, Inc.+..................    1,658,725
  165,800 Eclipsys Corp......................    1,193,760
   45,400 EPIQ Systems, Inc..................      885,300
   28,350 Fair, Isaac and Co., Inc.*.........    1,005,007
   56,100 FileNET Corp.+.....................      761,838
   72,400 Hyperion Solutions Corp............    1,643,480
   60,500 IDX Systems Corp.+.................      705,430
   96,100 J.D. Edwards & Co.+................    1,254,105
   77,200 ManTech International Corp.........    1,848,940
    2,750 MAPICS, Inc........................       17,163
   28,850 MapInfo Corp.+.....................      180,024
      379 MicroStrategy Inc..................        4,283
  116,300 NDCHealth Corp.+*..................    2,374,846
   30,100 OPNET Technologies, Inc.+..........      196,854
   69,600 Pegasystems Inc.+..................      619,440
   41,500 Pinnacle Systems, Inc..............      391,345
  138,733 PLATO Learning, Inc.+..............    1,090,441
  114,700 Precise Software Solutions Ltd.+...    1,376,400
  191,600 Sanchez Computer Associates, Inc...      733,828
  275,000 SeaChange International, Inc.+.....    1,853,500
   31,700 SS&C Technologies, Inc.+...........      408,930
  230,800 THQ Inc.+..........................    5,331,480
  153,300 VitalWorks Inc.+...................    1,230,999
   44,100 Witness Systems, Inc...............      288,855
                                              ------------
                                                29,622,198
                                              ------------

Telecommunications -- 4.9%
  214,800 Advanced Fibre Communications, Inc.    3,789,072
  338,500 Anaren Microwave, Inc.+............    3,300,375
   31,500 Anixter International Inc..........      741,825
   38,300 C-COR.net Corp.....................      182,691
      280 California Amplifier, Inc..........          969
   14,900 ClearOne Communications Inc.+......      175,820
  675,500 Crown Castle International Corp....    1,553,650
   30,400 EMS Technologies, Inc..............      594,624
   69,200 Extreme Networks, Inc.+............      652,556
   48,200 General Communication, Inc.........      139,780
  391,300 Ixia+..............................    2,347,800
   23,100 Lightbridge, Inc...................      164,703
1,483,300 New Focus, Inc.+...................    4,168,073
  313,600 Powerwave Technologies, Inc.+......    1,944,320
  172,900 RF Micro Devices, Inc.+............    1,156,701
  704,100 SBA Communications Corp.+..........    1,006,863
   54,300 Somera Communications, Inc.+.......      149,325
   59,803 SpectraLink Corp...................      440,150


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
-------------------------------------------------------------------------------------

  Shares                             Security                               Value
-------------------------------------------------------------------------------------

Telecommunications -- 4.9% (continued)
    102,350 Symmetricom, Inc............................................ $    326,496
     59,800 UTStarcom, Inc.+............................................      789,360
                                                                         ------------
                                                                           23,625,153
                                                                         ------------

Toys/Games/Hobbies -- 0.1%
     34,300 Racing Champions Ertl Corp..................................      670,908
                                                                         ------------

Transportation -- 1.6%
     17,800 GulfMark Offshore, Inc.+....................................      296,548
     39,818 Heartland Express, Inc......................................      732,651
    123,400 J.B. Hunt Transport Services, Inc.+.........................    2,925,814
     18,300 Kirby Corp..................................................      413,580
     91,400 Knight Transportation, Inc..................................    1,597,672
     58,000 USFreightways Corp.*........................................    1,566,000
                                                                         ------------
                                                                            7,532,265
                                                                         ------------
            TOTAL COMMON STOCK (Cost -- $564,206,647)...................  470,262,142
                                                                         ------------

 Warrants
-----------
WARRANTS -- 0.0%
        205 Focal Communications Corp., Expires 12/14/07................            0
      2,589 MicroStrategy Inc., Expires 6/24/07.........................          725
                                                                         ------------
            TOTAL WARRANTS (Cost -- $78)................................          725
                                                                         ------------

   Face
  Amount
-----------
CONVERTIBLE BONDS -- 0.0%
$   109,700 MicroStrategy Inc., Series A, 7.500% due
             6/24/07 (Cost -- $11,519)..................................       14,810
                                                                         ------------
REPURCHASE AGREEMENTS -- 3.2%
 15,020,000 Merrill Lynch & Co., Inc., 1.750% due 9/3/02; Proceeds at
             maturity -- $15,022,921; (Fully collateralized by Federal
             National Mortgage Association, Federal Home Loan Mortgage
             Corp., Federal Home Loan Bank Notes and Bonds, 0.000% to
             6.360% due 9/6/02 to 10/3/16; Market value -- $15,320,455).   15,020,000
    446,000 State Street Bank and Trust Co., 1.770% due 9/3/02;
             Proceeds at maturity -- $446,088; (Fully collateralized by
             U.S. Treasury Bonds, 7.875% due 2/15/21; Market
             value -- $457,966).........................................      446,000
                                                                         ------------
            TOTAL REPURCHASE AGREEMENTS (Cost -- $15,466,000)...........   15,466,000
                                                                         ------------
            TOTAL INVESTMENTS -- 100% (Cost -- $579,684,244**).......... $485,743,677
                                                                         ============

--------
+  All or a portion of the security is on loan (See Note 12).
*  Income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


International Equity Investments
--------------------------------------------------------------

 Shares                  Security                    Value
--------------------------------------------------------------
COMMON STOCK -- 96.4%

Australia -- 2.5%
1,379,933 BHP Billiton Ltd....................... $  6,909,753
  149,229 BHP Steel Ltd.*........................      228,846
  424,700 Brambles Industries Ltd.+..............    1,617,714
3,622,100 Goodman Fielder Ltd....................    3,265,054
  489,600 Telstra Corp. Ltd......................    1,307,868
                                                  ------------
                                                    13,329,235
                                                  ------------

Belgium -- 0.2%
   35,200 Interbrew..............................      939,354
                                                  ------------

Brazil -- 0.2%
   37,900 Companhia Vale do Rio Doce (CVRD) ADR*+      970,240
                                                  ------------

Canada -- 0.5%
   37,200 Canadian National Railway Co...........    1,621,920
   31,800 Canadian Natural Resources Ltd.........    1,054,967
                                                  ------------
                                                     2,676,887
                                                  ------------

China -- 0.6%
5,329,000 People's Food Holdings Ltd.............    3,319,490
                                                  ------------

Denmark -- 0.2%
   28,300 Group 4 Falck A/S......................      844,804
                                                  ------------

Finland -- 1.3%
  110,700 Nokia Oyj..............................    1,471,278
   58,448 Nokia Oyj ADR..........................      776,774
  333,300 Stora Enso Oyj, Class R Shares.........    3,680,713
   28,100 UPM-Kymmene Oyj........................      895,670
                                                  ------------
                                                     6,824,435
                                                  ------------

France -- 11.5%
   54,634 Accor S.A..............................    1,902,171
   47,365 Autoroutes du Sud de la France (ASF)*..    1,207,784
  148,470 Aventis S.A............................    8,743,996
  158,232 BNP Paribas S.A........................    7,380,647
   69,440 Compagnie de Saint-Gobain..............    2,077,150
   40,674 Credit Lyonnais S.A....................    1,785,123
   19,600 Groupe Danone..........................    2,445,127
   58,860 LVMH Moet Hennessy Louis Vuitton S.A.+.    2,451,663
   32,100 Nexans S.A.............................      511,898
   67,292 Pechiney S.A., Class A Shares..........    2,464,314
   15,482 Pernod-Ricard S.A.+....................    1,353,651
  112,400 Remy Cointreau S.A.+...................    3,348,978
   82,398 Sanofi-Synthelabo S.A..................    4,941,643
  100,953 Schneider Electric S.A.................    4,643,552
  215,999 Suez S.A...............................    4,959,197
   65,757 Total Fina Elf S.A.....................    9,377,016
   47,157 Valeo S.A..............................    1,817,594
                                                  ------------
                                                    61,411,504
                                                  ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


International Equity Investments
---------------------------------------------------------------------------------------

 Shares                               Security                                Value
---------------------------------------------------------------------------------------

Germany -- 4.8%
   42,600 Adidas-Salomon AG............................................... $  3,039,491
   24,202 Allianz AG, Registered Shares...................................    3,109,193
   18,674 Altana AG.......................................................      915,726
   35,611 Bayer AG........................................................      846,244
   45,000 Deutsche Bank AG, Registered Shares.............................    2,788,811
   40,253 Deutsche Telekom AG, Registered Shares..........................      451,630
   28,450 E.On AG.........................................................    1,465,989
   24,300 Henkel KGaA.....................................................    1,663,489
  547,360 Kontron AG*+....................................................    1,830,567
   14,794 Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares    2,694,216
   11,492 SAP AG..........................................................      884,981
   27,587 Siemens AG, Registered Shares...................................    1,300,309
   57,361 Volkswagen AG...................................................    2,610,315
   93,800 Zapf Creation AG................................................    2,073,552
                                                                           ------------
                                                                             25,674,513
                                                                           ------------

Hong Kong -- 2.0%
1,032,900 China Mobile (Hong Kong) Ltd.*..................................    2,860,375
3,714,000 Euro-Asia Agricultural (Holdings) Co. Ltd.......................      476,160
3,064,000 Hung Hing Printing Group Ltd....................................    1,777,536
2,230,000 JCG Holdings Ltd................................................      943,474
      148 PCCW Ltd. ADR*..................................................          259
  261,000 Sun Hung Kai Properties Ltd.....................................    1,689,829
  712,000 Techtronic Industries Co. Ltd...................................      579,648
  762,300 Yue Yuen Industrial Holdings Ltd................................    2,384,661
                                                                           ------------
                                                                             10,711,942
                                                                           ------------

Ireland -- 0.4%
  109,508 Bank of Ireland.................................................    1,273,763
   18,300 DePfa Bank PLC..................................................    1,005,072
                                                                           ------------
                                                                              2,278,835
                                                                           ------------

Israel -- 0.3%
   99,775 Orbotech Ltd.*+.................................................    1,750,054
                                                                           ------------

Italy -- 5.1%
  817,200 ENI S.p.A.+.....................................................   12,374,678
1,326,611 IntesaBci S.p.A.................................................    3,239,673
  508,104 Mediaset S.p.A..................................................    3,503,210
  261,500 Natuzzi S.p.A. ADR..............................................    3,117,080
   44,135 Riunione Adriatica di Sicurta S.p.A.............................      506,439
  373,450 Snam Rete Gas S.p.A.............................................    1,117,096
  243,229 Telecom Italia S.p.A.+..........................................    1,934,615
  408,010 UniCredito Italiano S.p.A.+.....................................    1,544,601
                                                                           ------------
                                                                             27,337,392
                                                                           ------------

Japan -- 19.7%
  233,000 Asahi Glass Co. Ltd.............................................    1,405,045
   77,600 AUTOBACS SEVEN CO. LTD..........................................    2,189,413
  374,000 Bridgestone Corp................................................    4,803,554
  181,000 Canon Inc.......................................................    6,189,077


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


International Equity Investments
------------------------------------------------------------------------------------

 Shares                             Security                               Value
------------------------------------------------------------------------------------

Japan -- 19.7% (continued)
      427 East Japan Railway Co........................................ $  2,049,859
  345,500 Fujirebio Inc.+..............................................    2,720,702
  270,000 Fujitsu Ltd..................................................    1,455,342
  136,000 Hitachi Ltd..................................................      725,043
  242,600 Honda Motor Co. Ltd..........................................   10,256,891
   90,000 Ito-Yokado Co. Ltd...........................................    3,827,852
   72,000 Kao Corp.....................................................    1,646,355
  385,000 Matsushita Electric Industrial Co. Ltd.......................    4,627,069
  121,100 Meitec Corp..................................................    3,304,535
      220 Millea Holdings, Inc.*.......................................    1,782,457
  324,000 Mitsubishi Corp..............................................    2,166,640
  357,000 Mitsui & Co. Ltd.............................................    1,882,191
  236,000 Mitsui Fudosan Co. Ltd.......................................    1,808,734
   19,700 Murata Manufacturing Co. Ltd.................................    1,114,953
    7,000 Nintendo Co. Ltd.............................................      845,412
   99,000 Nippon Broadcasting System, Inc..............................    3,218,428
  433,000 NIPPONKOA Insurance Co. Ltd..................................    1,659,283
  885,000 Nissan Motor Co. Ltd.........................................    6,454,794
   70,900 Nitori Co. Ltd.+.............................................    2,949,813
  656,000 Nomura Holdings, Inc.........................................    8,635,432
   54,500 Orix Corp....................................................    3,869,415
   50,100 PIONEER Corp.................................................      881,871
   18,610 Rohm Co. Ltd.................................................    2,535,982
   87,000 Sankyo Co. Ltd...............................................    1,173,091
   46,100 Sega Corp.*+.................................................    1,104,598
   82,000 Sharp Corp...................................................      870,173
   76,400 Shin-Etsu Chemical Co. Ltd...................................    2,753,965
   55,600 SONY CORP....................................................    2,420,954
    8,000 SRL Inc......................................................       82,537
  328,000 Sumitomo Mitsui Banking Corp.................................    1,682,335
   52,000 Takeda Chemical Industries Ltd...............................    2,194,130
   16,900 Tokyo Electron Ltd...........................................      778,566
   82,400 Toyota Motor Corp............................................    2,036,838
   32,500 YAMADA DENKI Co. Ltd.+.......................................    2,326,610
  341,000 Yamaguchi Bank Ltd...........................................    2,125,237
   38,000 Yamanouchi Pharmaceutical Co. Ltd............................      891,313
                                                                        ------------
                                                                         105,446,489
                                                                        ------------

Mexico -- 0.3%
   23,822 Cemex S.A. de C.V. ADR.......................................      561,008
1,162,800 Grupo Financiero BBVA Bancomer, S.A. de C.V., Class B shares*      921,796
                                                                        ------------
                                                                           1,482,804
                                                                        ------------

Netherlands -- 7.4%
   21,500 ASML Holding NV*.............................................      219,928
   28,456 BE Semiconductor Industries NV*..............................      137,029
  115,832 Draka Holding NV+............................................    1,148,518
   12,000 DSM NV.......................................................      523,485
   21,513 Gucci Group..................................................    1,923,162
   92,617 Heijmans NV..................................................    1,653,181
   38,887 Heineken NV..................................................    1,581,219


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


International Equity Investments
------------------------------------------------------------------------

Shares                       Security                          Value
------------------------------------------------------------------------

Netherlands -- 7.4% (continued)
156,838 Hunter Douglas NV.................................. $  4,383,837
211,752 ING Groep NV.......................................    4,622,862
342,269 Koninklijke (Royal) KPN NV.........................    1,876,453
137,494 Koninklijke (Royal) Philips Electronics NV.........    2,750,883
148,700 Reed Elsevier NV...................................    1,885,679
 85,168 TPG NV.............................................    1,679,758
 47,647 Unilever NV........................................    2,815,470
161,663 Unit 4 Agresso NV*.................................      705,552
139,767 United Services Group NV...........................    1,640,805
215,862 VNU NV.............................................    5,292,666
266,293 Wolters Kluwer NV..................................    4,763,683
                                                            ------------
                                                              39,604,170
                                                            ------------

Norway -- 0.2%
225,000 Smedvig ASA, Class A Shares........................    1,278,019
                                                            ------------

Poland -- 0.2%
 39,147 Bank Pekao S.A. GDR................................      833,831
  7,807 Bank Pekao S.A. GDR, Registered Shares+............      166,289
                                                            ------------
                                                               1,000,120
                                                            ------------

Portugal -- 0.3%
228,200 Portugal Telecom, SGPS, S.A., Registered Shares....    1,474,889
                                                            ------------

Singapore -- 1.6%
969,000 DBS Group Holdings Ltd.............................    6,589,765
254,000 United Overseas Bank Ltd...........................    1,916,050
                                                            ------------
                                                               8,505,815
                                                            ------------

South Korea -- 3.3%
 13,090 Hyundai Motor Co. Ltd..............................      371,844
 85,530 Kookmin Bank ADR...................................    4,002,804
198,200 KT Corp. ADR+......................................    4,501,122
 15,835 Samsung Electronics Co. Ltd........................    4,379,134
 20,700 Samsung Electronics Co. Ltd., GDR Registered Shares    2,856,600
 83,744 SK Telecom Co. Ltd. ADR+...........................    1,822,269
                                                            ------------
                                                              17,933,773
                                                            ------------

Spain -- 3.5%
560,400 Banco Bilbao Vizcaya Argentaria S.A................    5,501,618
 36,632 Banco Popular Espanol S.A..........................    1,454,677
222,259 Banco Santander Central Hispano S.A.+..............    1,484,447
 63,900 Industria de Diseno Textil S.A.....................    1,247,131
989,574 Telefonica S.A.*...................................    9,074,404
                                                            ------------
                                                              18,762,277
                                                            ------------

Sweden -- 0.8%
 89,700 Assa Abloy AB, Class B Shares......................      968,858
497,100 Gambro AB, Class B Shares..........................    2,539,139
 73,890 Skandinaviska Enskilda Banken AB, Class A Shares...      684,079
                                                            ------------
                                                               4,192,076
                                                            ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


International Equity Investments
-----------------------------------------------------------------------

 Shares                       Security                        Value
-----------------------------------------------------------------------

Switzerland -- 5.5%
   19,488 Adecco S.A. Registered Shares................... $    851,934
  211,166 Credit Suisse Group.............................    4,911,164
    4,390 Holcim Ltd., Class B Shares+....................      816,214
   22,339 Nestle S.A. Registered Shares...................    4,793,521
  320,487 Novartis AG Registered Shares...................   13,006,570
   29,458 Swiss Re Registered Shares......................    2,080,866
   21,053 Syngenta AG.....................................    1,166,571
   43,700 UBS AG Registered Shares........................    2,058,903
                                                           ------------
                                                             29,685,743
                                                           ------------

Taiwan -- 1.1%
  552,886 Taiwan Semiconductor Manufacturing Co. Ltd. ADR*    4,517,079
  354,578 United Microelectronics Corp. ADR*+.............    1,584,964
                                                           ------------
                                                              6,102,043
                                                           ------------

United Kingdom -- 22.3%
2,519,900 Aegis Group PLC.................................    2,886,224
   72,288 AstraZeneca PLC.................................    2,038,589
  117,100 Aviva PLC.......................................      904,425
  360,197 BAA PLC.........................................    3,094,198
1,139,431 BAE SYSTEMS PLC.................................    5,396,653
  425,295 Barclays PLC....................................    3,054,382
  256,248 BHP Billiton PLC................................    1,209,694
  724,997 BP PLC..........................................    5,616,365
  619,982 British Sky Broadcasting Group PLC*.............    5,853,613
  519,829 BT Group PLC....................................    1,609,183
  783,433 Cadbury Schweppes PLC...........................    5,671,928
1,925,600 Cordiant Communications Group PLC...............    1,669,049
  273,000 Diageo PLC......................................    3,304,338
  159,300 easyJet PLC*....................................      801,335
  379,511 GlaxoSmithKline PLC.............................    7,142,874
  340,190 HSBC Holdings PLC...............................    3,872,748
  110,987 Imperial Tobacco Group PLC......................    1,851,851
3,243,300 Kidde PLC.......................................    3,313,188
  659,542 Kingfisher PLC..................................    2,171,836
  508,522 Marks & Spencer Group PLC.......................    2,695,786
1,839,400 Michael Page International PLC..................    3,943,129
  141,475 National Grid Group PLC.........................      988,673
  570,978 Reed Elsevier PLC...............................    5,099,296
  682,700 Reuters Group PLC...............................    2,995,698
  179,700 Rio Tinto PLC...................................    3,154,105
  337,254 Royal Bank of Scotland Group PLC................    8,054,491
  207,551 Scottish & Southern Energy PLC..................    2,152,359
  730,321 Shell Transport & Trading Co. PLC...............    4,900,247
  536,000 Shire Pharmaceuticals Group PLC*................    5,151,948
   96,800 Six Continents PLC..............................      909,451
1,188,925 Somerfield PLC..................................    1,936,831
  814,112 Tesco PLC.......................................    2,665,076
   22,471 TI Automotive Ltd., Class A shares*.............        4,970
  292,100 United Utilities PLC............................    2,830,225


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


International Equity Investments
-------------------------------------------------------------------------------

  Shares                          Security                            Value
-------------------------------------------------------------------------------

United Kingdom -- 22.3% (continued)
  5,510,876 Vodafone Group PLC................................... $   8,828,279
    238,545 WPP Group PLC........................................     1,757,488
                                                                  -------------
                                                                    119,530,525
                                                                  -------------

United States -- 0.6%
    175,400 Royal Caribbean Cruises Ltd.+........................     3,200,687
                                                                  -------------
            TOTAL COMMON STOCK (Cost -- $555,958,566)............   516,268,115
                                                                  -------------

   Face
  Amount
------------
REPURCHASE AGREEMENT -- 3.6%
$19,057,000 State Street Bank and Trust Co., 1.770% due 9/3/02;
             Proceeds at maturity -- $19,060,748; (Fully
             collateralized by U.S. Treasury Notes and Bonds,
             2.875% to 8.000% due 6/30/04 to 11/15/21; Market
             value -- $19,450,338) (Cost -- $19,057,000).........    19,057,000
                                                                  -------------
            TOTAL INVESTMENTS -- 100% (Cost -- $575,015,566**)...  $535,325,115
                                                                  =============

--------
*  Non-income producing security.
+  All or a portion of this security is on loan (See Note 12).
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
--------------------------------------------------------------------------------------------------------

  Shares                                       Security                                        Value
--------------------------------------------------------------------------------------------------------
STOCK -- 94.5%

Brazil -- 7.3%
      6,362 Aracruz Celulose S.A. ADR...................................................... $    112,607
     14,178 Aracruz Celulose S.A., Preferred Class B Shares................................       24,812
     14,578 Banco Bradesco S.A. ADR (a)....................................................      245,639
256,584,001 Banco Bradesco S.A., Preferred Shares..........................................      872,386
 13,533,100 Banco do Brasil S.A., Preferred Shares.........................................       51,155
 13,113,397 Banco Itau S.A., Preferred Shares..............................................      642,556
141,626,407 Brasil Telecom Participacoes S.A...............................................      245,906
      2,753 Brasil Telecom Participacoes S.A. ADR (a)......................................       81,792
 73,734,120 Brasil Telecom Participacoes S.A., Preferred Shares............................      433,802
    335,196 Brasil Telecom S.A.............................................................        1,061
 11,188,600 Brasil Telecom S.A., Preferred Shares..........................................       44,008
  2,976,500 Centrais Eletricas Brasileiras S.A.............................................       22,125
    110,468 Centrais Eletricas Brasileiras S.A. ADR........................................      402,336
 20,900,000 Centrais Eletricas Brasileiras S.A., Preferred Class B Shares..................      151,873
     11,339 Centrais Eletricas Brasileiras S.A., Preferred Shares (a)......................       39,989
     10,600 Companhia Brasileira de Distribuicao Grupo Pao de Acucar S.A. ADR..............      163,134
  2,770,000 Companhia Brasileira de Distribuicao Grupo Pao de Acucar S.A., Preferred Shares       43,351
    850,000 Companhia de Bebidas das Americas S.A..........................................      110,500
  6,279,500 Companhia de Bebidas das Americas S.A., Preferred Shares.......................      891,689
     36,468 Companhia de Concessoes Rodoviarias (b)........................................      115,360
 23,691,639 Companhia Energetica de Minas Gerais, Preferred Shares.........................      220,332
 19,932,800 Companhia Paranaense de Energia-Copel..........................................       69,698
 44,916,000 Companhia Paranaense de Energia-Copel, Preferred Class B Shares................      161,548
  4,600,000 Companhia Siderurgica de Tubarao, Preferred Shares.............................       39,867
 11,635,000 Companhia Siderurgica Nacional S.A.............................................      157,072
      5,597 Companhia Siderurgica Nacional S.A. ADR........................................       74,440
      3,800 Companhia Vale do Rio Doce.....................................................       95,000
     22,673 Companhia Vale do Rio Doce ADR (a)(b)..........................................      556,107
     24,015 Companhia Vale do Rio Doce, Preferred Class A Shares...........................      552,345
  2,859,000 Eletropaulo Metropolitana S.A., Preferred Shares...............................       36,690
     17,800 Empresa Brasileira de Aeronautica S.A..........................................       72,387
     14,702 Empresa Brasileira de Aeronautica S.A. ADR.....................................      256,991
     51,390 Empresa Brasileira de Aeronautica S.A., Preferred Shares (a)...................      225,259
 10,259,065 Gerdau Metalurgica S.A., Preferred Shares......................................      167,223
  7,178,000 Gerdau S.A., Preferred Shares..................................................       78,599
    530,600 Itausa - Investimentos Itau S.A., Preferred Shares.............................      316,591
     22,623 Petroleo Brasileiro S.A........................................................      364,230
     90,606 Petroleo Brasileiro S.A. ADR (a)...............................................    1,416,612
    124,684 Petroleo Brasileiro S.A., Preferred Shares.....................................    1,828,699
      8,112 Souza Cruz S.A.................................................................       40,019
115,768,786 Tele Celular Sul Participacoes S.A., Preferred Shares (b)......................      118,259
     14,419 Tele Centro Oeste Celular Participacoes S.A. ADR (a)...........................       45,708
 49,247,515 Tele Norte Leste Participacoes S.A.............................................      334,062
 74,927,441 Tele Norte Leste Participacoes S.A., Preferred Shares..........................      659,361
      1,000 Tele Sudeste Celular Participacoes S.A., Preferred Shares......................            2
        576 Telecomunicacoes de Sao Paulo S.A., Preferred Shares...........................            6
        576 Telefonica Data Brasil Holding, Preferred Shares (b)...........................            0
211,122,000 Telemig Celular Participacoes S.A., Preferred Shares...........................      198,455
    548,386 Unibanco - Uniao de Bancos Brasileiros S.A.....................................       13,710
     20,500 Unibanco - Uniao de Bancos Brasileiros S.A. GDR................................      260,965


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
-----------------------------------------------------------------------------------------

 Shares                                Security                                 Value
-----------------------------------------------------------------------------------------

Brazil -- 7.3% (continued)
1,941,488 Unibanco - Uniao de Bancos Brasileiros S.A., Preferred Shares..... $     23,621
   47,900 Usinas Siderurgicas de Minas Gerais S.A., Preferred Class A Shares       91,808
    3,862 Votorantim Celulose e Papel S.A. ADR (a)..........................       65,461
1,233,800 Votorantim Celulose e Papel S.A., Preferred Shares................       42,159
                                                                             ------------
                                                                               13,279,367
                                                                             ------------

Chile -- 0.8%
   19,220 Banco Santander Chile ADR.........................................      351,342
   43,350 Compania de Telecomunicaciones de Chile S.A. ADR..................      436,968
   47,850 Distribucion y Servicio D&S S.A. ADR..............................      503,382
   25,950 Empresa Nacional de Electricidad S.A. ADR.........................      206,302
    8,700 Enersis S.A. ADR (b)..............................................       50,895
                                                                             ------------
                                                                                1,548,889
                                                                             ------------

China -- 2.5%
2,312,000 Aluminum Corp. of China Ltd.......................................      334,948
  310,700 Beijing Datang Power Generation Co. Ltd. (a)......................      109,543
7,806,000 China Petroleum and Chemical Corp. Ltd............................    1,190,931
1,880,000 China Shipping Development Co. Ltd................................      380,825
  900,000 China Southern Airlines Co. Ltd. (a)..............................      271,157
  478,000 Guangshen Railway Co. Ltd.........................................       88,247
  250,000 Huaneng Power International, Inc..................................      189,105
  484,000 Jiangsu Expressway Co. Ltd........................................      121,622
  497,000 Legend Group Ltd. (a).............................................      184,784
5,933,500 PetroChina Co. Ltd................................................    1,209,537
  512,000 Qingling Motors Co. Ltd...........................................       54,483
  338,000 Sinopec Shanghai Petrochemical Co. Ltd............................       44,634
1,414,000 Sinopec Yizheng Chemical Fibre Co. Ltd. (a).......................      179,472
   52,000 Tsingtao Brewery Co. Ltd..........................................       22,834
  317,400 Yanzhou Coal Mining Co. Ltd.......................................      110,888
                                                                             ------------
                                                                                4,493,010
                                                                             ------------

Czech Republic -- 1.0%
   50,618 Cesky Telecom A.S.................................................      455,171
  159,315 CEZ...............................................................      491,253
   10,302 Komercni Banka A.S................................................      552,172
      933 Philip Morris CR A.S..............................................      341,918
                                                                             ------------
                                                                                1,840,514
                                                                             ------------

Egypt -- 0.0%
        2 Medinet NASR for Housing & Development Co.........................            9
                                                                             ------------

Hong Kong -- 6.0%
   56,000 Beijing Enterprises Holdings Ltd..................................       56,719
2,800,000 Brilliance China Automotive Holdings Ltd..........................      391,287
  806,000 China Merchants Holdings International Co. Ltd....................      568,341
1,766,000 China Mobile Ltd. (b).............................................    4,890,524
2,940,000 China Overseas Land & Investment Ltd. (a).........................      297,773
  914,000 China Resources Enterprise Ltd. (a)...............................    1,042,911
  366,000 China Travel International Investment Hong Kong Ltd...............       61,939
   76,000 China Unicom Ltd. (b).............................................       56,026


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
--------------------------------------------------------------------

 Shares                     Security                       Value
--------------------------------------------------------------------

Hong Kong -- 6.0% (continued)
  604,000 Citic Pacific Ltd............................ $  1,382,249
  616,500 CNOOC Ltd....................................      857,578
   82,000 COFCO International Ltd......................       25,494
  224,000 Cosco Pacific Ltd............................      153,643
  830,000 Giordano International Ltd...................      364,460
  700,000 Global Bio-chem Technology Group Co. Ltd.....      190,708
  142,000 Hong Kong Exchanges & Clearing Ltd...........      188,425
   70,000 Shanghai Industrial Holdings Ltd. (a)........      111,283
1,178,000 TCL International Holdings Ltd...............      320,934
  300,000 Wah Sang Gas Holdings Ltd....................       41,924
                                                        ------------
                                                          11,002,218
                                                        ------------

Hungary -- 2.5%
    2,293 Danubius Hotel and S.p.A. RT.................       33,043
    3,861 Gedeon Richter RT............................      208,103
    1,200 Gedeon Richter RT. ADR.......................       64,664
  170,071 Magyar Tavkozlesi RT.........................      565,043
   20,013 Magyar Tavkozlesi RT. ADR....................      334,817
   89,594 MOL Magyar Olaj-es Gazipari RT...............    1,907,934
  133,486 OTP Bank RT..................................    1,180,866
    2,900 OTP Bank RT. ADR (c).........................       51,298
    8,800 OTP Bank RT. GDR.............................      153,912
                                                        ------------
                                                           4,499,680
                                                        ------------

India -- 1.3%
    5,400 Infosys Technologies Ltd. ADR................      305,640
   27,920 ITC Ltd. GDR.................................      409,028
   66,100 Mahanagar Telephone Nigam Ltd. GDR...........      347,025
   31,300 Ranbaxy Laboratories Ltd. GDR................      610,350
   29,400 Reliance Industries Ltd. GDR (b)(c)..........      312,816
   23,320 State Bank Of India Ltd. GDR.................      271,678
    7,786 Videsh Sanchar Nigam Ltd. ADR................       41,344
                                                        ------------
                                                           2,297,881
                                                        ------------

Indonesia -- 0.9%
  561,964 PT Astra International Tbk. (b)..............      203,081
  138,500 PT Gudang Garam Tbk..........................      132,165
  617,420 PT Hanjaya Mandala Sampoerna Tbk.............      270,187
1,601,500 PT Indofood Sukses Makmur Tbk................      167,294
  130,500 PT Indonesian Satellite Corp. Tbk............      134,848
  862,000 PT Kalbe Farma Tbk...........................       35,045
  288,000 PT Ramayana Lestari Sentosa Tbk..............      101,637
1,507,498 PT Telekomunikasi Indonesia..................      617,129
                                                        ------------
                                                           1,661,386
                                                        ------------

Israel -- 1.4%
   24,488 Check Point Software Technologies Ltd. (a)(b)      410,198
    3,394 Taro Pharmaceutical Industries Ltd. (a)(b)...      101,820
    1,525 Teva Pharmaceutical Industries Ltd...........       99,691
   28,482 Teva Pharmaceutical Industries Ltd. ADR......    1,888,357
                                                        ------------
                                                           2,500,066
                                                        ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
---------------------------------------------------------------------------

 Shares                         Security                          Value
---------------------------------------------------------------------------

Malaysia -- 5.5%
   69,000 AMMB Holdings Berhad................................ $     88,611
   41,000 Berjaya Sports Toto Berhad..........................       40,568
   35,000 British American Tobacco (Malaysia) Berhad..........      333,882
  204,000 Commerce Asset-Holding Berhad.......................      208,295
  275,000 Gamuda Berhad.......................................      426,974
  276,000 Genting Berhad......................................    1,031,368
  111,000 Hong Leong Bank Berhad..............................      159,197
   84,600 Hong Leong Credit Berhad............................      102,856
   92,000 IJM Corp. Berhad....................................      123,474
  478,000 IOI Corp. Berhad....................................      735,868
  118,000 Kuala Lumpur Kepong Berhad..........................      214,263
  118,000 Magnum Corp. Berhad.................................       82,289
  118,000 Malakoff Berhad.....................................      131,042
  448,000 Malayan Banking Berhad..............................    1,031,579
  110,000 Malaysia International Shipping Corp................      209,868
  115,000 Malaysian Airline System Berhad.....................       99,263
   31,000 Malaysian Pacific Industries Berhad.................      122,368
  253,000 Maxis Communications Berhad (b).....................      372,842
   88,000 Multi-Purpose Holdings Berhad (b)...................       30,105
    3,000 Nestle (Malaysia) Berhad............................       15,987
   53,000 The New Straits Times Press (Malaysia) Berhad (b)...       76,013
   37,000 Oriental Holdings Berhad............................       37,779
   72,000 Perusahaan Otomobil Nasional Berhad.................      187,579
  872,750 Public Bank Berhad..................................      647,672
  242,000 Resorts World Berhad................................      662,316
  133,000 RHB Capital Berhad..................................       77,700
   99,637 Road Builder (Malaysia) Holdings Berhad.............      145,522
  609,000 Sime Darby Berhad...................................      817,342
   42,000 Star Publications (Malaysia) Berhad.................       67,421
  128,000 Tanjong PLC.........................................      321,684
  229,000 Telekom Malaysia Berhad.............................      473,066
  156,000 Tenaga Nasional Berhad..............................      404,368
  182,000 UMW Holdings Berhad.................................      390,342
   23,677 Unisem (Malaysia) Berhad............................       61,373
  169,000 YTL Corp. Berhad....................................      188,568
                                                               ------------
                                                                 10,119,444
                                                               ------------

Mexico -- 9.4%
  178,681 Alfa, S.A., Class A Shares (b)......................      313,570
2,538,290 America Movil S.A. de C.V., Series L Shares.........    1,779,235
   19,322 America Movil S.A. de C.V., Series L Shares ADR.....      267,610
  144,573 Cemex S.A. de C.V...................................      688,235
   44,319 Cemex S.A. de C.V. ADR (d)..........................    1,043,712
   10,950 Coca-Cola Femsa, S.A. de C.V. ADR (a)...............      248,565
   30,000 Consorcio ARA, S.A. de C.V. (b).....................       47,806
   46,500 Corporacion GEO, S.A. de C.V., Series B Shares (b)..       99,707
   16,234 Fomento Economico Mexicano, S.A. de C.V. ADR........      611,535
   12,375 Grupo Aeroportuario del Sureste S.A. de C.V. ADR (d)      149,614
    9,629 Grupo Carso S.A. de C.V., Series A1 Shares (b)......       26,610
   38,700 Grupo Continental, S.A..............................       63,036


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
---------------------------------------------------------------------------------------------

 Shares                                 Security                                    Value
---------------------------------------------------------------------------------------------

Mexico -- 9.4% (continued)
  247,700 Grupo Elektra, S.A. de C.V............................................ $    196,861
  103,600 Grupo Financiero Banorte S.A. de C.V., Series O Shares (b)............      250,772
    4,432 Group Financiero BBVA Bancomer, S.A. de C.V. ADR (b)..................       70,389
3,066,900 Grupo Financiero BBVA Bancomer, S.A. de C.V., Series B Shares (b).....    2,431,249
  119,003 Grupo Financiero Inbursa, S.A. de C.V., Series O Shares (b)...........      114,622
   66,000 Grupo Mexico S.A., Series B Shares....................................       75,685
  288,000 Grupo Modelo, S.A. de C.V., Series C Shares...........................      723,268
   57,876 Grupo Televisa S.A. ADR (b)...........................................    1,836,984
   80,700 Grupo Televisa S.A., Series CPO Shares (b)............................      129,413
   41,700 Kimberly-Clark de Mexico, S.A. de C.V., Series A Shares...............      100,097
          Telefonos de Mexico SA de C.V.:
2,286,400  Series L Shares......................................................    3,389,821
    7,124  Series L Shares ADR (a)..............................................      211,084
    7,209 Tubos de Acero de Mexico S.A. ADR.....................................       64,953
   43,500 TV Azteca, S.A. de C.V. ADR...........................................      297,975
    3,647 Wal-Mart de Mexico SA de C.V. ADR (a)(d)..............................       98,894
          Wal-Mart de Mexico SA de C.V.:
  261,704  Series C Shares......................................................      620,541
  492,125  Series V Shares......................................................    1,332,188
                                                                                 ------------
                                                                                   17,284,031
                                                                                 ------------

Poland -- 0.3%
   13,943 Bank Pekao S.A........................................................      297,428
    6,412 Bank Zachodni WBK S.A.................................................      101,071
   29,918 Polski Koncern Naftowy Orlen S.A. GDR.................................      247,721
                                                                                 ------------
                                                                                      646,220
                                                                                 ------------

Russia -- 6.2%
   19,218 AO Mosenergo ADR (a)..................................................       47,661
    1,655 AO VimpelCom..........................................................       38,975
   59,664 LUKOIL ADR (a)........................................................    3,798,210
   25,417 Mining and Metallurgical Co. Norilsk Nickel ADR (a)...................      482,072
   64,713 OAO Gazprom ADR (c)...................................................      812,795
   92,122 RAO Unified Energy System GDR.........................................      825,413
    8,447 Rostelecom ADR (a)....................................................       55,243
    4,880 Sibneft ADR (a).......................................................       92,720
  125,198 Surgutneftegaz ADR (d)................................................    2,165,925
    6,121 Surgutneftegaz, Preferred Shares ADR..................................      133,132
    5,391 Tatneft ADR (a).......................................................       72,024
   12,500 Wimm-Bill-Dann Foods OJSC ADR (b).....................................      226,375
   20,578 YUKOS ADR (a).........................................................    2,663,822
                                                                                 ------------
                                                                                   11,414,367
                                                                                 ------------

Singapore -- 1.3%
  245,000 Capitaland Ltd. (a)...................................................      203,017
   67,000 DBS Group Holdings Ltd................................................      455,639
  355,000 Neptune Orient Lines Ltd. (a)(b)......................................      154,185
   88,000 Oversea-Chinese Banking Corp. Ltd.....................................      543,132
  267,000 SembCorp Industries Ltd...............................................      184,627
   33,800 Singapore Airlines Ltd................................................      224,065


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
----------------------------------------------------------

Shares                Security                   Value
----------------------------------------------------------

Singapore -- 1.3% (continued)
 25,000 Singapore Press Holdings Ltd......... $    280,024
205,000 Singapore Telecommunications Ltd.....      172,215
 25,000 United Overseas Bank Ltd.............      188,588
                                              ------------
                                                 2,405,492
                                              ------------

South Africa -- 6.9%
223,403 African Bank Investments Ltd.........      121,928
 24,000 Anglo America Platinum Corp. Ltd. (a)      829,174
 28,600 AngloGold Ltd. (d)...................    1,330,169
 42,800 Barloworld Ltd.......................      237,654
426,100 FirstRand Ltd. (a)...................      261,674
 51,100 Foschini Ltd.........................       46,078
173,464 Gold Fields Ltd......................    2,061,382
 45,300 Harmony Gold Mining Co. Ltd..........      638,513
 15,120 Impala Platinum Holdings Ltd. (a)....      766,369
 87,217 Imperial Holdings Ltd................      415,989
104,726 Iscor Ltd. (a).......................      225,148
 24,430 Kumba Resources Ltd..................       83,478
110,673 M-Cell Ltd...........................       97,694
 11,772 Nedcor Ltd...........................      117,100
121,415 Pick'n Pay Stores Ltd................      146,360
 15,200 Remgro Ltd...........................      100,761
598,700 Sanlam Ltd...........................      467,117
 68,020 Sappi Ltd............................      819,946
276,040 Sasol Ltd............................    3,039,309
186,539 Standard Bank Group Ltd. (d).........      505,499
 24,300 Tiger Brands Ltd.....................      158,686
 16,200 The Tongaat-Hulett Group Ltd.........       75,038
                                              ------------
                                                12,545,066
                                              ------------

South Korea -- 22.8%
  4,250 Cheil Jedang Corp....................      197,072
 49,211 Daeduck Electronics Co., Ltd.........      464,604
 15,280 Daelim Industrial Co., Ltd...........      194,686
 79,235 Hana Bank............................    1,237,943
  7,665 Hyosung Corp.........................       83,893
  6,990 Hyundai Department Store Co., Ltd....      195,351
 60,000 Hyundai Development Co...............      404,044
 13,250 Hyundai Heavy Industries Co., Ltd....      234,690
  4,390 Hyundai Mobis........................      104,716
 58,075 Hyundai Motor Co., Ltd...............    1,649,720
108,390 Hyundai Securities Co................      734,433
 88,538 Kookmin Bank.........................    4,157,269
 13,000 Kookmin Credit Card Co., Ltd.........      443,145
113,211 Korea Electric Power (KEPCO) Corp....    1,991,053
 23,716 Korean Air Co., Ltd..................      311,088
 16,600 KT Corp..............................      758,643
 37,239 KT Corp. ADR (a).....................      845,698
 38,710 KT Freetel (b).......................    1,115,795
  1,100 Kumgang Korea Chemical Co., Ltd......      111,204
 20,501 LG Chem Ltd..........................      745,086


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
----------------------------------------------------------------------

 Shares                      Security                        Value
----------------------------------------------------------------------

South Korea -- 22.8% (continued)
   19,619 LG Electronics Inc. (b)........................ $    735,979
    2,191 LG Electronics Investment Ltd..................       30,936
   38,260 LG Engineering & Construction Co., Ltd.........      437,933
   16,248 LG Household & Health Care Ltd.................      556,578
   20,430 LG Investment & Securities Co., Ltd............      293,588
      300 NCsoft Corp. (b)...............................       33,211
    1,390 Nong Shim Co., Ltd.............................       90,352
   30,400 POSCO..........................................    2,743,086
      949 POSCO ADR......................................       21,685
   11,760 Samsung Corp...................................       83,319
    5,550 Samsung Electro Mechanics Co., Ltd.............      266,626
   45,464 Samsung Electronics Co., Ltd...................   12,572,967
    3,470 Samsung Electronics Co., Ltd., Preferred Shares      478,361
    8,635 Samsung Fire & Marine Insurance Co., Ltd.......      595,194
   19,790 Samsung Heavy Industries Co., Ltd. (b).........       76,472
    6,420 Samsung SDI Co., Ltd...........................      512,248
   40,450 Samsung Securities Co., Ltd....................    1,189,606
  104,880 Shinhan Financial Group Co., Ltd...............    1,480,886
      902 Shinsegae Co., Ltd.............................      154,491
    2,270 Sindo Ricoh Co.................................      107,535
   14,190 SK Corp........................................      195,618
   15,920 SK Telecom Co., Ltd............................    3,145,693
                                                          ------------
                                                            41,782,497
                                                          ------------

Taiwan -- 10.6%
   48,700 Accton Technology Corp. (b)....................       75,493
   36,233 Acer Inc.......................................       36,668
  185,393 Advanced Semiconductor Engineering Inc. (b)....      105,737
   38,100 Ambit Microsystems Corp........................      105,307
      674 Asia Cement Corp...............................          224
  394,620 Asustek Computer Inc...........................      952,213
    9,878 AU Optronic Corp. ADR (a)......................       75,665
   56,000 AU Optronics Corp. (b).........................       43,405
  334,840 Benq Corp......................................      568,023
  618,900 Cathay Financial Holding Co., Ltd..............      749,414
  138,985 China Airlines.................................       47,358
1,023,671 China Development Financial Holding Corp. (b)..      592,825
1,591,676 China Steel Corp...............................      740,206
  483,602 Chinatrust Financial Holding Co. Ltd. (b)......      377,659
  399,000 Chung Hwa Pulp Corp. (b).......................      121,952
  684,350 Compal Electronics Inc.........................      646,520
  274,050 Compeq Manufacturing Co., Ltd. (b).............      247,679
   47,300 D-Link Corp....................................       47,867
   75,015 Delta Electronics Inc..........................      103,999
1,073,616 Evergreen Marine Corp..........................      428,630
1,663,670 Far Eastern Textile Ltd........................      576,616
  169,260 Faraday Technology Corp........................      512,384
  953,620 First Commercial Bank (b)......................      574,571
  251,301 Formosa Chemicals & Fibre Corp.................      231,529
  605,208 Formosa Plastic Corp...........................      727,524
  226,000 Fubon Financial Holding Co., Ltd...............      200,948


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
---------------------------------------------------------------------------------

 Shares                            Security                             Value
---------------------------------------------------------------------------------

Taiwan -- 10.6% (continued)
  400,536 Hon Hai Precision Industry Co., Ltd....................... $  1,522,951
  150,400 Inventec Co., Ltd.........................................      109,094
   40,331 Lite-On Technology Corp...................................       63,699
  717,502 Macronix International Co., Ltd. (b)......................      274,913
  170,000 Mosel Vitelic Inc. (b)....................................       45,247
1,232,335 Nan Ya Plastic Corp.......................................    1,131,773
      652 Pacific Electric Wire & Cable Co., Ltd. (b)...............          107
   25,000 Premier Image Technology Corp.............................       35,098
   88,831 President Chain Store Corp................................      146,796
   83,762 Quanta Computer Inc.......................................      186,192
   11,700 Realtek Semiconductor Corp................................       33,536
  628,125 Ritek Corp................................................      299,457
   72,000 Siliconware Precision Industries Co. (b)..................       40,012
1,862,733 SinoPac Holdings Co. (b)..................................      817,227
   44,000 Synnex Technology International Corp......................       58,040
2,015,177 Taiwan Semiconductor Manufacturing Co. Ltd. (b)(e)........    2,941,133
  188,678 Uni-President Enterprises Co..............................       60,152
2,078,266 United Microelectronics Corp. (b).........................    1,708,081
  213,400 Via Technologies Inc......................................      365,133
  235,695 Winbond Electronics Corp. (b).............................      139,252
  195,480 Yageo Corp. (b)...........................................       69,181
  676,740 Yuanta Core Pacific Securities Co.........................      356,283
   52,000 Yulon Motor Co., Ltd......................................       39,240
                                                                     ------------
                                                                       19,333,013
                                                                     ------------

Thailand -- 3.4%
1,047,750 Advanced Info Service Public Co. Ltd. (a).................      719,336
  375,000 Bangkok Bank Public Co. Ltd. (b)..........................      559,304
  640,000 Bangkok Expressway Public Co. Ltd.........................      248,485
   95,254 BEC World Public Co. Ltd..................................      514,155
  505,670 Charoen Pokphand Foods Public Co. Ltd.....................       53,334
  397,900 Delta Electronics (Thailand) Public Co. Ltd...............      256,694
  230,500 Electricity Generating Public Co. Ltd.....................      203,270
   14,500 Hana Microelectronics Public Co. Ltd......................       25,746
   39,900 Land and Houses Public Co. Ltd............................       67,539
  248,000 National Finance Public Co. Ltd. (a)(b)...................       92,765
  264,700 PTT Exploration and Production Public Co. Ltd.............      764,522
  198,000 PTT Public Co. Ltd........................................      178,125
  101,700 Shin Corporation Public Co. Ltd. (b)......................       25,040
   37,600 The Siam Cement Public Co. Ltd............................      920,417
   16,800 Siam City Cement Public Co. Ltd...........................       77,159
   46,300 Siam Commercial Bank Public Co. Ltd. (b)..................       28,773
  111,000 Siam Commercial Bank Public Co. Ltd., Preferred Shares (b)       69,638
   30,100 Siam Makro Public Co. Ltd.................................       34,739
  581,000 TelecomAsia Corporation Public Co. Ltd. (a)(b)............       83,216
1,733,500 Thai Farmers Bank Public Co. Ltd. (a)(b)..................    1,190,140
   42,400 Thai Union Frozen Products Public Co. Ltd.................       16,663
                                                                     ------------
                                                                        6,129,060
                                                                     ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
------------------------------------------------------------------------------------------------

  Shares                                  Security                                     Value
------------------------------------------------------------------------------------------------

Turkey -- 0.3%
    527,000 Ak Enerji Elektrik Uretimi Otoproduktor Grubu A.S. (b)................ $      27,074
  1,945,800 Akbank T.A.S. (b).....................................................        55,931
     36,700 Aktas Elektrik Ticaret A.S. (b).......................................             0
    252,000 Anadolu Efes Biracilik ve Malt Sanayii A.S............................        38,915
    295,100 Arcelik A.S...........................................................        18,499
         31 Beko Elektronik A.S. (b)..............................................             1
    221,000 Eregli Demir ve Celik Fabrikalari T.A.S. (b)..........................        25,680
    208,700 Ford Otomotiv Sanayi A.S. (b).........................................        18,827
  2,327,333 Haci Omer Sabanci Holding A.S. (b)....................................        55,511
    596,200 Hurriyet Gazetecilik ve Matbaacilik A.S. (b)..........................        14,585
    382,500 Koc Holding A.S.......................................................        38,014
     81,800 Migros Turk T.A.S.....................................................        41,523
    143,100 Petrol Ofisi A.S......................................................        21,879
    381,300 Sabah Yayincilik A.S. (b).............................................             0
    441,412 Tofas Turk Otomobil Fabrikasi A.S. (b)................................         9,449
          1 Trakya Cam Sanayii A.S................................................             0
  1,261,100 Tupras-Turkiye Petrol Rafinerileri A.S................................        57,845
      2,927 Turkcell Iletisim Hizmetleri A.S. ADR (b).............................        38,783
  4,134,000 Turkiye Garanti Bankasi A.S. (b)......................................        41,717
    728,700 Turkiye Is Bankasi (b)................................................        16,489
  1,935,200 Vestel Elektronik (b).................................................        35,506
                                                                                   -------------
                                                                                         556,228
                                                                                   -------------

United Kingdom -- 4.1%
    483,896 Anglo American PLC (a)(d).............................................     6,108,692
    856,400 Old Mutual PLC (d)....................................................     1,108,756
     48,520 SABMiller PLC.........................................................       333,890
                                                                                   -------------
                                                                                       7,551,338
                                                                                   -------------
            TOTAL STOCK (Cost -- $160,115,816)....................................   172,889,776
                                                                                   -------------
   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 5.5%
$10,000,000 CIBC Wood Gundy Securities Inc., 1.720% due 9/3/02; Proceeds at
             maturity -- $10,001,911; (Fully collateralized by U.S. Treasury
             Bills, 0.000% due 2/13/03; Market
             value -- $10,201,737) (Cost -- $10,000,000)..........................    10,000,000
                                                                                   -------------
            TOTAL INVESTMENTS -- 100% (Cost -- $170,115,816*).....................  $182,889,776
                                                                                   =============

--------
(a) All or a portion of this security is on loan (See Note 12).
(b) Non-income producing security.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) All or a portion of this security is segregated for foreign exchange contract.
(e) This security is segregated for futures contracts commitments.
*  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


International Fixed Income Investments
-----------------------------------------------------------------------------------------------

     Face
    Amount+                                  Security                                 Value
-----------------------------------------------------------------------------------------------
BONDS -- 96.4%

Australia -- 1.2%
  2,800,000      Australia Government Bond, 5.750% due 6/15/11.................... $  1,545,187
                                                                                   ------------

Austria -- 7.4%
                 Austria Government Bond:
  3,000,000       5.875% due 7/15/06..............................................    3,138,795
  5,500,000       6.250% due 7/15/27..............................................    6,237,765
                                                                                   ------------
                                                                                      9,376,560
                                                                                   ------------

Bermuda -- 0.5%
    640,000/EUR/ Fidelity International Ltd., 6.250% due 3/21/12..................      612,741
                                                                                   ------------

Canada -- 11.2%
                 Canadian Government Bond:
  6,100,000       5.750% due 9/1/06*..............................................    4,139,420
  7,900,000       5.250% due 6/1/12...............................................    5,147,876
543,000,000/JPY/ Province of Ontario, 1.875% due 1/25/10..........................    4,969,021
                                                                                   ------------
                                                                                     14,256,317
                                                                                   ------------

France -- 20.6%
  2,430,000      France Government Bond, 6.000% due 10/25/25......................    2,690,658
  3,300,000      France Government O.A.T. Principal Bond, 0.000% due 10/25/25.....    1,000,498
                 French Treasury Notes:
  5,610,000       4.000% due 1/12/04..............................................    5,545,197
  6,290,000       3.500% due 7/12/04..............................................    6,172,926
 10,120,000       5.000% due 1/12/06..............................................   10,291,825
    360,000      Sodexho Alliance S.A., 5.875% due 3/25/09........................      362,779
                                                                                   ------------
                                                                                     26,063,883
                                                                                   ------------

Germany -- 20.7%
    350,000      Bayer AG, 5.375% due 4/10/07.....................................      351,535
666,000,000/JPY/ Deutsche Ausgleichsbank, 1.850% due 9/20/10......................    6,127,133
                 Deutsche Bundesrepublik:
  8,070,000       6.500% due 7/15/03..............................................    8,124,389
  1,350,000       6.000% due 9/15/03..............................................    1,359,231
  2,200,000       6.000% due 1/5/06...............................................    2,303,723
  6,920,000       6.250% due 1/4/30...............................................    8,021,984
                                                                                   ------------
                                                                                     26,287,995
                                                                                   ------------

Greece -- 1.5%
  1,400,000/EUR/ Hellenic Republic Government Bond, 6.300% due 1/29/09............    1,500,606
    370,000/EUR/ Public Power Corp., 4.500% due 3/12/09...........................      350,922
                                                                                   ------------
                                                                                      1,851,528
                                                                                   ------------

Japan -- 2.0%
295,000,000      Japan Finance Corp. for Municipal Enterprises, 1.550% due 2/21/12    2,591,732
                                                                                   ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


International Fixed Income Investments
----------------------------------------------------------------------------------------------------

     Face
    Amount+                                    Security                                    Value
----------------------------------------------------------------------------------------------------

Netherlands -- 1.1%
   700,000      Brisa Finance BV, 4.875% due 12/20/06.................................. $    695,793
   330,000      ING Verzekeringen NV, 6.250% due 6/21/21...............................      326,738
   350,000      Koninklijke Ahold NV, 5.875% due 5/9/08................................      348,051
                                                                                        ------------
                                                                                           1,370,582
                                                                                        ------------

Netherlands Antilles -- 0.3%
   335,000      Olivetti International Finance NV, 5.825% due 7/30/04..................      331,866
                                                                                        ------------

New Zealand -- 5.2%
                New Zealand Government Bond:
 4,700,000        6.000% due 11/15/11..................................................    2,153,245
 9,500,000        6.500% due 4/15/13...................................................    4,495,324
                                                                                        ------------
                                                                                           6,648,569
                                                                                        ------------

Norway -- 3.5%
33,000,000      Kingdom of Norway, 6.500% due 5/15/13..................................    4,483,035
                                                                                        ------------

Poland -- 0.6%
 3,120,000      Government of Poland, 8.500% due 11/12/06..............................      781,889
                                                                                        ------------

Singapore -- 0.7%
   355,000/EUR/ Oversea-Chinese Banking Corp. Ltd., 7.250% due 9/6/11..................      379,029
   500,000/EUR/ Singapore Telecom, 6.000% due 11/21/11.................................      490,669
                                                                                        ------------
                                                                                             869,698
                                                                                        ------------

Spain -- 4.6%
 5,500,000      Spain Government Bond, 6.000% due 1/31/08..............................    5,850,467
                                                                                        ------------

Supranational -- 0.3%
 2,200,000/BRL/ International Bank Reconstruction & Development, zero coupon due 4/4/05      353,613
                                                                                        ------------

Sweden -- 3.0%
   350,000/EUR/ Scania C.V. AB, 6.000% due 12/17/08....................................      353,574
   400,000/EUR/ Securitas AB, 6.125% due 1/12/06.......................................      408,737
28,400,000      Sweden Government Bond, 5.000% due 1/15/04.............................    3,037,801
                                                                                        ------------
                                                                                           3,800,112
                                                                                        ------------

United Kingdom -- 8.5%
 1,720,000/EUR/ Holmes Financing PLC, 5.050% due 7/15/08...............................    1,737,623
   680,000/DEM/ Scottish Power UK PLC, 5.250% due 8/4/08...............................      338,056
                United Kingdom Gilt:
 3,170,000        9.000% due 7/12/11++.................................................    6,444,725
 1,500,000        4.250% due 6/7/32....................................................    2,260,176
                                                                                        ------------
                                                                                          10,780,580
                                                                                        ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


International Fixed Income Investments
--------------------------------------------------------------------------

     Face
    Amount+                      Security                        Value
--------------------------------------------------------------------------

United States -- 3.5%
 1,780,000/EUR/ CIT Group Inc., 5.500% due 5/16/05.......... $   1,684,023
   590,000/EUR/ DENTSPLY International Inc., 5.750% due
                 12/13/06...................................       583,364
   510,000/EUR/ The Dow Chemical Co., 5.000% due
                 10/18/06...................................       492,505
   400,000/EUR/ Household Finance Corp., 5.125% due
                 6/24/09....................................       345,087
70,000,000/JPY/ Inter-American Development Bank, 1.900%
                 due 7/8/09.................................       646,852
   360,000/EUR/ National Rural Utilities Cooperative
                 Financial Corp., 6.500% due 3/14/07........       355,947
   300,000/EUR/ Textron Inc., 5.625% due 3/14/05............       296,931
                                                             -------------
                                                                 4,404,709
                                                             -------------
                TOTAL BONDS (Cost -- $116,363,656)..........   122,261,063
                                                             -------------

     Face
    Amount
----------
REPURCHASE AGREEMENT -- 3.6%
$4,581,000      State Street Bank and Trust Co., 1.770%
                 due 9/3/02; Proceeds at
                 maturity -- $4,581,901; (Fully
                 collateralized by U.S. Treasury Notes,
                 2.875% due 6/30/04; Market
                 value -- $4,676,700)
                 (Cost -- $4,581,000).......................     4,581,000
                                                             -------------
                TOTAL
                INVESTMENTS -- 100% (Cost -- $120,944,656**)  $126,842,063
                                                             =============

--------
*  All or a portion of this security is on a loan (See Note 12).
+  Represents local currency unless otherwise indicated.
++ This security is segregated for open forward foreign currency contracts. ** Aggregate cost for Federal income tax purposes is substantially the same.

   Currency abbreviations used in this schedule:
   BRL -- Brazilian Real.
   DEM -- German Deustschemark.
   EUR  -- Euro.
   JPY  -- Japanese Yen.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Balanced Investments
--------------------------------------------------

Shares             Security               Value
--------------------------------------------------
COMMON STOCK -- 58.0%

Aerospace -- 1.1%
 6,180 The Boeing Co................... $  229,093
                                        ----------

Applications Software -- 2.8%
 8,270 Microsoft Corp.+................    405,892
13,770 Oracle Corp.+...................    132,054
 4,910 Siebel Systems, Inc.+...........     41,539
                                        ----------
                                           579,485
                                        ----------

Banks -- 1.5%
 5,730 The Bank of New York Co., Inc...    201,410
 2,420 State Street Corp...............    104,834
                                        ----------
                                           306,244
                                        ----------

Beverages -- 1.2%
 6,510 PepsiCo, Inc....................    257,470
                                        ----------

Building Materials -- 1.5%
13,010 Masco Corp......................    314,322
                                        ----------

Chemicals -- 2.0%
 4,030 Air Products and Chemicals, Inc.    189,047
 3,990 Praxair, Inc....................    223,560
                                        ----------
                                           412,607
                                        ----------

Computers -- 1.4%
 8,590 Dell Computer Corp.+............    228,580
 5,850 EMC Corp.+......................     39,546
 4,390 Sun Microsystems, Inc.+.........     16,199
                                        ----------
                                           284,325
                                        ----------

Diversified Financial Services -- 6.0%
 5,180 Fannie Mae......................    392,540
 6,380 Freddie Mac.....................    408,958
 3,380 The Goldman Sachs Group, Inc....    261,274
 4,560 Morgan Stanley..................    194,803
                                        ----------
                                         1,257,575
                                        ----------

Electric -- 0.5%
 2,680 Cinergy Corp....................     92,192
                                        ----------

Electronics -- 1.2%
10,790 Jabil Circuit, Inc.+............    201,881
14,230 Sanmina-SCI Corp.+..............     50,374
                                        ----------
                                           252,255
                                        ----------

Food -- 1.3%
 4,980 Safeway Inc.+...................    128,584
 2,810 Wm. Wrigley Jr. Co..............    143,057
                                        ----------
                                           271,641
                                        ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Balanced Investments
-----------------------------------------------------

Shares              Security                 Value
-----------------------------------------------------

Healthcare - Products -- 3.4%
 6,850 Johnson & Johnson................. $   372,023
 8,450 Medtronic, Inc....................     347,971
                                          -----------
                                              719,994
                                          -----------

Healthcare - Services -- 1.2%
 5,460 Tenet Healthcare Corp.+...........     257,548
                                          -----------

Insurance -- 5.3%
 4,888 American International Group, Inc.     306,966
 3,350 MGIC Investment Corp..............     201,703
 6,130 The PMI Group, Inc................     207,807
 9,160 Radian Group Inc..................     398,094
                                          -----------
                                            1,114,570
                                          -----------

Machinery -- 1.7%
 7,590 Deere & Co........................     348,533
                                          -----------

Media -- 1.3%
 7,700 AOL Time Warner, Inc.+............      97,405
 4,230 Dow Jones & Co., Inc..............     179,987
                                          -----------
                                              277,392
                                          -----------

Miscellaneous Manufacturers -- 5.5%
16,790 General Electric Co...............     506,218
 7,050 Honeywell International Inc.......     211,147
 6,510 Ingersoll-Rand Co.................     244,450
 1,680 SPX Corp.+........................     182,448
                                          -----------
                                            1,144,263
                                          -----------

Oil and Gas Producers -- 3.2%
 4,059 ChevronTexaco Corp................     311,041
10,370 Exxon Mobil Corp..................     367,616
                                          -----------
                                              678,657
                                          -----------

Oil and Gas Services -- 0.8%
 3,970 Schlumberger Ltd..................     171,544
                                          -----------

Paper -- 0.7%
 2,840 Weyerhaeuser Co...................     154,808
                                          -----------

Pharmaceuticals -- 4.3%
 1,490 Bristol-Myers Squibb Co...........      37,176
 5,860 Merck & Co. Inc...................     296,047
10,225 Pfizer Inc........................     338,243
 5,170 Wyeth.............................     221,276
                                          -----------
                                              892,742
                                          -----------

Retail -- 5.4%
 8,070 The Home Depot, Inc...............     265,745
 6,760 Target Corp.......................     231,192


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Balanced Investments
--------------------

 Shares                                           Security                                    Value
------------------------------------------------------------------------------------------------------

Retail -- 5.4% (continued)
   5,980           Walgreen Co............................................................ $   207,805
   8,060           Wal-Mart Stores, Inc...................................................     431,049
                                                                                           -----------
                                                                                             1,135,791
                                                                                           -----------

Semiconductors -- 2.0%
   8,070           Altera Corp.+..........................................................      86,430
   4,690           Applied Micro Circuits Corp.+..........................................      18,057
  13,570           Intel Corp.............................................................     226,212
   2,610           Maxim Integrated Products, Inc.+.......................................      82,502
   8,240           Vitesse Semiconductor Corp.+...........................................      10,959
                                                                                           -----------
                                                                                               424,160
                                                                                           -----------

Telecommunications -- 2.7%
  21,180           Cisco Systems, Inc.+...................................................     292,708
   5,960           QUALCOMM Inc.+.........................................................     165,152
   4,597           SBC Communications Inc.................................................     113,730
                                                                                           -----------
                                                                                               571,590
                                                                                           -----------
                   TOTAL COMMON STOCK
                   (Cost -- $12,836,982)..................................................  12,148,801
                                                                                           -----------

  Face
 Amount
--------
U.S. TREASURY OBLIGATIONS -- 2.9%
                   U.S.Treasury Notes:
$ 15,000             7.125% due 2/15/23...................................................      18,886
 520,000             6.000% due 2/15/26...................................................     581,669
                                                                                           -----------
                   TOTAL U.S. TREASURY OBLIGATIONS
                   (Cost -- $569,254).....................................................     600,555
                                                                                           -----------

  Face
 Amount  Rating(a)
-------- ---------
CORPORATE BONDS AND NOTES -- 26.9%

Aerospace -- 0.4%
  70,000   BBB     Lockheed Martin Corp., Notes, 8.200% due 12/1/09.......................      83,378
                                                                                           -----------

Airlines -- 0.1%
  30,047   A+      Continental Airlines Inc., Pass-Through Certificates, 7.461% due 4/1/15      27,041
                                                                                           -----------

Banking -- 1.0%
  80,000   A       Bank of America Corp., Sub. Notes, 7.400% due 1/15/11..................      92,317
  25,000   A       J.P. Morgan Chase & Co., Sub. Notes, 6.750% due 2/1/11.................      26,568
  25,000   AA-     National Australia Bank Ltd., Sub. Notes, 8.600% due 5/19/10...........      30,490
  50,000   A       Wells Fargo & Co., Sub. Notes, 5.125% due 9/1/12.......................      49,999
                                                                                           -----------
                                                                                               199,374
                                                                                           -----------

Diversified Financial Services -- 2.2%
  10,000   A       Countrywide Home Loan, Company Guaranteed, 5.625% due 7/15/09..........      10,087
  15,000   AA-     CS First Boston Corp., Notes, 6.125% due 11/15/11......................      15,315
  75,000   BBB+    Ford Motor Credit Co., Notes, 7.875% due 6/15/10.......................      75,133
 100,000   AAA     General Electric Capital Corp., Notes, 5.875% due 2/15/12..............     104,316


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Balanced Investments
-------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                               Security                                    Value
-------------------------------------------------------------------------------------------------------

Diversified Financial Services -- 2.2% (continued)
$   80,000 BBB+      General Motors Acceptance Corp., Notes, 6.875% due 9/15/11............ $    79,831
    25,000 A+        The Goldman Sachs Group Inc., Bonds, 6.875% due 1/15/11...............      27,220
    50,000 A         Lehman Brothers Holdings Inc., Notes, 6.625% due 1/18/12..............      53,561
    40,000 A         National Rural Utilities, Notes, 7.250% due 3/1/12....................      43,562
    60,000 A+        Verizon Global Funding Corp., Notes, 7.250% due 12/1/10...............      59,954
                                                                                            -----------
                                                                                                468,979
                                                                                            -----------

Foods -- 0.7%
    65,000 BBB+      General Mills Inc., Notes, 6.000% due 2/15/12.........................      68,914
    65,000 BBB       Kellogg Co., Notes, 6.600% due 4/1/11.................................      71,818
                                                                                            -----------
                                                                                                140,732
                                                                                            -----------

Insurance -- 0.4%
    65,000 A+        The Allstate Corp., Sr. Notes, 7.200% due 12/1/09.....................      72,867
                                                                                            -----------

Media -- 0.1%
    25,000 A-        Viacom Inc., Company Guaranteed, 7.875% due 7/30/30...................      28,843
                                                                                            -----------

Mining -- 0.2%
    35,000 A         Alcoa Inc., Notes, 7.375% due 8/1/10..................................      40,380
                                                                                            -----------

Oil and Gas Producers -- 1.0%
    15,000 BBB       Amerada Hess Corp., Notes, 7.300% due 8/15/31.........................      16,587
    70,000 A-        Conoco Inc., Sr. Notes, 6.950% due 4/15/29............................      77,529
    35,000 BBB       Devon Financing Corp. ULC, Company Guaranteed, 6.875% due 9/30/11.....      38,192
    70,000 A-        Phillips Petroleum Co., Notes, 8.750% due 5/25/10.....................      85,584
                                                                                            -----------
                                                                                                217,892
                                                                                            -----------

Paper -- 0.3%
    60,000 BBB       Weyerhaeuser Co., Notes, 6.750% due 3/15/12++.........................      64,100
                                                                                            -----------

Retail -- 0.1%
    10,000 A-        Sears Roebuck Acceptance, Notes, 6.750% due 8/15/11...................      10,447
                                                                                            -----------

Sovereign -- 19.8%
                     Federal National Mortgage Association (FNMA) Notes:
 2,900,000 AAA        6.500% due 8/15/04...................................................   3,133,520
   945,000 AAA        5.250% due 4/15/07...................................................   1,017,823
                                                                                            -----------
                                                                                              4,151,343
                                                                                            -----------

Telecommunications -- 0.2%
    40,000 A-        British Telecommunications PLC, Notes, 8.125% due 12/15/10............      45,812
                                                                                            -----------

Transportation -- 0.4%
    30,000 BBB       CSX Corp., Notes, 6.750% due 3/15/11..................................      33,050
    50,000 BBB       Union Pacific Corp., Notes, 6.500% due 4/15/12........................      54,647
                                                                                            -----------
                                                                                                 87,697
                                                                                            -----------
                     TOTAL CORPORATE BONDS AND NOTES (Cost -- $5,559,852)..................   5,638,885
                                                                                            -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Balanced Investments
-----------------------------------------------------------------------------------------------

   Face
  Amount                                   Security                                    Value
-----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.7%
$   95,000   GMAC Commercial Mortgage Securities Corp., 6.175% due 5/15/33......... $   103,415
    41,766   Structured Asset Securities Corp., 3.375% due 8/25/31.................      38,097
                                                                                    -----------
             TOTAL ASSET-BACKED SECURITIES (Cost -- $139,572)......................     141,512
                                                                                    -----------
MORTGAGE-BACKED SECURITIES -- 8.6%
             Federal National Mortgage Association (FNMA):
   747,119    6.000% due 7/1/17....................................................     773,954
       183    7.000% due 10/1/28...................................................         191
 1,000,000    6.000% due 8/1/32....................................................   1,021,098
                                                                                    -----------
             TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $1,772,177).................   1,795,243
                                                                                    -----------
REPURCHASE AGREEMENT -- 2.9%
   604,000   State Street Bank and Trust Co., 1.770% due 9/3/02; Proceeds at
              maturity -- $604,119; (Fully collateralized by U.S. Treasury Bills,
              0.000% due 1/2/03; Market value -- $616,590) (Cost -- $604,000)......     604,000
                                                                                    -----------
             TOTAL INVESTMENTS -- 100% (Cost -- $21,481,837**)..................... $20,928,996
                                                                                    ===========

--------
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service.
+   Non-income producing security.
++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 60 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.

Ratings and Security Descriptions
(unaudited)


Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

 AAA      --  Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is
              extremely strong.
 AA       --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
 A        --  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic
              conditions than bonds in higher rated categories.
 BBB      --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
 BB, B,   --  Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
 CCC,         balance, as predominantly speculative with respect to the
 CC and C     issuer's capacity to pay interest and repay principal in
              accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

 Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3the lowest rating within its generic category.

 Aaa      --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
 Aa       --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in
              "Aaa" securities.
 A        --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered
              adequate but elements may be present which suggest a
              susceptibility to impairment some time in the future.
 Baa      --  Bonds rated "Baa" are considered to be medium grade obligations,
              i.e., they are neither highly protected nor poorly secured.
              Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
              Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
 Ba       --  Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the
              protection of interest and principal payments may be very
              moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
 B        --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
 NR       --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

 Short-Term Security Ratings
 VMIG 1   --  Moody's highest rating for issues having demand feature --
              variable-rate demand obligation ("VRDO").
 P-1      --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
 A-1      --  Standard & Poor's highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

Security Descriptions

AMBAC --  AMBAC Indemnity Corporation          MBIA --  Municipal Bond Investors Assurance Corporation
FGIC  --  Financial Guaranty Insurance Company PCR  --  Pollution Control Revenue
GO    --  General Obligation                   PSFG --  Permanent School Fund Guaranty
ISD   --  Independent School District          VRDN --  Variable Rate Demand Note

                     (This page intentionally left blank.)

          Statements of Assets and Liabilities
          August 31, 2002


                                                                           Small
                                                                       Capitalization
                                                                        Value Equity
                                                                        Investments
-------------------------------------------------------------------------------------
ASSETS:
 Investments, at cost.................................................  $510,250,206
 Foreign currency, at cost............................................            --
                                                                        ============
 Investments, at value................................................  $508,532,642
 Foreign currency, at value...........................................            --
 Cash.................................................................        11,458
 Collateral for securities on loan (Note 12)..........................    76,653,993
 Receivable for securities sold.......................................     2,548,666
 Dividends and interest receivable....................................       866,080
 Receivable for Fund shares sold......................................       331,499
 Receivable for open interest rate swap contracts (Note 13)...........            --
 Receivable for open forward foreign currency contracts (Note 7)......            --
 Receivable from manager..............................................            --
 Unrealized appreciation on open swap contracts (Note 13).............            --
                                                                        ------------
 Total Assets.........................................................   588,944,338
                                                                        ------------
LIABILITIES:
 Payable for securities on loan (Note 12).............................    76,653,993
 Payable for Fund shares purchased....................................     6,348,986
 Payable for securities purchased.....................................     2,212,541
 Management fees payable..............................................       268,023
 Administration fees payable..........................................        87,477
 Payable for open forward foreign currency contracts (Note 7).........            --
 Payable to broker -- variation margin................................            --
 Payable for open interest rate swap contracts (Note 13)..............            --
 Unrealized depreciation on open swap contracts (Note 13).............            --
 Dividend payable.....................................................            --
 Accrued expenses.....................................................       181,324
                                                                        ------------
 Total Liabilities....................................................    85,752,344
                                                                        ------------
Total Net Assets......................................................  $503,191,994
                                                                        ============
NET ASSETS:
 Par value of shares of beneficial interest...........................  $     43,517
 Capital paid in excess of par value..................................   473,074,116
 Undistributed (overdistributed) net investment income................     3,125,089
 Accumulated net realized gain (loss) from security transactions,
   futures contracts, options and swap contracts......................    28,666,827
 Net unrealized appreciation (depreciation) of investments, futures
   contracts, foreign currencies and swap contracts...................    (1,717,555)
                                                                        ------------
Total Net Assets......................................................  $503,191,994
                                                                        ============
Shares Outstanding....................................................    43,516,765
                                                                        ============
Net Asset Value.......................................................        $11.56
                                                                        ============


62


                      See Notes to Financial Statements.

        Small                        Emerging
    Capitalization  International     Markets     International
        Growth         Equity         Equity      Fixed Income   Balanced
     Investments     Investments    Investments    Investments  Investments
    ------------------------------------------------------------------------

    $ 579,684,244   $ 575,015,566  $ 170,115,816  $120,944,656  $21,481,837
               --       1,847,011      1,598,124     1,263,478           --
    =============   =============  =============  ============  ===========
    $ 485,743,677   $ 535,325,115  $ 182,889,776  $126,842,063  $20,928,996
               --       1,850,876      1,600,385     1,307,691           --
            1,810           1,703        428,976           487        7,941
      126,037,550      41,813,724     12,426,346     3,181,093           --
        2,283,011         439,305      1,495,729    14,143,192      420,355
          107,858       1,458,857        485,749     2,478,443       80,610
          423,373         645,976         97,305       265,756       33,438
               --              --          3,287            --           --
               --             764             65     1,700,856           --
               --              --             --            --        2,504
               --              --         64,116            --           --
    -------------   -------------  -------------  ------------  -----------
      614,597,279     581,536,320    199,491,734   149,919,581   21,473,844
    -------------   -------------  -------------  ------------  -----------

      126,037,550      41,813,724     12,426,346     3,181,093           --
       12,324,501       3,569,001      1,341,168     2,447,849    4,318,772
        1,757,758         639,441      1,338,808    15,610,903      381,726
          324,441         370,821        142,555        49,848           --
           82,924          91,627         31,545        21,655        3,536
               --             501         10,374     2,415,359           --
               --              --         56,050            --           --
               --              --          6,965            --           --
               --              --        343,542            --           --
               --              --             --        15,135           --
          468,283         422,346        278,297       101,306      114,621
    -------------   -------------  -------------  ------------  -----------
      140,995,457      46,907,461     15,975,650    23,843,148    4,818,655
    -------------   -------------  -------------  ------------  -----------
    $ 473,601,822   $ 534,628,859  $ 183,516,084  $126,076,433  $16,655,189
    =============   =============  =============  ============  ===========

    $      52,583   $      77,198  $      35,145  $     16,878  $     2,161
      950,883,084     876,549,322    336,957,425   132,526,793   22,057,372
               --      (2,156,933)     1,151,225    (5,226,872)     202,515
     (383,393,278)   (300,189,689)  (167,039,596)   (6,467,958)  (5,054,018)
      (93,940,567)    (39,651,039)    12,411,885     5,227,592     (552,841)
    -------------   -------------  -------------  ------------  -----------
    $ 473,601,822   $ 534,628,859  $ 183,516,084  $126,076,433  $16,655,189
    =============   =============  =============  ============  ===========
       52,583,065      77,198,036     35,144,587    16,878,446    2,161,235
    =============   =============  =============  ============  ===========
            $9.01           $6.93          $5.22         $7.47        $7.71
    =============   =============  =============  ============  ===========


                                                                             63


                      See Notes to Financial Statements.

          Statements of Operations
          For the Year Ended August 31, 2002


                                                                   Small
                                                               Capitalization
                                                                Value Equity
                                                                Investments
  ---------------------------------------------------------------------------
  INVESTMENT INCOME:
   Interest (Note 12).........................................  $    743,125
   Dividends..................................................    11,963,518
   Less: Foreign withholding tax..............................        (8,873)
      Interest expense (Note 3)...............................            --
                                                                ------------
   Total Investment Income....................................    12,697,770
                                                                ------------
  EXPENSES:
   Management fees (Note 2)...................................     4,495,465
   Administration fees (Note 2)...............................     1,224,214
   Shareholder and system servicing fees......................       925,999
   Custody....................................................       156,000
   Shareholder communications.................................        58,500
   Audit and legal............................................        29,995
   Registration fees..........................................        26,999
   Trustees' fees.............................................        16,040
   Pricing service fees.......................................            --
   Other......................................................        10,028
                                                                ------------
   Total Expenses.............................................     6,943,240
   Less: Management fee waiver (Note 2).......................            --
                                                                ------------
   Net Expenses...............................................     6,943,240
                                                                ------------
  Net Investment Income (Loss)................................     5,754,530
                                                                ------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
  CONTRACTS, FOREIGN CURRENCIES, OPTIONS AND SWAP CONTRACTS
  (NOTES 3, 4, 5, 7 AND 13):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)..    34,471,024
     Futures contracts........................................      (146,099)
     Foreign currency transactions............................            --
     Options written..........................................            --
     Swap contracts...........................................            --
                                                                ------------
   Net Realized Gain (Loss)...................................    34,324,925
                                                                ------------
   Change in Net Unrealized Appreciation (Depreciation) From:
     Security transactions....................................   (52,277,257)
     Foreign currency transactions............................             9
                                                                ------------
   Change in Net Unrealized Appreciation (Depreciation).......   (52,277,248)
                                                                ------------
  Net Gain (Loss) on Investments, Futures Contracts, Foreign
  Currencies, Options and Swap Contracts......................   (17,952,323)
                                                                ------------
  Increase (Decrease) in Net Assets From Operations...........  $(12,197,793)
                                                                ============


64


                      See Notes to Financial Statements.

         Small                       Emerging    International
     Capitalization International     Markets        Fixed
         Growth        Equity         Equity        Income      Balanced
      Investments    Investments    Investments   Statements   Investments
     ----------------------------------------------------------------------
     $   1,716,600  $     601,196  $    402,347   $ 6,829,430  $   756,630
         1,037,550     10,904,194     5,169,276            --      273,166
            (4,015)    (1,252,034)     (557,977)       (3,379)      (1,035)
                --        (84,555)           --            --           --
     -------------  -------------  ------------   -----------  -----------
         2,750,135     10,168,801     5,013,646     6,826,051    1,028,761
     -------------  -------------  ------------   -----------  -----------
         5,139,576      4,297,499     2,142,359       674,343      200,661
         1,344,506      1,263,481       476,080       269,737       68,771
         1,224,601      1,111,004       646,002       301,001      111,001
           180,000        750,000       635,882        52,000       27,001
            70,000         52,000        39,455        20,998        1,000
            31,615         31,000        29,908        29,000       30,000
            56,000         50,000        40,000        20,003       20,067
            18,000         17,000         7,200         4,518        3,008
                --        103,000        53,100         4,514       10,026
            12,000         15,056         5,018         2,515        3,011
     -------------  -------------  ------------   -----------  -----------
         8,076,298      7,690,040     4,075,004     1,378,629      474,546
                --             --            --            --     (131,351)
     -------------  -------------  ------------   -----------  -----------
         8,076,298      7,690,040     4,075,004     1,378,629      343,195
     -------------  -------------  ------------   -----------  -----------
        (5,326,163)     2,478,761       938,642     5,447,422      685,566
     -------------  -------------  ------------   -----------  -----------
      (157,666,738)  (134,112,663)  (34,004,454)    3,094,583   (2,683,576)
            80,462        (19,257)      552,528            --           --
                --      1,589,082    (1,041,286)   (1,878,360)          --
                --     (1,152,444)           --            --           --
                --             --      (836,201)           --           --
     -------------  -------------  ------------   -----------  -----------
      (157,586,276)  (133,695,282)  (35,329,413)    1,216,223   (2,683,576)
     -------------  -------------  ------------   -----------  -----------
       (30,274,711)    22,206,849    44,590,915     4,698,797   (1,055,653)
                --     (1,702,631)      (69,953)   (1,395,580)          --
     -------------  -------------  ------------   -----------  -----------
       (30,274,711)    20,504,218    44,520,962     3,303,217   (1,055,653)
     -------------  -------------  ------------   -----------  -----------
      (187,860,987)  (113,191,064)    9,191,549     4,519,440   (3,739,229)
     -------------  -------------  ------------   -----------  -----------
     $(193,187,150) $(110,712,303) $ 10,130,191   $ 9,966,862  $(3,053,663)
     =============  =============  ============   ===========  ===========



                                                                             65


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended August 31, 2002



                                                                         Small
                                                                     Capitalization
                                                                      Value Equity
                                                                      Investments
-----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...................................... $   5,754,530
  Net realized gain (loss)..........................................    34,324,925
  Change in net unrealized appreciation (depreciation)..............   (52,277,248)
                                                                     -------------
  Increase (Decrease) in Net Assets From Operations.................   (12,197,793)
                                                                     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................    (9,548,920)
  Net realized gains................................................   (23,041,743)
  Capital...........................................................            --
                                                                     -------------
  Decrease in Net Assets From Distributions to Shareholders.........   (32,590,663)
                                                                     -------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares..................................   148,025,266
  Net asset value of shares issued for reinvestment of dividends....    32,057,520
  Cost of shares reacquired.........................................  (270,769,489)
                                                                     -------------
  Decrease in Net Assets From Fund Share Transactions...............   (90,686,703)
                                                                     -------------
Decrease in Net Assets..............................................  (135,475,159)
NET ASSETS:
  Beginning of year.................................................   638,667,153
                                                                     -------------
  End of year*...................................................... $ 503,191,994
                                                                     =============
* Includes undistributed (overdistributed) net investment income of:    $3,125,089
                                                                     =============


66


                      See Notes to Financial Statements.


       Small                        Emerging
   Capitalization  International     Markets     International
       Growth         Equity         Equity      Fixed Income    Balanced
    Investments     Investments    Investments    Investments   Investments
   -------------------------------------------------------------------------
   $  (5,326,163)  $   2,478,761  $     938,642  $  5,447,422  $    685,566
    (157,586,276)   (133,695,282)   (35,329,413)    1,216,223    (2,683,576)
     (30,274,711)     20,504,218     44,520,962     3,303,217    (1,055,653)
   --------------  -------------  -------------  ------------  ------------
    (193,187,150)   (110,712,303)    10,130,191     9,966,862    (3,053,663)
   --------------  -------------  -------------  ------------  ------------
               --       (202,026)    (1,548,291)   (2,201,435)   (1,141,572)
               --             --             --            --            --
               --             --             --    (3,458,980)           --
   --------------  -------------  -------------  ------------  ------------
               --       (202,026)    (1,548,291)   (5,660,415)   (1,141,572)
   --------------  -------------  -------------  ------------  ------------
      174,463,762    353,536,749     65,595,663    23,033,320     9,343,218
               --        197,801      1,532,110     5,474,047     1,137,382
    (259,676,121)   (457,328,509)  (138,276,333)  (66,507,968)  (28,692,533)
   --------------  -------------  -------------  ------------  ------------
     (85,212,359)   (103,593,959)   (71,148,560)  (38,000,601)  (18,211,933)
   --------------  -------------  -------------  ------------  ------------
    (278,399,509)   (214,508,288)   (62,566,660)  (33,694,154)  (22,407,168)
      752,001,331    749,137,147    246,082,744   159,770,587    39,062,357
   --------------  -------------  -------------  ------------  ------------
   $  473,601,822  $ 534,628,859  $ 183,516,084  $126,076,433  $ 16,655,189
   ==============  =============  =============  ============  ============
               --    $(2,156,933)    $1,151,225   $(5,226,872)     $202,515
   ==============  =============  =============  ============  ============


                                                                             67


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended August 31, 2001


                                                                         Small
                                                                     Capitalization
                                                                      Value Equity
                                                                      Investments
-----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...................................... $  12,924,015
  Net realized gain (loss)..........................................    39,778,479
  Change in net unrealized appreciation (depreciation)..............    90,142,390
                                                                     -------------
  Increase (Decrease) in Net Assets From Operations.................   142,844,884
                                                                     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................    (9,951,901)
  Net realized gains................................................   (10,513,330)
  Capital...........................................................            --
                                                                     -------------
  Decrease in Net Assets From Distributions to Shareholders.........   (20,465,231)
                                                                     -------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares..................................   325,312,574
  Net asset value of shares issued for reinvestment of dividends....    20,169,877
  Cost of shares reacquired.........................................  (681,551,221)
                                                                     -------------
  Increase (Decrease) in Net Assets From Fund Share Transactions....  (336,068,770)
                                                                     -------------
Decrease in Net Assets..............................................  (213,689,117)
NET ASSETS:
  Beginning of year.................................................   852,356,270
                                                                     -------------
  End of year*...................................................... $ 638,667,153
                                                                     =============
* Includes undistributed (overdistributed) net investment income of:   $12,040,561
                                                                     =============


68


                      See Notes to Financial Statements.

      Small                          Emerging
  Capitalization   International      Markets     International
      Growth          Equity          Equity      Fixed Income     Balanced
   Investments      Investments     Investments    Investments    Investments
  ----------------------------------------------------------------------------
  $   (5,348,237) $     5,436,876  $   2,010,946  $   9,061,672  $  1,513,100
    (169,699,682)    (150,731,733)   (45,063,444)   (18,777,546)   (1,621,200)
    (318,338,255)    (242,504,710)   (56,600,559)    14,909,307    (6,064,868)
  --------------  ---------------  -------------  -------------  ------------
    (493,386,174)    (387,799,567)   (99,653,057)     5,193,433    (6,172,968)
  --------------  ---------------  -------------  -------------  ------------
              --       (5,310,394)            --        (15,586)   (1,408,034)
    (256,399,702)    (175,735,251)            --             --    (4,544,280)
              --               --             --     (9,216,137)           --
  --------------  ---------------  -------------  -------------  ------------
    (256,399,702)    (181,045,645)            --     (9,231,723)   (5,952,314)
  --------------  ---------------  -------------  -------------  ------------
     296,212,908      884,015,917    143,681,962     49,598,337    32,678,928
     253,119,170      178,396,250             --      9,001,569     5,920,634
    (619,601,371)  (1,313,457,758)  (103,012,353)  (130,357,036)  (46,221,750)
  --------------  ---------------  -------------  -------------  ------------
     (70,269,293)    (251,045,591)    40,669,609    (71,757,130)   (7,622,188)
  --------------  ---------------  -------------  -------------  ------------
    (820,055,169)    (819,890,803)   (58,983,448)   (75,795,420)  (19,747,470)
   1,572,056,500    1,569,027,950    305,066,192    235,566,007    58,809,827
  --------------  ---------------  -------------  -------------  ------------
  $  752,001,331  $   749,137,147  $ 246,082,744  $ 159,770,587  $ 39,062,357
  ==============  ===============  =============  =============  ============
         $24,557      $(4,028,574)      $998,947   $(10,302,113)     $650,266
  ==============  ===============  =============  =============  ============

                      See Notes to Financial Statements.

          Notes to Financial Statements


1. Significant Accounting Policies

Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, International Fixed Income Investments and Balanced Investments ("Portfolios") are separate investment portfolios of the Consulting Group Capital Markets Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers eleven other portfolios: Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, S&P 500 Index Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Multi-Sector Fixed Income Investments, Government Money Investments and Multi-Strategy Market Neutral Investments. The financial statements and financial highlights for these other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; except for Government Money Investments, which values investments using the amortized cost method; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; certain debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued at the mean between the quoted bid and asked prices; U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date except that foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (h) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At August 31, 2002, reclassifications were made to the capital accounts of the Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments, Emerging Markets Equity Investments and Balanced Investments to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gain amounting to $12,580,101 and accumulated net investment income of $4,312,469 were reclassified to paid-in capital for Small Capitalization Value Equity Investments. A portion of accumulated net investment loss amounting to $5,439,744 and accumulated net realized gain of $268,727 were reclassified to paid-in capital for Small Capitalization Growth Investments. A portion of accumulated net realized gain amounting to $3,184,532 and accumulated net investment income of $4,257,318 were reclassified to paid-in capital for International Equity Investments. A portion of overdistributed net investment income of $318,204 was reclassified to paid-in capital for International Fixed Income investments. Net investment income, net realized gains and net assets were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Notes to Financial Statements
(continued)



In addition, certain Portfolios may from time to time enter into futures contracts in order to hedge market risk. Also, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the International Fixed Income Investments and Balanced Investments to amortize premium and accrete all discounts on all fixed-income securities. The Portfolios adopted this requirement September 1, 2001. This change does not effect the Portfolios' net asset value, but does change the classification of certain amounts in the statements of operations. For the year ended August 31, 2002, interest income decreased by $505,547, net realized gains increased by $376,554 and the change in net unrealized appreciation of investments increased by $128,993, for International Fixed Income Investments. In addition, International Fixed Income Investments recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $111,980 to reflect the cumulative effect of this change up to the date of the adoption. For the year ended August 31, 2002, the cumulative effect of this change was immaterial for Balanced Investments.

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

The Fund has entered into an investment management agreement ("Management Agreement") with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). The Consulting Group ("Manager"), a division of SBFM, provides investment evaluation services with respect to the investment advisers of the Fund. SBFM has entered into a sub-advisory agreement with each sub-adviser selected for the Portfolios (collectively, "Sub-Advisers").

Under the Management Agreement, each Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfolio's average daily net assets. In addition, SBFM pays each Sub-Adviser, based on the rates applied to each respective Portfolio's average daily net assets on a monthly basis.

Indicated below for each Portfolio is the applicable maximum allowable management fee, actual management fee incurred, sub-advisory fee and the sub-adviser. The maximum allowable management fee represents the total amount that could be charged to the Portfolio while the actual management fee is what the Portfolio incurred during the reporting period. The actual management fee could fluctuate from year to year if sub-advisers are added or terminated in a particular Portfolio.

                                                                                         Actual      Maximum
                                                                                Sub-   Management   Allowable
                                                                               Adviser    Fee         Annual
Portfolio                                            Sub-Adviser                 Fee    Incurred  Management Fee
----------------------------------------------------------------------------------------------------------------
Small Capitalization Value Equity
  Investments                                                                             0.73%        0.80%
                                        NFJ Investment Group:
                                          on the first $450 million             0.50%
                                          on the amount over $450 million       0.45
                                        Rutabaga Capital Management LLC         0.50
                                        Furman Selz Capital Management LLC      0.40
Small Capitalization Growth Investments                                                   0.77         0.80
                                        Wall Street Associates                  0.50
                                        Westpeak Global Advisors, L.P.          0.50
                                        Kern Capital Management LLC             0.50
                                        Westfield Capital Management Co., Inc.  0.50

Notes to Financial Statements
(continued)


                                                                                        Actual      Maximum
                                                                               Sub-   Management   Allowable
                                                                              Adviser    Fee         Annual
Portfolio                                           Sub-Adviser                 Fee    Incurred  Management Fee
---------------------------------------------------------------------------------------------------------------
International Equity Investments                                                         0.68%        0.70%
                                       Oechsle International Advisors, LLC     0.40%
                                       Deutsche Asset Management Investment
                                         Services Ltd.                         0.45
                                       Brandywine Asset Management, Inc.:
                                         on the first $150 million             0.45
                                         on the amount over $150 million       0.25

Emerging Markets Equity Investments                                                      0.90         0.90
                                       F&C Emerging Markets Ltd.               0.60
                                       SSgA Funds Management, Inc.             0.60

International Fixed Income Investments                                                   0.50         0.50
                                       Julius Baer Investment Management Inc.  0.25

Balanced Investments                                                                     0.58         0.60
                                       INVESCO Institutional (N.A.), Inc.      0.30

In addition, the following changes were made:
  Small Capitalization Value Equity Investments:
   Mellon Capital Management Corp. was terminated, effective July 1, 2002. Small Capitalization Growth Investments:
   Mellon Capital Management Corp. was terminated, effective July 1, 2002. International Equity Investments:
   Effective August 1, 2002, Deutsche Asset Management Investment Services
     Limited replaced Deutsche Asset Management Inc. due to a restructuring at their parent company, Deutsche Bank AG. In addition, the fee was lowered to 0.45%, from 0.50%.
   Zurich Scudder Investments, Inc. was terminated, effective October 23, 2001. SSgA Funds Management, Inc. was terminated, effective June 28, 2002.
  Emerging Markets Equity Investments:
   Baring Asset Management, Inc. was terminated, effective October 16, 2001. Balanced Investments:
   Laurel Capital Advisors, LLP was terminated, effective July 1, 2002.
   Seix Investment Advisors, Inc. was terminated, effective July 1, 2002. INVESCO Institutional (N.A.), Inc. was added as investment adviser, effective July 1, 2002.

For the year ended August 31, 2002, SBFM waived $131,351 of its management fee for Balanced Investments.

SBFM also acts as the Fund's administrator for which each Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets of each respective Portfolio. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB.

Notes to Financial Statements
(continued)



For the year ended August 31, 2002, the Portfolios paid transfer agent fees totaling $2,821,476 to CTB. The totals for each Portfolio were as follows:

                                                               Transfer Agent
  Portfolio                                                         Fees
  ---------------------------------------------------------------------------
  Small Capitalization Value Equity Investments...............    $712,863
  Small Capitalization Growth Investments.....................     718,595
  International Equity Investments............................     679,762
  Emerging Markets Equity Investments.........................     469,646
  International Fixed Income Investments......................     238,282
  Balanced Investments........................................       2,328

For the year ended August 31, 2002, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH and its affiliates, received brokerage commissions of $159,651.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended August 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

    Portfolio                                      Purchases      Sales
    -----------------------------------------------------------------------
    Small Capitalization Value Equity Investments $313,881,793 $405,694,997
    Small Capitalization Growth Investments......  570,625,321  618,767,035
    International Equity Investments.............  792,819,934  887,887,303
    Emerging Markets Equity Investments .........  140,631,297  203,405,116
    International Fixed Income Investments ......  353,215,289  392,150,408
    Balanced Investments.........................   76,720,798   91,020,908

At August 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                           Net Unrealized
                                                                            Appreciation
Portfolio                                      Appreciation  Depreciation  (Depreciation)
-----------------------------------------------------------------------------------------
Small Capitalization Value Equity Investments. $58,046,954  $ (59,764,518)  $ (1,717,564)
Small Capitalization Growth Investments ......  42,922,131   (136,862,698)   (93,940,567)
International Equity Investments..............  27,587,312    (67,277,763)   (39,690,451)
Emerging Markets Equity Investments ..........  31,771,245    (18,997,285)    12,773,960
International Fixed Income Investments .......   6,229,661       (332,254)     5,897,407
Balanced Investments .........................     377,793       (930,634)      (552,841)

In addition, at August 31, 2002, International Equity Investments incurred $84,555 of interest expense related to overdrafts due to money transfers between investment managers.

Notes to Financial Statements
(continued)



4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At August 31, 2002, Emerging Markets Equity Investments had the following open futures contracts:

Emerging Markets Equity Investments

                         # of                             Market   Unrealized
   Purchased Contracts Contracts Expiration Basis Value   Value       Loss
   --------------------------------------------------------------------------
       Taiwan MSCI....    59        9/02    $1,268,500  $1,212,450  $(56,050)
                                                                    ========

5. Option Contracts

Each Portfolio may from time to time enter into option contracts.

Premiums paid when put or call options are purchased by a Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At August 31, 2002, the Portfolios did not hold any purchased call option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

Notes to Financial Statements
(continued)



The written call option transactions for International Equity Investments which occurred during the year ended August 31, 2002 were as follows:

                                                        Number of
International Equity Investments                        Contracts  Premiums
----------------------------------------------------------------------------
Options written, outstanding at August 31, 2001........     242   $  83,837
Options written........................................   1,750     211,103
Options cancelled in closing purchase transactions.....     (49)    (88,680)
Options expired........................................  (1,943)   (206,260)
                                                         ------   ---------
Options written, outstanding at August 31, 2002........      --   $       0
                                                         ======   =========

6. Foreign Securities

International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments invest in foreign securities which may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and/or a dividend in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

7. Forward Foreign Currency Contracts

At August 31, 2002, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments had the following open forward foreign currency contracts. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

                                                                    Unrealized
   Foreign Currency     Local Currency Market Value Settlement Date Gain (Loss)
   ----------------     -------------- ------------ --------------- -----------
   To Buy:
    Euro                     125,733     $123,313       9/3/02         $(321)
    Euro                      56,214       55,132       9/4/02           (42)
    Euro                      27,343       26,816       9/3/02          (130)
                                                                       -----
                                                                        (493)
                                                                       -----
   To Sell:
    Australian Dollar         65,690       36,107       9/3/02           121
    Euro                      10,678       10,472       9/3/02            34
    Japanese Yen          25,537,637      215,081       9/3/02           609
    Japanese Yen           7,804,360       65,729       9/3/02            (8)
                                                                       -----
                                                                         756
                                                                       -----
   Net Unrealized Gain on Open Forward
     Foreign Currency Contracts                                        $ 263
                                                                       =====

Notes to Financial Statements
(continued)


Emerging Markets Equity Investments
                                                                                             Unrealized
Foreign Currency                          Local Currency     Market Value    Settlement Date Gain (Loss)
----------------                         ----------------- ----------------- --------------- -----------
  To Buy:
   Hong Kong Dollar                           6,845,000       $  877,652         1/22/03      $      65
                                                                                              ---------
  To Sell:
   Hong Kong Dollar                          38,838,000        4,979,730         1/22/03        (10,374)
                                                                                              ---------
  Net Unrealized Loss on Open Forward
    Foreign Currency Contracts                                                                $ (10,309)
                                                                                              =========

International Fixed Income Investments
                                                                                             Unrealized
Forward Foreign Currency Contracts        Local Currency     Market Value    Settlement Date Gain (Loss)
----------------------------------       ----------------- ----------------- --------------- -----------
  To Buy:
   Euro                                       6,800,000       $6,666,133         9/10/02      $ 204,059
                                                                                              ---------
  To Sell:
   British Pound                                446,112          690,492          9/3/02          1,873
   Euro                                       6,800,000        6,666,133         9/10/02       (276,717)
                                                                                              ---------
                                                                                               (274,844)
                                                                                              ---------

Forward Foreign Cross Currency Contracts            Market Value
---------------------------------------- -----------------------------------                 Unrealized
                                         Australian Dollar       Euro        Settlement Date Gain (Loss)
                                         ----------------- ----------------- --------------- -----------
  To Buy:
   Australian Dollar vs. Euro               $ 6,262,462       $6,706,800          9/6/02       (444,338)
                                              2,252,289        2,228,333          9/6/02         23,956

                                         Australian Dollar   British Pound
                                         ----------------- -----------------
  Australian Dollar vs. British Pound       $ 4,337,672       $4,230,779         9/12/02        106,893

                                           British Pound         Euro
                                         ----------------- -----------------
   British Pound vs. Euro                   $ 5,103,970       $4,994,054         9/12/02        109,916
                                              8,197,285        8,067,899         9/12/02        129,386
                                              1,546,657        1,508,053         9/12/02         38,604
                                              8,506,617        8,390,198         9/12/02        116,419
                                              2,783,984        2,807,801         9/12/02        (23,817)
                                              4,330,641        4,296,716         9/12/02         33,925

                                           British Pound   Australian Dollar
                                         ----------------- -----------------
  British Pound vs. Australian Dollar       $ 4,131,658       $4,337,672         9/12/02       (206,014)

                                           British Pound    Canadian Dollar
                                         ----------------- -----------------
   British Pound vs. Canadian Dollar        $ 4,255,587       $4,360,122         9/24/02       (104,535)

                                          Canadian Dollar    British Pound
                                         ----------------- -----------------
   Canadian Dollar vs. British Pounds       $ 4,360,121       $4,268,583         9/24/02         91,538

                                               Euro        Australian Dollar
                                         ----------------- -----------------
   Euro vs. Australian Dollar               $ 3,873,007       $3,625,635          9/6/02        247,372
                                              6,335,846        6,207,528          9/6/02        128,318

Notes to Financial Statements
(continued)



International Fixed Income Investments (continued)

Forward Foreign Cross Currency              Market Value
Contracts (continued)             -----------------------------------                 Unrealized
---------------------                 Euro           Brazilian Real   Settlement Date Gain (Loss)
                                  -------------    ------------------ --------------- -----------
  Euro vs. Brazilian Real          $   349,956        $   320,053         1/15/03      $  29,903

                                      Euro           British Pound
                                  -------------    ------------------
  Euro vs. British Pound           $22,248,990        $22,735,868         9/12/02       (486,878)
                                     4,999,882          5,103,970         9/12/02       (104,088)
                                     3,334,079          3,402,646         9/12/02        (68,567)

                                      Euro          Canadian Dollar
                                  -------------    ------------------
  Euro vs. Canadian Dollar         $ 5,153,238        $ 5,129,554         9/24/02         23,684

                                      Euro           Iceland Krona
                                  -------------    ------------------
  Euro vs. Iceland Krona           $ 4,128,432        $ 4,166,885         4/16/03        (38,453)

                                      Euro            Japanese Yen
                                  -------------    ------------------
  Euro vs. Japanese Yen            $ 6,127,313        $ 6,206,749          9/9/02        (79,436)
                                     3,089,445          3,100,847          9/9/02        (11,402)
                                    10,651,430         10,646,004          9/5/02          5,426

                                      Euro          Norwegian Krone
                                  -------------    ------------------
  Euro vs. Norwegian Krone         $ 4,151,013        $ 4,152,224        11/29/02         (1,211)

                                      Euro           Poland Zlotty
                                  -------------    ------------------
  Euro vs. Poland Zlotty           $ 3,041,294        $ 3,086,208         11/5/02        (44,914)

                                      Euro           Swedish Krona
                                  -------------    ------------------
  Euro vs. Swedish Krona           $ 1,900,037        $ 1,898,378        10/18/02          1,659

                                      Euro         South African Rand
                                  -------------    ------------------
 Euro vs. South African Rand       $   650,035        $   640,359         9/27/02          9,676
                                     1,749,705          1,695,067         9/27/02         54,638

                                      Euro         New Zealand Dollar
                                  -------------    ------------------
 Euro vs. New Zealand Dollar       $ 2,131,971        $ 2,138,064        10/31/02         (6,093)
                                     1,400,864          1,394,389        10/31/02          6,475
                                       908,810            929,592        10/31/02        (20,782)
                                     2,204,205          2,212,431        10/31/02         (8,226)

                                  Iceland Krona           Euro
                                  -------------    ------------------
  Iceland Krona vs. Euro           $ 4,165,791        $ 4,041,426         4/18/03        124,365

                                  Japanese Yen            Euro
                                  -------------    ------------------
  Japanese Yen vs. Euro            $26,736,378        $27,202,984          9/9/02       (466,606)
                                     1,373,473          1,370,477          9/9/02          2,996
                                     1,306,063          1,306,576          9/9/02           (513)
                                    10,650,734         10,650,840          9/9/02           (106)

                                  Poland Zlotty           Euro
                                  -------------    ------------------
  Poland Zlotty vs. Euro           $ 2,631,650        $ 2,556,677         11/5/02         74,973

Notes to Financial Statements
(continued)



International Fixed Income Investments (continued)

Forward Foreign Cross Currency             Market Value
Contracts (continued)                ------------------------                 Unrealized
---------------------                Swedish Krona    Euro    Settlement Date Gain (Loss)
                                     ------------- ---------- --------------- -----------
 Swedish Krona vs. Euro               $7,816,228   $7,708,356    10/18/02      $ 107,872
                                       1,898,378    1,883,349    10/18/02         15,029

                                     South African
                                         Rand         Euro
                                     ------------- ----------
 South African Rand vs. Euro          $1,308,969   $1,331,632     9/27/02        (22,663)
                                         386,098      380,966     9/27/02          5,132
                                         640,358      633,589     9/27/02          6,769
                                                                               ---------
                                                                                (643,718)
                                                                               ---------
Net Unrealized Loss on Open Forward
  Foreign and Cross Currency
  Contracts                                                                    $(714,503)
                                                                               =========

          Local Currency on Forward Foreign
          Cross Currency Contracts               Buy         Sell
          ----------------------------------- ---------- -------------
          Australian Dollar vs. Euro          11,400,000     6,840,376
          Australian Dollar vs. Euro           4,100,000     2,272,715
          Australian vs. British Pound         7,900,000     2,735,433
          British Pound vs. Euro               3,300,000     5,094,755
          British Pound vs. Euro               5,300,000     8,230,580
          British Pound vs. Euro               1,000,000     1,538,461
          British Pound vs. Euro               5,500,000     8,559,378
          British Pound vs. Euro               1,800,000     2,864,418
          British Pound vs. Euro               2,800,000     4,383,355
          British Pound vs. Australian Dollar  2,671,346     7,900,000
          British Pound vs. Canadian Dollar    2,753,349     6,800,000
          Canadian Dollar vs. British Pound    6,800,000     2,761,757
          Euro vs. Australian Dollar           3,950,144     6,600,000
          Euro vs. Australian Dollar           6,462,035    11,300,000
          Euro vs. Brazilian Real                358,919       960,000
          Euro vs. British Pound              22,697,620    14,700,000
          Euro vs. British Pound               5,100,700     3,300,000
          Euro vs. British Pound               3,401,307     2,200,000
          Euro vs. Canadian Dollar             5,259,697     8,000,000
          Euro vs. Iceland Krona               4,249,252   379,840,656
          Euro vs. Japanese Yen                6,250,106   736,600,000
          Euro vs. Japanese Yen                3,151,359   368,000,000
          Euro vs. Japanese Yen               10,860,496 1,264,053,237
          Euro vs. Norwegian Krone             4,248,874    31,700,000
          Euro vs. Poland Zlotty               3,109,932    12,900,000
          Euro vs. Swedish Krona               1,941,368    17,900,000
          Euro vs. South African Rand            663,544     6,800,000
          Euro vs. South African Rand          1,786,069    18,000,000
          Euro vs. New Zealand Dollar          2,179,640     4,600,000

Notes to Financial Statements
(continued)


International Fixed Income Investments (continued)

         Local Currency on Forward Foreign
         Cross Currency Contracts (continued)      Buy         Sell
         ------------------------------------ ------------- ----------
         Euro vs. New Zealand Dollar              1,432,186  3,000,000
         Euro vs. New Zealand Dollar                929,131  2,000,000
         Euro vs. New Zealand Dollar              2,253,489  4,760,000
         Iceland Krona vs. Euro                 379,840,656  4,160,000
         Japanese Yen vs. Euro                3,173,000,000 27,748,142
         Japanese Yen vs. Euro                  163,000,000  1,397,942
         Japanese Yen vs. Euro                  155,000,000  1,332,760
         Japanese Yen vs. Euro                1,264,000,000 10,864,286
         Poland Zlotty vs. Euro                  11,000,000  2,614,379
         Swedish Krona vs. Euro                  73,700,000  7,876,035
         Swedish Krona vs. Euro                  17,900,000  1,924,317
         South African Rand vs. Euro             13,900,000  1,359,306
         South African Rand vs. Euro              4,100,000    388,883
         South African Rand vs. Euro              6,800,000    646,756

8. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

9. Capital Loss Carryforward

At August 31, 2002, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, International Fixed Income Investments and Balanced Investments had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains expiring on August 31 of the years below:

Portfolio                                             Total        2007        2008       2009        2010
--------------------------------------------------------------------------------------------------------------
Small Capitalization Growth Investments........... $270,407,000          --         --         -- $270,407,000
International Equity Investments..................  216,396,000          --         --         --  216,396,000
Emerging Markets Equity Investments...............  127,474,000 $83,792,000         -- $2,094,000   41,588,000
International Fixed Income Investments............    5,743,000          -- $1,143,000  4,600,000           --
Balanced Investments..............................    2,221,000          --         --         --    2,221,000

To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Notes to Financial Statements
(continued)



10. Securities Traded on a To -Be -Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At August 31, 2002, the Portfolios did not hold any TBA securities.

11. Short Sales of Securities

A short sale is a transaction in which a Portfolio sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Portfolio may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Portfolio for the short sale are retained by the broker until the Portfolio replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

At August 31, 2002, the Portfolios did not have any open short sale transactions.

12. Lending of Portfolio Securities

The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At August 31, 2002, the Portfolios listed below had securities on loan. The market value for the securities on loan was as follows:

        Portfolio                                             Value
        ---------------------------------------------------------------
        Small Capitalization Value Equity Investments..... $ 73,235,869
        Small Capitalization Growth Investments...........  119,598,539
        International Equity Investments..................   39,671,146
        Emerging Markets Equity Investments...............   11,812,088
        International Fixed Income Investments............    3,029,446

At August 31, 2002, the Portfolios listed below received cash collateral which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio. The amount of the cash collateral was as follows:

        Portfolio                                             Amount
        ---------------------------------------------------------------
        Small Capitalization Value Equity Investments..... $ 76,653,993
        Small Capitalization Growth Investments...........  125,954,778
        International Equity Investments..................   41,114,904
        International Fixed Income Investments............    3,181,093

In addition to above noted cash collateral, Small Capitalization Growth Investments and International Equity Investments held securities collateral with a market value of $82,772 and $698,820, respectively, as of August 31, 2002.

Notes to Financial Statements
(continued)


At August 31, 2002, Emerging Markets Equity Investments received cash collateral which was invested as follows:

Emerging Markets Equity Investments

Security Description                                                           Value
---------------------------------------------------------------------------------------
Commercial Paper:
 Alpine Securitization Corp., 1.900% due 9/3/02............................ $   367,725
 Aquinas Funding LLC, 1.900% due 9/3/02....................................     367,725
 Clipper Receivables Corp., 1.890% due 9/3/02..............................     367,725
 Fairway Finance Corp., 1.900% due 9/3/02..................................     367,725
 General Electric Capital Corp., 1.900% due 9/3/02.........................     367,725
 Liberty Street Funding Co., 1.900% due 9/3/02.............................     367,725
Time Deposits:
 Bayrische Hypo-Und Vereinsbk, 1.875% due 9/3/02...........................     367,802
 Bcaintesabci LN, 1.910% due 9/3/02........................................     367,803
 Caja De Madrid, 1.875% due 9/3/02.........................................     367,802
 Den Danske-Copenhagen, 1.900% due 9/3/02..................................     367,803
 Dexia Bank BXL, 1.900% due 9/3/02.........................................     367,802
 HBOS Treasury Services PLC, 1.880% due 9/3/02.............................     367,803
 Landesbank Baden:
   1.875% due 9/3/02.......................................................     367,802
   1.900% due 9/3/02.......................................................     367,802
 Nordeutsche Landesbank Giro, 1.910% due 9/3/02............................     367,803
 Svenska Stockholm, 1.875% due 9/3/02......................................     367,803
Money Market Fund:
 Dreyfus Cash Management Plus, 1.768% due 9/3/02...........................     367,802
Repurchase Agreements:
 CS First Boston Corp., 1.890% due 9/3/02..................................   3,754,417
 UBS PaineWebber LLC, 1.910% due 9/3/02....................................   2,402,952
                                                                            -----------
Total...................................................................... $12,409,546
                                                                            ===========

In addition to the above noted cash collateral, Emerging Markets Equity Investments held securities collateral with a market value of $16,800 as of August 31, 2002.

Income earned by the Portfolios from securities lending for the year ended August 31,
2002 were as follows:

Portfolio                                                                      Value
---------------------------------------------------------------------------------------
Small Capitalization Value Equity Investments.............................. $    75,138
Small Capitalization Growth Investments ...................................     278,652
International Equity Investments...........................................     216,001
Emerging Markets Equity Investments .......................................      32,407
International Fixed Income Investments.....................................      31,702
Balanced Investments.......................................................       5,037

Notes to Financial Statements
(continued)


13. Swap Contracts

Emerging Markets Equity Investments has entered into an index swap agreement and security price swap agreements with Merrill Lynch International and Morgan Stanley. The Portfolio will record the difference between a predetermined fixed interest rate and the closing value on the MSCI Mexico Index, MSCI Taiwan Index, MSCI Thailand Index, MSCI Brazil Index and the MSCI India Index. These differences are netted out in a cash settlement on the expiration date, with the portfolio receiving or paying, as the case may be, only the net amount of the two differences. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. As of August 31, 2002, the Portfolio entered into the following index and security price swap agreements:

Swap Counterparty................................. Morgan Stanley
Effective Date.................................... March 8, 2002
Notional Amount (Resets Quarterly)................ $1,330,041
Payments Made by the Portfolio.................... Floating Factor (MSCI Thailand Price Return
                                                   Equity Index)
Payments Received by the Portfolio................ Floating Rate (Libor-2.45%)
Termination Date.................................. March 13, 2003
Unrealized Depreciation as of August 31, 2002..... $(220,095)
                                                   =

Swap Counterparty................................. Merrill Lynch International
Effective Date.................................... August 6, 2002
Notional Amount (Resets Quarterly)................ $1,684,142
Payments Made by the Portfolio.................... Floating Factor (MSCI Taiwan Price Return
                                                   Equity Index)
Payments Received by the Portfolio................ Floating Rate (Libor-2.50%)
Termination Date.................................. August 6, 2003
Unrealized Appreciation as of August 31, 2002..... $64,116
                                                   =======

Swap Counterparty................................. Morgan Stanley
Effective Date.................................... January 9, 2002
Notional Amount (Resets Quarterly)................ $921,808
Payments Made by the Portfolio.................... Floating Factor (MSCI Mexico Price Return
                                                   Equity Index)
Payments Received by the Portfolio................ Floating Rate (Libor-2.50%)
Termination Date.................................. January 9, 2003
Unrealized Depreciation as of August 31, 2002..... $(50,589)
                                                   ========

Swap Counterparty................................. Morgan Stanley
Effective Date.................................... August 29, 2002
Notional Amount (Resets Quarterly)................ $300,000
Payments Made by the Portfolio.................... Floating Factor (MSCI Brazil U.S. Dollar Gross
                                                   Dividends Reinvested Index)
Payments Received by the Portfolio................ Floating Rate (Libor-3.00%)
Termination Date.................................. September 4, 2003
Unrealized Depreciation as of August 31, 2002.....       --
                                                   ========

Swap Counterparty................................. Merrill Lynch International
Effective Date.................................... July 17, 2002
Notional Amount (Resets Quarterly)................ $961,244
Payments Made by the Portfolio.................... Floating Factor (MSCI India U.S. Dollar Total
                                                   Return Index)
Payments Received by the Portfolio................ Floating Rate (Libor-1.75%)
Termination Date.................................. July 17, 2003
Unrealized Depreciation as of August 31, 2002..... $(3,306)
                                                   =======

Notes to Financial Statements
(continued)



Swap Counterparty................................. Morgan Stanley
Effective Date.................................... June 20, 2002
Notional Amount (Resets Quarterly)................ $3,000,000
Payments Made by the Portfolio.................... Floating Factor (MSCI India U.S. Dollar Total
                                                   Return Index)
Payments Received by the Portfolio................ Floating Rate (Libor-0.65%)
Termination Date.................................. June 20, 2003
Unrealized Depreciation as of August 31, 2002..... $(69,552)
                                                   ========

At August 31, 2002, Emerging Markets Equity Investments had total unrealized depreciation of $279,426 from swap contracts.

14. Shares of Beneficial Interest

At August 31, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares were as follows:

                                                 Year Ended      Year Ended
                                               August 31, 2002 August 31, 2001
                                               --------------- ---------------
 Small Capitalization Value Equity Investments
 Shares sold..................................    12,157,560      29,776,122
 Shares issued on reinvestment................     2,634,143       1,946,899
 Shares reacquired............................   (22,224,788)    (60,277,196)
                                                 -----------    ------------
 Net Decrease.................................    (7,433,085)    (28,554,175)
                                                 ===========    ============
 Small Capitalization Growth Investments
 Shares sold..................................    15,068,395      18,708,961
 Shares issued on reinvestment................            --      18,054,149
 Shares reacquired............................   (23,810,311)    (39,966,319)
                                                 -----------    ------------
 Net Decrease.................................    (8,741,916)     (3,203,209)
                                                 ===========    ============
 International Equity Investments
 Shares sold..................................    45,891,726      94,225,660
 Shares issued on reinvestment................        25,722      17,353,721
 Shares reacquired............................   (59,445,252)   (137,064,891)
                                                 -----------    ------------
 Net Decrease.................................   (13,527,804)    (25,485,510)
                                                 ===========    ============
 Emerging Markets Equity Investments
 Shares sold..................................    12,890,253      24,579,060
 Shares issued on reinvestment................       291,830              --
 Shares reacquired............................   (26,136,633)    (17,994,353)
                                                 -----------    ------------
 Net Increase (Decrease)......................   (12,954,550)      6,584,707
                                                 ===========    ============
 International Fixed Income Investments
 Shares sold..................................     3,184,162       6,899,964
 Shares issued on reinvestment................       775,681       1,276,877
 Shares reacquired............................    (9,306,030)    (18,493,356)
                                                 -----------    ------------
 Net Decrease.................................    (5,346,187)    (10,316,515)
                                                 ===========    ============
 Balanced Investments
 Shares sold..................................     1,111,219       3,433,454
 Shares issued on reinvestment................       134,908         623,451
 Shares reacquired............................    (3,522,123)     (4,879,937)
                                                 -----------    ------------
 Net Decrease.................................    (2,275,996)       (823,032)
                                                 ===========    ============

          Financial Highlights


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small Capitalization Value
Equity Investments
------------------------------------------------------------------------------------
                                           2002    2001(1)   2000    1999   1998(1)
                                          ------------------------------------------
Net Asset Value, Beginning of Year....... $12.54   $10.72   $10.56  $11.11  $14.45

                                          ------   ------   ------  ------  ------
Income (Loss) From Operations:
 Net investment income...................   0.15     0.19     0.20    0.19    0.17
 Net realized and unrealized gain (loss).  (0.48)    1.90     0.30    1.28   (1.66)

                                          ------   ------   ------  ------  ------
Total Income (Loss) From Operations......  (0.33)    2.09     0.50    1.47   (1.49)

                                          ------   ------   ------  ------  ------
Less Distributions From:
 Net investment income...................  (0.19)   (0.13)   (0.16)  (0.20)  (0.13)
 Net realized gains......................  (0.46)   (0.14)   (0.18)  (1.82)  (1.72)

                                          ------   ------   ------  ------  ------
Total Distributions......................  (0.65)   (0.27)   (0.34)  (2.02)  (1.85)

                                          ------   ------   ------  ------  ------
Net Asset Value, End of Year............. $11.56   $12.54   $10.72  $10.56  $11.11

                                          ======   ======   ======  ======  ======
Total Return.............................  (2.85)%  19.98%    5.09%  13.61% (12.84)%
Net Assets, End of Year (millions).......   $503     $639     $852    $744    $740
Ratios to Average Net Assets:
 Expenses................................   1.13%    0.94%    0.91%   0.96%   0.94%
 Net investment income...................   0.94     1.70     2.12    1.70    1.45
Portfolio Turnover Rate..................     54%      63%      72%     53%     59%

Small Capitalization Growth Investments
------------------------------------------------------------------------------------
                                          2002(1)  2001(1)  2000(1)  1999    1998
                                          ------------------------------------------
Net Asset Value, Beginning of Year....... $12.26   $24.36   $17.93  $12.83  $18.29

                                          ------   ------   ------  ------  ------
Income (Loss) From Operations:
 Net investment loss.....................  (0.09)   (0.08)   (0.11)  (0.07)  (0.07)
 Net realized and unrealized gain (loss).  (3.16)   (7.71)    8.66    5.68   (4.23)

                                          ------   ------   ------  ------  ------
Total Income (Loss) From Operations......  (3.25)   (7.79)    8.55    5.61   (4.30)

                                          ------   ------   ------  ------  ------
Less Distributions From:
 Net realized gains......................     --    (4.31)   (2.12)  (0.51)  (1.16)

                                          ------   ------   ------  ------  ------
Total Distributions......................     --    (4.31)   (2.12)  (0.51)  (1.16)

                                          ------   ------   ------  ------  ------
Net Asset Value, End of Year.............  $9.01   $12.26   $24.36  $17.93  $12.83

                                          ======   ======   ======  ======  ======
Total Return............................. (26.51)% (34.21)%  50.57%  44.32% (25.10)%
Net Assets, End of Year (millions).......   $474     $752   $1,572  $1,109    $859
Ratios to Average Net Assets:
 Expenses................................   1.20%    1.06%    0.98%   0.93%   1.01%
 Net investment loss.....................  (0.79)   (0.51)   (0.50)  (0.39)  (0.43)
Portfolio Turnover Rate..................     91%      80%     110%    108%     91%

--------
(1) Per share amounts have been calculated using the monthly average shares method.

Financial Highlights
(continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Investments
------------------------------------------------------------------------------------
                                          2002(1)  2001(1)   2000    1999     1998
                                          ------------------------------------------
Net Asset Value, Beginning of Year.......  $8.26   $13.50   $12.43  $10.69  $10.63

                                          ------   ------   ------  ------  ------
Income (Loss) From Operations:
 Net investment income...................   0.03     0.05     0.14    0.09    0.14
 Net realized and unrealized gain (loss).  (1.36)   (3.59)    2.19    2.39    0.21

                                          ------   ------   ------  ------  ------
Total Income (Loss) From Operations......  (1.33)   (3.54)    2.33    2.48    0.35

                                          ------   ------   ------  ------  ------
Less Distributions From:
 Net investment income...................  (0.00)*  (0.05)   (0.11)  (0.15)  (0.17)
 Net realized gains......................     --    (1.65)   (1.15)  (0.59)  (0.12)

                                          ------   ------   ------  ------  ------
Total Distributions......................  (0.00)*  (1.70)   (1.26)  (0.74)  (0.29)

                                          ------   ------   ------  ------  ------
Net Asset Value, End of Year.............  $6.93    $8.26   $13.50  $12.43  $10.69

                                          ======   ======   ======  ======  ======
Total Return............................. (16.08)% (28.67)%  19.17%  24.06%   3.53%
Net Assets, End of Year (millions).......   $535     $749   $1,569  $1,385  $1,331
Ratios to Average Net Assets:
 Net investment income...................   0.39%    0.49%    0.54%   0.90%   1.23%
 Interest expense........................   0.01       --       --      --      --
 Operating expense.......................   1.22     1.03     0.94    0.82    0.90
 Total expenses..........................   1.23     1.03     0.94    0.82    0.90
Portfolio Turnover Rate..................    131%      64%      75%     45%     45%

Emerging Markets Equity Investments
------------------------------------------------------------------------------------
                                          2002(1)  2001(1)  2000(1) 1999(1)   1998
                                          ------------------------------------------
Net Asset Value, Beginning of Year.......  $5.12    $7.35    $6.74   $4.37   $9.31

                                          ------   ------   ------  ------  ------
Income (Loss) From Operations:
 Net investment income (loss)............   0.02     0.05    (0.02)   0.05    0.06
 Net realized and unrealized gain (loss).   0.11    (2.28)    0.67    2.36   (4.44)

                                          ------   ------   ------  ------  ------
Total Income (Loss) From Operations......   0.13    (2.23)    0.65    2.41   (4.38)

                                          ------   ------   ------  ------  ------
Less Distributions From:
 Net investment income...................  (0.03)      --    (0.04)  (0.04)  (0.10)
 Net realized gains......................     --       --       --      --   (0.46)

                                          ------   ------   ------  ------  ------
Total Distributions......................  (0.03)      --    (0.04)  (0.04)  (0.56)

                                          ------   ------   ------  ------  ------
Net Asset Value, End of Year.............  $5.22    $5.12    $7.35   $6.74   $4.37

                                          ======   ======   ======  ======  ======
Total Return.............................   2.62%  (30.34)%   9.62%  55.37% (49.49)%
Net Assets, End of Year (millions).......   $184     $246     $305    $318    $231
Ratios to Average Net Assets:
 Expenses................................   1.72%    1.69%    1.66%   1.72%   1.69%
 Net investment income (loss)............   0.40     0.79    (0.24)   0.84    0.80
Portfolio Turnover Rate..................     65%      83%     110%    135%    139%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
*  Amount represents less than $0.01 per share.

Financial Highlights
(continued)



For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Investments
--------------------------------------------------------------------------------------
                                             2002(1) 2001(1)  2000(1)  1999(1)   1998
                                             ------- -------  -------  -------  -----
Net Asset Value, Beginning of Year..........  $7.19   $7.24    $8.10    $8.34   $8.21

                                              -----   -----    -----    -----   -----
Income (Loss) From Operations:
 Net investment income(2)...................   0.29    0.31     0.36     0.42    0.51
 Net realized and unrealized gain (loss)(2).   0.29   (0.05)   (0.84)   (0.24)   0.31

                                              -----   -----    -----    -----   -----
Total Income (Loss) From Operations.........   0.58    0.26    (0.48)    0.18    0.82

                                              -----   -----    -----    -----   -----
Less Distributions From:
 Net investment income......................  (0.12)  (0.00)*  (0.06)   (0.42)  (0.27)
 Net realized gains.........................     --      --       --       --   (0.34)
 Capital....................................  (0.18)  (0.31)   (0.32)   (0.00)* (0.08)

                                              -----   -----    -----    -----   -----
Total Distributions                           (0.30)  (0.31)   (0.38)   (0.42)  (0.69)

                                              -----   -----    -----    -----   -----
Net Asset Value, End of Year................  $7.47   $7.19    $7.24    $8.10   $8.34

                                              =====   =====    =====    =====   =====
Total Return................................   8.39%   3.80%   (6.13)%   2.30%  10.45%
Net Assets, End of Year (millions)..........   $126    $160     $236     $236    $192
Ratios to Average Net Assets:
 Expenses...................................   1.02%   0.94%    0.98%    0.94%   0.97%
 Net investment income(2)...................   4.04    4.26     4.70     4.85    5.39
Portfolio Turnover Rate.....................    271%    293%     225%     204%    211%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the changes in the accounting method discussed in
    Note 1 to the financial statements, for the year ended August 31, 2002, the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.31, $0.27 and 4.42%, respectively. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
*  Amount represents less than $0.01 per share.

Financial Highlights
(continued)



For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Balanced Investments
-----------------------------------------------------------------------------------------
                                           2002(1)   2001(1)    2000     1999     1998
                                           -------  -------   -------  -------  -------
Net Asset Value, Beginning of Year.......   $8.80    $11.18    $11.41   $10.87   $12.01
                                          -------   -------   -------  -------  -------
Income (Loss) From Operations:
 Net investment income(2)................    0.17      0.30      0.30     0.25     0.26
 Net realized and unrealized gain (loss).   (0.98)    (1.51)     1.19     1.74    (0.53)
                                          -------   -------   -------  -------  -------
Total Income (Loss) From Operations......   (0.81)    (1.21)     1.49     1.99    (0.27)
                                          -------   -------   -------  -------  -------
Less Distributions From:
 Net investment income...................   (0.28)    (0.28)    (0.24)   (0.29)   (0.30)
 Net realized gains......................      --     (0.89)    (1.48)   (1.16)   (0.57)
                                          -------   -------   -------  -------  -------
Total Distributions......................   (0.28)    (1.17)    (1.72)   (1.45)   (0.87)
                                          -------   -------   -------  -------  -------
Net Asset Value, End of Year.............   $7.71    $ 8.80    $11.18   $11.41   $10.87
                                          =======   =======   =======  =======  =======
Total Return.............................   (9.42)%  (11.33)%   14.45%   18.78%   (2.85)%
Net Assets, End of Year (000s)........... $16,655   $39,062   $58,810  $74,866  $68,470
Ratios to Average Net Assets:
 Expenses(2).............................    1.00%     1.00%     1.00%    0.85%    1.00%
 Net investment income...................    2.00      3.06      2.60     1.77     1.92
Portfolio Turnover Rate..................     239%      304%      303%     332%      57%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                     Net Investment Income Expense Ratios Without Waivers
                     Per Share Decrease    and/or Reimbursements
                     --------------------- -----------------------------
Portfolio            2002    2001   2000   2002       2001      2000
---------             -----  -----  -----  ----       ----      ----
Balanced Investments $0.03   $0.03  $0.02  1.38%      1.33%     1.16%

          Independent Auditors' Report


The Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, International Fixed Income Investments and Balanced Investments ("Portfolios") of Consulting Group Capital Markets Funds ("Fund") as of August 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of August 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP
New York, New York
October 11, 2002

          Additional Information
          (unaudited)

Information about Trustees and Officers
The business and affairs of the Consulting Group Capital Markets Funds ("Investment Company") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Investment Company's transfer agent, (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                               Number of
                                             Term of                           Investment
                                             Office*                           Companies
                                               and                              in Fund
                                 Position(s) Length                             Complex
                                  Held with  of Time  Principal Occupation(s)   Overseen     Other Trusteeships
  Name, Address, and Age            Fund     Served     During Past 5 Years    by Trustee     Held by Trustee
  ----------------------         ----------- ------- ------------------------- ---------- ------------------------
  NON-INTERESTED
  TRUSTEES:

  H. John Ellis                    Trustee    Since  Retired                       2                None
  858 East Crystal Downs Drive                1999
  Frankfort, MI 49635
  Age 75

  Armon E. Kamesar                 Trustee    Since  Chairman, TEC                 2      Inter Ocean Systems
  7328 Country Club Drive                     1994   International; Trustee,              Inc.
  LaJolla, CA 92037                                  U.S. Bankruptcy Court
  Age 74

  Stephen E. Kaufman               Trustee    Since  Attorney                      13               None
  Stephen E. Kaufman PC Co.                   1991
  277 Park Avenue, 47th Floor
  New York, NY 10172
  Age 70

  John J. Murphy                   Trustee    Since  President, Murphy Capital     2      Barclays International
  123 Prospect Street                         2002   Management                           Funds Group Ltd.;
  Ridgewood, NJ 07450                                                                     Barclays Fund Managers
  Age 58                                                                                  Ltd.; Barclays
                                                                                          International Fund
                                                                                          Managers Ltd.; Barclays
                                                                                          European Investment
                                                                                          Holdings SA; Barclays
                                                                                          Fund Management
                                                                                          Luxembourg SA;
                                                                                          Barclays Asian Selection
                                                                                          Funds Ltd.; Barclays
                                                                                          Investment Funds
                                                                                          (Channel Islands Ltd.);
                                                                                          Barclays Investment
                                                                                          Funds (Luxembourg)
                                                                                          funds SICAV; Barclays
                                                                                          International funds
                                                                                          SICAV; and Barclays
                                                                                          Euro Funds SICAV

Additional Information
(unaudited) (continued)



                                                                                                 Number of
                                                      Term of                                    Investment
                                                      Office*                                    Companies
                                                        and                                       in Fund
                                     Position(s)      Length                                      Complex
                                      Held with       of Time      Principal Occupation(s)        Overseen     Other Trusteeships
  Name, Address, and Age                Fund          Served         During Past 5 Years         by Trustee     Held by Trustee
     ----------------------          --------------   -------     ----------------------------   ----------    ------------------
  INTERESTED TRUSTEES:

  R. Jay Gerken                     Trustee/           Since     Managing Director of SSB           73                None
  Salomon Smith Barney Inc.         Chairman           2002
  ("SSB")
  125 Broad Street, 9th Floor
  New York, NY 10004
  Age 51
--------
  *Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

  OFFICERS:

  Lewis E. Daidone                  Senior Vice        Since     Managing Director of SSB;          N/A               N/A
  SSB                               President and      1994      Chief Administrative Officer
  125 Broad Street, 11th Floor      Chief                        of Smith Barney Mutual
  New York, NY 10004                Administrative               Funds; Director and Senior
  Age 44                            Officer                      Vice President of Smith
                                                                 Barney Fund Management
                                                                 LLC ("SBFM") and Travelers
                                                                 Investment Adviser, Inc.
                                                                 ("TIA")

  Irving P. David                   Treasurer and      Since     Director of SSB                    N/A               N/A
  SSB                               Chief              2002
  125 Broad Street, 10th Floor      Financial
  New York, NY 10004                Officer
  Age 40

  Christina T. Sydor                Secretary          Since     Managing Director of SSB;          N/A               N/A
  SSB                                                  1994      General Counsel and
  300 First Stamford Place                                       Secretary of SBFM and TIA
  Stamford, CT 06902
  Age 51

  Frank L. Campanale                Investment         Since     Executive Vice President of        N/A               N/A
  The Consulting Group              Officer            1996      SSB; President and Chief
  222 Delaware Avenue                                            Executive Officer of The
  Wilmington, DE 19801                                           Consulting Group
  Age 51

  Paul M. Hatch                     Investment         Since     Executive Vice President of        N/A               N/A
  The Consulting Group              Officer            2001      SSB; Chief Operating Officer
  222 Delaware Avenue                                            of The Consulting Group
  Wilmington, DE 19801
  Age 44

Additional Information
(unaudited) (continued)


                                                                           Number of
                                       Term of                             Investment
                                       Office*                             Companies
                                         and                                in Fund
                           Position(s) Length                               Complex
                            Held with  of Time   Principal Occupation(s)    Overseen  Other Trusteeships
  Name, Address, and Age      Fund     Served      During Past 5 Years     by Trustee  Held by Trustee
----------------------     ----------- ------- --------------------------- ---------- ------------------
  Leroy T. Pease           Investment   Since  First Vice President of SSB    N/A            N/A
  The Consulting Group     Officer      1996
  222 Delaware Avenue
  Wilmington, DE 19801
  Age 42

  Stephen M. Hagan         Investment   Since  First Vice President of SSB    N/A            N/A
  The Consulting Group     Officer      1997
  222 Delaware Avenue
  Wilmington, DE 19801
  Age 33

          Tax Information
          (unaudited)


The following August 31, 2002 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end.

   The Portfolios listed below designate for Federal income tax purposes the following amounts as long term capital gain distributions paid:

     Small Capitalization Value Equity Investments................................ $1,382,604

   The following percentages of ordinary income distributions have been designated as qualifying for the dividends received deduction available to corporate shareholders.

     Small Capitalization Value Equity Investments................................      27.95%
     Balanced Investments.........................................................      24.25

The total foreign sourced income received by International Equity Investments and Emerging
Markets Equity Investments, re-spectively, were $0.1412 per share (or a total amount of
$10,904,194) and $0.1471 per share (or a total amount of $5,169,276). The total amounts of foreign taxes paid, again respectively, were $0.0162 per share (or a total amount of
$1,252,034) and $0.0159 per share (or a total amount of $557,977).

The following percentage of ordinary income distributions have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the corresponding percentage may be exempt from taxation at the state level.

     Balanced Investments.........................................................      12.61%

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gain for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                            SALOMONSMITHBARNEY.COM




                           [LOGO] Salomon Smith Barney
                                 A member of citigroup

      Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

  This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust's Investment policies, charges and expenses as well as other pertinent information.

    TK 2120B, 8/02    Consulting Group Capital Markets Funds . 222 Delaware
                  Avenue . Wilmington, Delaware    .    19801